UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐
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Preliminary Proxy Statement

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Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

TrueCar, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐   Fee paid previously with preliminary materials.
☒   Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
DATED NOVEMBER 13, 2025
TrueCar, Inc.
225 Santa Monica Blvd.
12th Floor
Santa Monica, California 90401
www.truecar.com
[•], 2025
Dear TrueCar Stockholder:
You are cordially invited to attend a special meeting (such meeting, including any adjournments or postponements thereof, the “Special Meeting”) of stockholders of TrueCar, Inc. (“TrueCar” or the “Company”) to be held on [•], 2025, at [•], Pacific Time. TrueCar will hold the Special Meeting virtually via the internet at www.virtualshareholdermeeting.com/TRUE2025SM. You will not be able to attend the Special Meeting physically in person. For purposes of attendance at the Special Meeting, all references in the accompanying proxy statement to “present in person” or “in person” shall mean virtually present at the Special Meeting.
On October 14, 2025, the Company entered into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified in accordance with its terms, the “Merger Agreement”) with Fair Holdings, Inc., a Delaware corporation (“Parent”), and Rapid Merger Subsidiary, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Subsidiary”), pursuant to which, among other things, Merger Subsidiary will merge with and into the Company, with the Company surviving as a wholly-owned subsidiary of Parent (the “Merger”). Parent and Merger Subsidiary are led by TrueCar founder Scott Painter and backed by an equity commitment from Alpha Auto 2, LLC, a Florida limited liability company.
Upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of Common Stock, par value $0.0001 per share (“Company Stock” or “Common Stock”), of the Company (other than (i) Rollover Shares (as defined in the accompanying proxy statement), if any, (ii) shares of Company Stock held by a holder who is entitled to demand and properly demands appraisal of such shares in accordance with Section 262 of the Delaware General Corporation Law (the “DGCL”) and (iii) shares of Company Stock held by the Company as treasury stock or owned by any subsidiary of the Company or Parent or any subsidiary of Parent, excluding any Rollover Shares, if any), will be canceled and converted into the right to receive $2.55 per share in cash, without interest (the “Merger Consideration”).
At the Special Meeting, you will be asked to consider and vote on:
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a proposal to approve and adopt the Merger Agreement (the “Merger Proposal”);

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a proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to TrueCar’s named executive officers that is based on or otherwise relates to the Merger (the “Advisory Compensation Proposal”); and

•
a proposal to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if a quorum is not present or there are not sufficient votes cast at the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”).

The Board of Directors of the Company (the “Board”), after considering the factors more fully described in the enclosed proxy statement, has unanimously: (i) determined that the Merger Agreement and the Transactions (as defined below), including the Merger, are advisable, fair to and in the best interests of the Company and its stockholders; (ii) approved the execution, delivery and performance by the Company of the Merger Agreement, the Support Agreements (as defined below), and the consummation of the transactions contemplated thereby, including the Merger (collectively, with the financing contemplated by the Equity Commitment Letter (as defined in the accompanying proxy statement), the “Transactions”); (iii) declared advisable the Merger Agreement and the Transactions on the terms and subject to the conditions set forth in the Merger Agreement; (iv) resolved to recommend that the Company’s stockholders vote to approve and adopt the Merger Agreement and the Transactions, including the Merger; and (v) directed that the Merger Agreement be submitted to the Company’s stockholders for their approval. Accordingly, the Board unanimously recommends that TrueCar’s stockholders vote “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal.
Concurrently with the execution and delivery of the Merger Agreement, the Company, Parent and Merger Subsidiary entered into (a) that certain Voting and Support Agreement, dated as of October 14, 2025 (as it may be amended, supplemented or otherwise modified in accordance with its terms, the “Caledonia Support Agreement”) (a copy of which is attached as Annex C to the accompanying proxy statement), with Caledonia (Private) Investments Pty Limited and Caledonia US, LP (collectively, “Caledonia”); and (b) those certain Voting and Support Agreements (as any of them may be amended, supplemented or otherwise modified in accordance with their respective terms, the “Management Support Agreements” and, together with the Caledonia Support Agreement, the “Support Agreements”) (a copy of the form of which is attached as Annex D to the accompanying proxy statement) with all of the Company’s directors and executive officers (collectively, the “Management Stockholders” and, together with Caledonia, the “Supporting Stockholders”). Pursuant to their respective Support Agreements, each Supporting Stockholder agreed, subject to the terms and conditions of such Support Agreement, to vote the shares of Company Stock held by such Supporting Stockholder in favor of the approval and adoption of the Merger Agreement and the Transactions, including the Merger, at the Special Meeting. For more information, please see “The Merger Agreement — Support Agreements.” For more information regarding the security ownership of the Supporting Stockholders, please see “Security Ownership of Certain Beneficial Owners and Management.”
The accompanying proxy statement provides you with more specific information about the Special Meeting, the Merger Agreement, the Support Agreements and the Transactions, including the Merger. You should carefully read the entire proxy statement and the annexes and documents referred to or incorporated by reference therein, including the Merger Agreement. You may also obtain more information about the Company from the documents the Company files with the Securities and Exchange Commission (the “SEC”), including those incorporated by reference into the accompanying proxy statement.
Your vote is very important. Approval of the Merger Proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote thereon as of the close of business on the Record Date (as defined below). The failure of any stockholder to vote and any abstention will have the same effect as a vote against the Merger Proposal. Approval of the Advisory Compensation Proposal and the Adjournment Proposal each requires the affirmative vote of a majority of the voting power of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon, assuming a quorum is present. Accordingly, a failure to vote will not have any effect on the Advisory Compensation Proposal or the Adjournment Proposal. However, an abstention will have the same effect as a vote against each of the Advisory Compensation Proposal and the Adjournment Proposal.
Properly executed proxy cards with no instructions indicated on the proxy card will be voted “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal. Even if you plan to attend the Special Meeting virtually, the Company requests that you complete, sign, date and return the enclosed proxy card in the accompanying envelope prior to the Special Meeting to ensure that your shares will be represented and voted at the Special Meeting if you later decide not to or become unable to attend virtually.
You may also submit a proxy over the internet using the internet address on the enclosed proxy card or by telephone using the toll-free number on the enclosed proxy card. If you submit your proxy through the internet or by telephone, you will be asked to provide the control number from the enclosed proxy card. If you are not a stockholder of record but instead hold your shares in “street name” through a broker, bank or other nominee, you must provide a proxy executed in your favor from your broker, bank or other nominee in order to be able to vote at the Special Meeting.
Please vote as promptly as possible, whether or not you plan to attend the Special Meeting in person. If your shares are held in the name of a broker, bank, or other nominee, please vote by following the instructions on the voting instruction form furnished by the broker, bank, or other nominee. Your broker, bank or other nominee cannot vote on any of the proposals, including the Merger Proposal, without your instructions. If you hold your shares in your own name, submit a proxy to vote your shares as promptly as possible by: (i) visiting the internet site listed on the proxy card; (ii) calling the toll-free number listed on the proxy card; or (iii) submitting your proxy card by mail by using the self-addressed, stamped envelope provided. Submitting a proxy will not prevent you from voting in person, but it will help to secure a quorum and avoid added solicitation costs. Any eligible holder of Common Stock entitled to vote and who is present in person at the Special Meeting may vote, thereby revoking any previous proxy. In addition, a proxy may also be revoked in writing before the Special Meeting in the manner described in the accompanying proxy statement.
If you have any questions concerning the Merger Proposal, the Advisory Compensation Proposal, the Adjournment Proposal, the Merger or the accompanying proxy statement, would like additional copies, or need help voting your shares of Common Stock, please contact:
Okapi Partners, LLC
1212 Avenue of the Americas, 24th Floor
New York, NY 10036
Stockholders Call (toll-free): (877) 629-6357
Banks and Brokers Call: (212) 297-0720
Email: info@okapipartners.com
Thank you for your cooperation and continued support.
Very truly yours,
Jantoon E. Reigersman
President and Chief Executive Officer
THE MERGER HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES REGULATORY AGENCY. NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS PASSED UPON THE MERITS OR FAIRNESS OF THE MERGER OR THE MERGER AGREEMENT OR UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT OR THE ACCOMPANYING PROXY STATEMENT AND ANY DOCUMENTS REFERRED TO OR INCORPORATED BY REFERENCE THEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
THE ACCOMPANYING PROXY STATEMENT IS DATED [•], 2025 AND IS FIRST BEING MAILED TO STOCKHOLDERS OF TRUECAR ON OR ABOUT [•], 2025.

TrueCar, Inc.
225 Santa Monica Blvd.
12th Floor
Santa Monica, California 90401
www.truecar.com
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD [•], 2025
Notice is hereby given that a special meeting of stockholders (such meeting, including any adjournments or postponements thereof, the “Special Meeting”) of TrueCar, Inc., a Delaware corporation (“TrueCar” or the “Company”), will be held on [•], 2025 at [•], Pacific Time. TrueCar will hold the Special Meeting virtually via the internet at www.virtualshareholdermeeting.com/TRUE2025SM. You will not be able to attend the Special Meeting physically in person. For purposes of attendance at the Special Meeting, all references in the accompanying proxy statement to “present in person” or “in person” shall mean virtually present at the Special Meeting. The Special Meeting is being held for the following purposes:
1.
Approval and Adoption of the Merger Agreement.   To consider and vote on the proposal to approve and adopt the Agreement and Plan of Merger, dated as of October 14, 2025 (as it may be amended, supplemented or otherwise modified in accordance with its terms, the “Merger Agreement”) among the Company, Fair Holdings, Inc., a Delaware corporation (“Parent”), and Rapid Merger Subsidiary, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Subsidiary”), pursuant to which, among other things, Merger Subsidiary will merge with and into TrueCar, with TrueCar surviving as a wholly-owned subsidiary of Parent (such merger, the “Merger” and such proposal, the “Merger Proposal”);

2.
Advisory Compensation Proposal.   To vote on a proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger (the “Advisory Compensation Proposal”); and

3.
Adjournment Proposal.   To vote on a proposal to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if a quorum is not present or there are not sufficient votes cast at the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”).

The Board of Directors of the Company (the “Board”), at a meeting duly called and held, has by unanimous vote: (i) determined that the Merger Agreement and the Transactions, including the Merger, are advisable, fair to and in the best interests of the Company and its stockholders; (ii) approved the execution, delivery and performance by the Company of the Merger Agreement and the Support Agreements (as defined in the accompanying proxy statement), and the consummation of the transactions contemplated thereby, including the Merger (collectively, with the financing contemplated by the Equity Commitment Letter (as defined in the accompanying proxy statement), the “Transactions”); (iii) declared advisable the Merger Agreement and the Transactions on the terms and subject to the conditions set forth in the Merger Agreement; (iv) resolved to recommend that the Company’s stockholders vote to approve and adopt the Merger Agreement and the Transactions, including the Merger; and (v) directed that the Merger Agreement be submitted to the Company’s Stockholders for their approval. The Board unanimously recommends that holders of Common Stock vote “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal.
The Company will transact no other business at the Special Meeting or any adjournment or postponement thereof, except such business as may properly be brought before the Special Meeting or any adjournment or postponement thereof by or at the direction of the Board in accordance with the Company’s Amended and Restated Bylaws (the “Bylaws”) and the Merger Agreement. The accompanying proxy statement, of which this notice is a part, describes the proposals listed above in more detail. Please refer to the attached documents, including the Merger Agreement and all other annexes and any documents incorporated by reference, for further information with respect to the business to be transacted at the Special Meeting. You are encouraged to read the entire document carefully before voting. In particular, please see the section entitled “The Merger” beginning on page [•] for a description of the transactions contemplated by the Merger Agreement.
Approval of the Merger Proposal requires the affirmative vote of the holders of a majority of the shares of the Company’s Common Stock, par value $0.0001 per share (“Company Stock” or “Common Stock”), outstanding and entitled to vote thereon as of the close of business on the Record Date. The failure to vote and any abstention will have the same effect as a vote against the Merger Proposal. Holders of Common Stock (“Company Stockholders”) will also be asked to approve the Advisory Compensation Proposal and the Adjournment Proposal. Approval of the Advisory Compensation Proposal and the Adjournment Proposal each requires the affirmative vote of a majority of the voting power of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon, assuming a quorum is present. Accordingly, a failure to vote will not have any effect on the Advisory Compensation Proposal or the Adjournment Proposal. However, an abstention will have the same effect as a vote against each of the Advisory Compensation Proposal and the Adjournment Proposal.
A Company Stockholder who does not vote in favor of the Merger Proposal will have the right to seek appraisal of the fair value of its shares of Common Stock if the Merger is completed, but only if such Company Stockholder submits a written demand for appraisal to the Company prior to the time a vote of Company Stockholders is taken on the Merger Proposal and strictly complies with the procedures set forth in Section 262 of the Delaware General Corporation Law (“DGCL”). A copy of Section 262 of the DGCL is included as Annex F to the accompanying proxy statement, and a summary of these provisions can be found under the section entitled “Appraisal Rights” in the accompanying proxy statement. Section 262 of the DGCL may also be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.
The Board has fixed the close of business on [•], 2025, as the record date (the “Record Date”) for the determination of the Company Stockholders entitled to receive notice of, and to vote at, the Special Meeting. The Company Stockholders of record as of the close of business on the Record Date are the only Company Stockholders that are entitled to receive notice of, and to vote at, the Special Meeting unless a new record date is fixed in connection with any adjournment or postponement of the Special Meeting. For additional information regarding the Special Meeting, please see the section entitled “The Special Meeting of TrueCar’s Stockholders” beginning on page [•] of the accompanying proxy statement.
To ensure your virtual representation at the Special Meeting, please vote as promptly as possible, whether or not you plan to attend the Special Meeting in person. If your shares are held in the name of a broker, bank, or other nominee, please vote by following the instructions on the voting instruction form furnished by the broker, bank, or other nominee. Your broker, bank or other nominee cannot vote on any of the proposals, including the Merger Proposal, without your instructions. If you hold your shares in your own name, submit a proxy to vote your shares as promptly as possible by: (i) visiting the internet site listed on the proxy card; (ii) calling the toll-free number listed on the proxy card; or (iii) submitting your proxy card by mail by using the self-addressed, stamped envelope provided. Submitting a proxy will not prevent you from voting in person at the Special Meeting, but it will help to secure a quorum and avoid added solicitation costs. Any eligible holder of Company Stock entitled to vote and who is present in person at the Special Meeting may vote, thereby revoking any previous proxy. In addition, a proxy may also be revoked in writing before the Special Meeting in the manner described in the accompanying proxy statement. A complete list of Company Stockholders entitled to vote at the Special Meeting will be open to the examination of any Company Stockholder for any purpose related to the Special Meeting for a period of at least ten (10) days prior to the Special Meeting. Such list will be available upon request by contacting our Investor Relations department by email at investors@truecar.com or by phone at (800) 200-2000, extension 8771.

If you have any questions or need assistance voting your shares, please contact:
Okapi Partners, LLC
1212 Avenue of the Americas, 24th Floor
New York, NY 10036
Stockholders Call (toll-free): (877) 629-6357
Banks and Brokers Call: (212) 297-0720
Email: info@okapipartners.com
By Order of the Board of Directors,
Jeffrey J. Swart
Executive Vice President, General Counsel & Secretary
Santa Monica, California
[•], 2025

YOUR VOTE IS IMPORTANT
WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE ENCOURAGE YOU TO SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS PROMPTLY AS POSSIBLE (1) BY TELEPHONE; (2) OVER THE INTERNET; OR (3) BY COMPLETING, SIGNING AND DATING THE ENCLOSED PROXY OR VOTING INSTRUCTION CARD AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED. YOU MAY REVOKE YOUR PROXY OR CHANGE YOUR VOTE AT ANY TIME BEFORE IT IS VOTED AT THE SPECIAL MEETING.
Properly executed proxy cards with no instructions indicated on the proxy card will be voted “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal. Even if you plan to attend the Special Meeting, the Company requests that you complete, sign, date and return the enclosed proxy card in the accompanying envelope prior to the Special Meeting to ensure that your shares will be represented and voted at the Special Meeting if you later decide not to or become unable to attend in person.
You may also submit a proxy over the internet using the internet address on the enclosed proxy card or by telephone using the toll-free number on the enclosed proxy card. If you submit your proxy through the internet or by telephone, you will be asked to provide the control number from the enclosed proxy card.
Please vote as promptly as possible, whether or not you plan to attend the Special Meeting. If your shares are held in the name of a broker, bank, or other nominee, please vote by following the instructions on the voting instruction form furnished by the broker, bank, or other nominee. Your broker, bank or other nominee cannot vote on any of the proposals, including the Merger Proposal, without your instructions. If you hold your shares in your own name, submit a proxy to vote your shares as promptly as possible by: (i) visiting the internet site listed on the proxy card; (ii) calling the toll-free number listed on the proxy card; or (iii) submitting your proxy card by mail by using the self-addressed, stamped envelope provided. Submitting a proxy will not prevent you from voting at the Special Meeting, but it will help to secure a quorum and avoid added solicitation costs. Any eligible holder of Common Stock entitled to vote and who is present at the Special Meeting may vote, thereby revoking any previous proxy. If you are not a stockholder of record but instead hold your shares in “street name” through a broker, bank or other nominee, you must provide a proxy executed in your favor from your broker, bank or other nominee in order to be able to vote at the Special Meeting. In addition, a proxy may also be revoked in writing before the Special Meeting in the manner described in this proxy statement.
This proxy statement provides a detailed description of the Transactions, including the Merger, the Merger Agreement, and the other matters to be considered at the Special Meeting. We urge you to read this proxy statement carefully — including any documents incorporated by reference — and the annexes in their entirety. If you have any questions concerning the Merger Proposal, the Advisory Compensation Proposal, the Adjournment Proposal, the Transactions or this proxy statement, would like additional copies, or need help voting your shares of Common Stock, please contact:
Okapi Partners, LLC
1212 Avenue of the Americas, 24th Floor
New York, NY 10036
Stockholders Call (toll-free): (877) 629-6357
Banks and Brokers Call: (212) 297-0720
Email: info@okapipartners.com

i

SUMMARY
For your convenience, provided below is a brief summary of certain information contained in this proxy statement. This summary highlights selected information from this proxy statement and does not contain all of the information that may be important to you as a stockholder of TrueCar, Inc. To understand the Merger fully and for a more complete description of the terms of the Merger, you should read this entire proxy statement carefully, including its annexes and the other documents to which you are referred in this proxy statement. Additionally, important information, which you are urged to read, is contained in the documents incorporated by reference into this proxy statement. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions set forth in the section of this proxy statement captioned “Where You Can Find More Information” beginning on page [•]. Items in this summary include a page reference directing you to a more complete description of each item.
In this proxy statement, we refer to TrueCar, Inc. as the “Company,” “TrueCar,” “us,” “our,” “we” and, after the Merger, the “Surviving Corporation,” and we use the following additional defined terms:
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“Board” means the Board of Directors of the Company.

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“Bylaws” means the Company’s Amended and Restated Bylaws.

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“Caledonia” means, collectively, Caledonia (Private) Investments Pty Limited and Caledonia US, LP.

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“Caledonia Support Agreement” means that certain Voting and Support Agreement, dated as of October 14, 2025, by and among Parent, Merger Subsidiary, Caledonia and the Company, as it may be amended, supplemented or otherwise modified in accordance with its terms.

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“Cash on Hand” means all cash, cash equivalents, marketable securities and short-term investments of the Company and its subsidiaries, in each case determined in accordance with GAAP and expressed in U.S. dollars, that is freely transferable and calculated net of any costs that would apply to: (i) the transfer of such Cash on Hand to the Company from any subsidiary; or (ii) the use by the Company of such Cash on Hand to pay a portion of the aggregate Merger Consideration at Closing in accordance with the Merger Agreement. For the avoidance of doubt, “Cash on Hand” will (a) be calculated net of issued but uncleared checks and drafts; (b) include checks, other wire transfers and drafts deposited or available for deposit in the accounts of the Company; and (c) not include the Deposit Amount.

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“Change in Control Transaction Determined Unit” means a Company PSU that qualifies as a Change in Control Transaction Determined Unit (as defined and determined in accordance with the Vesting and Issuance Criteria applicable to the Company PSU) and is otherwise eligible to become vested in connection with the Transactions, as determined in accordance with the terms and conditions of the Vesting and Issuance Criteria applicable to the Company PSU.

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“Closing” means the closing of the Merger.

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“Closing Date” means the date on which the Closing actually occurs.

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“Code” means the Internal Revenue Code of 1986, as amended.

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“Company Equity Awards” means, collectively, the Company Options, Company PSUs and Company RSUs.

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“Company Equity Plan” means, collectively, the Company’s 2014 Equity Incentive Plan, 2023 Equity Incentive Plan and 2015 Inducement Equity Incentive Plan, as each may be amended from time to time, and any other plan or arrangement pursuant to which compensatory equity awards have been granted by the Company or any of its subsidiaries.

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“Company Option” means each option to purchase shares of Company Stock under any Company Equity Plan that is outstanding (but not yet exercised) immediately prior to the Effective Time (as defined below).

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“Company PSU” means each performance-based restricted stock unit of the Company that is outstanding immediately prior to the Effective Time.

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“Company RSU” means each outstanding service-based restricted stock unit of the Company under any Company Equity Plan.

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“Company Stock” or “Common Stock” means the Common Stock, par value $0.0001 per share, of the Company.

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“Company Stockholder Approval” means an affirmative vote in favor of the Merger Proposal from Company Stockholders holding a majority of the shares of Company Stock outstanding and entitled to vote on the Merger Proposal.

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“Company Stockholders” or “TrueCar Stockholders” means the holders of Company Stock.

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“Deposit Amount” means the $15,000,000 that Parent funded and deposited with the Company on behalf of Parent concurrently with the execution and delivery of the Merger Agreement.

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“DGCL” means the Delaware General Corporation Law.

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“End Date” means February 28, 2026 or such later date as the parties to the Merger Agreement mutually agree in writing.

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“Exchange Act” refers to the Securities Exchange Act of 1934, as amended.

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“Excluded Party” means any third party, other than a No-Shop Party, that has made a bona fide Acquisition Proposal prior to the No-Shop Period Start Date that is not a result of a breach of the provisions of the Merger Agreement that govern the solicitation of Acquisition Proposals, that the Board reasonably determines constitutes or could reasonably be expected to lead to a Superior Proposal (as defined in the section of this proxy statement captioned “Merger Agreement — Go Shop; No Solicitation; Other Offers — Certain Definitions”).

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“Fair” means Fair, Inc., a Wyoming corporation and an affiliate of Painter and Parent.

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“Governmental Authority” means any transnational, domestic or foreign federal, state or local governmental, regulatory, self-regulatory or administrative authority, department, court, or agency, including any political subdivision or instrumentality thereof or any arbitral body (whether public or private).

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“Investor” means Alpha Auto 2, LLC, a Florida limited liability company.

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“Management Stockholders” means all of the Company’s directors and executive officers.

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“Management Support Agreements” means, collectively, the Voting and Support Agreements, dated as of October 14, 2025, by and among Parent, Merger Subsidiary, the Company and each of the Management Stockholders, as any of them may be amended, supplemented or otherwise modified in accordance with their respective terms.

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“Merger” means the merger of Merger Subsidiary with and into the Company pursuant to the Merger Agreement.

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“Merger Agreement” means the Agreement and Plan of Merger, dated as of October 14, 2025, among the Company, Parent and Merger Subsidiary, as it may be amended, supplemented or otherwise modified in accordance with its terms.

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“Merger Subsidiary” means Rapid Merger Subsidiary, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent.

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“Morgan Stanley” means Morgan Stanley & Co. LLC.

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“Nasdaq” means the Nasdaq Global Select Market.

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“NEO” means a named executive officer of the Company.

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“No-Shop Party” means any Person or group of Persons set forth on a specified section of the TrueCar Disclosure Schedule or any affiliate thereof.

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“No-Shop Period Start Date” means 11:59 p.m. (Pacific Time) on November 13, 2025.

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“Painter” means Scott Painter, an individual.

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“Parent” means Fair Holdings, Inc., a Delaware corporation.

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“Person” means an individual, corporation, general or limited partnership, limited liability company, association, statutory or grantor trust or other entity or organization, including any Governmental Authority.

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“Record Date” means [•], 2025, the record date for the Special Meeting.

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“Representatives” means, with respect to any Person, the directors, officers, employees, investment bankers, attorneys, accountants and other advisors or representatives of such Person.

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“Rollover Agreements” means the rollover and contribution agreements that Parent may seek to enter into prior to the Closing with certain stockholders of the Company (each, a “Rollover Stockholder” and, collectively, the “Rollover Stockholders”), pursuant to which each Rollover Stockholder would receive an equity interest in Parent as consideration for the contribution to Parent of shares of Company Stock held by such Rollover Stockholder prior to the Effective Time (collectively, the “Rollover Shares”).

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“SEC” means the U.S. Securities and Exchange Commission.

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“Securities Act” means the Securities Act of 1933, as amended.

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“Special Meeting” means the special meeting of the stockholders of the Company to be held virtually at www.virtualshareholdermeeting.com/TRUE2025SM, on [•], 2025 at [•] Pacific Time, including any adjournment or postponement thereof.

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“Support Agreements” means, collectively, the Caledonia Support Agreement and the Management Support Agreements.

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“TrueCar Disclosure Schedule” means the confidential disclosure schedule related to the Merger Agreement that TrueCar delivered to Parent and Merger Subsidiary.

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“Unvested Company RSU Award” means the portion of each award of Company RSUs that is unvested and outstanding immediately prior to the Effective Time and that does not vest upon the occurrence of the Effective Time by its terms and without any action by the Company (including as set forth in the Merger Agreement).

•
“Vesting and Issuance Criteria” means the applicable Performance Unit Award Determination, Vesting and Issuance Criteria attached to the Performance Unit Award Agreement evidencing the applicable award of Company PSUs granted under the applicable Company Equity Plan.

The Parties to the Merger (see page [•])
TrueCar, Inc.
TrueCar, Inc., incorporated in Delaware and headquartered in Santa Monica, California, is a digital automotive marketplace that, among other things: (i) provides pricing transparency about what other people paid for their cars and enables consumers to engage with TrueCar Certified Dealers who are committed to providing a superior purchase experience; (ii) empowers TrueCar Certified Dealers to attract these informed, in-market consumers in a cost-effective, accountable manner; and (iii) allows automobile manufacturers to more effectively target their incentive spending at deep-in-market consumers during their purchase process. TrueCar’s Common Stock is listed and traded on Nasdaq under the ticker symbol “TRUE.” The Company has its executive offices located at 225 Santa Monica Blvd., 12th Floor, Santa Monica, California 90401, and can be reached by phone at (800) 200-2000.
Fair Holdings, Inc.
Fair Holdings, Inc., incorporated in Delaware, was formed on October 3, 2025, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, and has not engaged in any business activities other than in connection with the transactions contemplated by the Merger Agreement and arranging the Equity Financing in connection with the Merger. Parent’s principal executive office is located at 3601 San Fernando Road, Glendale, California 91204, and its telephone number is (800)-238-3784.

Rapid Merger Subsidiary, Inc.
Rapid Merger Subsidiary, Inc., incorporated in Delaware, is a wholly owned subsidiary of Parent and was formed on October 10, 2025, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, and has not engaged in any business activities other than in connection with the transactions contemplated by the Merger Agreement and arranging the Equity Financing in connection with the Merger. Merger Subsidiary’s principal executive office is located at 3601 San Fernando Road, Glendale, California 91204, and its telephone number is (800)-238-3784.
Parent and Merger Subsidiary are each affiliated with Fair and Painter. Parent is a wholly-owned subsidiary of Fair, which is controlled by Painter. In connection with the transactions contemplated by the Merger Agreement, the Investor and any other equity participants in the Additional Equity Financing (as defined below) are expected to purchase equity or other securities of Parent prior to the effective time of the Merger. At the effective time of the Merger, the Company, as the Surviving Corporation, will be indirectly owned by the Investor and Painter and, to the extent applicable, any other participants in the Additional Equity Financing and certain of their affiliates.
The Special Meeting of TrueCar’s Stockholders (See page [•])
The Special Meeting will be held virtually at www.virtualshareholdermeeting.com/TRUE2025SM, on [•], 2025, at [•] [a.m./p.m.], Pacific Time. The Special Meeting is being held to consider and vote on the following:
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a proposal to approve and adopt the Merger Agreement (such proposal, the “Merger Proposal”);

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a proposal to approve, on a non-binding advisory basis, the compensation that may be paid or become payable to the Company’s NEOs that is based on or otherwise relates to the Merger (the “Advisory Compensation Proposal”); and

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a proposal to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if a quorum is not present or there are not sufficient votes cast at the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”).

Completion of the Merger is conditioned on, among other things, the approval of the Merger Proposal by the Company Stockholders. Approval of the Adjournment Proposal and the Advisory Compensation Proposal are not conditions to the obligation of the Company to complete the Merger.
Only holders of record of outstanding shares of Common Stock as of the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement of the Special Meeting. Company Stockholders may cast one vote for each share of Common Stock owned as of the Record Date for each proposal.
Approval of the Merger Proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote thereon. Accordingly, a Company Stockholder’s abstention from voting or the failure of a Company Stockholder to vote (including the failure of a Company Stockholder who holds shares in “street name” through a bank, broker or other nominee to give any voting instructions to that bank, broker or other nominee) will have the same effect as a vote “AGAINST” the Merger Proposal.
For purposes of attendance at the Special Meeting, all references in this proxy statement to “present in person” or “in person” shall mean virtually present at the Special Meeting.
Under the Bylaws, assuming holders of a majority of the outstanding shares of Common Stock are present in person or represented by proxy at the Special Meeting (for purposes of the Special Meeting, a “quorum”), approval of the Adjournment Proposal and the Advisory Compensation Proposal requires the affirmative vote of a majority of the voting power of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Accordingly, with respect to a Company Stockholder who is present in person or represented by proxy at the Special Meeting and who abstains from voting at the Special Meeting, such Company Stockholder’s abstention will be counted in connection with the determination of whether a quorum is present and will have the same effect as a vote

“AGAINST” each of the Advisory Compensation Proposal and the Adjournment Proposal. However, the failure of a Company Stockholder of record who is not present in person or represented by proxy at the Special Meeting to vote on either proposal, as well as the failure of a Company Stockholder who holds shares in “street name” through a bank, broker or other nominee to give any voting instructions to the bank, broker or other nominee, will have no effect on either of the Advisory Compensation Proposal or the Adjournment Proposal.
The Merger and the Merger Agreement (See page [•])
You are being asked to vote to approve and adopt the Merger Agreement. On the terms and subject to the conditions set forth in the Merger Agreement, at the time the certificate of merger is duly filed with, and accepted by, the Secretary of State of the State of Delaware or such later date and time as may be agreed to by the parties and specified in the certificate of merger (the “Effective Time”), Merger Subsidiary will be merged with and into TrueCar (the “Merger”) in accordance with the DGCL, whereupon the separate existence of Merger Subsidiary will cease, and TrueCar will survive the Merger as the Surviving Corporation and as a wholly owned subsidiary of Parent. The terms and conditions of the Merger are contained in the Merger Agreement, a copy of which is attached as Annex A to this proxy statement. You are encouraged to read the Merger Agreement carefully and in its entirety. Following the Merger, the Common Stock will be delisted from Nasdaq, will be deregistered under the Exchange Act and will cease to be publicly traded.
Merger Consideration (See page [•])
At the Effective Time, each issued and outstanding share of Company Stock (other than (i) Rollover Shares (as defined below), if any; (ii) shares of Company Stock held by a holder who is entitled to demand and properly demands appraisal of such shares in accordance with Section 262 of the DGCL (“Dissenting Shares”); and (iii) shares of Company Stock held by the Company as treasury stock or owned by any subsidiary of the Company or Parent or any subsidiary of Parent, excluding any Rollover Shares (“Company Shares”)) will be canceled and converted into the right to receive $2.55 per share in cash, without interest (the “Merger Consideration”) and subject to any applicable withholding taxes. At the Effective Time, each Dissenting Share and Company Share will automatically be canceled and cease to exist, and each Dissenting Share shall represent the right to receive the fair value of such Dissenting Share in accordance with the provisions of Section 262 of the DGCL.
When the Merger is Expected to be Completed
The Company currently anticipates that the Merger will be completed in the fourth quarter of 2025 or the first quarter of 2026. In order to complete the Merger:
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the Company must obtain the Company Stockholder Approval;

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there must be no law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, or order, judgment, injunction, ruling, writ, award or decree, whether temporary, preliminary or permanent, enacted, issued, promulgated, enforced or entered by any Governmental Authority that restrains, enjoins, renders illegal or otherwise prohibits the consummation of the Merger or the Transactions (as defined below) that is still in effect;

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if applicable, the waiting period (including any extensions thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) relating to the Merger and the Transactions must have expired or been terminated; and

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there must not be pending any material cause of action, proceeding, suit, hearing, litigation, audit, arbitration, mediation, notice of violation, enforcement action, or investigation (whether civil, criminal, administrative, judicial or investigative) by or before any Governmental Authority that is brought by the U.S. Department of Justice (“DOJ”) or Federal Trade Commission (“FTC”) under any applicable antitrust law: (i) challenging or seeking to restrain, enjoin, render illegal or otherwise prohibit the consummation of the Merger or the Transactions or (ii) seeking to prohibit Parent or the Surviving Corporation’s ownership or operation of all or any portion of the Company’s business or assets under any applicable antitrust law as a result of the Merger or the Transactions; and

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the other closing conditions set forth in the Merger Agreement must be satisfied or waived.

See “The Merger Agreement — Conditions to the Closing of the Merger.” Accordingly, there can be no assurances that the Merger will be completed at all, or if completed, that it will be completed in the fourth quarter of 2025 or the first quarter of 2026.
Recommendation of the Board of Directors and its Reasons for the Merger (See page [•])
The Board has unanimously: (i) determined that the Merger Agreement and the Transactions (as defined below), including the Merger, are advisable, fair to and in the best interests of the Company and the Company Stockholders; (ii) approved the execution, delivery and performance by the Company of the Merger Agreement and the Support Agreements, and the consummation of the transactions contemplated thereby, including the Merger (collectively, with the financing contemplated by the Equity Commitment Letter, the “Transactions”); (iii) declared advisable the Merger Agreement and the Transactions on the terms and subject to the conditions set forth in the Merger Agreement; (iv) resolved to recommend that the Company Stockholders vote to approve and adopt the Merger Agreement and the Transactions, including the Merger (the “Company Board Recommendation”); and (v) directed that the Merger Agreement be submitted to the Company Stockholders for their approval. The Board unanimously recommends that Company Stockholders vote “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal, and “FOR” the Adjournment Proposal, if necessary or appropriate to reach a quorum or solicit additional proxies. For additional information on the factors considered by the Board in reaching this decision and the recommendation of the Board, please see “The Merger — Recommendation of the Board of Directors and its Reasons for the Merger.”
Opinion of Financial Advisor of TrueCar (See page [•])
TrueCar retained Morgan Stanley to act as financial advisor to the Board in connection with the proposed Merger. At the meeting of the Board on October 14, 2025, Morgan Stanley rendered its oral opinion, subsequently confirmed by delivery of a written opinion, that as of such date, and based on and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion, the Merger Consideration to be received by the holders of shares of Common Stock (other than holders of shares of Common Stock (i) held by TrueCar as treasury stock, (ii) owned by Parent or any of its subsidiaries, (iii) Rollover Shares or (iv) as to which dissenters’ rights have been perfected (clauses (i), (ii), (iii) and (iv), collectively, the “Excluded Shares”)) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders. The full text of the written opinion of Morgan Stanley, dated October 14, 2025, which set forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion, is attached to this proxy statement as Annex B. You are encouraged to read the opinion carefully and in its entirety. The summary of the opinion of Morgan Stanley set forth herein is qualified in its entirety by reference to the full text of the opinion. For a further discussion of the opinion that the Board received from Morgan Stanley, see the section entitled “The Merger — Opinion of Morgan Stanley & Co. LLC” beginning on page [•] and the full text of the written opinion of Morgan Stanley attached as Annex B to this proxy statement.
Financing of the Merger (See page [•])
We anticipate that the total amount of funds necessary to complete the Merger and the other Transactions, and to pay the fees and expenses required to be paid at the Closing by Parent and Merger Subsidiary under the Merger Agreement, will be approximately $248 million. This amount includes funds needed to: (1) pay TrueCar Stockholders the amounts due under the Merger Agreement for their Common Stock; (2) make payments in respect of our outstanding Company Equity Awards payable at the Closing pursuant to the Merger Agreement; and (3) pay the Company Transaction Expenses and the Parent Transaction Expenses (collectively, the “Required Amount”). The Company Transaction Expenses is defined in the section of this proxy statement captioned “Merger Agreement — Payoff Letters” and the Parent Transaction Expenses is defined in the section of this proxy statement captioned “Merger Agreement —  Termination Fees and Expenses; Limitations on Liability — Parent Transaction Expenses; Refund of Deposit Amount; Enforcement Expenses.”

In connection with the Transactions, Parent entered into that certain Equity Commitment Letter, dated as of October 14, 2025 (as it may be amended, supplemented or otherwise modified in accordance with its terms, the “Equity Commitment Letter”) (a copy of which is attached as Annex E to this proxy statement), with the Investor, pursuant to which the Investor (a) has made to Parent an equity commitment in the amount of $164 million (the “Commitment”) on the terms and subject to the conditions set forth in the Equity Commitment Letter and (b) deposited, as an advance against the Commitment and security for the Parent Termination Fee, the Deposit Amount ($15 million) (together with the other transactions contemplated by the Equity Commitment Letter, the “Equity Financing”). In addition, if the aggregate amount of the Equity Financing committed to be funded at the Closing, in combination with the Deposit Amount and the amount of the Company’s Cash on Hand at the Closing, would not reasonably be expected to equal or exceed the aggregate amount of the Merger Consideration payable at the Closing, plus the aggregate amount of the Company Transaction Expenses, then Parent must, and must cause its affiliates to, use its and their respective reasonable best efforts to arrange and obtain additional equity financing from the same or alternative sources (the “Additional Equity Financing”).
Parent and Merger Subsidiary plan to finance the Required Amount utilizing a combination of: (i) the Equity Financing; (ii) the Company’s Cash on Hand; and (iii) additional equity or debt commitments of at least $60 million in the aggregate to satisfy the Additional Financing Condition (as defined below).
Pursuant to the Equity Commitment Letter, the Investor has committed to contribute (or cause to be contributed) the Commitment to Parent at the Closing for the purpose of funding a portion of the Required Amount. The obligation of the Investor to provide the Equity Financing under the Equity Commitment Letter is subject to a number of conditions (collectively, the “Financing Conditions”), including: (i) satisfaction or waiver by TrueCar, Parent and Merger Subsidiary, as applicable, of each the conditions to the obligations of Parent and Merger Subsidiary to consummate the Merger set forth in the Merger Agreement (other than those conditions that by their nature are to be satisfied at the Closing, which conditions are capable of being satisfied if the Closing were to occur at such time); (ii) Parent shall have received duly executed equity and/or debt commitment letters from investors other than the Investor and its affiliates, in forms reasonably satisfactory to the Investor and Parent, in an aggregate amount of at least $60 million (the condition set forth in this clause (ii), the “Additional Financing Condition”); and (iii) Parent’s receipt of irrevocable written confirmation from TrueCar that TrueCar is ready and willing to consummate the Merger and TrueCar stood ready, willing and able to consummate the Merger and the Transactions.
Following Parent’s satisfaction of the Additional Financing Condition, the Investor is permitted to allocate all or a portion of its Commitment to one or more co-investors, subsidiaries, investment vehicles or similar entities, whether or not they are an affiliate of Investor.
TrueCar is an express third-party beneficiary of the Equity Commitment Letter solely with respect to seeking and obtaining specific performance of Parent’s right to cause the Equity Financing to be funded by the Investor to Parent in accordance with the Equity Commitment Letter, solely to the extent Parent can enforce funding of the equity commitment pursuant to the terms of the Equity Commitment Letter.
Interests of Executive Officers and Directors of TrueCar in the Merger (See page [•])
In considering the recommendation of the Board that TrueCar Stockholders adopt the Merger Agreement, TrueCar Stockholders should be aware that the executive officers and directors of TrueCar have certain interests in the Merger that are different from, or in addition to, the interests of TrueCar Stockholders generally. These interests include, among others:
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at the Effective Time, each Company RSU, Company PSU and Company Option held by an executive officer or director will receive the treatment described in the section of this proxy statement captioned “The Merger — Interests of Executive Officers and Directors of TrueCar in the Merger”;

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eligibility of TrueCar’s executive officers to receive severance payments and benefits under TrueCar’s employment agreements with such executive officers in the event of a qualifying termination of employment, as described in more detail in the section of this proxy statement captioned “The Merger — Interests of Executive Officers and Directors of TrueCar in the Merger”; and

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TrueCar’s executive officers and directors have rights to indemnification, advancement of expenses and directors’ and officers’ liability insurance that will survive the completion of the Merger, as described in more detail in the section of this proxy statement captioned “The Merger — Interests of Executive Officers and Directors of TrueCar in the Merger.”

The Board was aware of these interests and considered them, among other matters, in approving the Merger Agreement and Transactions, including the Merger, and in making its recommendation that TrueCar Stockholders approve the Merger Agreement.
Treatment of Company Equity Awards (See pages [•], [•], [•] and [•], respectively)
Company RSUs
At the Effective Time, each Company RSU that is vested and outstanding but not yet settled (including any Accelerated Company RSUs (as defined below)) immediately prior to the Effective Time (each, a “Vested Company RSU”), whether settleable in shares of Company Stock or cash, will be canceled, and Parent will cause the Surviving Corporation to pay each such holder, within sixty (60) days following the Effective Time, for each Vested Company RSU an amount in cash equal to the Merger Consideration per share of Company Stock, less any applicable withholding taxes. Pursuant to the terms of the Merger Agreement, certain unvested Company RSUs that are set forth in the TrueCar Disclosure Schedule and outstanding immediately prior to the Effective Time (each, an “Accelerated Company RSU”) will accelerate and vest immediately prior to the Effective Time.
At the Effective Time, each Unvested Company RSU Award, whether settleable in shares of Company Stock or cash, will be converted into the contingent right solely to receive from the Surviving Corporation, in full satisfaction of the rights of such holder with respect thereto, an amount in cash (a “Converted Stock Unit Cash Award”) equal to the product obtained by multiplying (A) the Merger Consideration per share of Company Stock by (B) the number of shares of Company Stock covered by the applicable Unvested Company RSU Award immediately prior to the Effective Time. Subject to the terms of the Merger Agreement, the Converted Stock Unit Cash Award will continue to vest on the same schedule and conditions as applied to the applicable Unvested Company RSU Award and will otherwise remain subject to the same terms and conditions as applied to the corresponding Unvested Company RSU Award, as applicable, immediately prior to the Effective Time. Parent will cause payment of each applicable portion of a Converted Stock Unit Cash Award to be made without interest to the applicable holder thereof through the payroll or other appropriate system of the Surviving Corporation, as applicable, as soon as practicable after the applicable vesting date, but in each such case within sixty (60) days following the applicable vesting date, less any applicable taxes withheld pursuant to the Merger Agreement and the terms and conditions of the applicable Converted Stock Unit Cash Award.
Company PSUs
At the Effective Time, each Company PSU, whether or not vested, and whether settleable in shares of Company Stock or cash, will be canceled, and Parent will cause the Surviving Corporation to pay each holder, within sixty (60) days following the Effective Time, for each Company PSU that qualifies as a Change in Control Transaction Determined Unit an amount in cash equal to the Merger Consideration per share of Company Stock, less any applicable withholding taxes. At the Effective Time, each Company PSU that is not a Change in Control Transaction Determined Unit will be canceled for no consideration.
Company Options
At the Effective Time, each Company Option, whether or not vested, will be canceled, and Parent will cause the Surviving Corporation to pay to each holder of a validly granted Company Option with an exercise price per share of Company Stock that is less than the Merger Consideration per share of Company Stock (each, an “In-the-Money Company Option”), within sixty (60) days following the Effective Time, for each share underlying an In-the-Money Company Option, an amount in cash equal to the Merger Consideration per share of Company Stock less: (i) the exercise price per share of Company Stock of the Company Option; and (ii) applicable withholding taxes. At the Effective Time, each Company Option that is not an In-the-Money Company Option will be canceled for no consideration.

Material U.S. Federal Income Tax Consequences of the Merger (See page [•])
The receipt of cash by Company Stockholders that are U.S. Holders (as defined under the section, “The Merger — Material U.S. Federal Income Tax Consequences of the Merger”) in exchange for shares of Common Stock in the Merger will be a taxable transaction for U.S. federal income tax purposes. Such receipt of cash by each Company Stockholder that is a U.S. Holder generally will result in gain or loss in an amount equal to the difference between the amount of cash received in the Merger and the U.S. Holder’s adjusted tax basis in the shares of Common Stock surrendered pursuant to the Merger by such U.S. Holder.
A Company Stockholder that is a Non-U.S. Holder (as defined under the section, “The Merger —  Material U.S. Federal Income Tax Consequences of the Merger”) generally will not be subject to U.S. federal income tax with respect to the exchange of Common Stock for cash in the Merger unless such Non-U.S. Holder has certain connections to the United States.
Company Stockholders should read the section of this proxy statement captioned “The Merger —  Material U.S. Federal Income Tax Consequences of the Merger.”
Company Stockholders should consult their tax advisors in light of their particular circumstances and any consequences relating to the Merger arising under U.S. federal, state, and local tax laws and non-U.S. tax laws.
Regulatory Approvals (See page [•])
We do not anticipate that there are any federal or state regulatory requirements that must be complied with or approvals that must be obtained in connection with the Merger. We do not believe approval under the HSR Act is required in connection with the Merger. See “The Merger — Regulatory Approvals” beginning on page [•] for more information.
Litigation Related to the Merger (See page [•])
As of the date of this proxy statement, no stockholder litigation related to the Merger Agreement has been brought against the Company or any members of the Board.
Go Shop; No Solicitation; Other Offers (See page [•])
Go Shop
During the period beginning on the date of the Merger Agreement and ending on the No-Shop Period Start Date (11:59 p.m. (Pacific Time) on November 13, 2025), TrueCar and its subsidiaries and their respective Representatives had the right to:
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solicit, initiate and knowingly take any action to facilitate or encourage the submission of an Acquisition Proposal (as defined in the section of this proxy statement captioned “Merger Agreement — Go Shop; No Solicitation; Other Offers”) from any third party that is not a No-Shop Party;

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continue, encourage, enter into or participate in any discussions or negotiations with, furnish any non-public information relating to TrueCar or any of its subsidiaries or afford access to the business, properties, assets, books or records of TrueCar or any of its subsidiaries to any third party that is not a No-Shop Party in furtherance of any Acquisition Proposal pursuant to an Acceptable Confidentiality Agreement (as defined in the section of this proxy statement captioned “Merger Agreement — Go Shop; No Solicitation; Other Offers”); provided that (A) all such information (to the extent not previously provided or made available to Parent) was required to be provided or made available to Parent prior to or substantially concurrently with the time it was provided or made available to such third party (and in any event within twenty-four (24) hours), and (B) TrueCar and its subsidiaries were prohibited from paying, agreeing to pay or causing to be paid or reimbursed, or agreeing to reimburse or causing to be reimbursed, the expenses of any such third party in connection with any Acquisition Proposal or inquiry; and

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approve, authorize, agree, or publicly announce any intention to do any of the actions described in the preceding two bullets; provided that if any such action had the effect of withdrawing or amending, qualifying or modifying the Company Board Recommendation, in each case, in a manner adverse to Parent, such action would be deemed to be an Adverse Recommendation Change (as defined in the section of this proxy statement captioned “Merger Agreement — No Change of Recommendation”) unless the Board reaffirmed the Company Board Recommendation in connection with such action.

No Solicitation or Negotiation
Under the terms of the Merger Agreement, except as expressly permitted by the exceptions described above under the caption “Go Shop” and certain exceptions described below, until the earlier to occur of the termination of the Merger Agreement pursuant to its terms or the Effective Time, neither TrueCar nor any of its subsidiaries may, and TrueCar and its subsidiaries must cause their respective Representatives not to, directly or indirectly:
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solicit, initiate or knowingly take any action to facilitate or encourage the submission of any Acquisition Proposal;

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continue, encourage, enter into or participate in any discussions or negotiations with, furnish any non-public information relating to TrueCar or any of its subsidiaries, or afford access to the business, properties, assets, books or records of TrueCar or any of its subsidiaries to any third party in furtherance of any Acquisition Proposal;

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make an Adverse Recommendation Change (as defined in the section of this proxy statement captioned “Merger Agreement — No Change of Recommendation”);

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amend or grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of TrueCar or any of its subsidiaries;

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enter into any agreement in principle, letter of intent or term sheet, merger agreement, acquisition agreement, option agreement or other similar contract relating to an Acquisition Proposal (any such agreement, other than an Acceptable Confidentiality Agreement, an “Alternative Acquisition Agreement”);

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approve, except at the written request or with the prior written consent of Parent, any transaction under, or any third party becoming an “interested stockholder” under, Section 203 of the DGCL; or

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approve, authorize, agree, or publicly announce any intention to do any of the foregoing.

In addition, subject to certain exceptions described below, TrueCar was required to, and was required to cause its Representatives, its subsidiaries and its subsidiaries’ Representatives to, do the following (i) with respect to any No-Shop Party, on the date of the Merger Agreement, and (ii) with respect to any other third party (other than an Excluded Party), on the No-Shop Period Start Date:
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cease immediately and cause to be terminated any and all existing discussions or negotiations, if any, with any third party and its Representatives conducted prior to the date of the Merger Agreement with respect to any Acquisition Proposal;

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promptly request that all copies of all confidential information that TrueCar or any of its Representatives had distributed or made available to any such third party in connection with their consideration of any Acquisition Proposal (and all analyses and other materials prepared by or on behalf of such third party that contained, reflected or analyzed that information) be promptly destroyed or returned to the extent required by any confidentiality or similar agreement with such third party; and

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cause any physical or virtual data room to no longer be accessible to or by any such third party.

If, after the date of the Merger Agreement and prior to obtaining the Company Stockholder Approval, TrueCar or any of its Representatives receives a bona fide Acquisition Proposal that is not a result of a breach of the provisions of the Merger Agreement that govern the solicitation of Acquisition Proposals, then TrueCar and its Representatives may enter into an Acceptable Confidentiality Agreement and make inquiries for the purpose of clarifying such Acquisition Proposal as is reasonably necessary to determine if such Acquisition Proposal constitutes or could reasonably be expected to lead to a Superior Proposal (as defined in the section of this proxy statement captioned “Merger Agreement — Go Shop; No Solicitation; Other Offers — Certain Definitions”).
Additionally, if the Board reasonably determines that such Acquisition Proposal constitutes or could reasonably be expected to lead to a Superior Proposal, then TrueCar and its Representatives may:
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enter into and participate in negotiations or discussions with the third party and its Representatives making such an Acquisition Proposal; and

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furnish to such third party or its Representatives non-public information relating to TrueCar or any of its subsidiaries or afford access to the business, properties, assets, books or records of TrueCar or any of its subsidiaries pursuant to an Acceptable Confidentiality Agreement; provided that all such information not previously provided or made available to Parent is provided or made available to Parent prior to or substantially concurrently with the time it is provided or made available to such third party.

Certain Notices
At any time from the date of the Merger Agreement until the earlier to occur of the termination of the Merger Agreement and the Effective Time, TrueCar will:
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notify Parent in no event later than twenty-four (24) hours after TrueCar (or any of its Representatives) receives:

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any Acquisition Proposal;

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any request for non-public information relating to TrueCar or any of its subsidiaries or for access to the business, properties, assets, books or records of TrueCar or any of its subsidiaries by any third party that could reasonably be expected to make, or has made, an Acquisition Proposal; or

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any discussions or negotiations that are sought to be initiated or continued with TrueCar or any of its subsidiaries or any of its or their respective Representatives from any Person (other than Parent) with respect to any Acquisition Proposal, which notice must include: (i) a copy (if in writing) of documents or written summary of material terms (if oral) relating to any such expression of interest, proposal, offer or request for information; and (ii) the identity of the Person from which such expression of interest, proposal, offer or request for information was received; and

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keep Parent reasonably informed of the status of any such Acquisition Proposal (including any copies (if in writing) of documents or written summaries of material terms (if oral) of any proposed agreements and material amendments or modifications thereto, and a copy of any other documents provided by the relevant counterparty relating thereto) and the status of any discussions or negotiations regarding any such Acquisition Proposal, and in the case of any proposed or agreed upon modification to the terms of any such Acquisition Proposal, TrueCar must notify Parent of such modification promptly, but in no event later than twenty-four (24) hours, of TrueCar’s or any of its subsidiaries’ or any of its or their respective Representatives’ knowledge of any such modification.

No Change of Recommendation (See page [•])
Except as permitted by the Merger Agreement, neither TrueCar nor any of its subsidiaries may, and TrueCar and its subsidiaries must cause their respective Representatives not to, directly or indirectly, make an Adverse Recommendation Change.
Permitted Change of Recommendation — Superior Proposal
If, at any time prior to obtaining the Company Stockholder Approval, TrueCar has received a bona fide Acquisition Proposal that (i) is not a result of a breach of the Merger Agreement and (ii) the Board determines in good faith, after consultation with its financial advisor and outside legal counsel, constitutes a Superior Proposal, then the Board may make an Adverse Recommendation Change and/or cause TrueCar to terminate the Merger Agreement in accordance with its terms in order to enter into a definitive Alternative Acquisition Agreement in respect of such Superior Proposal, in each case if and only if:
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the failure to take such action would be inconsistent with the fiduciary duties of the Board under applicable law; and

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prior to taking any such action:

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TrueCar notifies Parent of its intent to take such action, which notice must specify, as applicable, the identity of the Person making any Superior Proposal and the material terms and conditions thereof (including copies of any proposed draft Alternative Acquisition Agreement); and

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during the period ending at 11:59 p.m. (Pacific Time) on the fifth (5th) business day immediately following the date of the notice described in the preceding bullet, if Parent so requests, TrueCar must, and must direct its Representatives to, negotiate with Parent and its Representatives (in each case to the extent Parent desires to so negotiate), to amend the Merger Agreement such that the Superior Proposal giving rise to such notice would no longer constitute a Superior Proposal.

If the financial or other material terms of the relevant Acquisition Proposal are materially amended or modified, then TrueCar will be required to deliver to Parent a new notice pursuant to the immediately preceding bullets, except that the “notice period” will instead end at 11:59 p.m. (Pacific Time), on the third (3rd) business day immediately following the date such new notice is delivered to Parent (but such new notice will not shorten the initial five (5) business day “notice period” described in the second bullet above).
Permitted Change of Recommendation — Intervening Event
Other than in connection with a Superior Proposal, prior to obtaining the Company Stockholder Approval, the Board may, in response to an Intervening Event (as defined in the section of this proxy statement captioned “Merger Agreement — No Change of Recommendation”), make an Adverse Recommendation Change, if and only if:
•
the Board determines, in good faith, after consultation with outside legal counsel, that the failure to take such action would be inconsistent with the fiduciary duties of the Board to TrueCar Stockholders under applicable law; and

•
prior to taking any such action:

•
TrueCar notifies Parent of its intent to take such action, which notice must specify, as applicable, the fact, event, change or development in circumstances giving rise to an Intervening Event; and

•
during the period ending at 11:59 p.m. (Pacific Time) on the fifth (5th) business day following the date of the notice described in the preceding bullet, if Parent so requests, TrueCar must, and must direct its Representatives to, negotiate with Parent and its Representatives (in each case to the extent Parent desires to so negotiate), to amend the Merger Agreement such that the Intervening Event giving rise to such notice would no longer provide the basis for an Adverse Recommendation Change.

Conditions to the Closing of the Merger (See page [•])
Conditions to Each Party’s Obligations to Effect the Merger
Each party’s obligations to effect the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable law) of the following conditions at or prior to the Closing:
•
the Company Stockholder Approval must have been obtained;

•
no Governmental Authority having enacted, issued, promulgated, enforced or entered any applicable law, whether temporary, preliminary or permanent, that restrains, enjoins, renders illegal or otherwise prohibits the consummation of the Merger or the Transactions that remains in effect;

•
if applicable, the waiting period (including any extensions thereof) under the HSR Act relating to the Merger and the Transactions must have expired or been terminated; and

•
there must not be pending any material cause of action, proceeding, suit, hearing, litigation, audit, arbitration, mediation, notice of violation, enforcement action, or investigation (whether civil, criminal, administrative, judicial or investigative) by or before any Governmental Authority that is brought by the DOJ or FTC under any applicable antitrust law: (i) challenging or seeking to restrain, enjoin, render illegal or otherwise prohibit the consummation of the Merger or the Transactions; or (ii) seeking to prohibit Parent or the Surviving Corporation’s ownership or operation of all or any portion of the Company’s business or assets under any applicable antitrust law as a result of the Merger or the Transactions.

Conditions to Parent’s and Merger Subsidiary’s Obligations to Effect the Merger
In addition, the obligations of Parent and Merger Subsidiary to effect the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable law) of the following conditions at or prior to the Closing:
•
TrueCar must have performed and complied in all material respects with all of its obligations, covenants and agreements under the Merger Agreement required to be performed or complied with by it at or prior to the Closing;

•
the representations and warranties of TrueCar contained in the Merger Agreement regarding (a) certain aspects of the capitalization of TrueCar relating to the authorized and outstanding shares of TrueCar’s Common Stock and preferred stock and the absence of undisclosed securities, options, warrants or other rights with respect to TrueCar’s capital stock (in each case, as set forth in specified sections of the Merger Agreement) and (b) brokers, in each case, must have been true and correct in all respects at and as of the date of the Merger Agreement and must be true and correct in all respects (except, with respect to the representation and warranty regarding TrueCar’s outstanding Common Stock, for any de minimis inaccuracies) at and as of the Effective Time as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which only need to be so true as of such time);

•
each of the representations and warranties of TrueCar contained in the Merger Agreement regarding the corporate existence and power of TrueCar, TrueCar’s corporate authorization to enter into the Merger Agreement and consummate the Transactions, the enforceability of the Merger Agreement, certain other aspects of TrueCar’s capitalization (other than as set forth in specified sections of the Merger Agreement), the Company Equity Awards, the corporate existence and power, capitalization and organizational documents of TrueCar’s subsidiaries and the rendering of Morgan Stanley’s opinion to the Board must have been true and correct in all material respects at and as of the date of the Merger Agreement and must be true and correct in all material respects at and as of the Effective Time as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which only need to be so true as of such time); and

•
each of the other representations and warranties of TrueCar contained in the Merger Agreement (disregarding all materiality and Material Adverse Effect qualifications contained therein) must have been true and correct as of the date of the Merger Agreement and must be true and correct as of the Effective Time as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which only need to be so true as of such time), with only such exceptions as have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

•
since the date of the Merger Agreement, there must not have been a Material Adverse Effect; and

•
the receipt by Parent of a certificate signed by an executive officer of TrueCar, certifying that the conditions described in the preceding five (5) bullets have been satisfied.

Conditions to TrueCar’s Obligations to Effect the Merger
In addition, the obligations of TrueCar to effect the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable law) of the following conditions at or prior to the Closing:

•
each of Parent and Merger Subsidiary must have performed and complied with in all material respects all of its obligations, covenants, and agreements under the Merger Agreement required to be performed or complied with by it at or prior to the Closing;

•
each of the representations and warranties of Parent contained in the Merger Agreement regarding the corporate existence and power of Parent and Merger Subsidiary, Parent’s and Merger Subsidiary’s corporate authorization to enter into the Merger Agreement, the Support Agreements and the Equity Commitment Letter and to consummate the Transactions, the enforceability of the Merger Agreement, the Support Agreements and the Equity Commitment Letter and brokers must have been true and correct in all material respects at and as of the date of the Merger Agreement and must be true and correct in all material respects at and as of the Closing Date as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which only need to be so true as of such time);

•
each of the other representations and warranties of Parent contained in the Merger Agreement (disregarding all materiality and Parent Material Adverse Effect (as defined in the Merger Agreement) qualifications contained therein) must have been true and correct at and as of the date of the Merger Agreement and must be true and correct at and as of the Closing Date as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which only need to be so true as of such time), with only such exceptions as have not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect; and

•
the receipt by the Company of a certificate signed by an executive officer of Parent, certifying that the conditions described in the preceding three (3) bullets have been satisfied.

Termination of the Merger Agreement (See page [•])
Termination by Mutual Consent
The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time (notwithstanding receipt of the Company Stockholder Approval) by the mutual written agreement of TrueCar and Parent.
Termination by Either TrueCar or Parent
The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time (notwithstanding receipt of the Company Stockholder Approval) by either TrueCar or Parent if:
•
the Merger has not been consummated on or before the End Date; provided, however, that the right to terminate the Merger Agreement pursuant to this bullet will not be available to any party if the failure of the Merger to be consummated by such time was primarily caused by the failure of such party to perform or comply with any of its obligations under the Merger Agreement;

•
any order, judgement, injunction, ruling, writ, award or decree by a court or other Governmental Authority of competent jurisdiction permanently restraining, enjoining or otherwise permanently prohibiting consummation of the Merger becomes final and non-appealable; provided, however, that the right to terminate the Merger Agreement pursuant to this bullet will not be available to a party if: (i) the issuance, enforcement or entry of any such order, judgement, injunction, ruling, writ, award or decree; or (ii) such order, judgement, injunction, ruling, writ, award or decree becoming final and non-appealable, was primarily caused by the failure of such party to perform or comply with any of its obligations under the Merger Agreement; or

•
at the Special Meeting (or any adjournment or postponement thereof) at which a vote on the approval of the Merger Proposal was taken, the Company Stockholder Approval is not obtained; provided, however, that in the event the Board has made an Adverse Recommendation Change, TrueCar may only terminate the Merger Agreement pursuant to this bullet if it has paid to Parent the Termination Fee pursuant to the Merger Agreement.

Termination by Parent
The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time (notwithstanding receipt of the Company Stockholder Approval) by Parent if:
•
any of the following occurs (any of the following, solely for purposes of this proxy statement, a “Fundamental Termination Event”):

•
an Adverse Recommendation Change;

•
after public announcement of an Acquisition Proposal, the Board fails to reaffirm the Company Board Recommendation within ten (10) business days after receipt of any written request to do so from Parent;

•
the Company or the Board materially breached its obligations under the provisions of the Merger Agreement that relate to (i) the Special Meeting or (ii) the solicitation of Acquisition Proposals; or

•
the Company enters into an Alternative Acquisition Agreement; or

•
(i) there has been a breach of any covenant or agreement on the part of TrueCar set forth in the Merger Agreement; or (ii) any representation or warranty of TrueCar set forth in the Merger Agreement becomes inaccurate, and such breach or inaccuracy, in the cases of clauses (i) or (ii), (A) would result in certain conditions to the Closing not being satisfied and (B) is not curable within thirty (30) days, or if curable, is not cured within thirty (30) days of notice from Parent of such breach; provided, however, that the right to terminate the Merger Agreement pursuant to this bullet will not be available to Parent if Parent or Merger Subsidiary is then in breach of any covenant, agreement, representation or warranty contained in the Merger Agreement that, in each case, would result in a failure of a condition precedent to TrueCar’s obligation to consummate the Merger.

Termination by TrueCar
The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time (notwithstanding receipt of the Company Stockholder Approval) by TrueCar if:
•
prior to receipt of the Company Stockholder Approval, the Board authorizes TrueCar, subject to compliance with the provisions of the Merger Agreement that govern the solicitation of Acquisition Proposals, to enter into an Alternative Acquisition Agreement concerning a Superior Proposal; provided that in the event of such termination, TrueCar substantially concurrently enters into such Alternative Acquisition Agreement; provided, further, that TrueCar may only terminate the Merger Agreement pursuant to this bullet if it has paid to Parent the Termination Fee payable pursuant to the Merger Agreement;

•
(i) there has been a breach of any covenant or agreement on the part of Parent or Merger Subsidiary set forth in the Merger Agreement; or (ii) any representation or warranty of Parent and Merger Subsidiary set forth in the Merger Agreement becomes inaccurate, and such breach or inaccuracy, in either case, (A) would result in certain conditions to the Closing not being satisfied and (B) is not curable within thirty (30) days, or if curable, is not cured within thirty (30) days of notice from TrueCar to Parent of such breach; provided, however, that the right to terminate the Merger Agreement pursuant to this bullet will not be available to TrueCar if TrueCar is then in breach of any covenant, agreement, representation or warranty contained in the Merger Agreement that, in each case would result in a failure of a condition precedent to Parent’s and Merger Subsidiary’s obligations to consummate the Merger; or

•
each of the following occur (solely for purposes of this proxy statement, a “Parent Failure to Close”):

•
the mutual conditions precedent to the parties’, and the conditions precedent to each of Parent’s and Merger Subsidiary’s, obligations to consummate the Merger (other than conditions that by their nature are to be satisfied at the Closing, which conditions are capable at the time of termination of being satisfied if the Closing were to occur at such time) have been satisfied or, to the extent permissible, waived in accordance with the Merger Agreement;

•
TrueCar has irrevocably confirmed to Parent in writing that TrueCar is ready and willing to consummate the Merger;

•
Parent and Merger Subsidiary fail to consummate the Merger within five (5) business days after the later of TrueCar’s written indication pursuant to the preceding bullet and the date on which the Closing should have occurred pursuant to the Merger Agreement; and

•
during the five (5) business day period described in the preceding bullet, TrueCar stood ready, willing and able to consummate the Merger and the Transactions.

Termination Fees and Expenses; Limitations on Liability (See page [•])
Termination Fee
TrueCar will be required to pay Parent a termination fee (as applicable, the “Termination Fee”) in the amount of $8,000,000 if:
•
Parent terminates the Merger Agreement following the occurrence of a Fundamental Termination Event;

•
Parent or the Company terminates the Merger Agreement (i) because the Company Stockholder Approval was not obtained at the Special Meeting (or any adjournment or postponement thereof) at which a vote on the approval of the Merger Proposal was taken; and (ii) the Board made an Adverse Recommendation Change;

•
(i) TrueCar terminates the Merger Agreement prior to receipt of the Company Stockholder Approval because the Board authorized TrueCar to enter into a definitive Alternative Acquisition Agreement concerning a Superior Proposal; and (ii) such termination does not occur either (x) prior to the No-Shop Period Start Date or (y) within ten (10) business days following the No-Shop Period Start Date with respect to a Superior Proposal made by an Excluded Party; or

•
the Merger Agreement is terminated:

•
by Parent because: (i) any covenant or agreement on the part of TrueCar set forth in the Merger Agreement has been breached; or (ii) any representation or warranty of TrueCar set forth in the Merger Agreement has become inaccurate, and such breach or inaccuracy, in the cases of clauses (i) or (ii), (A) resulted in certain conditions to the Closing not being satisfied and (B) was not curable within thirty (30) days, or if curable, was not cured within thirty (30) days of notice from Parent to TrueCar of such breach; provided, however, that neither Parent nor Merger Subsidiary was then in breach of any covenant, agreement, representation or warranty contained in the Merger Agreement that, in each case would result in a failure of a condition precedent to TrueCar’s obligation to consummate the Merger; or

•
by Parent or the Company:

•
because the Merger has not been consummated on or before the End Date; provided that in the case of termination by the Company pursuant to this bullet, the failure of the Merger to be consummated by the End Date did not result from a material breach by Parent of any provision of the Merger Agreement; or

•
because the Company Stockholder Approval was not obtained at the Special Meeting (or any adjournment or postponement thereof) at which a vote on the approval of the Merger Proposal was taken; and

•
each of the following conditions is satisfied:

•
after the date of the Merger Agreement and prior to (i) the Special Meeting (in the case of a termination as a result of a failure to obtain the Company Stockholder Approval at the Special Meeting) or (ii) the termination of the Merger Agreement (in the case of a termination for any other reason listed above), an Acquisition Proposal is publicly announced or otherwise is communicated to the Board; and

•
within twelve (12) months following the date of such termination, the Company enters into a definitive agreement with respect to an Acquisition Proposal or an Acquisition

Proposal is consummated (provided, that for purposes of this bullet, each reference to “20%” in the definition of Acquisition Proposal will be deemed to be a reference to “50%”).
Notwithstanding the foregoing, the Termination Fee shall be $4,000,000 (solely for purposes of this proxy statement, the “Reduced Termination Fee”) if:
•
TrueCar validly terminates the Merger Agreement prior to receipt of the Company Stockholder Approval because the Board authorized TrueCar to enter into a definitive Alternative Acquisition Agreement concerning a Superior Proposal; and

•
such termination occurs either: (i) prior to the No-Shop Period Start Date; or (ii) within ten (10) business days following the No-Shop Period Start Date with respect to a Superior Proposal made by an Excluded Party.

Parent Transaction Expenses
If the Merger Agreement is terminated by the Company or Parent because the Company Stockholder Approval was not obtained at the Special Meeting (or any adjournment or postponement thereof) at which a vote on the approval of the Merger Proposal was taken and the Board did not make an Adverse Recommendation Change, then the Company is required to reimburse Parent and its affiliates (including for this purpose, the Investor) by wire transfer of immediately available funds, no later than three (3) business days after such termination, for 100% of the Parent Transaction Expenses; provided that the maximum amount for which the Company will be obligated to reimburse Parent and its affiliates (including for this purpose, the Investor) will not exceed $3,000,000 in the aggregate.
Parent Termination Fee
TrueCar will be entitled to a payment in an amount equal to $15,000,000 (the “Parent Termination Fee”) and TrueCar will be entitled to permanently retain the entire Deposit Amount in satisfaction of Parent’s obligation to pay the Parent Termination Fee if TrueCar terminates the Merger Agreement because:
•
(i) any covenant or agreement on the part of Parent or Merger Subsidiary set forth in the Merger Agreement has been breached or (ii) any inaccuracy in any representation or warranty of Parent and Merger Subsidiary set forth in the Merger Agreement has become inaccurate, and such breach or inaccuracy, in either case, (A) resulted in certain conditions to the Closing not being satisfied and (B) was not curable within thirty (30) days, or if curable, was not cured within thirty (30) days of notice from TrueCar to Parent of such breach; provided, however, that TrueCar was not then in breach of any covenant, agreement, representation or warranty contained in the Merger Agreement that, in each case would result in a failure of a condition precedent to Parent’s and Merger Subsidiary’s obligations to consummate the Merger; or

•
a Parent Failure to Close has occurred.

Enforcement Expenses
If the Company or Parent fails to promptly pay any amount due pursuant to the provisions of the Merger Agreement governing the payment of termination fees and the reimbursement of Parent Transaction Expenses, it will also be required to pay any costs and expenses incurred by the other party or its affiliates in connection with a legal proceeding to enforce the Merger Agreement that results in a judgment against the Company or Parent, as applicable, for such amount, together with interest on the unpaid amount of any unpaid fee, cost or expense at an annual rate equal to the publicly announced prime rate as published by the Eastern Edition of The Wall Street Journal from the date such fee, cost or expense was required to be paid to (but excluding) the payment date (collectively, the “Enforcement Expenses”).
Specific Performance (See page [•])
The parties to the Merger Agreement agreed that the Company will only be entitled to injunctive relief, specific performance or other equitable relief to enforce specifically the obligations of Parent and Merger Subsidiary to consummate the Closing if:
•
all of the mutual conditions precedent to the parties’, and all conditions precedent to each of Parent’s and Merger Subsidiary’s, obligations to consummate the Merger (other than conditions that by their nature are to be satisfied at the Closing, which conditions are capable of being satisfied if the Closing were to occur) have been satisfied or, to the extent permissible by applicable law, waived in accordance with the Merger Agreement;
•
Parent has failed to consummate the Merger on the date the Closing should have occurred pursuant to the Merger Agreement;

•
the Company has irrevocably confirmed to Parent in writing that, if Parent and Merger Subsidiary specifically perform their respective obligations under the Merger Agreement and the Equity Financing is funded, the Company is ready and willing to consummate the Merger; and

•
the proceeds of the Equity Financing have been funded or will be funded at the Closing on the terms (including the fulfillment of the Additional Financing Condition) set forth in the Equity Commitment Letter (including by way of enforcement by Parent or the Company of the Investor’s obligations to fund their applicable commitment amounts under the terms of the Equity Commitment Letter, to the extent permitted thereunder and subject to the limitations set forth therein).

Support Agreements (See page [•])
Concurrently with the execution and delivery of the Merger Agreement (a copy of which is attached as Annex A to this proxy statement), the Company, Parent and Merger Subsidiary entered into the Support Agreements with the Supporting Stockholders, pursuant to which, among other things, the Supporting Stockholders agreed, subject to the terms and conditions of their respective Support Agreements, to vote (or cause to be voted) all shares of Common Stock owned by them in favor of, among other things, the Merger Proposal. For more information, please see the section of this proxy statement captioned “The Merger Agreement — Support Agreements.” For more information regarding the security ownership of the Supporting Stockholders, please see the section of this proxy statement captioned “Security Ownership of Certain Beneficial Owners and Management.”
Beneficial Ownership (See page [•])
At the close of business on October 31, 2025, the Company’s directors and executive officers were entitled to vote 3,274,754 shares of Common Stock, or approximately 3.7% of the shares of Common Stock issued and outstanding on that date. Pursuant to the Management Support Agreements, all of the Company’s directors and executive officers have agreed, subject to the terms and conditions thereof, to vote all of their respective shares of Common Stock in favor of the Merger Proposal and the Adjournment Proposal at the Special Meeting.
In addition, pursuant to the Caledonia Support Agreement, Caledonia (which, based on its most recent available Schedule 13G/A filing, as of December 31, 2023, collectively owned 18,365,289 shares of Common Stock representing approximately 20.7% of the Company’s shares of Common Stock as of October 31, 2025) has agreed, subject to the terms and conditions thereof, to vote all shares of Common Stock held by Caledonia as of the Record Date in favor of the Merger Proposal at the Special Meeting.
For a more complete discussion of the Support Agreements, please see “The Merger Agreement — Support Agreements.”
Stock Exchange Delisting; Deregistration (See page [•])
Prior to the Effective Time, the Company will cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable laws and rules and policies of Nasdaq to cause the delisting of the Common Stock from Nasdaq and the deregistration of the Common Stock under the Exchange Act as promptly as practicable after the Effective Time.
Appraisal Rights (See page [•])
Under the DGCL, a Company Stockholder who does not vote in favor of the Merger Proposal will have the right to seek appraisal of the fair value of its shares of Common Stock as determined by the Court of Chancery of the State of Delaware (the “Delaware Court of Chancery”) if the Merger is completed, but only if such stockholder strictly complies with the procedures set forth in Section 262 of the DGCL (“Section 262”). This appraisal amount could be more than, the same as or less than the Merger Consideration. Any Company Stockholder or beneficial owner of shares of Company Stock intending to exercise appraisal rights must, among other things, submit a written demand for an appraisal to the Company prior to the vote on the Merger Proposal at the Special Meeting and must not vote or otherwise submit a proxy in favor of the Merger Proposal. Failure to follow exactly the procedures specified under the DGCL will result in the loss of appraisal rights. Company Stockholders or beneficial owners of shares of Company Stock who wish to seek appraisal of their shares are in any case encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights due to the complexity of the appraisal process. The DGCL requirements for perfecting and exercising appraisal rights are described in additional detail in this proxy statement, which description is qualified in its entirety by Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights, a copy of which is attached to this proxy statement as Annex F. The full text of Section 262 of the DGCL is also accessible at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. For more information regarding appraisal rights, please see “Appraisal Rights.”
Market Price of the Common Stock
The closing trading price of a share of Common Stock on Nasdaq on October 13, 2025, the last trading day before the Merger Agreement was approved by the Board, was $1.43 per share. On [•], 2025, which is the latest practicable trading day before this proxy statement was printed, the closing price of a share of Common Stock on Nasdaq was $[•]. You are encouraged to obtain current market quotations for the Common Stock in connection with voting your shares of Common Stock.
Additional Information (page [•])
You can find more information about the Company in the periodic reports and other information we file with the SEC. The information is available at the website maintained by the SEC at www.sec.gov.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND MERGER
The following questions and answers briefly address some commonly asked questions about the Special Meeting and the Merger. They may not include all the information that is important to TrueCar Stockholders. TrueCar Stockholders should carefully read this entire proxy statement, including the annexes and the other documents referred to herein incorporated by reference.
Q:
Why am I receiving this proxy statement?

A:
You are receiving this proxy statement in connection with a solicitation of proxies by the Company in favor of the Merger Proposal and the other matters to be voted on at the Special Meeting. The Merger Agreement contains terms governing the Merger and is attached to this proxy statement as Annex A.

In order to complete the Merger, among other things, Company Stockholders must approve and adopt the Merger Agreement in accordance with the DGCL. This proxy statement, which you should carefully read in its entirety, contains important information about the Special Meeting, the Merger and other matters.
Q:
What will happen in the Merger?

A:
Under the Merger Agreement, Merger Subsidiary will merge with and into the Company, the separate corporate existence of Merger Subsidiary will cease and the Company will continue as a wholly owned subsidiary of Parent. At the Effective Time, each share of Common Stock, issued and outstanding immediately prior to the Effective Time (other than (i) Rollover Shares, if any; (ii) shares of Company Stock held by a holder who is entitled to demand and properly demands appraisal of such shares in accordance with Section 262 of the DGCL; and (iii) shares of Company Stock held by the Company as treasury stock or owned by any subsidiary of the Company or Parent or any subsidiary of Parent, excluding any Rollover Shares) will be automatically canceled and converted into the right to receive the Merger Consideration. For a more complete discussion of the proposed Merger, its effects and the other transactions contemplated by the Merger Agreement, please see the section entitled “The Merger” beginning on page [•] of this proxy statement.

Q:
What are Company Stockholders being asked to vote on?

A:
The Company is holding the Special Meeting to vote on the Merger Proposal. Company Stockholders will also be asked to approve the Advisory Compensation Proposal and the Adjournment Proposal.

Q:
How important is my vote as a Company stockholder?

A:
Your vote “FOR” each proposal presented at the Special Meeting is very important, regardless of the number of shares of Common Stock that you own. You are encouraged to submit a proxy as soon as possible.

The Merger cannot be completed without the approval of the Merger Proposal by the Company Stockholders. Since approval of the Merger Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote on the Merger Proposal, any abstentions or failures to vote will have the same effect as a vote AGAINST the Merger Proposal.
Q:
What constitutes a quorum, and what vote is required to approve each proposal at the Special Meeting?

A:
The holders of a majority of the stock issued and outstanding and entitled to vote must be present in person or represented by proxy at the Special Meeting in order to constitute a quorum. Virtual attendance by Company Stockholders of record as of the Record Date at the Special Meeting will constitute presence in person for the purpose of determining the presence of a quorum for the transaction of business at the Special Meeting. Shares of beneficial owners who hold such shares in “street name” through a bank, broker or other nominee and who fail to give voting instructions to their bank, broker or other nominee will not be considered present and thus will not be counted towards a quorum. Beneficial owners who virtually attend the Special Meeting will not count towards a quorum unless they instruct their shares or hold a legal proxy executed by their bank, broker or other nominee.

Approval of the Merger Proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote thereon as of the close of business on the Record Date. Accordingly, a Company Stockholder’s abstention from voting or the failure of a Company Stockholder to vote (including the failure of a Company Stockholder who holds shares in “street name” through a bank, broker or other nominee to give any voting instructions to that bank, broker or other nominee) will have the same effect as a vote “AGAINST” the Merger Proposal.
Assuming a quorum is present, approval of the Advisory Compensation Proposal and the Adjournment Proposal requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Accordingly, with respect to a Company Stockholder who is present in person or represented by proxy at the Special Meeting and who abstains, such Company Stockholder’s abstention will be counted in connection with the determination of whether a quorum is present and will have the same effect as a vote “AGAINST” each of the Advisory Compensation Proposal and the Adjournment Proposal. However, the failure of a Company Stockholder of record who is not present in person or represented by proxy at the Special Meeting to vote on either proposal, as well as the failure of a Company Stockholder who holds shares in “street name” through a bank, broker or other nominee to give any voting instructions to the bank, broker or other nominee, will have no effect on either of the Advisory Compensation Proposal or the Adjournment Proposal. If there is no quorum, then either (i) the chairperson of the Special Meeting, or (ii) if the chairperson does not act, the Company Stockholders entitled to vote at the Special Meeting, present in person or represented by proxy, shall have power to adjourn the Special Meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented.
Q:
How can I attend the Special Meeting?

A:
Company Stockholders as of the Record Date may attend, vote and submit questions virtually at the Special Meeting by logging in at www.virtualshareholdermeeting.com/TRUE2025SM. To log in, Company Stockholders (or their authorized representatives) will need the control number provided on their proxy card, voting instruction form or notice. If you are not a Company Stockholder or do not have a control number, you may still access the meeting as a guest, but you will not be able to vote or submit questions during the meeting.

Q:
Are there any Company Stockholders who have already committed to voting in favor of any of the proposals at the Special Meeting?

A:
Yes. Contemporaneously with the execution of the Merger Agreement, the Company and Parent entered into the Support Agreements (copies of which are attached as Annexes C (Caledonia Voting and Support Agreement) and D (Form of Management Voting and Support Agreement) to this proxy statement), pursuant to which the Supporting Stockholders agreed, among other things and subject to the terms and conditions thereof, to irrevocably and unconditionally affirmatively vote (or cause to be voted) all shares of Common Stock owned by them in favor of, among other things, the Merger Proposal at the Special Meeting. The Management Stockholders beneficially and collectively owned approximately 3.7% of the outstanding shares of Common Stock as of October 31, 2025, and, based on its most recent available Schedule 13G/A filing, Caledonia owned shares representing approximately 20.7% of the outstanding shares of Common Stock as of October 31, 2025. For more information, please see “The Merger Agreement — Support Agreements.”

Q:
What will Company Stockholders receive if the Merger is completed?

A:
If the Merger is completed, shares of Common Stock outstanding at the Effective Time (other than Rollover Shares, if any) will automatically be converted into the right to receive the Merger Consideration of $2.55 per share in cash, without interest, unless the holder of such shares exercises and perfects its appraisal rights under the DGCL. Any shares of Common Stock held by TrueCar as treasury stock or owned, directly or indirectly, by any subsidiary of the Company or by Parent immediately prior to the Effective Time will automatically be canceled and retired and will not be entitled to receive the Merger Consideration.

For more information regarding the Merger Consideration to be received by Company Stockholders if the Merger is completed, please see “The Merger Agreement — Merger Consideration.”
Q:
How does the Board of Directors recommend that I vote at the Special Meeting?

A:
The Board unanimously recommends that you vote “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal. For additional information regarding the recommendation of the Board, please see “The Merger — Recommendation of the Board of Directors and its Reasons for the Merger.”

Q:
Who is entitled to vote at the Special Meeting?

A:
All holders of shares of Common Stock who held shares at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Special Meeting. Each such holder of Common Stock is entitled to cast one vote on each matter properly brought before the Special Meeting for each share of Common Stock that such holder owned of record as of the Record Date. Please see “The Special Meeting of TrueCar’s Stockholders — Voting at the Special Meeting” for instructions on how to vote your shares without attending the Special Meeting.

Q:
What is a proxy?

A:
A stockholder’s legal designation of another person to vote shares of such stockholder’s stock at a special or annual meeting is referred to as a proxy. The document used to designate a proxy to vote your shares of common stock is called a proxy card.

Q:
How many votes do I have for the Special Meeting?

A:
Each Company Stockholder is entitled to one vote for each share of Common Stock held of record as of the close of business on the Record Date for each proposal. As of the close of business on the Record Date, there were [•] outstanding shares of Common Stock.

Q:
What happens if the Merger is not completed?

A:
If the Company Stockholders do not approve the Merger Proposal or if the Merger is not completed for any other reason, the Company Stockholders will not receive any Merger Consideration for their shares of Common Stock in connection with the Merger. Instead, the Company expects that its management will operate the Company’s business in a manner similar to that in which it is being operated today and the Company will remain an independent public company, the Common Stock will continue to be listed and traded on Nasdaq, the Common Stock will continue to be registered under the Exchange Act and the Company Stockholders will continue to own their shares of Common Stock and will continue to be subject to the same general risks and opportunities as they currently are with respect to ownership of the Common Stock. Under certain circumstances, if the Merger is not completed, the Company may be obligated to pay to Parent a termination fee or to reimburse Parent for certain expenses. Similarly, under certain circumstances, if the Merger is not completed, Parent may be obligated to pay to the Company a termination fee. Please see the section of this proxy statement entitled “The Merger Agreement — Termination Fees and Expenses; Limitations on Liability.”

Q:
How can I vote my shares and participate at the Special Meeting?

A:
If you are a Company Stockholder of record as of the close of business on the Record Date, you may submit your proxy before the Special Meeting in one of the following ways:

•
Telephone-use the toll-free number shown on your proxy card;

•
Internet-visit the website shown on your proxy card to vote via the internet; or

•
Mail-complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope.

If you are a Company Stockholder of record, you may also cast your vote virtually at the Special Meeting by following the instructions at www.virtualshareholdermeeting.com/TRUE2025SM. If you decide to attend the Special Meeting virtually and vote at the meeting, your vote will revoke any proxy previously submitted.
The Special Meeting will begin promptly at [•] [a.m./p.m.], Pacific Time, on [•], 2025. The Company encourages the Company Stockholders to access the meeting prior to the start time, leaving ample time for check-in. Please follow the instructions as outlined in this proxy statement. Even if you plan to attend the Special Meeting virtually, the Company recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to or become unable to attend the Special Meeting.
If you hold shares of Common Stock through a bank, broker or other nominee, you are not a holder of record, but instead you hold your shares in “street name” and the record holder of your shares is your bank, broker or other nominee. Your bank, broker or other nominee will send you, as the beneficial owner of such shares, a package describing the procedures for voting your shares and you must instruct the bank, broker other nominee on how to vote them by following the instructions that the bank, broker or other nominee provides to you with these proxy materials. Most banks, brokers and other nominees offer the ability for stockholders to submit voting instructions by mail by completing a voting instruction card, by telephone, and by the internet.
Q:
How can I vote my shares without attending the Special Meeting?

A:
Whether you hold your shares directly as a Company Stockholder of record or beneficially in “street name,” you may direct your vote by proxy without attending the Special Meeting. You can vote by proxy by mail, over the internet or by telephone by following the instructions provided on the enclosed proxy card. Please note that if you hold shares beneficially in “street name,” you should follow the voting instructions provided by your bank, broker or other nominee. Additional information on voting procedures can be found under “Special Meeting of TrueCar’s Stockholders.”

Q:
When and where is the Special Meeting? What must I bring to attend the Special Meeting?

A:
The Special Meeting will be held virtually at www.virtualshareholdermeeting.com/TRUE2025SM, on [•], 2025, at [•] [a.m./p.m.], Pacific Time. There is no physical location for the Special Meeting. Online access will begin at [•] [a.m./p.m.], Pacific Time, and the Company encourages its stockholders to access the meeting prior to the start time.

Even if you plan to attend the Special Meeting virtually, the Company recommends that you vote your shares in advance as described above so that your vote will be counted if you later decide not to or become unable to attend the Special Meeting.
Q:
Why are we holding the Special Meeting virtually?

A:
Similar to the annual meeting, we will host the Special Meeting exclusively online. We continue to believe that this format allows us to preserve stockholder access while saving time and money for both TrueCar and its stockholders.

Q:
What if I have technical difficulties or trouble accessing the virtual meeting website during the Special Meeting?

A:
If you experience technical difficulties accessing the virtual meeting, please contact the technical support telephone number posted on the virtual meeting login page.

Q:
What is the difference between holding shares as a Company Stockholder of record and as a beneficial owner of shares held in “street name”?

A:
If your shares are registered directly in your name with the Company’s transfer agent, Computershare Trust Company, N.A., you are considered the shareholder of record of those shares, and proxy materials are being sent directly to you. As a shareholder of record, you have the right to grant your voting proxy directly to the persons named as proxy holders to vote at the Special Meeting. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares held in “street name,” and proxy materials are being forwarded to you by your broker or other nominee who is considered the shareholder of record of those shares. If your shares are held in “street name” in a stock brokerage account or by a bank or other nominee, you must provide your bank, broker or other nominee with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in street name by returning a proxy card directly to the Company or by voting in person at the Special Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.
Q:
If my shares of Common Stock are held in “street name” by my bank, broker or other nominee, will my bank, broker or other nominee automatically vote those shares for me?

A:
No. Under the applicable rules, a bank, broker or other nominee does not have discretionary authority to vote on “non-routine” matters without specific instructions from its customers, and all of the matters to be considered at the Special Meeting are “non-routine” for this purpose. If you provide voting instructions to your bank, broker or other nominee on one or more of the proposals but not on one or more of the other proposals, then your shares will be counted as present for the purposes of determining a quorum but will not be voted on any proposal for which you fail to provide instructions. To make sure that your shares are voted with respect to each of the proposals, you should instruct your bank, broker or other nominee how you wish to vote your shares in accordance with the procedures provided by your bank, broker or other nominee regarding the voting of your shares.

The effect of not instructing your bank, broker or other nominee how you wish to vote your shares will be the same as a vote “AGAINST” the Merger Proposal and will not have any effect on the outcome of the Adjournment Proposal or the Advisory Compensation Proposal. If you instruct your bank, broker or other nominee on how you wish to vote your shares on some but not all proposals, a failure to provide instructions on the Merger Proposal will have the same effect as voting “AGAINST” the Merger Proposal, but a failure to provide instructions on either the Advisory Compensation Proposal or the Adjournment Proposal will have no effect on such proposals.
Q:
What should I do if I receive more than one set of voting materials for the Special Meeting?

A:
If you hold shares of Common Stock in “street name” and also directly in your name as a stockholder of record or otherwise, or if you hold shares of Common Stock in more than one brokerage account, you may receive more than one set of voting materials relating to the Special Meeting.

Record Holders.   For shares held directly, please complete, sign, date and return each proxy card, or you may cast your vote by telephone or internet as provided on each proxy card, or otherwise follow the voting instructions provided in this proxy statement in order to ensure that all of your shares of Common Stock are voted.
“Street name” Holders.   For shares held in “street name” through a bank, broker or other nominee, you should follow the procedures set forth in each voting instruction form provided by your bank, broker or other nominee to vote your shares in order to ensure that all of your shares of Common Stock are voted.
Q:
If a Company Stockholder gives a proxy, how are the shares of Common Stock voted?

A:
Regardless of the method you choose to vote, the individuals named on the enclosed proxy card will vote your shares of Common Stock in the way that you indicate. When completing the proxy card or the internet or telephone processes, you may specify whether your shares of Common Stock should be voted for or against, or abstain from voting on, all, some or none of the specific items of business to come before the Special Meeting.

Q:
How will my shares of Common Stock be voted if I return a blank proxy?

A:
If you are a record holder and sign, date and return your proxy card and do not indicate how you want your shares of Common Stock to be voted, then your shares of Common Stock will be voted “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal.
If you hold your shares in street name and return your voting instruction form and do not indicate how you want your shares of Common Stock to be voted on a given proposal, then your shares will not be voted on such proposal, since your bank, broker or other nominee does not have discretionary authority to vote on any of the proposals to be voted upon at the Special Meeting.
Q:
Can I change my vote of shares of Common Stock after I have submitted my proxy?

A:
Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before the vote at the Special Meeting by:

•
delivering written notice of revocation to the Company’s Corporate Secretary, bearing a date later than the proxy, stating that you revoke the proxy, which must be filed with the Company’s Corporate Secretary before the Special Meeting begins;

•
submitting a later-dated proxy relating to the same shares by mail, telephone or the internet prior to the vote at the Special Meeting; or

•
attending the Special Meeting and voting (although attendance at the meeting will not, by itself, revoke a proxy).

You should send any written notice or a new proxy card to the Company’s Corporate Communications department in writing at TrueCar, Inc., 225 Santa Monica Blvd., 12th Floor, Santa Monica, California 90401, or follow the instructions provided on your proxy card to submit a proxy by telephone or via the internet. You may request a new proxy card by calling Okapi Partners, LLC: Company Stockholders can call toll-free at (877) 629-6357. Banks and brokers can call collect at (212) 297-0720.
For more information, please see “The Special Meeting of TrueCar’s Stockholders — Revocation of Proxies.”
Q:
If I hold my shares in “street name,” can I change my voting instructions after I have submitted voting instructions to my bank, broker or other nominee?

A:
If your shares are held in the name of a bank, broker or other nominee and you previously provided voting instructions to your bank, broker or other nominee, you should follow the instructions provided by your bank, broker or other nominee to revoke or change your voting instructions.

Q:
Where can I find the voting results of the Special Meeting?

A:
The preliminary voting results for the Special Meeting will be announced at the Special Meeting. In addition, within four (4) business days of the Special Meeting, the Company intends to file the final voting results of the Special Meeting with the SEC on a Current Report on Form 8-K.

Q:
Am I entitled to appraisal rights?

A:
Yes. Under Section 262 of the DGCL, a Company Stockholder (including a Company Stockholder who holds shares in “street name” through a bank, broker or other nominee) who does not vote in favor of the Merger Proposal will be entitled to seek appraisal of its shares of Common Stock if such Company Stockholder takes certain actions and certain criteria are satisfied. For more information, see the section entitled “Appraisal Rights” and Annex F of this proxy statement.

Q:
Do any of the officers or directors of the Company have interests in the Merger that may differ from or that may be in addition to my interests as a Company Stockholder?

A:
Yes. In considering the recommendation of the Board that the Company Stockholders vote to approve the Merger Proposal, the Company Stockholders should be aware that the Company’s directors and executive officers have interests in the Merger that are different from, or in addition to, the interests of the Company Stockholders generally. The Board was aware of and considered these differing interests, to the extent such interests existed at the time, among other matters, in evaluating and negotiating the Merger Agreement and the Merger and in unanimously recommending that the Merger Agreement be approved and adopted by the Company Stockholders. See “The Merger — Interests of Executive Officers and Directors of TrueCar in the Merger.”
Q:
Why am I being asked to vote on the Advisory Compensation Proposal?

A:
SEC rules require the Company to seek approval on a non-binding, advisory basis with respect to certain payments that will or may be made to the Company’s NEOs in connection with the Merger. Approval of the Advisory Compensation Proposal is not required to complete the Merger.

Q:
What happens if I sell my shares of Common Stock after the Record Date but before the Special Meeting?

A:
The Record Date is earlier than the date of the Special Meeting. If you transfer your shares of Common Stock after the Record Date but before the Special Meeting, you will, unless special arrangements are made, retain your right to vote at the Special Meeting, but you will not receive the Merger Consideration.

Q:
When is the Merger expected to be completed?

A:
The Company and Parent are working to be in a position to complete the Merger as quickly as possible after the Special Meeting. The Company currently anticipates that the Merger will be completed in the fourth quarter of 2025 or the first quarter of 2026. In order to complete the Merger, we must obtain the Company Stockholders’ approval of the Merger Proposal, we must obtain approval under the HSR Act (if applicable), and a number of other closing conditions under the Merger Agreement must be satisfied or waived. See “The Merger Agreement — Closing and Effective Time” and “The Merger Agreement — Conditions to the Closing of the Merger.” Accordingly, there can be no assurances that the Merger will be completed at all, or if completed, that it will be completed in the fourth quarter of 2025 or the first quarter of 2026.

Q:
What are the U.S. federal income tax consequences of the Merger to TrueCar’s stockholders?

A:
The receipt of cash by U.S. Holders (as defined in “The Merger — Material U.S. Federal Income Tax Consequences of the Merger”) in exchange for shares of Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. In general, for U.S. federal income tax purposes, a U.S. Holder who receives cash in exchange for shares of Common Stock pursuant to the Merger will recognize capital gain or loss in an amount equal to the difference, if any, between: (i) the amount of cash received in the Merger; and (ii) the U.S. Holder’s adjusted tax basis in its shares of Common Stock exchanged therefor. Payments made to a Non-U.S. Holder (as defined in “The Merger — Material U.S. Federal Income Tax Consequences of the Merger”) in exchange for shares of Common Stock pursuant to the Merger generally will not be subject to U.S. federal income tax unless the Non-U.S. Holder has certain connection with the United States.

This proxy statement contains a general discussion of certain U.S. federal income tax consequences of the Merger. No information is provided with respect to the tax consequences of the Merger under any U.S. federal law other than income tax laws (including, for example, the U.S. federal estate, gift, Medicare, and alternative minimum tax laws), or any applicable state, local, or foreign tax laws. Consequently, Company Stockholders should consult their tax advisors as to the tax consequences of the Merger relevant to their particular circumstances, including the applicability and effect of the alternative minimum tax and any state, local, non-U.S. or other tax laws and of changes in those laws.
Q:
What is householding and how does it affect me?

A:
The Company is sending only one copy of this proxy statement to Company Stockholders who share the same last name and address, unless they have notified the Company that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs. If you received a household mailing and you would like to have additional copies of this proxy statement mailed to you or you would like to opt out of this practice for future mailings, we will promptly deliver such additional copies to you if you submit your request to Investor Relations, TrueCar, Inc., 225 Santa Monica Blvd., 12th Floor, Santa Monica, California 90401 or by contacting our Investor Relations department by email at investors@truecar.com or by phone at (800) 200-2000, extension 8771. You may also contact us in the same manner if you received multiple copies of this proxy statement and would prefer to receive a single copy of future mailings.
Q:
What should I do now?

A:
You should read this proxy statement carefully and in its entirety, including the annexes, and return your completed, signed and dated proxy card by mail in the enclosed postage-paid envelope, or you may submit your voting instructions by telephone or over the internet as soon as possible so that your shares will be voted in accordance with your instructions.

Q:
Whom do I call if I have questions about the Special Meeting or the Merger?

A:
If you are a Company Stockholder and have questions about the Special Meeting or the Merger, or desire additional copies of this proxy statement or additional proxy cards, you may contact the Company’s proxy solicitation agent:

Okapi Partners, LLC
1212 Avenue of the Americas, 24th Floor
New York, NY 10036
Stockholders Call (toll-free): (877) 629-6357
Banks and Brokers Call: (212) 297-0720
Email: info@okapipartners.com
You may also wish to consult your legal, tax and/or financial advisors with respect to any aspect of the Merger, the Merger Agreement or other matters discussed in this proxy statement.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION
This proxy statement, and any document to which TrueCar refers in this proxy statement, contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which include all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the future, including strategies or plans as they relate to the Merger. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “predict,” “budget,” “should,” “would,” “could,” “attempt,” “appears,” “forecast,” “outlook,” “estimate,” “continue,” “project,” “projection,” “goal,” “model,” “target,” “potential,” “may,” “will,” “objective,” “guidance,” “outlook,” “effort,” “are likely” and other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature and convey the uncertainty of future events or outcomes, although not all forward-looking statements contain such identifying words. These forward-looking statements are and will be, subject to many risks, uncertainties and factors which may cause future events to be materially different from these forward-looking statements or anything implied therein. These risks and uncertainties include, but are not limited to:
•
any difficulties of Parent in satisfying the Additional Financing Condition or obtaining any necessary Additional Equity Financing, including as a result of uncertainty or adverse developments in the credit and capital markets or otherwise;

•
uncertainties as to the timing of the Merger;

•
the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the Merger that could reduce the anticipated benefits of or cause the parties to abandon the Merger;

•
risks related to the satisfaction of the conditions to closing the Merger (including the failure to obtain necessary regulatory approvals (if required) or the Company Stockholders’ approval of the Merger Proposal) in the anticipated timeframe or at all;

•
the risk that any announcements relating to the Merger could have adverse effects on the market price of the Common Stock;

•
disruption from the Merger making it more difficult to maintain business and operational relationships, including retaining and hiring key personnel;

•
the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, including in certain circumstances requiring the Company to pay a termination fee;

•
risks related to disruption of management’s attention from the Company’s ongoing business operations due to the Merger;

•
significant transaction costs;

•
the risk of litigation and/or regulatory actions related to the Merger;

•
global economic conditions;

•
adverse industry and market conditions;

•
the ability to retain management and other personnel; and

•
other economic, business, or competitive factors, including factors described in the Company’s filings with the SEC, such as its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2025. See the section entitled “Where You Can Find More Information” for documents incorporated by reference into this proxy statement.

While the list of risks and uncertainties presented here is considered representative, no such list or discussion should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, and legal liability to third parties and similar risks, any of which could have a material adverse effect on the ability to complete the Merger and/or the Company’s consolidated financial condition, results of operations, credit rating or liquidity. In light of the significant uncertainties in these forward-looking statements, the Company cannot assure you that the forward-looking statements in this proxy statement will prove to be accurate, and you should not regard these statements as a representation or warranty by the Company, its directors, officers or employees or any other person that the Company will achieve its objectives and plans in any specified time frame, or at all. Any forward-looking statements in this proxy statement are based upon information available to the Company on the date of this proxy statement. Subject to applicable law, the Company does not undertake to publicly update or revise its forward-looking statements.

THE PARTIES TO THE MERGER
TrueCar, Inc.
TrueCar, Inc., incorporated in Delaware and headquartered in Santa Monica, California, is a digital automotive marketplace that, among other things: (i) provides pricing transparency about what other people paid for their cars and enables consumers to engage with TrueCar Certified Dealers who are committed to providing a superior purchase experience; (ii) empowers TrueCar Certified Dealers to attract these informed, in-market consumers in a cost-effective, accountable manner; and (iii) allows automobile manufacturers to more effectively target their incentive spending at deep-in-market consumers during their purchase process. TrueCar’s Common Stock is listed and traded on Nasdaq under the ticker symbol “TRUE.” The Company has its executive offices located at 225 Santa Monica Blvd., 12th Floor, Santa Monica, California 90401, and can be reached by phone at (800) 200-2000.
Fair Holdings, Inc.
Parent, incorporated in Delaware, was formed on October 3, 2025, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, and has not engaged in any business activities other than in connection with the transactions contemplated by the Merger Agreement and arranging of the Equity Financing in connection with the Merger. Parent’s principal executive office is located at 3601 San Fernando Road, Glendale, California 91204, and its telephone number is (800)-238-3784.
Rapid Merger Subsidiary, Inc.
Merger Subsidiary is a wholly owned subsidiary of Parent and was formed on October 10, 2025, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, and has not engaged in any business activities other than in connection with the transactions contemplated by the Merger Agreement and arranging of the Equity Financing in connection with the Merger. Merger Subsidiary’s principal executive office is located at 3601 San Fernando Road, Glendale, California 91204, and its telephone number is (800)-238-3784.

THE SPECIAL MEETING OF TRUECAR’S STOCKHOLDERS
General
This proxy statement is first being mailed on or about [•], 2025 and constitutes notice of the Special Meeting in conformity with the requirements of the DGCL and the Bylaws.
This proxy statement is being provided to Company Stockholders as part of a solicitation of proxies by the Board for use at the Special Meeting and at any adjournment or postponement of the Special Meeting. Company Stockholders are encouraged to read this entire proxy statement carefully, including the annexes hereto, for more detailed information regarding the Merger Agreement and the Transactions.
Date, Time and Place
The Special Meeting will be held virtually at www.virtualshareholdermeeting.com/TRUE2025SM, on [•], 2025, at [•] [a.m./p.m.], Pacific Time, where Company Stockholders will be able to participate and vote online. This proxy statement is first being furnished to Company Stockholders on or about [•], 2025.
Purpose of the Special Meeting
At the Special Meeting, Company Stockholders will be asked to consider and vote on the following:
•
the Merger Proposal;

•
the Advisory Compensation Proposal; and

•
the Adjournment Proposal.

The Company will transact no other business at the Special Meeting except such business as may properly be brought before the Special Meeting or any adjournment or postponement thereof. This proxy statement, including the Merger Agreement attached hereto as Annex A, contains further information with respect to these matters.
Recommendation of the Board of Directors
The Board has unanimously: (i) determined that the Merger Agreement and the Transactions, including the Merger, are advisable, fair to and in the best interests of the Company and the Company Stockholders; (ii) approved the execution, delivery and performance by the Company of the Merger Agreement and the Support Agreements, and the consummation of the Transactions; (iii) declared advisable the Merger Agreement and the Transactions on the terms and subject to the conditions set forth in the Merger Agreement; (iv) resolved to recommend that the Company Stockholders vote to approve and adopt the Merger Agreement and the Transactions, including the Merger; and (v) directed that the Merger Agreement be submitted to the Company Stockholders for their approval. A description of factors considered by the Board in reaching its decision to approve and declare advisable the foregoing matters can be found in “The Merger — Recommendation of the Board of Directors and its Reasons for the Merger” beginning on page [•].
The Board unanimously recommends that the Company Stockholders vote “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal at the Special Meeting.
The Merger is conditioned on, among other things, the approval of the Merger Proposal at the Special Meeting by the Company Stockholders. If the Company Stockholders fail to approve the Merger Proposal by the requisite vote, the Merger will not occur.
Record Date; Stockholders Entitled to Vote
Only holders of Common Stock at the close of business on [•], 2025, the Record Date for the Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement of the Special Meeting. At the close of business on the Record Date, [•] shares of Common Stock were issued and outstanding.

Holders of Common Stock are entitled to one vote for each share of Common Stock they own at the close of business on the Record Date.
A complete list of Company Stockholders entitled to vote at the Special Meeting will be open to the examination of any Company Stockholder for any purpose related to the Special Meeting for a period of at least ten (10) days prior to the Special Meeting. Such list will be available upon request by contacting our Investor Relations department by email at investors@truecar.com or by phone at (800) 200-2000, extension 8771.
Quorum; Adjournment
The presence at the Special Meeting of the holders of a majority of the shares of Common Stock represented in person or by proxy, will constitute a quorum. Virtual attendance by Company Stockholders of record as of the Record Date at the Special Meeting will constitute presence in person for the purpose of determining the presence of a quorum for the transaction of business at the Special Meeting. Shares of beneficial owners who hold such shares in “street name” through a bank, broker or other nominee and who fail to give voting instructions to their bank, broker or other nominee will not be counted towards a quorum. Beneficial owners who virtually attend the Special Meeting will not count towards a quorum unless they give voting instructions to their bank, broker or other nominee or hold a legal proxy executed by their bank, broker or other nominee. There must be a quorum for business to be conducted at the Special Meeting. Failure of a quorum to be represented at the Special Meeting will result in an adjournment of the Special Meeting and may subject the Company to additional expense.
Notice need not be given of an adjourned meeting if the time and place, if any, thereof, and the means of remote communication, if any, by which Company Stockholders and proxy holders may be deemed to be present in person or represented by proxy and vote at the adjourned meeting are announced at the meeting at which the adjournment is taken, unless the adjournment is for more than thirty (30) days, in which case a notice of the adjourned meeting will be given to each Company Stockholder of record entitled to vote at the meeting. If, after the adjournment, a new record date for the Company Stockholders entitled to vote is fixed for the adjourned meeting, the Board must fix a record date for notice of the adjourned meeting in accordance with the DGCL and the Bylaws and provide a new notice of the adjourned meeting to each Company Stockholder of record entitled to vote at the adjourned meeting. In addition, the Special Meeting could be postponed before it commences.
If the Special Meeting is adjourned or postponed for the purpose of soliciting additional votes, Company Stockholders who have already submitted their proxies will be able to revoke them prior to the final vote on the proposals. See “The Special Meeting of TrueCar’s Stockholders — Revocation of Proxies.” If you submit your proxy over the internet or by telephone or submit a properly executed proxy card, even if you abstain from voting, your shares will be counted as present for purposes of determining whether a quorum exists at the Special Meeting.
Required Vote
Approval of the Merger Proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote thereon as of the close of business on the Record Date. Accordingly, the failure of any stockholder to vote and any abstention from voting will have the same effect as a vote “AGAINST” the Merger Proposal.
Under the Bylaws, approval of the Advisory Compensation Proposal and the Adjournment Proposal requires the affirmative vote of a majority of the voting power of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon, assuming a quorum is present. Accordingly, with respect to a Company Stockholder who is present in person or represented by proxy at the Special Meeting and who abstains or submits an instruction to abstain from voting on such proposals, such Company Stockholder’s abstention will be counted in connection with the determination of whether a quorum is present and will have the same effect as a vote “AGAINST” each of the Advisory Compensation Proposal and the Adjournment Proposal. However, the failure to vote or give voting instructions on either the Advisory Compensation Proposal or the Adjournment Proposal will have no effect on either of the Advisory Compensation Proposal or the Adjournment Proposal. If there is no quorum, then either (i) the chairperson of the Special Meeting, or (ii) if the chairperson does not act, the Company Stockholders entitled to vote at the Special Meeting, present in person or represented by proxy, shall have power to adjourn the Special Meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented.
The Merger is conditioned on, among other things, the approval of the Merger Proposal at the Special Meeting. The Advisory Compensation Proposal and the Adjournment Proposal are not conditioned on the approval of any other proposal set forth in this proxy statement. The Merger is not conditioned on approval of the Advisory Compensation Proposal or the Adjournment Proposal.
Pursuant to the Caledonia Support Agreement, Caledonia (which, based on its most recent available Schedule 13G/A filing, as of December 31, 2023, owned 18,365,289 shares of Common Stock representing approximately 20.7% of the Company’s shares of Common Stock as of October 31, 2025) have agreed, subject to the terms and conditions thereof, to vote (or cause to be voted) all shares of Common Stock held by Caledonia as of the Record Date in favor of the Merger Proposal, the Advisory Compensation Proposal and the Adjournment Proposal at the Special Meeting. Additionally, Management Stockholders have entered into Support Agreements pursuant to which they have agreed, among other things, subject to the terms and conditions thereof, to, irrevocably and unconditionally affirmatively vote (or cause to be voted) all shares of Common Stock owned by them in favor of, among other things, the Merger Proposal at the Special Meeting. The Management Stockholders beneficially and collectively owned approximately 3.7% of the outstanding shares of Common Stock as of October 31, 2025.
For a more complete discussion of the Support Agreements, please see “The Merger Agreement — Support Agreements.”
Abstentions and Broker Non-Votes
An abstention occurs when a stockholder attends a meeting, either in person or by proxy, but abstains from voting. At the Special Meeting, abstentions will be counted as present for purposes of determining whether a quorum exists. Abstaining from voting will have the same effect as voting “AGAINST” the Merger Proposal, the Advisory Compensation Proposal and the Adjournment Proposal.
If no instruction as to how to vote is given (including no instruction to abstain from voting) in an executed, duly returned and not revoked proxy, the proxy will be voted in accordance with the Board’s recommendation with respect to each proposal and consequently will be voted “FOR” each of: (i) the Merger Proposal; (ii) the Advisory Compensation Proposal; and (iii) the Adjournment Proposal.
If a beneficial owner of shares of Common Stock held in “street name” by a bank, broker or other nominee does not provide the organization that holds the owner’s shares with specific voting instructions, then, under applicable rules, the organization that holds the owner’s shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. The rules applicable to banks, brokers and other nominees only provide them with discretionary authority to vote on proposals that are considered routine, whereas each of the proposals described in this proxy statement is considered non-routine. As a result, banks, brokers and other nominees holding shares in “street name” will be prohibited from voting uninstructed shares with respect to any of the proposals described in this proxy statement. Accordingly, if a beneficial owner of shares of Common Stock held in “street name” does not give any voting instructions to the bank, broker or other nominee, then those shares will not be counted as present in person or by proxy at the Special Meeting and accordingly will not count as present for purposes of determining whether a quorum exists and will have no effect on the outcome of the Advisory Compensation Proposal and the Adjournment Proposal but will have the same effect as voting “AGAINST” the Merger Proposal. If a beneficial owner of shares of Common Stock held in “street name” gives voting instructions to the bank, broker or other nominee with respect to one or more proposals, but not all proposals, then the result will be a “broker non-vote” on any proposal for which no instructions were provided. Broker non-votes will have the same effect as voting “AGAINST” the Merger Proposal, but will have no effect on the Advisory Compensation Proposal or the Adjournment Proposal.
Failure to Vote
If you are a Company Stockholder of record and you do not sign and return your proxy card or vote over the internet, by telephone or at the Special Meeting, your shares of Common Stock will not be voted at the Special Meeting, will not be counted as present in person or by proxy at the Special Meeting and will not be counted as present for purposes of determining whether a quorum exists.
For purposes of the Merger Proposal, a failure of record owners to vote, or a failure of beneficial owners to instruct their bank, broker or other nominee to vote, will have the same effect as a vote “AGAINST” the Merger Proposal. A failure of record owners who are not present in person or represented by proxy at the Special Meeting to vote, or a failure of beneficial owners to instruct their bank, broker or other nominee to vote, will have no effect on the outcome of a vote on either of the Advisory Compensation Proposal or the Adjournment Proposal. All abstentions from voting will have the same effect as a vote “AGAINST” each of the Merger Proposal, the Advisory Compensation Proposal and the Adjournment Proposal.
If you sign, date and return your proxy card and do not indicate how you want your shares of Common Stock to be voted, then your shares of Common Stock will be voted “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal.
Voting by the Company’s Directors and Executive Officers
At the close of business on October 31, 2025, the Company’s directors and executive officers were entitled to vote 3,274,754 shares of Common Stock, or approximately 3.7% of the shares of Common Stock issued and outstanding on that date. Each of the Company’s directors and executive officers have entered into Support Agreements, pursuant to which they have agreed that they will vote all of their respective shares of Common Stock in favor of the Merger Proposal and the Adjournment Proposal at the Special Meeting.
Voting at the Special Meeting
The Special Meeting will be a completely virtual meeting. There will be no physical meeting location and the meeting will only be conducted via live webcast. The virtual Special Meeting will be held on [•] at [•] [a.m./p.m.], Pacific Time. To participate in the Special Meeting and submit questions during the Special Meeting, visit www.virtualshareholdermeeting.com/TRUE2025SM and enter the 16-digit control number on the proxy card, voting instruction form or notice you received. Online check-in will begin at [•] [a.m./p.m.], Pacific Time. Please allow time for online check-in procedures. The virtual stockholder meeting format uses technology designed to increase stockholder access, save the Company and the Company Stockholders time and money, and provide the Company Stockholders rights and opportunities to participate in the meeting similar to what they would have at an in-person meeting. In addition to online attendance, the Company will provide the Company Stockholders with an opportunity to hear all portions of the official meeting, submit written questions and comments during the meeting, and vote online during the open poll portion of the meeting. Although the Company offers four (4) different voting methods, the Company encourages you to submit a proxy to vote either over the internet or by telephone to ensure that your shares are represented and voted at the Special Meeting.
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Submitting a Proxy by Mail:   If you choose to submit your proxy by mail, simply mark your proxy, date and sign it, and return it in the postage-paid envelope provided. If you sign and return your proxy, but do not indicate how you wish to vote, your shares will be voted “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal.

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Submitting a Proxy by Telephone:   You may submit a proxy to vote by telephone by calling the toll-free telephone number provided on your proxy card. Please have your proxy card available for reference because you will need the validation details that are located on your proxy card in order to submit your vote by proxy by telephone. If you submit your proxy to vote by telephone, you do not have to mail in a proxy card. If you choose to submit your vote via proxy by telephone, you must do so prior to 11:59 p.m., Eastern Time, on [•], 2025. Telephone voting is available 24 hours a day.

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Submitting a Proxy by Internet:   To submit a proxy to vote over the internet, go to the website on your proxy card and follow the steps outlined on the secured website. You will need the number included on your proxy card to obtain your records and to create an electronic voting instruction form. If you submit your proxy to vote over the internet, you do not have to mail in a proxy card. If you choose to submit your vote via proxy over the internet, you must do so prior to 11:59 p.m., Eastern Time, on [•], 2025.

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Voting Virtually at the Special Meeting:   To vote virtually at the Special Meeting, follow the instructions at www.virtualshareholdermeeting.com/TRUE2025SM.

If your shares are held by your bank, broker or other nominee, you are considered the beneficial owner of shares held in “street name” and you will receive a vote instruction form from your bank, broker or other nominee seeking instruction from you as to how your shares should be voted.
Revocation of Proxies
You can change or revoke your proxy at any time before the final vote at the Special Meeting. If you are the stockholder of record of your shares, you may revoke your proxy by:
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submitting another proxy over the internet or by telephone prior to 11:59 p.m., Eastern Time, on [•], 2025 or otherwise timely delivering a valid, later-dated proxy;

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timely delivering a written notice that you are revoking your proxy to the Company’s Corporate Secretary; or

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attending the Special Meeting and voting. Your virtual attendance at the Special Meeting will not revoke your proxy unless you give written notice of revocation to the Company’s Corporate Secretary before your proxy is exercised or unless you vote your shares in person at the Special Meeting.

If you are the beneficial owner of shares held in “street name,” you should contact your bank, broker or other nominee with questions about how to change or revoke your voting instructions.
Solicitation of Proxies
The Board is soliciting your proxy in connection with the Special Meeting, and the Company will bear the cost of soliciting such proxies, including the costs of printing and filing this proxy statement. The Company has retained Okapi Partners, LLC (“Okapi”) as proxy solicitor to assist with the solicitation of proxies in connection with the Special Meeting. The Company estimates it will pay Okapi a fee of approximately $31,500, in addition to the reimbursement of expenses, for these services. The Company has also agreed to indemnify Okapi against any losses arising out of its provision of these services on the Company’s behalf. Solicitation initially will be made by mail. Forms of proxies and proxy materials may also be distributed through banks, brokers and other nominees to the beneficial owners of shares of Common Stock, in which case these parties will be reimbursed for their reasonable out-of-pocket expenses. Proxies may also be solicited in person or by telephone, facsimile, electronic mail, or other electronic medium by certain of the Company’s directors, officers and employees, without additional compensation.
Tabulation of Votes
A representative of Broadridge Financial Solutions, Inc. will tabulate the votes at the Special Meeting.
Householding of Special Meeting Materials
The Company is sending only one copy of this proxy statement to Company Stockholders of record who share the same last name and address, unless they have notified the Company that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs.
If you received a household mailing from the Company and you would like to have additional copies of this proxy statement mailed to you or you would like to opt out of this practice for future mailings, we will promptly deliver such additional copies to you if you submit your request to: Investor Relations, TrueCar, Inc., 225 Santa Monica Blvd., 12th Floor, Santa Monica, California 90401 or by contacting our Investor Relations department by email at investors@truecar.com or by phone at (800) 200-2000, extension 8771. You may also contact us in the same manner if you received multiple copies of this proxy statement and would prefer to receive a single copy of future mailings.
Some brokers also household proxy materials, delivering a single proxy statement or notice to multiple beneficial stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you are a beneficial Company Stockholder and you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. Company Stockholders who receive a household mailing from their broker may also receive additional copies of this proxy statement by contacting the Secretary of TrueCar via the methods described above.
Questions
If you have additional questions about the Merger, need assistance in submitting your proxy or voting your shares of Common Stock, or need additional copies of the proxy statement or the enclosed proxy card, please contact:
Okapi Partners, LLC
1212 Avenue of the Americas, 24th Floor
New York, NY 10036
Stockholders Call (toll-free): (877) 629-6357
Banks and Brokers Call: (212) 297-0720
Email: info@okapipartners.com

THE MERGER (PROPOSAL 1)
The discussion of the Merger and the Merger Agreement in this proxy statement is qualified in its entirety by reference to the complete text of the Merger Agreement, which is attached to this proxy statement as Annex A. You should read the Merger Agreement carefully in its entirety.
Background of the Merger
Since the initial public offering of the Company in 2014, the Board from time to time, with the assistance of management and legal and financial advisors, has reviewed the business strategy and potential opportunities for the Company to improve stockholder value. This review has been iterative, taking into account macro and micro economic conditions, market opportunities, and the perspectives of stockholders, among other considerations and involved periodic dialogue with certain significant Company Stockholders, including Caledonia, the largest Company Stockholder.
On September 6, 2024, Scott Painter, who founded the Company in 2005 and served as the Company’s Chief Executive Officer and on the Board until 2015, contacted Jantoon Reigersman, the Company’s current Chief Executive Officer, and indicated that he was interested in submitting a proposal to acquire the Company. He did not provide any details of his proposal, but indicated that he intended to submit a letter to the Company to formally indicate his interest.
On September 7, 2024, Morgan Stanley provided to the Board disclosure with respect to its relationships with TrueCar, Parent, Fair and other Potential Buyers. Additional information about Morgan Stanley’s relationships to TrueCar and Parent, see the section entitled “— Opinion of Morgan Stanley & Co. LLC.”
On September 10, 2024, Fair, an entity controlled by Mr. Painter, provided Mr. Reigersman with a letter proposing to acquire the Company in an all-cash transaction at an unquantified premium to the Company’s trailing twelve (12)-month high stock price, and offering to execute a non-disclosure and standstill agreement.
On September 15, 2024, the Board met with representatives of management and Alston & Bird LLP (“Alston”) in attendance. Mr. Reigersman summarized Fair’s September 10 letter and discussed a number of financial aspects of a hypothetical transaction involving a premium for the Company’s shares and the need to obtain additional information to evaluate Fair’s proposal. Notably, the participants discussed the lack of information regarding financial support in the letter. Mr. Reigersman and the Board also discussed that, in the event Fair were to clarify its proposal in a manner suggesting it may be actionable, engaging a financial advisor to advise the Board with regard to a possible strategic review process and stockholder engagement strategies may be advisable, including advising with respect to the financial aspects of and possible responses to Fair’s proposal. The Board discussed the characteristics of several financial advisors, including Morgan Stanley, who was perceived to have extensive familiarity with the Company and its industry and experience with similar situations. A representative of Alston discussed the Board’s fiduciary duties in a potential change of control transaction. Following discussion, the Board approved engaging Morgan Stanley as the Company’s financial advisor, subject to a review of any conflicts of interest that Morgan Stanley may have with respect to the proposed transaction. The Board also instructed management and the Company’s advisors to respond to Fair with a request for clarification of its proposal. The Board also discussed the advantages and disadvantages of forming a committee of the Board intended to facilitate Board engagement, oversight and efficiency in evaluating possible responses to Fair, any competing change of control transaction and any ensuing strategic review process, and not with a view toward addressing any identified conflict of interest. Following that discussion, the Board indicated that it was favorably disposed to the formation of a transaction committee likely consisting of Ms. Barbara Carbone, the Chair of the Board, Mr. Reigersman and Mr. Diego Rodriguez, and directed the Company’s legal advisors to prepare documentation for the Board to use in forming and constituting such a committee.
Later on September 15, Mr. Reigersman sent a letter to Fair requesting clarification of the per share price it was prepared to offer for the Company, the identity of sources of debt and equity financing, including the status of due diligence conducted and the level of commitment from these financing sources to the transaction. This letter also included a draft form of non-disclosure agreement to be executed by Fair.

On September 16, 2024, Mr. Painter contacted Mr. Reigersman to discuss potential per share prices at which Fair would be interested in acquiring the Company and to provide additional information regarding potential sources of financing for such a transaction. Mr. Reigersman responded that it would be important for the Company to assess the viability of such a transaction in a pre-signing market check and advised Mr. Painter that the Company was prepared to retain Morgan Stanley to assist in evaluating a possible transaction. In addition, Mr. Reigersman noted to Mr. Painter that, while he appreciated the direct engagement, it would be important for these details to be set forth in writing for the Board to be able to evaluate the potential transaction.
On September 19, 2024, Fair provided a letter to Mr. Reigersman that explicitly declined to make a specific offer to acquire the Company, but indicated that its valuation analysis suggested a price per share below $3.00 and that its post-closing plans for the Company justified a price per share above $4.00. The Company’s Common Stock closed at a trading price of $3.31 on September 19, 2024.
On September 21, 2024, Mr. Painter and Mr. Reigersman met by telephone to discuss preliminary aspects of Fair’s proposal. Mr. Reigersman reemphasized the need for a written proposal with a definitive price that would be compelling to the Board, and Mr. Painter noted his intent to send a revised proposal.
On September 23, 2024, the Board took action by written consent to form a Transaction Committee, consisting of Ms. Carbone, Mr. Reigersman and Mr. Rodriguez.
On October 1, 2024, Fair provided a letter dated September 30 to Mr. Reigersman proposing to acquire the Company at a price of $4.63 per share and naming several investors who would hypothetically be supportive of a transaction led by Fair and referred to additional, unnamed sources of financing. The letter proposed a thirty (30)- to-forty-five (45)-day due diligence process, which would be followed by the submission of a more detailed letter of intent. The Company’s Common Stock closed at a trading price of $3.23 on October 1, 2024.
Also on October 1, the Transaction Committee met to discuss possible responses to Fair’s September 30 letter.
Between September 26 and October 16, 2024 representatives of Fair’s counsel, Perkins Coie LLP (“Perkins”), discussed with representatives of Alston the terms of a non-disclosure agreement, including standstill restrictions and the instances in which those restrictions would terminate, as well as restrictions on Fair’s ability to contact sources of financing without the Company’s consent and Fair’s request that the Company not negotiate directly with certain of Fair’s financing sources in the event that the Company conducted a market check to survey the interest of other parties in a transaction involving the Company.
On October 8, 2024, the Company engaged Morgan Stanley as a financial advisor to advise on the potential transaction due to, among other things, Morgan Stanley’s qualifications, expertise and familiarity with TrueCar’s business and industry. Also on October 8, 2024, the Board met, with representatives of management, Morgan Stanley and Alston in attendance. The Board reviewed a memorandum from Morgan Stanley outlining certain investment banking relationships with Fair and a number of Fair’s prospective financing sources, none of which the Board deemed material to Morgan Stanley’s ability to assist the Company. Mr. Reigersman reviewed the September 30 letter from Fair. Representatives of Morgan Stanley provided the Board with preliminary financial analyses of Fair’s $4.63 per share proposal and reviewed potential responses to Fair’s September 30 letter, including communicating to Fair that the Company was not interested in a transaction, conducting a private market check with a group of strategic buyers or announcing the public exploration of strategic alternatives and the possible benefits and downsides of each such strategy. Representatives of Alston provided an update on ongoing negotiations with Fair with respect to a nondisclosure and standstill agreement, including instances in which the standstill would no longer apply and the intended effect of those provisions on a market check process. The Board also discussed the request from Fair not to negotiate directly with certain of Fair’s potential financing sources, none of whom were among the parties that Morgan Stanley was otherwise proposing to contact. Following discussion, the Board instructed Morgan Stanley to proceed with a private market check with a select group of strategic buyers and authorized the entry into a nondisclosure and standstill agreement with Fair.
Between October 11 and October 15, 2024, Mr. Painter and Mr. Reigersman met by telephone to discuss the terms of a non-disclosure and standstill agreement. Mr. Painter further requested to meet with specific Company Stockholders, but Mr. Reigersman indicated that the Board would not be likely to support such engagement at this time.
On October 17, 2024, the Board met, with representatives of management, Morgan Stanley, and Alston in attendance. The Board reviewed and discussed a set of financial forecasts prepared by the Company’s senior management, accounting for prevailing macroeconomic factors and recent performance and trends in the Company’s businesses. Following the conclusion of this discussion, the Board approved the updated financial forecasts to be provided to potential acquirers and for use by Morgan Stanley in connection with its financial analyses of a potential transaction. Also on this date, the Company entered into a non-disclosure and standstill agreement with Fair, which included a side letter restricting the Company from soliciting acquisition proposals from a specified financing source and its affiliates who had previously been in contact with Fair about a transaction with the Company. Neither the non-disclosure and standstill agreement nor the side letter required the Company to negotiate exclusively with Fair.
Throughout October and November 2024, at the direction of the Board, representatives of Morgan Stanley contacted thirty-six (36) potential strategic counterparties in the automotive, consumer financial technology and digital marketplace sectors to explore such parties’ interest in a potential acquisition of the Company and with financial sponsors perceived as likely to have a strong level of potential interest. Of this group, sixteen (16) parties executed a non-disclosure agreement with the Company, each of which included a customary standstill provision with a term of twenty-four (24) months or less, but permitted such parties to make private offers or proposals and provided that such provisions would cease to apply following the execution of a definitive agreement with respect to a change of control transaction or other fundamental change event involving the Company. Among the parties approached by Morgan Stanley and executing a non-disclosure agreement was an existing Company Stockholder (“Stockholder A”). Also during that time, those parties who executed a non-disclosure agreement, including Fair, were provided with access to an electronic data room containing due diligence information about the Company, and eight (8) such parties accepted the invitation of Morgan Stanley, acting at the direction of the Board, to receive a presentation from the Company’s management about the Company’s business.
On October 30, 2024, the Board met, with representatives from management, Morgan Stanley and Alston present. Morgan Stanley provided an update regarding recent discussions between the Company and Fair, Morgan Stanley’s initial outreach to potential strategic counterparties, and a summary of its initial financial analyses.
On November 15, 2024, the Transaction Committee met to discuss the status of the process, parties who had indicated interest in a potential acquisition of the Company and potential next steps.
On November 20, 2024, at the direction of the Board, Morgan Stanley sent each party who had previously executed a non-disclosure agreement with the Company, including Fair and Stockholder A, a letter requesting that preliminary proposals with respect to a business combination involving the Company be submitted no later than December 16, 2024.
On December 16, 2024, the Company received an updated proposal from Fair reiterating its interest in an acquisition of all of the outstanding shares of Common Stock at a price of $4.63 per share, but without providing additional details regarding sources of financing for such a transaction. The Company also received a request from a third party (“Party A”) for additional time to complete due diligence, while noting the need to assess the results of an ongoing commercial pilot program with the Company. The Company also received a proposal from another third party (“Party B”), expressing interest in an acquisition of all of the outstanding shares of Common Stock at an unspecified market price. Morgan Stanley also reported that Stockholder A verbally reiterated its interest in a transaction, but expressed a need for more time to complete due diligence. The remaining parties declined to submit proposals. In addition, two other parties (“Party D” and “Party E”, respectively) advised Morgan Stanley that they needed more time to complete due diligence, which Morgan Stanley reported to the Board. The Company’s Common Stock closed at a trading price of $4.28 per share on December 16, 2024.
On December 18, 2024, the Transaction Committee met in preparation for the December 19, 2024 Board meeting.

Also on December 18, Morgan Stanley provided updated disclosure with respect to its relationships with the Company, Fair, the members of Fair’s expected financing consortium and those potential counterparties assessed as having the greatest likelihood of being interested in further engagement with the Company regarding a potential transaction, which included Party A, Party B and Stockholder A and none of which the Board deemed material to Morgan Stanley’s ability to assist the Company.
On December 19, 2024, the Board met, with representatives from management, Morgan Stanley and Alston present. Morgan Stanley provided a summary of the results of the strategic review process to date, including the responses from Parties A through E and Stockholder A noted above.
On January 6, 2025, the Transaction Committee met and Mr. Reigersman provided an update regarding the status of the diligence efforts of various parties that were still considering submitting proposals, as well as the continued engagement with Fair, noting that Fair still had not provided details regarding its proposed financing for a potential transaction.
On January 7, 2025, Fair provided a letter to the Company expressing frustration with its perception of the pace of the Company’s evaluation of proposals received to date, alleging various process deficiencies regarding movement in deadlines and a lack of due diligence materials being made available. Fair’s letter further demanded that the Company negotiate exclusively with Fair, offer Fair an opportunity to present directly to the Board and unspecified major Company Stockholders and that the Company make available additional due diligence, after which Fair would make a fully committed offer to acquire the Company.
On January 8, 2025, the Transaction Committee met and discussed the January 7 letter and the proposed response thereto.
On January 9, 2025, the Company sent a response letter to Fair, declining to negotiate exclusively or to permit direct contact with any major Company Stockholders and requesting that Fair improve its proposal, including greater detail with respect to Fair’s sources of financing.
On January 13, 2025, representatives of B. Riley Securities, Inc. (“B. Riley”), financial advisor to Fair, provided Morgan Stanley with an illustrative sources and uses of funds, including potential sources of capital to finance a transaction involving the Company. B. Riley also informed Morgan Stanley that Fair was unwilling to improve its per share price at that time absent further visibility regarding process and timing, additional due diligence and price feedback from the Company, which Morgan Stanley reported to the Board.
Throughout the balance of January 2025, Party A and Party B participated in a number of business and operational due diligence sessions with members of the Company’s management, but did not submit further proposals describing terms on which they were willing to transact, citing concerns about strategic fit and other organizational priorities.
On January 31, 2025, Mr. Reigersman suggested by e-mail to the Transaction Committee that providing Fair with access to an expanded electronic data room and a draft merger agreement would allow the Company to preserve positive momentum toward a transaction and potentially serve as a basis for Fair to improve its proposed terms. Mr. Reigersman also suggested that allowing engagement with select Company Stockholders would allow further development of Fair’s offer. The Transaction Committee approved such engagement, subject to the entry into an appropriate non-disclosure agreement by such Company Stockholders. In accordance with the instructions of the Transaction Committee, subsequently on that date, an expanded electronic data room was made available to Fair, and Alston provided Perkins with a draft Merger Agreement.
On February 6, 2025, the Board met, with representatives from management, Morgan Stanley and Alston present. Morgan Stanley provided an update regarding its outreach to potential counterparties and provided the Board with preliminary financial analyses of Fair’s $4.63 per share proposal. The Board also discussed Fair’s request to initiate discussions with certain of the larger Company Stockholders. Following discussion, the Board indicated its approval of management’s proposal to communicate to Fair’s management that it should increase their proposed purchase price to a range of approximately mid-$5.00 per share.
On February 10, 2025, Mr. Reigersman met with representatives of Party A to discuss the strategic fit of a combination between the Company and Party A and encouraged them to submit a formal proposal. No proposal was ultimately received from Party A.

Also on February 10, the Company executed a side letter to Fair’s non-disclosure agreement to permit confidential, preliminary discussions between Fair and each of Stockholder A, Caledonia, and another Company Stockholder (“Stockholder B”) regarding terms on which those Company Stockholders may be interested in being a source of financing, through rollover of their existing equity stake in the Company or otherwise, in an acquisition of the Company led by Fair.
On February 28, 2025, Mr. Reigersman and Mr. Painter spoke by telephone and discussed Mr. Painter’s plans with respect to Company Stockholder outreach, as well as various provisions of the draft Merger Agreement, including the termination fee, financing, treatment of Company Equity Awards and tax treatment of the proposed Merger.
During the first half of 2025 a number of tariffs were imposed on automotive components as well as finished automobiles produced outside of the United States, which in turn increased the risk of significant disruptions in consumer demand for new and used automobiles. On February 18, 2025, the Company announced financial results for the year ended December 31, 2024 that were below the consensus of analysts’ expectations and highlighted the need to make significant financial investments in the business. Following these various developments, the price of the Company’s Common Stock declined from a 52-week high of $4.62 per share on December 4, 2024 to a 52-week low of $1.05 per share on May 6, 2025.
On March 3, 2025, at the request of a Company Stockholder (“Stockholder C”), Mr. Reigersman and Mr. Oliver Foley, the Company’s Chief Financial Officer, met with the portfolio manager of Stockholder C to discuss Stockholder C’s perspective on the Company’s results and share price valuation. During these discussions, Stockholder C encouraged the Company to engage in a strategic review process.
On March 10, 2025, Perkins provided an updated draft of the Merger Agreement to Alston, providing for the substitution of restricted stock units held by employees below the senior vice president level. The draft Merger Agreement further provided for a $20 million termination fee payable by the Company if it terminated the Merger Agreement in order to accept a financially superior proposal from a third party, among other customary triggers. The draft Merger Agreement also provided that the Company’s remedies in the event that Fair failed to complete the Merger when required to do so would not include the ability to seek specific performance of Fair’s obligation to complete the Merger, but would be limited to a $10 million reverse termination fee, with no indication of the source of funds with which such fee would be paid.
On March 12, 2025, the Transaction Committee met and Mr. Reigersman provided an update regarding the latest draft of the Merger Agreement received from Fair.
On March 13, 2025, representatives of Fair, including Mr. Painter, B. Riley, and Perkins met with the Company’s management, Morgan Stanley and Alston by video conference. Mr. Painter shared perspectives regarding the Company’s valuation as a result of deterioration in the Company’s business, the need to obtain support from Company Stockholders and reduce execution risk, and the maximum valuation that Fair’s potential equity financing sources would support. Mr. Painter discussed a range of valuations between $2.90 and $4.00, but did not indicate specifically a revised per share price as compared to Fair’s latest proposal of $4.63 per share. Mr. Painter further indicated that potential equity financing sources were prepared to place a portion of the financing into escrow to support a reverse termination fee. The group also discussed aspects of Fair’s valuation methodology. Later on that date, Mr. Reigersman and Mr. Painter spoke again, with Mr. Reigersman reemphasizing the need to minimize any downward revision in Fair’s proposed price per share in order to obtain support from the Board and the Company Stockholders.
On March 18, 2025, Mr. Reigersman, Mr. Jeff Swart, the Company’s General Counsel, and Mr. Foley met by video conference with Mr. Painter, with representatives of Alston, Morgan Stanley, Perkins and B. Riley present to discuss the terms of the draft Merger Agreement. After this call, Mr. Reigersman discussed with Mr. Painter the desire for the highest price possible, and that at this time, a per share price less than $4.00 would not be a basis for further engagement.
On March 20, 2025, Mr. Painter e-mailed Mr. Reigersman on behalf of Fair to formally offer to purchase all of the outstanding shares of Common Stock at a price of $4.02 per share, subject to the completion of due diligence and negotiation of a mutually agreeable definitive Merger Agreement. Mr. Painter’s email further noted that potential adjustments between signing and closing could bring the price down to as low as $3.90 per share and requested that the Company negotiate exclusively with Fair for a period of sixty (60) days. The Company’s Common Stock closed at a trading price of $1.76 per share on March 20, 2025. Also on that date, Perkins provided Alston with an initial draft of a form of equity commitment letter that potential sources of equity capital would execute with Fair in connection with a transaction.
Later on March 20, the Board met, with representatives of management, Morgan Stanley and Alston present. Representatives of Morgan Stanley updated the Board regarding, among other things, the latest proposal from Fair and the status of conversations with other potential counterparties. Representatives of Morgan Stanley then summarized the performance of the Company’s stock price, reviewed updated preliminary financial analyses reflecting changes to equity markets and industry trends, and discussed updates to the Company’s financial forecast, as provided to Morgan Stanley by Company management, accounting for actual performance achieved and changes in industry trends. Morgan Stanley outlined a range of possible responses to Fair, including a counteroffer, asking for further improvement in purchase price and emphasizing the importance of proceeding quickly in light of ongoing volatility in financial markets and the Company’s results. Representatives from Alston provided an update regarding the terms of the draft Merger Agreement and the form of equity commitment letter proposed by Fair. After discussion, the Board declined to commit to negotiate exclusively with Fair and instructed Mr. Reigersman to request that Fair update its per share price to a range of at least $4.25 to $4.30 per share, but also indicated that the Board would support transacting at $4.20 per share in the event Fair declined to increase the per share price provided that such per share price was not subject to adjustment. Representatives from Alston discussed with the Board revisions to the draft Merger Agreement to provide for a termination fee equal to 2.75% of the equity transaction value if the Company terminated the Merger Agreement in order to accept a financially superior proposal from a third party and a reverse termination fee, which would be placed into escrow upon signing of the Merger Agreement, of 6.5% of the equity transaction value, as well as the right for the Company to seek specific performance remedies if Fair failed to complete the Merger when required to do so. Members of management then communicated that they expected that members of the Board would be asked to sign Support Agreements. Later on March 20, Alston provided a revised draft of the Merger Agreement to Perkins in accordance with this discussion.
On March 22, 2025, Mr. Reigersman spoke by telephone with Mr. Painter and communicated that the Board was looking for at least $4.25 to $4.30 per share, but was prepared to support a transaction at $4.20 per share without any price adjustments and emphasizing the importance of moving quickly. Mr. Reigersman also informed Mr. Painter that the Board was not prepared to allow outreach to Company Stockholders regarding whether they would be prepared to enter into Support Agreements in favor of a transaction prior to the Board and Fair reaching alignment on a price that the Board would support.
On March 23, 2025, Alston and Perkins met to discuss the terms of the draft Merger Agreement and the form of equity commitment letter, including the Company’s desire for certainty of closing, and the importance of an escrow or similar mechanism to minimize credit risk for any reverse termination fee.
On March 24, 2025, Alston provided Perkins with a revised draft of the form of equity commitment letter that included, among other things, an escrow mechanism with respect to any reverse termination fee that Fair may become required to pay under the Merger Agreement. Later that day B. Riley provided a letter to Morgan Stanley asking for further information regarding the potential adjustments previously proposed by Fair on March 20, which Morgan Stanley sent to the Board.
On March 26, 2025, Morgan Stanley provided to the Board an updated disclosure with respect to its relationships with TrueCar, Parent, Fair and expected Fair consortium members. For additional information about Morgan Stanley’s relationships to TrueCar and Parent, see the section entitled “— Opinion of Morgan Stanley & Co. LLC.”
Over the course of March 24 through March 29, 2025, Mr. Reigersman and Mr. Painter spoke multiple times regarding their respective valuation perspectives and the status of Fair’s financing commitments.
On March 29, 2025, Mr. Reigersman and Mr. Painter spoke by telephone. Mr. Painter outlined a number of timing considerations and indicated that he perceived that Fair’s financing sources would be prepared to proceed with a transaction at a price of $4.02 per share. Mr. Reigersman reiterated the importance of moving forward quickly in light of macroeconomic conditions and the absence of Board support for any price per share below $4.20 or for a transaction that presented a non-standard level of closing certainty. Also on this date, Mr. Reigersman spoke with a representative of Caledonia, to discuss Caledonia engaging with Fair with a view toward maximizing the price that Fair would be willing to pay.
On April 4, 2025, Perkins provided an updated draft Merger Agreement to Alston, providing for termination fees of 4.5% of the Company’s enterprise value payable by the Company or by Fair, with each party’s fee placed into escrow upon signing of the Merger Agreement, and with the Company having the right to seek specific performance conditioned on the funding of Fair’s equity financing. The draft Merger Agreement further proposed that Parent’s obligation to complete the Merger would be conditioned on the Company and its subsidiaries having a minimum cash balance of at least $100 million.
On April 5, 2025, Mr. Reigersman met with a representative of Party B, who indicated that Party B would not be interested in proceeding toward a transaction with the Company on a standalone basis due to its lack of familiarity with U.S. automotive markets. However, Party B indicated that it may be interested in participating in a transaction involving the Company as a financing source for another buyer.
On April 7, 2025, the Transaction Committee met and Mr. Reigersman provided an update regarding Party B’s decision not to make an offer and the status of negotiations with Fair.
On April 8, 2025, the Board met, with representatives of management, Morgan Stanley and Alston present. Mr. Reigersman provided the Board with updates on the Company’s ongoing discussions with Fair, its discussions with other potential acquirers and the March 20 proposal from Fair. The Board discussed Fair’s request that the Company grant a waiver of the restrictions of Section 203 of the DGCL. A representative of Alston described the provisions of DGCL Section 203 and the impact of granting such a waiver. After discussion, the Board authorized a waiver to permit Fair to engage in preliminary negotiations with specified Company Stockholders with respect to a Support Agreement and/or a rollover of their equity in the Company, subject to the final approval of the Board with regard to the final terms of any such agreement. A representative from Morgan Stanley also provided an update with respect to the status of the strategic review process and its outreach to other potential counterparties.
Between April 8 and 9, 2025, representatives of Alston and Perkins held a number of telephone calls to discuss the terms of the draft Merger Agreement and the form of equity commitment letter, and Mr. Painter and Mr. Reigersman spoke by telephone to discuss timing and financing for the transaction.
On April 11, 2025, Alston provided a revised draft Merger Agreement to Perkins providing for a termination fee equal to 3.0% of equity transaction value if the Company terminated the Merger Agreement in order to accept a financially superior proposal from a third party and a reverse termination fee, which would be placed into escrow upon signing of the Merger Agreement, of 5.75% of the equity transaction value, if Fair failed to complete the Merger when required to do so and deleting the previously proposed minimum cash condition, among other changes.
On April 14, 2025, Perkins provided to Alston a draft of a form of Support Agreement pursuant to which certain Company Stockholders would agree to vote in favor of the Merger and the Merger Agreement, as well as a draft Rollover Agreement pursuant to which unnamed subject stockholders would receive an equity interest in Fair instead of receiving cash in the Merger. Each of these forms of agreements provided that the agreement would terminate automatically if the Merger Agreement were terminated.
On April 17, 2025, Alston provided revised drafts of the Support Agreement and the Rollover Agreement to Perkins.
On April 18, 2025, Mr. Reigersman, Mr. Swart and Mr. Foley met via video conference with Mr. Painter, with representatives of Alston, Morgan Stanley, Perkins and B. Riley present. Mr. Painter informed the group that Fair’s financing sources were not supportive of a transaction at a price of $4.02 per share, and Mr. Reigersman reiterated that he did not have authority from the Board to proceed at any price lower than $4.20 per share. Mr. Reigersman further stated if Fair was unable to further advance its financing, then the Company may be unwilling to proceed further in light of management’s need to focus on operating the Company’s business. Also on that date, Perkins sent a revised draft of the Merger Agreement that contemplated termination fees of 4.0% of the Company’s enterprise value payable by the Company or by

Fair, but without any minimum cash condition or any requirement for the Company to place its termination fee into escrow upon signing of the Merger Agreement.
Also on April 18, the Transaction Committee met and Mr. Reigersman provided an update regarding the meeting with Fair and its representatives.
Over the course of April 19 through April 20, 2025, Mr. Reigersman and Mr. Painter spoke multiple times regarding their respective valuation perspectives and the status of Fair’s financing commitments.
On April 22, 2025, Mr. Painter e-mailed Mr. Reigersman on behalf of Fair to reconfirm that Fair’s financing sources were not supportive of proceeding with a transaction at a price of $4.02 per share in light of continued uncertainty regarding the impact of macroeconomic conditions, including tariffs, on the Company’s results and to offer formally to purchase all of the Company’s outstanding shares at a price of $3.14 per share. Mr. Painter’s email further stated that Fair’s due diligence was substantially complete and that he believed that financing commitments could be finalized over the next several days. The Company’s Common Stock closed at a trading price of $1.36 per share on April 22, 2025.
Also on April 22, 2025, Perkins provided revised drafts of the forms of Support Agreement and Rollover Agreement to Alston.
On April 23, 2025, the Board met, with representatives of management, Morgan Stanley and Alston present. The Board discussed the latest proposal from Fair and the ongoing impact of macroeconomic conditions, including tariffs, on the Company’s results. The Board instructed management to prepare an alternative version of the Company’s financial forecast reflecting the Company’s potential sensitivities to recent macroeconomic developments. A representative of Alston provided an update on the status of various transaction documents and substantive considerations related thereto, including with respect to Fair’s financing commitments, the Company’s ability to accept superior proposals prior to closing and the treatment of employee equity awards. A representative from Morgan Stanley provided an update with respect to the status of the strategic review process. The Board instructed management and the Company’s advisors to continue discussions with Fair, including a proposed price of $3.35 per share. Later on that date, Alston provided an updated draft of the Merger Agreement to Perkins providing for a termination fee equal to 3.75% of the Company’s enterprise value if the Company terminated the Merger Agreement in order to accept a financially superior proposal from a third party and a reverse termination fee of 6.0% of the Company’s enterprise value. Also on that date, Perkins provided an updated form of Support Agreement to Alston.
On April 24, 2025, Alston provided comments on the form of Support Agreement to Perkins, and Alston and Perkins discussed the terms reflected in the draft Merger Agreement that Alston provided to Perkins on the previous day.
Also on April 24, 2025, Mr. Reigersman provided Mr. Painter with a comprehensive proposal to resolve the remaining outstanding issues, including a proposed price of $3.35 per share, a termination fee equal to 3.75% of the Company’s enterprise value if the Company terminated the Merger Agreement in order to accept a financially superior proposal from a third party and a reverse termination fee of 6.0% of the Company’s enterprise value if Fair failed to complete the Merger when required to do so. The proposal further contemplated changes intended to enhance the certainty of a closing taking place. The Company’s Common Stock closed at a trading price of $1.54 per share on April 24, 2025.
On April 25, 2025, the Board met with representatives of management, Morgan Stanley, and Alston present. Mr. Reigersman summarized for the Board discussions with Fair that had taken place since the Board’s meeting on April 23. Representatives of Morgan Stanley summarized Fair’s prior proposals and recent macroeconomic developments and the impacts thereof on the Company’s stock price. Mr. Foley and representatives of Morgan Stanley discussed the updated sensitivity case with respect to the Company’s financial forecasts developed by management, including updates to the assumptions applied in the financial forecasts provided by management and approved by the Board for use by Morgan Stanley in its financial analyses of the Company. Representatives of Morgan Stanley reviewed updated preliminary financial analyses of the Company after giving effect to the updated sensitivity case and compared the results to previous analyses. A representative of Alston then provided an update on the status of various transaction documents and substantive considerations related thereto.

Over the weekend of April 26-27, 2025, Mr. Painter and Mr. Reigersman spoke several times by telephone regarding the status of Fair’s financing for the transaction.
On April 28, 2025, Mr. Painter informed Mr. Reigersman that Fair was unable to secure committed financing sufficient to complete a transaction at $3.14 per share. Mr. Painter further indicated that Fair might be able to secure sufficient financing to buy blocks of shares from major Company Stockholders at $3.14 per share. In response, Mr. Reigersman encouraged Fair to continue to work to secure committed financing sufficient to complete a transaction for the entire company.
On May 5 and 6, 2025, Mr. Painter called Mr. Reigersman to provide an update regarding Fair’s ongoing efforts to secure financing. Mr. Reigersman encouraged Mr. Painter to keep working to secure financing and emphasized the desire of the Company to finalize terms quickly. Also on May 6, Mr. Reigersman and Mr. Foley met with representatives of a Company Stockholder (“Stockholder D”) to provide a routine update regarding the Company’s business. Representatives of Stockholder D expressed their viewpoint that, in light of recent declines in the trading price for the Common Stock, it would be advisable for the Company to commence a formal process to evaluate strategic alternatives.
On May 20, 2025, at the request of Stockholder C, Mr. Reigersman and Mr. Foley again met with a representative of Stockholder C to provide a routine update regarding the Company’s business. Representatives of Stockholder C again expressed their viewpoint that it would be advisable for the Company to commence a formal process to evaluate strategic alternatives.
On May 21, 2025, the Transaction Committee met and Mr. Reigersman provided an update with respect to the call with Stockholder C and the status of negotiations with Fair, including Mr. Painter’s message of continued pressure on price from Fair’s potential sources of financing.
From May 24 through May 31, 2025, representatives of the Company and Morgan Stanley, at the direction of the Board contacted several potential counterparties to explore such parties’ interest in a potential acquisition of the Company. The group included several parties previously contacted that were perceived as possibly having reevaluated their interest, as well as three (3) new parties, including “Party C.”
On May 28, 2025, Mr. Painter, on behalf of Fair, provided an email to Mr. Reigersman to offer formally to purchase all of the outstanding shares of Common Stock at a price of $2.50 per share, citing the Company’s recent performance and macroeconomic conditions as reasons for the decline in price. This proposal was made subject to the completion of due diligence and negotiation of a mutually agreeable definitive Merger Agreement and requested that the Company negotiate exclusively with Fair for a period of thirty (30) days, but did not set forth additional information regarding Fair’s financing sources. This offer further proposed a direct equity investment into the Company on unspecified terms if the price of $2.50 per share was not viewed favorably by the Board. The Company’s Common Stock closed at a trading price of $1.63 per share on May 28, 2025.
On May 29, 2025, the Transaction Committee met to discuss the latest proposal from Fair. The Transaction Committee determined that it was not in the Company’s best interest to pursue a direct equity investment from Fair, but the Company should still consider working toward an acquisition transaction at an acceptable price.
On May 31, 2025, the Board met, with representatives of management, Morgan Stanley and Alston present. Management and representatives of Morgan Stanley outlined the latest proposal from Fair and noted that, although the Company had been in contact with other potential bidders in recent days, substantive discussions had yet to materialize with such parties. Morgan Stanley further discussed Fair’s most recent proposal of $2.50 per share relative to its prior proposals, noting its premium to the Company’s share price as well as the valuation implied by such price using various valuation methodologies. Morgan Stanley also noted that Fair, through its representatives at B. Riley, had again proposed the possibility of a direct equity investment in the Company as a potential alternative transaction, as noted in the May 28 offer. Management and the Company’s advisors noted that a direct equity investment presented a number of disadvantages and did not merit further consideration. In light of Fair’s ongoing requests for exclusivity, the Board also discussed the advantages and disadvantages of including a “go-shop” provision in any definitive merger agreement that would allow the Company to actively solicit competing acquisition proposals for a period of time after entering into a definitive merger agreement. The Board discussed the historical track record of go-shop provisions in eliciting superior proposals and the possibility that, despite the extensive solicitation process undertaken to this point, a go-shop provision may provide a helpful opportunity for participants in the process to reevaluate their interest against a firm price. After discussion, the Board instructed management and the Company’s advisors to request that Fair improve its proposed purchase price to $2.80 per share contingent upon the inclusion of a go-shop provision in the definitive merger agreement. On May 30, 2025, the last trading day before this meeting of the Board, the closing price for the Common Stock was $1.45 per share.
On June 2, 2025, the Company entered into a non-disclosure and standstill agreement with Party C.
On June 4, 2025, Mr. Reigersman met in person with Mr. Painter and a representative of one of Fair’s proposed sources of debt financing to discuss the Company’s business and state of the industry.
On June 17, 2025, Fair submitted an updated offer to acquire the Company, co-signed by two (2) potential financing sources, at a price of $2.50 per share, including a preliminary summary of transaction financing sources and uses and requesting thirty (30) days of exclusivity, but expressing no further views on legal or financing terms. The Company’s Common Stock closed at a trading price of $1.61 per share on June 17, 2025.
On June 18, 2025, the Transaction Committee met and discussed the latest offer from Fair and directed Mr. Reigersman to continue to push for an increase in the per share price.
Over the course of June 18 and 19, 2025, Mr. Reigersman reiterated to Mr. Painter the Board’s guidance that Fair should improve the terms of its proposal.
On June 19, 2025, Fair submitted an updated offer to acquire the Company at a price of $2.56 per share, subject to confirmation of a lower number of fully diluted outstanding shares of the Company than contemplated in the June 17 proposal and contingent upon specified, significant Company Stockholders agreeing to rollover their ownership of the Company’s Common Stock into ownership of Fair and including a summary of open due diligence items. The Company’s Common Stock closed at a trading price of $1.64 per share on June 19, 2025.
Also on June 19, 2025, the Board met with representatives of management, Morgan Stanley and Alston present. Management and representatives of Morgan Stanley outlined the latest proposal from Fair and noted that although Fair’s diligence seemed to have progressed somewhat, certain diligence items remained open. Morgan Stanley also provided an update regarding discussions held among Morgan Stanley, management and certain other potential bidders not associated with Fair and the possible timing for ongoing product development and commercialization expected by management to have a favorable impact on the Company’s financial condition. Following discussion, the Board instructed management and its advisors to respond to Fair’s proposal by requesting that Fair complete its remaining diligence within a two (2)-week timeframe with a view toward improving its proposal, after which the Company would reconsider entering into exclusive negotiations. The Board also instructed management to emphasize that the Company would not expect to move forward with a transaction if Fair proposed a price lower than $2.56 after completing diligence. At the direction of the Board, Morgan Stanley subsequently communicated this message to B. Riley and requested a “best and final” proposal no later than July 7, 2025.
During late June 2025, Mr. Reigersman and Mr. Foley met with representatives from two (2) of Fair’s proposed sources of debt financing for the transaction to respond to various diligence requests and inquiries from such parties.
On June 30, 2025, at the request of Stockholder D, Ms. Carbone met with a representative of Stockholder D to discuss Stockholder D’s perspective on the Company’s results and share price valuation. Representatives of Stockholder D again expressed their viewpoint that, in light of trading prices and volumes for the Common Stock, it would be advisable for the Company to commence a formal process to evaluate strategic alternatives.
On July 4, 2025, Party C informed the Company that it was not interested in pursuing an acquisition of the Company at that time.

On July 7, 2025, Fair submitted a revised, “best and final” offer to acquire the Company, co-signed by two (2) potential financing sources, at a price of $2.61 per share, noting that due diligence was complete and requesting that the Company negotiate exclusively with Fair for a period of fourteen (14) days. The Company’s Common Stock closed at a trading price of $1.76 per share on July 7, 2025.
On July 8, 2025, the Board met, with representatives of management, Morgan Stanley and Alston present. Management and representatives of Morgan Stanley outlined the latest proposal from Fair, including the evolution of Fair’s proposals and the Company’s stock price over time, including Fair’s statement that its most recent proposal represented its “best and final” proposal. Morgan Stanley reviewed changes in its preliminary financial analyses from the analyses previously presented to the Board, which reflected revised financial projections to account for the Company’s actual results through May 2025, as prepared by Company management and approved for Morgan Stanley’s use by the Board. The Board subsequently instructed management and Morgan Stanley to continue to negotiate with Fair with a view toward improving its proposal and finalizing documentation, including with respect to a proposed exclusivity agreement providing for fourteen (14) days of exclusivity in which to finalize documentation and terms for a transaction.
On July 10, 2025, with the Company’s permission, representatives of Fair met with representatives of Caledonia to discuss Caledonia’s willingness to support a transaction at a price of $2.61 per share. Following discussion, Caledonia informed Fair that at that time it was not inclined to support a transaction at a price of less than $2.80 per share.
On July 11, 2025, Fair submitted a revised, “best and final” offer to acquire the Company, co-signed by two (2) potential financing sources, at a price of $2.80 per share, noting that due diligence was complete and requesting that the Company negotiate exclusively with Fair for a period of fourteen (14) days. The Company’s Common Stock closed at a trading price of $1.95 per share on July 11, 2025.
Also on July 11, 2025, Mr. Reigersman confirmed with the members of the Board that they remained supportive of finalizing a transaction at a price of $2.80 per share as discussed on May 31, 2025.
On July 14 and 15, 2025, Perkins and Alston engaged in several discussions regarding the terms of an exclusivity agreement. On July 15, the Company and Fair entered into a letter agreement providing for fourteen (14) days of exclusivity.
On July 16, 2025, Alston provided Perkins a revised draft of the Merger Agreement allowing the Company to solicit alternative acquisition proposals for a period of forty-five (45) days after entering into the Merger Agreement, and providing for a termination fee reduced by 50% for a party making an acquisition proposal that constitutes, or could reasonably be expected to lead to, a superior proposal during that time and otherwise generally consistent with the draft previously provided by Alston on April 23.
On July 21 and 22, 2025, representatives of Fair met with representatives of Stockholder A to discuss, as a preliminary matter, whether Stockholder A would be willing to rollover its existing ownership in the Company and invest additional capital into ownership of Fair and to enter into a voting and support agreement in support of the Merger. No agreement or arrangement was reached regarding these matters.
On July 22, 2025, management delivered an updated version of its financial forecasts to Morgan Stanley, which reflected the Company’s actual performance through the first two (2) quarters of 2025. This updated model was also uploaded to the data room and shared with Fair.
On July 29, 2025, Mr. Reigersman, Mr. Painter and a representative of Stockholder A met in Chicago to discuss the terms on which Stockholder A would be willing to explore supporting a potential transaction between the Company and Fair alongside Stockholder B. Also on that date, Mr. Reigersman contacted a representative of Stockholder B to inform the representative that Mr. Painter would be contacting Stockholder B to discuss on a private basis terms on which Stockholder B might be interested in entering into a voting and support agreement or agreeing to rollover all or a portion of its existing equity ownership in the Company in support of a transaction.
On July 30, 2025, the Transaction Committee met and Mr. Reigersman provided an update regarding the status of negotiations and the meeting with Stockholder A and conversation with Stockholder B.

On August 1, 2025, a representative of Stockholder B informed a representative of Alston that it would not be interested in discussing a voting and support agreement in support of a transaction involving the Company or otherwise participating in such a transaction prior to a public announcement by the Company.
On August 4, 2025, the Board met with representatives of management in attendance. During the meeting, Mr. Reigersman provided the Board with an update on the proposed transaction, including various considerations expressed by Fair and members its of financing consortium.
On August 5, 2025, representatives of Fair and Perkins met with Mr. Reigersman and representatives of Alston to discuss the terms of the draft Merger Agreement. Among other things, Fair proposed reciprocal termination fees of $10 million and an obligation for the Company to reimburse the out-of-pocket expenses of Fair if the Company Stockholders did not approve the transaction. Perkins further proposed that the Company have the ability to actively solicit alternative acquisition proposals for a period of thirty (30) days after entering into the Merger Agreement, but without any reduction in the termination fee payable by a party making an acquisition proposal during that period. The parties also discussed other provisions of the draft Merger Agreement and related documentation, including the treatment of unvested employee equity awards, alternative structures to an escrow arrangement that would provide the Company with assurance regarding the collectability of the reverse termination fee, if payable, as well as the availability of the Company’s cash balance to finance the payment of the merger consideration to the Company Stockholders at closing.
On August 11, 2025, representatives of Fair, Perkins and B. Riley met with Mr. Reigersman, Mr. Foley and Mr. Swart, as well as representatives of Morgan Stanley and Alston to discuss the status of Fair’s dialogue with Stockholder B. The parties provided updates on their various attempts to open a dialogue with Stockholder B regarding its interest in providing equity financing in connection with a potential acquisition of the Company by Fair. Representatives of Fair also provided a summary overview of potential structures to acquire control of the Company if sufficient financing was not available to pay merger consideration of $2.80 per share to all of the Company Stockholders. At the direction of the Board, representatives of Morgan Stanley noted that the Board would likely be skeptical of a transaction that failed to offer a control premium to all of the Company Stockholders, and that Fair should continue to focus its efforts on a transaction offering a control premium to all of the Company Stockholders.
Later on August 11, 2025, Mr. Reigersman spoke with a representative of Stockholder B regarding Stockholder B’s interest in providing equity financing in connection with a potential acquisition of the Company by Fair. Stockholder B indicated that it was not interested in providing such financing and would seek to participate in any potential acquisition of the Company by Fair on the same terms as other Company Stockholders.
Also on August 11, 2025, at the request of Stockholder C, Ms. Carbone met with a representative of Stockholder C to discuss the Company’s current stock price and operations. During this meeting, the representative again expressed Stockholder C’s viewpoint that it would be advisable for the Company to commence a formal process to evaluate strategic alternatives.
On August 19, 2025, the Transaction Committee met and Ms. Carbone provided an update on her conversation with Stockholder C and Mr. Reigersman provided an update on the latest negotiations with Fair, including the current status of Fair’s financing efforts.
Throughout the balance of late August and early September, Fair and its advisors, as well as the Company and its advisors, had multiple discussions regarding Fair’s ability to raise sufficient financing on acceptable terms to support a transaction for all of the Common Stock at a price of $2.80 per share. Also during that time, the Company was informed that Mr. Painter and other representatives of Fair participated in a number of discussions with affiliates of the Investor regarding the Investor’s interest in providing equity or debt financing in support of a potential transaction.
On August 28, 2025, the Transaction Committee met and Mr. Reigersman provided an update regarding the continued negotiations with Fair and the status of Fair’s financing efforts.
On September 5, 2025, Mr. Reigersman and Mr. Painter met for lunch and discussed the ability of Fair to finalize a transaction with the amount and sources of financing that were available to Fair and to clarify the calculations with respect to the amount required to complete the transaction. Subsequently on September 5, 2025, Alston and Perkins met to discuss structures that would allow for an automatic increase in the per share merger consideration if Fair was able to enter into additional rollover agreements between signing and closing. Later that day, Fair and an affiliate of the Investor submitted an updated offer letter at a purchase price of $2.37 per share, which was shared with the Board by e-mail and noted that such affiliate of the Investor would be leading Fair’s equity financing. The Company’s Common Stock closed at a trading price of $2.16 per share on September 5, 2025.
On September 7, 2025, the Company provided a letter to Fair indicating that, among other things, the Board would support continued negotiations only with respect to a potential transaction that included a path toward consideration of at least $2.80 per share. The letter further acknowledged the timing considerations associated with entering into a rollover agreement with Stockholder B prior to execution of a definitive merger agreement and proposed that up to $0.22 per share of merger consideration be subject to entry into rollover agreements with Company Stockholders after signing a definitive merger agreement, provided that certain other terms described in the letter were met.
On September 9, 2025, Perkins and B. Riley contacted Alston and Morgan Stanley to inform them that Fair was not willing to explore a transaction whereby the per share price would increase automatically on account of additional Company Stockholders entering into rollover agreements due to their perception of the low likelihood of Company Stockholders holding a material number of shares being willing to enter into such arrangements between signing and closing.
Also on that date, the Board met, with representatives from management, Morgan Stanley, and Alston present. The Board discussed the latest offer from Fair and the likelihood of Fair being able to raise additional financing to support an acquisition of the Company at a higher valuation, whether through a rollover of Stockholder B’s equity or otherwise, and the risk of additional adverse changes in transaction terms other than the per share amount of merger consideration. The Board and management then discussed the Company’s potential strategy with respect to further engagement with Fair.
On September 12, 2025, Alston and Perkins discussed possible approaches to increase the merger consideration if Fair were able to secure additional financing between the signing of the Merger Agreement and closing.
On September 15, 2025, Mr. Reigersman and Mr. Painter spoke by telephone regarding a number of open items in the draft Merger Agreement, including the amount of the various termination fees and the Company’s request to place an amount equal to the Parent Termination Fee in escrow at the time of signing. Mr. Painter requested setting the termination fees at $2 million (for the amount due to Parent if the Merger Agreement was terminated as a result of an acquisition proposal received during the “go shop” period), $4 million (for the amount due to Parent if the Merger Agreement was terminated in certain other circumstances), and $8 million (for the amount due to the Company in certain circumstances if Parent failed to close).
Later on September 15, Alston sent a revised draft of the Merger Agreement to Perkins. This draft provided that the Parent Termination Fee would be placed into escrow at the time of the signing of the Merger Agreement, specified that the Parent Termination Fee would be payable in the event the Merger Agreement was terminated due to certain uncured breaches (other than a failure to close) by Parent, included Company termination fees of $4 or $8 million and a Parent Termination Fee of $10 million and an agreement that the Company reimburse Parent for expenses (up to $3 million) if the Company failed to obtain the Company Stockholder Approval. This draft also contained a simplified dynamic for potential rollover stockholders, increased double-trigger protection for the Company’s employees’ unvested equity awards for a period of time post-closing, and reflected ongoing negotiations with respect to the go shop/no shop process, the Company’s obligations to cooperate with Parent’s debt financing efforts, and Parent’s obligations with respect to its current and any potential replacement financing.
On September 16, 2025, Mr. Reigersman and Mr. Painter spoke by telephone regarding available financing and price points for such financing. The parties discussed potential mechanics for adjustments to the purchase price depending on the involvement of various third parties in the transaction.

Also on September 16, 2025, Mr. Reigersman, Mr. Painter and representatives from Alston and Perkins met to discuss the financing and various documentation for the transaction. During this meeting, Mr. Painter noted that the Investor had expressed that it expected to provide all of the equity financing for the deal at signing, and that it would look to syndicate financing between signing and closing in hopes of simplifying the process of finalizing terms. The participants also discussed the Company’s request that the Parent Termination Fee be placed in escrow at the time of signing and whether the Investor would fund the deposit. Mr. Painter provided an update regarding possible debt financing sources, but noted that these sources would not support a deal at price in excess of $2.58 per share based on Fair’s understanding of the fully diluted share count.
Also on September 16, Morgan Stanley provided an updated disclosure to the Board with respect to its relationships with TrueCar, Fair and affiliates of the Investor, none of which the Board deemed material to Morgan Stanley’s ability to assist the Company.
On September 17, 2025, Alston sent updated drafts of the form of Support Agreement and the Equity Commitment Letter to Perkins, the latter of which reflected the parties’ discussions regarding the Investor’s agreement to fund a deposit in the amount of the Parent Termination Fee into escrow at the time of signing. In addition, Mr. Painter and the Investor communicated to Stockholder A that they were no longer interested in pursuing an agreement with Stockholder A regarding a rollover of its investment in advance of signing the Merger Agreement.
On September 18, 2025, representatives from Morgan Stanley met with representatives from B. Riley to align on various sources and uses of capital for the transaction, including expectations with respect to the Company’s cash on hand at closing and fully diluted share count.
On September 19, 2025, the Board met, with representatives of management, Morgan Stanley and Alston present, and Mr. Reigersman provided an update regarding the status of the negotiations, including current expectations with respect to the financing of the transaction and possible impact of the availability of financing may have on the per share merger consideration. The Board then discussed the remaining actions to be taken prior to finalizing a transaction, the expected timing thereof and the Board’s role with respect thereto. Alston then provided an update regarding the status of various transaction documentation and substantive considerations relating thereto.
On September 19, 2025, Perkins sent Alston a list of nineteen (19) parties that Fair proposed to make ineligible to be solicited during the “go shop” period and with respect to which entry into an Alternative Acquisition Agreement would result in the payment of the higher termination fee set forth in the Merger Agreement. These nineteen (19) parties represented entities that had previously discussed with Fair their potential participation in Fair’s acquisition of the Company.
On September 21, 2025, Mr. Painter and the Investor communicated to Mr. Reigersman that the Investor was considering acting as the sole source of financing for the transaction, which would eliminate the need for third party debt financing, as Fair and the Investor had been unable to negotiate acceptable terms with respect to debt financing to date.
On September 22, 2025, Mr. Reigersman, Mr. Painter and the Investor met by telephone to discuss potential alternative financing arrangements and the potential to reconsider rollover stockholders and equity investment in light of Fair and the Investor’s decision to move away from debt financing. Mr. Painter and the Investor again communicated a conceptual potential structure involving the Investor as the sole source of committed financing, but that would not involve a fixed amount of merger consideration. Following debate, including the related price terms, the parties could not reach agreement.
Early on September 23, 2025, Mr. Painter and the Investor called Mr. Reigersman and communicated that Fair would be submitting a revised proposal to acquire the Company at a price of $2.58 per share, with the potential for further upside on price if Fair could identify additional sources of financing or transaction expenses could be reduced. The Company’s Common Stock closed at a trading price of $2.24 on September 23, 2025.
On September 24, 2025, Perkins delivered an updated draft of the Equity Commitment Letter to Alston, which proposed placing $6 million into escrow at signing and that the Investor would contractually guarantee the remainder of the $15 million Parent Termination Fee. The transmission also included an updated offer letter from Fair to TrueCar proposing merger consideration of $2.58 per share and setting forth that financing would be provided solely by the Investor. The offer letter noted that the Investor had agreed to provide $135 million of equity financing and that the remainder of the cash required to close would come from existing cash on the Company’s balance sheet and/or additional investments to be secured between signing and closing. The offer letter noted that the Investor’s willingness to provide such financing was conditioned upon there being a specified cap on the amount of the Company’s transaction expenses.
On September 25, 2025, the Board met, with representatives from management, Morgan Stanley and Alston present, to discuss the status of management’s discussions with Fair and the Investor and the terms of the updated offer letter and draft Equity Commitment Letter. The Board members and management discussed with representatives of Alston and Morgan Stanley the risks posed by Fair’s proposal and the structures that could be employed to mitigate such risks. Following that discussion, the Board instructed management to engage in further discussions with Fair and the Investor and to emphasize in such discussions that it was important to the Company for any agreement reached to contain customary terms designed to increase the likelihood of closing.
Between September 25 and September 29, 2025, Mr. Reigersman continued to engage with Mr. Painter and the Investor regarding sources and uses of capital. Mr. Reigersman conveyed the Board’s discomfort related to the financing commitments and limited recourse and suggested an increased Parent Termination Fee to incentivize Fair to cause Parent to take all actions necessary to close the transaction. However, the Investor indicated that since the Investor would effectively be responsible for any Parent Termination Fee, $15 million was the highest amount it was willing to provide. Mr. Reigersman responded that the Board would be more inclined to support a Parent Termination Fee in this amount if the full amount was pre-funded to the Company at signing. The parties also discussed various other possibilities to provide comfort of closing, including the terms of the Parent Termination Fee and the specific performance remedy, including under what circumstances the Company would be entitled to pursue specific performance.
On September 29, 2025, the Board met, with representatives from management, Morgan Stanley and Alston present. Morgan Stanley summarized Fair’s most recent proposal and past proposals it had made since its initial outreach, and discussed the financial considerations related to the $2.58 per share offer price and the impact on its financial analysis. Alston discussed the consequences of making the Company’s ability to seek specific performance of Fair’s obligation to close conditional upon Parent obtaining additional financing and noted the absence of a draft Merger Agreement reflecting these terms.
Later on September 29, 2025, Perkins delivered an updated offer letter and an updated draft of the Equity Commitment Letter to Alston. The updated offer letter retained the $2.58 per share offer price, which would be funded by $164 million of committed equity financing to be provided by the Investor and the Company’s available cash on its balance sheet (which Fair and the Investor indicated they expected to be no less than $104 million at closing). However, the Company’s right to specifically enforce the Equity Commitment Letter would be conditioned on Parent obtaining signed commitments for an additional $60 million of financing. The offer also provided for a $15 million Parent Termination Fee to be placed in an escrow account at an external bank. In addition, the offer letter noted that the offer was predicated on the Company’s transaction expenses being less than a specified amount. The Company’s Common Stock closed at a trading price of $1.94 on September 29, 2025.
On September 30, 2025, Perkins delivered an updated draft of the Merger Agreement to Alson, which included, as additional conditions to closing, (i) a cap on the maximum amount of Company transaction expenses due at closing; and (ii) a requirement that the Company have a minimum of $104 million of cash on hand at closing. The draft also reflected the Company’s limited right to specifically enforce the Equity Commitment Letter as noted above, included a provision requiring all of the Company’s cash on hand to be available to be used toward closing, eliminated double-trigger protection for unvested employee equity awards, and reflected ongoing negotiations with respect to various go shop/no shop provisions and circumstances that would lead to the payment of the Termination Fee or Parent Termination Fee.
On October 1, 2025, Alston distributed an issues list to Perkins summarizing open topics in the Merger Agreement, including certainty regarding the amount of the Company’s cash available to pay the merger consideration, including the insertion of minimum cash and maximum limit on transaction expenses as conditions to closing, the availability of the specific performance remedy, go shop and no shop provisions, circumstances in which termination fees must be paid, whether the Parent Termination Fee was to be deposited or held in escrow, antitrust analysis, expense reimbursement requirements and unvested equity award protections.
On October 2, 2025, Mr. Reigersman, Mr. Painter and the Investor met with representatives from Alston, Greenberg Traurig LLP, counsel to the Investor (“Greenberg”), and Perkins to discuss the issues list provided by Alston.
On October 3, 2025, Greenberg called Alston to discuss the terms of the proposed equity financing and conveyed the Investor’s willingness to proceed with a transaction that did not include any minimum cash or transaction expense conditions to closing, if the merger consideration were to be reduced to $2.50 per share. The Company’s Common Stock closed at a trading price of $1.77 per share on October 3, 2025.
Also on October 3, 2025, the Board met, with representatives from management, Alston, and Morgan Stanley present. Mr. Reigersman summarized the status of the Company’s negotiations with Fair and the Investor, and a discussion ensued. Although the Board was supportive of further engagement toward finalizing a transaction, the Board discussed the risk of further deterioration of transaction terms and instructed management and advisors to keep working to finalize the terms of the transaction.
Following the Board meeting, Mr. Reigersman engaged in discussions with Mr. Painter and the Investor regarding the amount of cash on the Company’s balance sheet expected to be available at closing.
On October 4, 2025, Mr. Reigersman and the Investor continued to engage in discussions regarding available cash, purchase price and termination fees, as well as the importance of a robust “go shop” process. Mr. Painter and the Investor expressed a willingness to continue working on documentation on the basis of a $2.55 per share purchase price, and elimination of the cash closing condition and the condition related to the maximum amount of transaction expenses. Mr. Reigersman updated the Board accordingly via email.
Later on October 4, 2025, representatives from Alston, Greenberg and Perkins met via videoconference to review the draft Merger Agreement.
On October 6, 2025, Alston delivered a revised draft of the Merger Agreement to Greenberg and Perkins which reflected the removal of the minimum cash and maximum transaction expense conditions, included the mechanics for depositing the Parent Termination Fee in a separate account held by the Company, reflected updates to the go shop/no shop process, expanded the circumstances in which the Parent Termination Fee would be payable, and refined the additional financing condition and its impact on the Company’s ability to seek specific performance.
On October 7, 2025, Alston delivered a revised draft of the Equity Commitment Letter to Greenberg and Perkins.
On October 8, 2025, Perkins delivered a list of twenty-two (22) parties that Fair proposed to exclude from the go shop process.
Also on October 8, 2025, Greenberg delivered to Alston: (i) an updated draft of the Merger Agreement, which included various comments on the terms related to the deposit of an amount equal to the Parent Termination Fee with the Company and other minor changes; and (ii) an updated draft of the Equity Commitment Letter.
On October 9, 2025, representatives from Alston and Greenberg met to discuss whether notification under the HSR Act would be required given the current status of the expected financing for the transaction.
On October 9, 2025, Alston delivered to Greenberg and Perkins: (i) a revised list of eighteen (18) parties that would be excluded from the “go shop” process; and (ii) an updated draft of the Merger Agreement, which contained clarifications of the treatment of the Deposit Amount, among other changes.
Over the balance of October 10 through October 14, 2025, Perkins, Greenberg and Alston worked to finalize the terms of the Merger Agreement, the Equity Commitment Letter and the form of Support Agreement.

On October 12, 2025, Alston delivered to Greenberg and Perkins: (i) a revised draft of the Merger Agreement with minor clean-up changes to align with the Equity Commitment Letter and completing certain blanks in the draft; (ii) an updated draft of the Equity Commitment Letter with minor clean-up changes; and (iii) an updated draft of the TrueCar Disclosure Schedule, including a list of eighteen (18) parties to be excluded from the go shop process and various other updates. Greenberg responded on October 12, 2025, with minor edits to the drafts of the Merger Agreement and Equity Commitment Letter.
Also on October 12, 2025, the Board met, with representatives of management, Morgan Stanley and Alston present, to discuss the latest developments in the deal terms. At this meeting, Alston provided an overview of the Board’s fiduciary duties and provided a summary of the terms of the transaction documents. Alston then provided an update regarding the finalization of documentation. Morgan Stanley provided an update regarding its financial analyses. Management presented an updated version of the Company’s current financial forecast, updated for actual results through the first three (3) quarters of 2025, along with expectations for future financial performance as a standalone company. The Board approved this plan and the use of these expectations to form the basis of Morgan Stanley’s upcoming fairness opinion.
On October 14, 2025, the Board met, with representatives from management, Morgan Stanley and Alston present. Representatives of Morgan Stanley presented Morgan Stanley’s financial analyses regarding TrueCar and the potential transaction with Parent and rendered its opinion to the Board to the effect that, as of October 14, 2025, and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion, the Merger Consideration to be received by the holders of shares of Common Stock (other than the holders of the Excluded Shares) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders of shares of Common Stock. The opinion of Morgan Stanley delivered in connection with the Merger is described in more detail in the section entitled “— Opinion of Morgan Stanley & Co. LLC.”
Also at the October 14, 2025 meeting of the Board, Alston reviewed the items to be approved by the Board, including, but not limited to, the approval of the Merger and the Merger Agreement and the recommendation that the Company Stockholders approve and adopt the Merger Agreement and the transactions contemplated thereby, the approval of the preparation and filing of this proxy statement and inclusion of the Company Board Recommendation herein, exempting the transactions from any applicable takeover laws, and establishing a Special Meeting Committee with authority to make certain determinations with respect to the Special Meeting. Following the Board meeting, the parties executed the transaction documents and the Investor wired the Deposit Amount to the Company.
On October 15, 2025, before the trading markets opened, the parties issued a press release announcing the transaction and filed a Form 8-K providing a summary of the terms of the transaction.
Beginning on October 15, Morgan Stanley, at the direction of the Board, contacted fifty-four (54) potential strategic counterparties in the automotive, consumer financial technology and digital marketplace sectors as well as selected financial sponsors, which were perceived as likely to have the greatest interest, to explore such parties’ interest in a potential acquisition of the Company. These potential counterparties included thirty-four (34) parties who were previously contacted by Morgan Stanley regarding their interest in an acquisition of the Company. The Company subsequently entered into non-disclosure agreements with two (2) of such potential counterparties.
Recommendation of Board of Directors and Reasons for the Merger
In evaluating the Merger and the other transactions contemplated by the Merger Agreement, the Board consulted with members of TrueCar’s senior management, Morgan Stanley and Alston. After careful and thorough consideration, the Board determined that entering into the Merger Agreement was advisable, fair to and in the best interests of TrueCar and the TrueCar Stockholders. In arriving at this determination and in recommending that TrueCar Stockholders vote their shares of Common Stock in favor of the approval and adoption of the Merger Agreement, the Board considered many factors, including the following non-exhaustive list of factors (not necessarily in order of relative importance), which the Board viewed as weighing in favor of its recommendation that the TrueCar Stockholders vote “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal:

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The fact that the proposed consideration is all cash, which provides certainty of value and liquidity to TrueCar Stockholders, while eliminating the effect of long-term business and execution risk, compared to continuing to operate TrueCar as a standalone company.

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The proposed consideration is at a premium above TrueCar’s stock price:

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approximately 78% above the closing price per share of TrueCar’s Common Stock on October 13, 2025 (the last trading day prior to the public announcement of the Merger);

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approximately 26% above the 30-day volume weighted average price per share of Common Stock on October 13, 2025 (the last trading day prior to the public announcement of the Merger); and

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approximately 33% above the 90-day volume weighted average price per share of Common Stock on October 13, 2025 (the last trading day prior to the public announcement of the Merger).

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The belief of the Board of Directors, after a review of TrueCar’s current and historical financial condition, results of operations, prospects, business strategy, competitive position and macroeconomic factors, including the potential impact (which cannot be quantified) of those factors on the trading price of Common Stock, that the proposed consideration is more favorable to TrueCar Stockholders, on a risk adjusted basis, than the likely value that might have resulted from other alternatives available to TrueCar, including remaining a standalone public company, and that the Merger represents the best available alternative for maximizing value for TrueCar Stockholders, considering:

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the challenges and risks that TrueCar has faced, and would likely continue to face, if it remained a public company, including, among others, the highly competitive nature of the industry in which TrueCar operates and the ability of TrueCar to execute on its long-term strategies;

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the risks, challenges and cost of initiatives to achieve organic growth, including through new product development, or growth through acquisitions, and of sustaining consistent profitability and positive free cash flow with TrueCar’s current business model;

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the impact of macroeconomic factors on the automotive retail landscape, including the impact of tariff policies and fluctuations in the supply of new and used cars;

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ongoing changes in the automotive retail landscape, which increase the risk to TrueCar of successfully executing its business plan;

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the limited trading volume and public float of the Common Stock and the overhang effect upon the trading price of the Common Stock that results from the concentration of ownership of the Common Stock, including (i) the Caledonia stockholders’ approximately 21.1% ownership stake in TrueCar and (ii) the aggregate 31.7% ownership stake held by certain other stockholders, each individually holding more than a 5% ownership stake in TrueCar;

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the volatility in trading price of Common Stock, which has at times been uncorrelated with TrueCar’s financial performance;

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the significant impact of generative artificial intelligence on the future of ecommerce and lead-generating efforts, as artificial intelligence technologies become increasingly important for consumers buying and selling goods online;

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the costs and burdens associated with being a public company and general market risks; and

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the other risks and uncertainties discussed under the heading “Risk Factors” in TrueCar’s most recently filed Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q.

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The process undertaken by the Board, with the assistance of TrueCar’s senior management, Morgan Stanley and Alston, to evaluate potential strategic alternatives over more than twelve (12) months, which included outreach to thirty-nine (39) parties potentially interested in a transaction with TrueCar and provided an opportunity for these parties to negotiate a transaction with TrueCar if such parties desired to do so, and entry into confidentiality agreements with sixteen (16) of such parties.

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The Board’s belief that TrueCar, with the assistance of Alston and Morgan Stanley, had negotiated the most favorable terms that Fair was willing to offer, including the highest price per share that Fair was willing to pay for TrueCar and that represented the highest price reasonably available to TrueCar, and Fair’s best and final price, under the circumstances.
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the financial analysis of the Merger Consideration reviewed by representatives of Morgan Stanley with the Board as well as the oral opinion of Morgan Stanley rendered to the Board on October 14, 2025, which was subsequently confirmed by delivery of a written opinion dated October 14, 2025, that, as of such date and based on and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion, the Merger Consideration to be received by the holders of Common Stock (other than the holders of the Excluded Shares) pursuant to the Merger Agreement was fair from a financial point of view to such holders, as more fully described in the section entitled “— Opinion of Morgan Stanley & Co. LLC.”

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TrueCar’s ability to pursue an alternative transaction because the Merger Agreement permits TrueCar to actively solicit third party alternative transactions for thirty (30) days following the execution of the Merger Agreement and to consider unsolicited third-party acquisition proposals prior to the Company Stockholder Approval.

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TrueCar’s “fiduciary out” rights under the Merger Agreement to terminate the Merger Agreement and enter into a Superior Proposal. In this regard, the Board considered that while the Merger Agreement contains a termination fee of $4.0 million (for a third-party that submits an Acquisition Proposal during the Go Shop Period that is accepted during such period or within ten (10) Business Days of its expiration) or $8.0 million otherwise, that TrueCar would be required to pay to Fair in certain circumstances, the Board believes that such termination fee is reasonable in light of such circumstances and the overall terms of the Merger Agreement and the process undertaken by the Board to evaluate potential strategic alternatives, consistent with fees in comparable transactions, and not a significant deterrent to potential alternative acquisition offers.

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The $15.0 million fee payable by Parent if Parent fails to complete the merger or otherwise breaches the Merger Agreement in certain circumstances will be pre-funded to TrueCar upon execution of the Merger Agreement, minimizing the risk of collection if TrueCar is entitled to receive this fee.

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The fact that the Merger is subject to the approval of TrueCar Stockholders and that the TrueCar Stockholders who do not vote to adopt the Merger Agreement and who follow certain prescribed procedures are entitled to dissent from the merger and demand payment of the “fair value” of their Common Stock, as and to the extent provided by Delaware law.

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The support of the Merger by Caledonia, as evidenced by its execution of the Caledonia Support Agreement.

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The fact that the Caledonia Support Agreement terminates in certain circumstances, including in the event TrueCar terminates the Merger Agreement to accept a Superior Proposal.

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The fact that multiple significant TrueCar Stockholders independently expressed support for a process for TrueCar to evaluate or undertake strategic alternatives to members of the Board prior to becoming aware of the process being conducted with the assistance of Morgan Stanley.

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The absence of required regulatory approvals to complete the Merger Agreement based on the current group of parties providing financing to Fair.

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The terms of the Merger Agreement, taken as a whole, including the parties’ representations, warranties and covenants, which the Board considered in consultation with Alston and viewed as reasonable.

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The long-stop date of February 28, 2026, allowing for a reasonably sufficient amount of time to complete the merger.

The Board also considered a number of uncertainties, risks and potentially negative factors in making its determination with respect to the Merger, including the following non-exhaustive list (not necessarily in order of relative importance):
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The fact that TrueCar Stockholders will not participate in any future earnings or potential growth of TrueCar and will not benefit from any potential appreciation in the value of TrueCar, including any appreciation in value that could be realized as a result of improvements to TrueCar’s operations or strategic shifts in its business plan.
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The possible diversion of management focus and resources from operational matters and other strategic opportunities while working to consummate the Merger.

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The potential negative effect of the pendency of the transaction on TrueCar’s businesses, including its relationships with employees, customers, and suppliers, such as the possible loss of key management or other personnel of TrueCar during the pendency of the Merger.

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The risk that the Merger may not be completed, even if the Company Stockholder Approval is obtained from TrueCar Stockholders, due to a level of closing certainty in the Merger Agreement that is less than customary, including the following factors:

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If Parent fails to complete the Merger or otherwise breaches the Merger Agreement in certain circumstances, TrueCar’s remedies are effectively limited to a $15.0 million reverse termination fee, which may be inadequate to compensate TrueCar for the damage caused;

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TrueCar is entitled to seek specific performance of Parent’s obligation to complete the Merger and the Investor’s obligation to provide the Equity Financing only if Fair has obtained commitments for an additional $60 million of debt or equity financing;

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The uncommitted nature of additional financing that is required to be secured between signing and closing effectively provides Parent with the option to choose to pay the Parent Termination Fee in lieu of Closing if it no longer desires to complete the Merger or does not secure additional financing;

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The possibility that even if Parent desires to complete the Merger, additional financing may not be available on acceptable terms;

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The fact that Parent and the Investor are newly formed entities with no assets other than the Merger Agreement and the Equity Commitment Letter, and as a result TrueCar’s monetary remedy in the event of a breach of the Merger Agreement by Parent is limited to receipt of the Parent Termination Fee;

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The lack of visibility into the Investor’s sources of funds to satisfy its commitment to provide Equity Financing to Parent despite requests for financial information regarding the Investor;

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The fact that although affiliates of the Investor are well-known participants in the automotive retail industry with potentially significant assets, these affiliates are not parties to the Equity Commitment Letter or other transaction documents and TrueCar will not have recourse to their assets; and

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The possibility that these limited obligations provide Parent and the Investor leverage to renegotiate the Merger Agreement after TrueCar has exposed itself to the disruption of public announcement.

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The likelihood that even though the Merger Agreement allows TrueCar to seek alternative Acquisition Proposals for a thirty (30) day go-shop period, as well as respond to unsolicited Acquisition Proposals thereafter, that the number of parties previously contacted and who declined to proceed with a transaction reduces the likelihood of a Superior Proposal coming forth.

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The fact that certain No-Shop Parties have previously worked with Fair to explore participating in a transaction but are excluded from TrueCar’s thirty (30)-day go-shop period, meaning that these parties would be required to approach TrueCar without solicitation and TrueCar would be required to pay the larger Termination Fee to enter into an agreement with such a party.

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The requirement under certain circumstances that TrueCar pay Parent a Termination Fee following termination of the Merger Agreement, including if the Merger Agreement is terminated by TrueCar to enter into an Alternative Acquisition Agreement providing for a Superior Proposal.

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Even though the Merger Consideration of $2.55 per share represents a premium to the closing price per share of TrueCar’s Common Stock on October 13, 2025 (the last trading day prior to the public announcement of the Merger), it is below the 52-week high closing price for Common Stock of $4.62 as of October 13, 2025.
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The difficult and protracted negotiations with Fair and the perceived likelihood that similar difficulties could arise during the period after the execution of the Merger Agreement and before the consummation of the Merger.

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The possibility that additional financing obtained by Fair to complete the Merger may require notification and termination of the waiting period the HSR Act or other regulatory approvals be obtained to complete the Merger, which presents a risk that the consummation of the Merger may be delayed or that such approval may not be obtained at all.

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The fact that an all-cash transaction would be taxable to TrueCar Stockholders that are U.S. persons for U.S. federal income tax purposes.

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The risk that the Merger might not be completed and the effect of the resulting public announcement of termination of the Merger Agreement on the trading price of the Common Stock.

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The fact that TrueCar’s directors and officers may have interests in the Merger that may be different from, or in addition to, those of TrueCar Stockholders generally.

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The significant costs involved in connection with entering into the Merger Agreement and completing the Merger, some of which are payable regardless of whether the Merger is completed.

The foregoing discussion of reasons for the recommendation by the Board that TrueCar Stockholders vote “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal is not meant to be exhaustive but addresses the material information and factors considered by the Board in consideration of its recommendation. In view of the wide variety of factors considered by the Board in connection with its evaluation of the Merger and the complexity of these matters, the Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. Rather, in considering the information and factors described above, individual members of the Board each applied his or her own personal business judgment to the process and may have given differing weights to differing factors. The Board based its unanimous recommendation on the totality of the information presented.
THE BOARD OF DIRECTORS ACCORDINGLY UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE MERGER PROPOSAL.
Certain Unaudited Forecasted Financial Information
Other than certain limited financial guidance provided to investors, TrueCar does not typically provide public forecasts, projections, estimates or predictions of future earnings, income or other financial results due to the inherent unpredictability of such financial results and variability in the underlying assumptions necessary to forecast, project, estimate and predict future financial results, especially over longer periods of time. In connection with the Merger, however, at the direction of the Board, TrueCar’s management prepared different sets of projections of the Company’s financial results for 2025, 2026, 2027, 2028 and 2029 that TrueCar’s management then reviewed with the Board. We refer to each of the management prepared sets of projections discussed below collectively as the “Management Projections.”
TrueCar management also approved for use certain publicly available analyst consensus “street estimates” for TrueCar, as extrapolated for certain fiscal years at the direction of TrueCar management, which are referred to as the “TrueCar Street Consensus Projections,” and, together with the Management Projections, the “Projections.”
On several occasions prior to the Board’s approval of the Merger Agreement, TrueCar’s management presented such Projections and Morgan Stanley was instructed to use such Projections on a go-forward basis in connection with its ongoing financial analyses, and eventually was instructed to use the October Management Projections (defined below) in connection with its opinion and related financial analysis, as summarized below under the section entitled “— Opinion of Morgan Stanley & Co. LLC.”

TrueCar is including the below summary of such Projections in order to provide stockholders with access to information that was made available to the Board in connection with its evaluation of the Merger Agreement and the Merger, and was made available to Parent and other potential buyers in connection with their evaluation of a potential acquisition transaction.
Management Projections
July 2025 Management Projections
TrueCar’s management prepared draft projections as of July 22, 2025 (the “July Management Projections”), and provided such draft projections to Morgan Stanley for use in its ongoing financial analysis with respect to the proposed transaction, assuming that TrueCar continued to operate on a standalone basis.
The following table presents a summary of the draft of the July Management Projections, which were prepared assuming TrueCar’s business continued to operate on a standalone basis (dollars in millions).
	2025E	2026E	2027E	2028E	2029E
Revenue(1)	$201	$261	$321	$422	$514
Adjusted EBITDA(2)	$1	$24	$39	$75	$105
Capital Expenditures	$8	$8	$9	$10	$11
Unlevered Free Cash Flow(3)	$(24)	$(3)	$3	$29	$50

(1)
Includes projected revenues related to the Company’s TrueCar+ initiative of: (i) $10 million in 2027; (ii) $61 million in 2028; and (iii) $105 million in 2029.

(2)
Adjusted EBITDA is calculated as net income (loss) adjusted to exclude interest income, depreciation and amortization, stock-based compensation, changes in the fair value of contingent consideration liability, lease exit gain or loss, impairment of right-of-use assets, transaction costs associated with potential merger and acquisition activity, interest accretion for terminated leases, restructuring charges, goodwill impairment, severance, other income, and income taxes. Includes projected Adjusted EBITDA related to the Company’s TrueCar+ initiative of: (i) $1 million in 2027; (ii) $23 million in 2028; and (iii) $40 million in 2029.

(3)
Unlevered free cash flow is defined as Adjusted EBITDA burdened by stock-based compensation plus changes in net working capital, less Capital Expenditures.

October 2025 Management Projections
At the direction of the Board, TrueCar’s management prepared and delivered updated draft projections to the Board for their review at a meeting of the Board on October 12, 2025, to account for the Company’s actual performance through the first three quarters of 2025, along with expectations for future financial performance as a standalone company (the “October Projections” or “Management Case Projections”).
The following table presents a summary of the draft of the October Management Projections, which were prepared assuming TrueCar’s business continued to operate on a standalone basis (dollars in millions).
	2025E	2026E	2027E	2028E	2029E
Revenue(1)	$184	$223	$281	$375	$461
Adjusted EBITDA(2)	$(3)	$18	$36	$71	$101
Capital Expenditures	$8	$8	$9	$10	$11
Unlevered Free Cash Flow(3)	$(26)	$(9)	$3	$29	$48

(1)
Includes projected revenues related to the Company’s TrueCar+ initiative of: (i) $9 million in 2027; (ii) $57 million in 2028; and (iii) $99 million in 2029.

(2)
Adjusted EBITDA is calculated as net income (loss) adjusted to exclude interest income, depreciation and amortization, stock-based compensation, changes in the fair value of contingent consideration liability, lease exit gain or loss, impairment of right-of-use assets, transaction costs associated with potential merger and acquisition activity, interest accretion for terminated leases, restructuring charges, goodwill impairment, severance, other income, and income taxes. Includes projected Adjusted EBITDA related to the Company’s TrueCar+ initiative of: (i) < $ 1 million in 2027; (ii) $22 million in 2028; and (iii) $38 million in 2029.
(3)
Unlevered free cash flow is defined as Adjusted EBITDA burdened by stock-based compensation plus changes in net working capital, less Capital Expenditures.

TrueCar Street Consensus Projections
The TrueCar Street Projections were prepared utilizing the latest median street consensus based on all available Wall Street equity research analyst projections for 2025E and 2026E, which were extrapolated after 2026E due to limited broker estimates. The following table presents a summary of the TrueCar Street Consensus Projections.(1)
	2025E	2026E	2027E
Revenue	$189	$200	$216
Adjusted EBITDA(2)	$(3)	$4	$11

(1)
The TrueCar Street Consensus Projections set forth in this table were prepared as of October 13, 2025 and do not take into account any circumstances or events occurring after the date it was prepared. Given that the Special Meeting will be held several months after the TrueCar Street Consensus Projections were prepared, as well as the uncertainties inherent in any forecasted information, TrueCar stockholders are cautioned not to place undue reliance on such information.

(2)
Adjusted EBITDA is calculated as net income (loss) adjusted to exclude interest income, depreciation and amortization, stock-based compensation, changes in the fair value of contingent consideration liability, lease exit gain or loss, impairment of right-of-use assets, transaction costs associated with potential merger and acquisition activity, interest accretion for terminated leases, restructuring charges, goodwill impairment, severance, other income, and income taxes.

Important Information Regarding the Projections
The Projections were developed by TrueCar management on a standalone basis and, therefore, the Projections do not give effect to any changes to TrueCar’s operations or strategy that may be implemented after the consummation of the Merger, including any costs incurred in connection with the Merger or any of Parent’s future plans for the Company. Furthermore, the Projections do not take into account the effect of any failure of the Merger to be completed and should not be viewed as accurate or continuing in that context. Although the Projections are presented with numerical specificity, they were based on numerous variables and assumptions made by TrueCar’s management with respect to industry performance, customer purchase expectations, general business, economic, regulatory, market and financial conditions and other future events, as well as matters specific to TrueCar’s business, all of which are difficult or impossible to predict accurately and many of which are beyond TrueCar’s control. The Projections reflect subjective judgment in many respects and thus are susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. As such the Projections constitute forward-looking information and are subject to many risks and uncertainties that could cause actual results to differ materially from the results forecasted in the Projections, including, but not limited to, general business and economic conditions, conditions in the industries and businesses in which TrueCar operates, TrueCar’s business and financial performance, customer requirements, staffing levels, competition, adverse changes in applicable laws, regulations or rules, the ability to successfully pursue and complete acquisitions or divestitures, and the various other risks set forth in TrueCar’s periodic reports filed with the SEC, including TrueCar’s Annual Report on Form 10-Q for the fiscal quarter ended September 30, 2025, and the risks described under the section above entitled “Cautionary Statement Concerning Forward-Looking Information.” There can be no assurance that the Projections will be realized or that actual results will not be significantly higher or lower than the Projections. The Projections cover numerous years, and such information by its nature becomes less reliable with each successive year. In addition, the Projections will be affected by TrueCar’s ability to achieve strategic goals, objectives and targets over the applicable periods. The Projections reflect assumptions as to certain business decisions that are subject to change and cannot, therefore, be considered a guarantee of future operating results, and this information should not be relied on as such. The inclusion of the Projections herein should not be regarded as an indication that TrueCar or Morgan Stanley, their respective directors, officers, affiliates, advisors, or other representatives or anyone who received this information then considered, or now considers, them a reliable prediction of future events, and this information should not be relied upon as such. Further, the inclusion of the Projections herein should not be deemed an admission or representation by TrueCar or any other person that they view such Projections as material information. TrueCar has made no representation to Parent or otherwise concerning the Projections. The inclusion of the Projections in this proxy statement should not be regarded as an indication that the Projections will be necessarily predictive of actual future events. No representation is made by TrueCar or any other person regarding the Projections or TrueCar’s ultimate performance compared to such information. Neither TrueCar nor any of its affiliates assumes any responsibility to its stockholders for the accuracy of this information. The Projections should be evaluated, if at all, in conjunction with the historical financial statements and other information about TrueCar contained in TrueCar’s public filings with the SEC. For more information, please see the section of this proxy statement captioned “Where You Can Find More Information.” In light of the foregoing factors, and the uncertainties inherent in the Projections, investors are cautioned not to place undue, if any, reliance on the Projections.
The Projections were not prepared with a view toward public disclosure or with a view toward complying with the published guidelines of the SEC regarding projections or accounting principles generally accepted in the United States (“GAAP”), or the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information. The Projections included in this document have been prepared by, and are the responsibility of, TrueCar’s management. PricewaterhouseCoopers LLP (“PwC”), TrueCar’s independent auditor, has not audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the accompanying Projections and, accordingly, PwC does not express an opinion or any other form of assurance with respect thereto. The PwC report incorporated by reference in this proxy statement relates to TrueCar’s previously issued financial statements. It does not extend to the Projections and should not be read to do so. PwC assumes no responsibility for the information contained in the Projections.
Adjusted EBITDA and Unlevered Free Cash Flow contained in the Projections summarized above are “non-GAAP financial measures,” which are financial performance measures that are not calculated in accordance with GAAP. The non-GAAP financial measures used in the Projections were relied upon by the Board in connection with its evaluation of the Merger and, at the direction of the Board, by Morgan Stanley for purposes of its financial analyses and opinion delivered to the Board. The SEC rules which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure do not apply to non-GAAP financial measures included in disclosures relating to a proposed transaction such as the Merger if the disclosure is included in a document such as this proxy statement. In addition, reconciliations of non-GAAP financial measures were not relied upon by the Board in connection with its evaluation of the Merger or by Morgan Stanley for purposes of its opinion delivered to the Board. Accordingly, TrueCar has not provided a reconciliation of the financial measures included in the Projections to the relevant GAAP financial measures. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by TrueCar may not be comparable to similarly titled amounts used by other companies. Furthermore, there are limitations inherent in non-GAAP financial measures because they exclude charges and credits that are required to be included in a GAAP presentation. Accordingly, these non-GAAP financial measures should be considered together with, and not as an alternative to, financial measures prepared in accordance with GAAP.
The summary of the Projections above is included herein solely to give TrueCar’s stockholders access to the information that was made available to the Board and Morgan Stanley, in connection with the Merger and is not included in this proxy statement in order to influence any TrueCar stockholders to make any investment decision with respect to the Merger. In addition, the Projections have not been updated or revised to reflect information or results after the date they were prepared, including the transactions contemplated by the Merger Agreement or the announcement thereof, or as of the date of this proxy statement, and except as required by applicable securities laws, TrueCar does not intend to update or otherwise revise the Projections or the specific portions presented to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the underlying assumptions are shown to be in error.
In light of the foregoing factors and the uncertainties inherent in the Projections, readers of this proxy statement are cautioned not to place undue, if any, reliance on the Projections.
Opinion of Morgan Stanley & Co. LLC
TrueCar retained Morgan Stanley to provide it with financial advisory services in connection with a possible sale, merger or similar business combination, and, if requested by TrueCar, a financial opinion with respect thereto. TrueCar selected Morgan Stanley to act as its financial advisor based on Morgan Stanley’s qualifications, expertise and reputation and its knowledge of the automotive and automotive retail industry, market and regulatory environment and business and affairs of TrueCar. On October 14, 2025, Morgan Stanley rendered to the Board its oral opinion, which was subsequently confirmed by delivery of a written opinion, dated October 14, 2025, that, as of that date, and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth therein, the Merger Consideration to be received by the holders of shares of Common Stock (other than the holders of the Excluded Shares) pursuant to the Merger Agreement was fair from a financial point of view to such holders of shares of Common stock.
The full text of the written opinion of Morgan Stanley, dated October 14, 2025, is attached as Annex B and incorporated by reference into this proxy statement. The opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion to the Board. Company Stockholders are urged to, and should, read the opinion carefully and in its entirety. Morgan Stanley’s opinion was directed to the Board and addressed only the fairness, from a financial point of view, to the holders of shares of Common Stock (other than the holders of the Excluded Shares) of the Merger Consideration to be received by such holders pursuant to the Merger Agreement as of the date of such opinion. Morgan Stanley did not express any view on, and its opinion did not address, any other aspect of the transactions contemplated by the Merger Agreement. Morgan Stanley’s opinion is not a recommendation as to how any holder of shares of Common Stock should act or vote in connection with the Merger or any other matter or whether to take any other action with respect to the Merger. The summary of Morgan Stanley’s opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of the opinion. In addition, Morgan Stanley’s opinion did not in any manner address the price at which shares of Common Stock will trade following the consummation of the Merger or at any time.
In connection with rendering its opinion, Morgan Stanley, among other things:
(1)
reviewed certain publicly available financial statements and other business and financial information of TrueCar;

(2)
reviewed certain internal financial statements and other financial and operating data concerning TrueCar;

(3)
reviewed certain financial projections prepared by the management of TrueCar;

(4)
discussed the past and current operations and financial condition and the prospects of TrueCar with senior executives of TrueCar;

(5)
reviewed the reported prices and trading activity for shares of Common Stock;

(6)
compared the financial performance of TrueCar and the prices and trading activity of shares of Common Stock with that of certain other publicly-traded companies comparable with TrueCar and their securities;

(7)
reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

(8)
reviewed certain publicly available research analyst reports for TrueCar, including price targets and consensus financial projections;

(9)
participated in certain discussions and negotiations among representatives of TrueCar, Parent and Fair and their respective financial and legal advisors;

(10)
reviewed a draft, dated October 14, 2025, of the Merger Agreement, the Equity Commitment Letter and certain related documents; and

(11)
performed such other analyses, reviewed such other information and considered such other factors as Morgan Stanley has deemed appropriate.

Morgan Stanley assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to it by TrueCar, and formed a substantial basis for its opinion. With respect to the Financial Projections (as defined below), Morgan Stanley assumed that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of TrueCar of the future financial performance of TrueCar. Morgan Stanley expressed no view as to the Financial Projections or the assumptions on which they were based. In addition, Morgan Stanley assumed that the Merger will be consummated in accordance with the terms set forth in the Merger Agreement without any waiver, amendment or delay of any terms or conditions, including, among other things, that Parent will obtain financing in accordance with the terms set forth in the Equity Commitment Letter and that the definitive Merger Agreement would not differ in any material respect from the draft thereof furnished to Morgan Stanley. Morgan Stanley assumed that in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed Merger, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed Merger. Morgan Stanley is not a legal, tax or regulatory advisor. Morgan Stanley is a financial advisor only and relied upon, without independent verification, the assessment of TrueCar and its legal, tax and regulatory advisors with respect to legal, tax and regulatory matters. Morgan Stanley expressed no opinion with respect to the fairness of the amount or nature of the compensation to any of TrueCar’s officers, directors or employees, or any class of such persons, relative to the Merger Consideration to be received by the holders of shares of Common Stock (other than the holders of the Excluded Shares) in the Merger. Morgan Stanley did not make any independent valuation or appraisal of the assets or liabilities of TrueCar, nor was it furnished with any such valuations or appraisals. Morgan Stanley’s opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Morgan Stanley as of, the date of its opinion. Events occurring after such date may affect Morgan Stanley’s opinion and the assumptions used in preparing it, and Morgan Stanley did not assume any obligation to update, revise or reaffirm its opinion.
Morgan Stanley’s opinion did not address the relative merits of the transactions contemplated by the Merger Agreement as compared to other business or financial strategies that might be available to TrueCar, nor did it address the underlying business decision of TrueCar to enter into the Merger Agreement or proceed with the transactions contemplated by the Merger Agreement.
Summary of Financial Analyses of Morgan Stanley
The following is a summary of the material analyses performed by Morgan Stanley in connection with its oral opinion and the preparation of its written opinion letter, dated October 14, 2025. The following summary is not a complete description of the financial analyses performed by Morgan Stanley, nor does the order of analyses described represent relative importance or weight given to those analyses by Morgan Stanley. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before October 13, 2025, the last trading day before the October 14, 2025 presentation by Morgan Stanley to the Board, and is not necessarily indicative of current market conditions. Some of these summaries of financial analyses include information presented in tabular format. In order to fully understand the financial analyses used by Morgan Stanley, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. The analyses listed in the tables and described below must be considered as a whole;

considering any portion of such analyses and the factors, without considering all analyses and factors reviewed, could create a misleading or incomplete view of the process underlying Morgan Stanley’s opinion.
In performing the financial analyses summarized below and in arriving at its opinion, Morgan Stanley utilized, and was directed by the Board to rely upon, certain financial projections prepared by the management of TrueCar, which are referred to in this proxy statement as the “Management Case Projections”, and certain financial projections prepared by selected Wall Street brokers, which are referred to in this proxy statement as the “TrueCar Street Consensus Projections” and collectively with the Management Case Projections are referred to as the “Financial Projections” (each as described in more detail in the section entitled “— Management Projections”).
Selected Comparable Company Analysis
Morgan Stanley performed a selected public trading comparables analysis, which is designed to provide an implied value of a company by comparing it to similar companies that are publicly traded. Morgan Stanley reviewed and compared the Management Case Projections and the TrueCar Street Consensus Projections with comparable publicly available consensus broker research estimates for selected companies that, in Morgan Stanley’s professional judgment, share certain similar business characteristics and have certain comparable operating characteristics including, among other things, product characteristics, similarly sized revenue and/or revenue growth rates, market capitalization, profitability, scale and/or other similar operating characteristics. While a broader reference peer set (“Reference Peers”) was also considered and presented in the materials for illustrative purposes, only the core peer set (“Core Peers”) was utilized in deriving valuation metrics and forming the basis of Morgan Stanley’s valuation conclusions. We refer to the Core Peers in this section of the proxy statement as the “comparable companies”:
Core Peers:
•
CarGurus, Inc.

•
Cars.com Inc

Reference Peers (for reference only):
•
Auto Trader Group plc

•
Booking Holdings Inc.

•
CAR Group Limited

•
eBay Inc

•
Etsy, Inc.

•
Expedia Group, Inc.

•
Zillow Group, Inc

For purposes of this analysis, Morgan Stanley analyzed the ratio (“AV/Adj. EBITDA”) of aggregate value (“AV”), defined as fully diluted market capitalization plus net debt to EBITDA unburdened by stock-based compensation, goodwill impairment, severance, transaction costs, lease exit costs, and other non-recurring items (“Adj. EBITDA”) for each of the comparable companies.
Based on its analysis of the relevant metrics for each of the comparable companies, Morgan Stanley selected a reference range of AV/Adj. EBITDA multiples for estimated fiscal year 2026 of 5.0 x – 10.0x. Morgan Stanley applied the selected reference ranges to the estimated Adj. EBITDA for fiscal year 2026, as set forth in the Management Case and the TrueCar Street Consensus Projections. Morgan Stanley’s analysis resulted in the following implied values per share of Common Stock, rounded to the nearest $0.05:
Benchmark	Reference Range	Price Per Share Range
AV/2026E Adj. EBITDA
Management Case Projections	5.0x – 10.0x	$1.95 – $2.90
TrueCar Street Consensus Projections	5.0x – 10.0x	$1.25 – $1.45

No company utilized in the selected comparable company analysis is identical to TrueCar. In evaluating comparable companies, Morgan Stanley made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of TrueCar, such as the impact of competition on the businesses of TrueCar and the industry generally, industry growth and the absence of any adverse material change in the financial condition and prospects of TrueCar or the industry or in the financial markets in general. Mathematical analysis (such as determining the average or median) is not in itself a meaningful method of using comparable company data.
Discounted Equity Value Analysis
Morgan Stanley performed a discounted equity value analysis, which is designed to provide insight into the potential future equity value of a company as a function of the company’s estimated future earnings. The resulting equity value is subsequently discounted to arrive at an estimate of the implied present value for such company’s potential future equity value.
To calculate the discounted equity values for TrueCar, Morgan Stanley utilized the revenue and Adj. EBITDA estimates from the Management Case Projections and the TrueCar Street Consensus Projections for fiscal year 2027. Based upon the application of its professional judgment and experience, Morgan Stanley then applied a range of multiplies of AV to revenue (“AV/Revenue”) of 0.5x – 1.0x to TrueCar’s estimated next twelve months (“NTM”) revenue and AV/NTM Adj. EBITDA multiples of 5.0x – 10.0x to TrueCar’s estimated NTM Adj. EBITDA to determine a range of implied aggregate values of TrueCar as of December 31, 2026. Morgan Stanley then calculated a range of implied equity values as of such date by adding the amount of TrueCar’s projected cash at December 31, 2026, as reflected in the Management Case Projections and the TrueCar Street Consensus Projections. Morgan Stanley then divided this range of implied equity values by the number of fully diluted shares of Common Stock as of such date, as provided by the management of TrueCar. Morgan Stanley then discounted this range of per share equity values to September 30, 2025, at a discount rate of 23.0%, which rate was selected by Morgan Stanley based on TrueCar’s estimated cost of equity (estimated using the capital asset pricing model method and based on Morgan Stanley’s professional judgment and experience). Morgan Stanley’s analysis resulted in the following implied values per share of Common Stock, rounded to the nearest $0.05:
Benchmark	Price Per Share Range
AV/YE 2026 NTM Revenue
Management Case Projections	$1.95 – $3.00
TrueCar Street Consensus Projections	$1.65 – $2.45
AV/YE 2026 NTM Adj. EBITDA
Management Case Projections	$2.20 – $3.55
TrueCar Street Consensus Projections	$1.25 – $1.65
Discounted Cash Flow Analysis
Morgan Stanley performed a discounted cash flow analysis, which is designed to provide an implied value of a company by calculating the present value of the estimated future unlevered free cash flows and terminal value of such company. Morgan Stanley calculated a range of implied equity values per share of Common Stock as of September 30, 2025, based on estimates of future unlevered free cash flows for the last quarter of fiscal year 2025 through fiscal year 2029 contained in the Management Case Projections. For the purposes of this analysis, unlevered free cash flows were calculated as consolidated Adj. EBITDA less taxes and capital expenditures and plus or minus changes in net working capital and certain other adjustments.
Morgan Stanley calculated a range of terminal values for TrueCar based on a perpetuity growth rate range of 2.0% to 4.0% which was selected based on Morgan Stanley’s professional judgment and experience. The estimated unlevered free cash flows and the range of terminal values were then discounted to present value as of September 30, 2025 using mid-year discounting convention by applying a discount rate range of 21.0% to 25.0%, which was selected by Morgan Stanley based on TrueCar’s estimated cost of equity

(estimated using the capital asset pricing model method and based on Morgan Stanley’s professional judgment and experience).
To calculate the implied equity value from the discounted cash flow analysis, Morgan Stanley then added the estimated amount of TrueCar’s cash as of September 30, 2025, as set forth in the Management Case Projections. To calculate the implied per share equity value, Morgan Stanley then divided the implied equity value by the number of fully diluted outstanding shares of Common Stock as of September 30, 2025, as provided by the management of TrueCar and calculated using the treasury stock method. Using the Management Case Projections, this analysis indicated a range of implied equity values per share of Common Stock of $2.35 to $2.80, rounded to the nearest $0.05.
Other Information
Morgan Stanley observed additional factors that were not considered part of Morgan Stanley’s financial analysis with respect to its opinion but were noted as reference data for the Board, including the following information described under the sections entitled “— Historical Trading Range”, “— Broker Price Targets” and “— Precedent Premiums Paid Analysis”.
Historical Trading Range
For reference only, Morgan Stanley reviewed the historical trading data of shares of Common Stock for the 52-week period ending October 13, 2025, and noted that the highest intraday trading price per share of Common Stock was $4.62 and the lowest intraday trading price per share of Common Stock was $1.05 during such period.
Broker Price Targets
For reference only, Morgan Stanley reviewed and analyzed future public market trading price targets for shares of Common Stock prepared and published by four brokers. These forward targets reflected each broker’s estimate of the 12-month future public market trading price of shares of Common Stock. The range of undiscounted broker price targets was $2.00 to $3.25 per share of Common Stock. Morgan Stanley then discounted the range of broker price targets at a discount rate of 23.0%, which was selected by Morgan Stanley based on TrueCar’s estimated cost of equity (estimated using the capital asset pricing model method and based on Morgan Stanley’s professional judgment and experience), to arrive at a range of implied equity values per share of Common Stock of $1.63 to $2.64.
The public market trading price targets published by equity research analysts do not necessarily reflect current market trading prices for shares of Common Stock, and these estimates are subject to uncertainties, including the future financial performance of TrueCar and future financial market conditions.
Precedent Premiums Paid Analysis
For reference only, Morgan Stanley considered, based on publicly available information, premiums paid in all-cash acquisition transactions from January 2001 to the date of its opinion, involving U.S. public company targets having an aggregate value of $100 million or more. Morgan Stanley reviewed the premium paid to the target company’s closing stock price four weeks prior to the public announcement. Based on this analysis, Morgan Stanley applied a premium range of 20% to 51%, representing the 25th and 75th percentile, respectively, of premiums paid, to the closing stock price for a share of Common Stock as of October 13, 2025 of $1.43. The analysis indicated an implied per share reference range of $1.70 to $2.15.
No company or transaction utilized in the premiums paid analysis is identical to the Company or to the Merger. In evaluating the precedent transactions, Morgan Stanley made judgments and assumptions with regard to industry performance, general business, market and financial conditions and other matters, which are beyond the control of the Company, such as the impact of competition on the business of the Company or the industry generally, industry growth and the absence of any adverse material change in the financial condition of the Company or the industry or in the financial markets in general, which could affect the public trading value of the companies and the Aggregate Value and equity value of the transactions to which they are being compared. Mathematical analysis (such as determining the mean or median) is not in itself a meaningful method of using precedent transactions or premiums paid data.
General
In connection with the review of the Merger by the Board, Morgan Stanley performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a financial opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, Morgan Stanley considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor it considered. Morgan Stanley believes that selecting any portion of its analyses, without considering all analyses as a whole, would create an incomplete view of the process underlying its analyses and opinion. In addition, Morgan Stanley may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis described above should not be taken to be Morgan Stanley’s view of the actual value of TrueCar. In performing its analyses, Morgan Stanley made numerous assumptions with respect to industry performance, general business and economic conditions and other matters. Many of these assumptions are beyond the control of TrueCar. Any estimates contained in Morgan Stanley’s analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates.
Morgan Stanley conducted the analyses described above solely as part of its analysis of the fairness of the Merger Consideration pursuant to the Merger Agreement from a financial point of view to holders of shares of Common Stock (other than the holders of the Excluded Shares) and in connection with the delivery of its opinion to the Board. These analyses do not purport to be appraisals or to reflect the prices at which shares of Common Stock might actually trade. The Merger Consideration was determined through arm’s-length negotiations between TrueCar and Parent and was approved by the Board. Morgan Stanley provided advice to TrueCar during these negotiations. Morgan Stanley did not, however, recommend any specific merger consideration to TrueCar or that any specific merger consideration constituted the only appropriate merger consideration for the Merger.
Morgan Stanley’s opinion and its presentation to the Board was one of many factors taken into consideration by the Board in deciding to approve, adopt and authorize the Merger Agreement. Consequently, the analyses as described above should not be viewed as determinative of the opinion of the Board with respect to the Merger Consideration or of whether the Board would have been willing to agree to a different merger consideration. Morgan Stanley’s opinion was approved by a committee of Morgan Stanley investment banking and other professionals in accordance with its customary practice.
The Board retained Morgan Stanley based upon Morgan Stanley’s qualifications, experience and expertise. Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. Its securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services. Morgan Stanley, its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own account or the accounts of its customers, in debt or equity securities or loans of TrueCar, Parent, Investor, or their respective affiliates or any other company, or any currency or commodity, that may be involved in the Merger, or any related derivative instrument. Under the terms of its engagement letter, Morgan Stanley provided TrueCar financial advisory services and a financial opinion in connection with the Merger, and TrueCar agreed to pay Morgan Stanley a fee of $3 million (the “Announcement Fee”), which became payable upon the execution of the Merger Agreement, and a transaction fee of $12.5 million, against which any Announcement Fee paid will be credited, to the extent not previously credited, and which is contingent upon consummation of the Merger. TrueCar has also agreed to reimburse Morgan Stanley for its expenses incurred in performing its services. In addition, TrueCar has agreed to indemnify Morgan Stanley and its affiliates, their respective directors, officers, agents and employees and each person, if any, controlling Morgan Stanley or any of its affiliates against certain liabilities and expenses, including certain liabilities under the federal securities laws, related to or arising out of Morgan Stanley’s engagement.

In the two years prior to the date of its opinion, Morgan Stanley has not provided financial advisory or financing services to TrueCar, Parent, or Investor, and has not received fees in connection with such services. Morgan Stanley may seek to provide financial advisory and financing services to Parent, TrueCar, Investor and their respective affiliates in the future and would expect to receive fees for the rendering of these services. As of September 16, 2025, Morgan Stanley held an aggregate interest of less than 1% of the shares of Common Stock, which interests were held in connection with Morgan Stanley’s (i) investment management business, (ii) wealth management business, including client discretionary accounts or (iii) ordinary course trading activities, including hedging activities.
Financing of the Merger
We anticipate that the total amount of funds necessary to complete the Merger and the other Transactions, and to pay the fees and expenses required to be paid at the Closing by Parent and Merger Subsidiary under the Merger Agreement, will be approximately $248 million. This amount includes funds needed to pay the Required Amount.
Parent and Merger Subsidiary plan to finance the Required Amount utilizing a combination of: (i) the Equity Financing described below; (ii) the Company’s Cash on Hand; and (iii) additional equity or debt commitments of at least $60 million in the aggregate.
Equity Financing
Pursuant to the Equity Commitment Letter, the Investor has committed to contribute (or cause to be contributed) the Commitment to Parent at the Closing for the purpose of funding a portion of the Required Amount. The obligation of the Investor to provide the Equity Financing under the Equity Commitment Letter is subject to a number of conditions, including: (i) satisfaction or waiver by TrueCar, Parent and Merger Subsidiary, as applicable, of each the conditions to the obligations of Parent and Merger Subsidiary to consummate the Merger set forth in the Merger Agreement (other than those conditions that by their nature are to be satisfied at the Closing, which conditions are capable of being satisfied if the Closing were to occur at such time) and the Closing is required to occur pursuant to the Merger Agreement; (ii) satisfaction or waiver of the Additional Financing Condition; and (iii) Parent’s receipt of written confirmation from TrueCar that TrueCar is ready and willing to consummate the Merger and TrueCar stood ready, willing and able to consummate the Merger and the Transactions.
The obligation of the Investor to fund the Equity Financing will automatically and immediately terminate upon the earliest to occur of: (i) the Investor funding the Commitment required to be funded by it under the Equity Commitment Letter, the occurrence of the Closing, and the payment of the Required Amount pursuant to the terms of the Merger Agreement; (ii) the valid and effective termination of the Merger Agreement in accordance with its terms; or (iii) the initiation by TrueCar or any of its affiliates or representatives of a claim or legal proceeding alleging or asserting that any provision of the Equity Commitment Letter is illegal, invalid or unenforceable in whole or in part or that the Investor is liable in excess of or to a greater extent than the Commitment or, if the Merger Agreement has been validly and effectively terminated in accordance with its terms and the Parent Termination Fee and any Enforcement Expenses are payable pursuant to the Merger Agreement, the Deposit Amount, together with any investment earnings and interest thereon, other than certain permitted claims.
TrueCar is an express third-party beneficiary of the Equity Commitment Letter solely with respect to seeking and obtaining specific performance of Parent’s right to cause the Equity Financing to be funded by the Investor to Parent in accordance with the Equity Commitment Letter, solely to the extent Parent can enforce funding of the equity commitment pursuant to the terms of the Equity Commitment Letter.
Certain Effects of the Merger
If the Merger Proposal receives the required approval of the Company Stockholders described elsewhere in this proxy statement and the other conditions to the Closing are either satisfied or waived (where permissible pursuant to applicable law) and the Merger Agreement is not otherwise terminated in accordance with its terms, Merger Subsidiary will be merged with and into TrueCar in accordance with the DGCL and on the terms and subject to the conditions set forth in the Merger Agreement.

At the Effective Time, TrueCar’s certificate of incorporation will, by virtue of the Merger, be amended and restated in its entirety to read as the certificate of incorporation of Merger Subsidiary in effect immediately prior to the Effective Time (except that Paragraph 1 of Merger Subsidiary’s certificate of incorporation will provide that the name of the Surviving Corporation will be “TrueCar, Inc.” and the provisions relating to the incorporator will be omitted). Such certificate of incorporation, as so amended, will be the certificate of incorporation of the Surviving Corporation until thereafter amended.
The parties to the Merger Agreement have agreed to take all actions necessary so that at the Effective Time, the Bylaws are amended and restated to read as the bylaws of Merger Subsidiary in effect as of immediately prior to the Effective Time, and as so amended and restated will be the bylaws of the Surviving Corporation (except that references therein to the name of Merger Subsidiary will be replaced by references to the name of the Surviving Corporation) until amended in accordance with applicable law, the Surviving Corporation’s certificate of incorporation and such bylaws.
The parties to the Merger Agreement have agreed to take all requisite actions so that, from and after the Effective Time, until successors are duly elected or appointed and qualified or until their earlier, death, resignation or removal in accordance with applicable law, the certificate of incorporation and the bylaws of the Surviving Corporation: (i) the directors of Merger Subsidiary immediately prior to the Effective Time will be the directors of the Surviving Corporation; and (ii) the officers of Merger Subsidiary immediately prior to the Effective Time will be the officers of the Surviving Corporation.
Following the Merger, all of the Common Stock will be owned, beneficially and of record, by Parent, and except with respect to any Rollover Stockholders, by virtue of the Merger, none of the holders of Common Stock will, have any direct ownership interest in, or be a stockholder of, TrueCar, the Surviving Corporation or Parent. As a result, the holders of Common Stock will no longer benefit from any increase in the value, nor will they bear the risk of any decrease in the value, of Common Stock. Following the Merger, Parent will benefit from any increase in TrueCar’s value and will also bear the risk of any decrease in TrueCar’s value.
At the Effective Time, each share of Common Stock issued and outstanding immediately prior to the Effective Time (other than (i) Rollover Shares, if any, (ii) Dissenting Shares, and (iii) Company Shares) will no longer be outstanding and will automatically be canceled and retired and will cease to exist, and will thereafter represent only the right to receive the Merger Consideration. If any Rollover Agreements are executed and delivered prior to the Effective Time, then the Rollover Shares issued and outstanding immediately prior to the Effective Time will be canceled and, pursuant to the Rollover Agreements, the holder of such Rollover Shares will be entitled to receive shares of the common stock of Parent in respect thereof. With respect to Dissenting Shares and Company Shares, (a) each Company Share, excluding any Rollover Shares, will be canceled, and no payment will be made with respect thereto, and (b) any Dissenting Shares will automatically be canceled and cease to exist, and each Dissenting Share shall represent the right to receive the fair value of such Dissenting Share in accordance with the provisions of Section 262 of the DGCL.
For information regarding the effects of the Merger on the Company’s outstanding equity awards, please see the section entitled “The Merger Agreement — Treatment of Company Equity Awards.”
The Common Stock is currently registered under the Exchange Act and trades on Nasdaq under the symbol “TRUE.” Following the consummation of the Merger, shares of Common Stock will no longer be traded on Nasdaq or any other public market. In addition, the registration of the Common Stock under the Exchange Act will be terminated. Following termination of registration of the Common Stock under the Exchange Act, the Company will no longer be required to furnish information to the Company Stockholders and the SEC, and the provisions of the Exchange Act, such as the requirement to file annual and quarterly reports pursuant to Section 13(a) or 15(d) of the Exchange Act, the short-swing trading provisions of Section 16(b) of the Exchange Act and the requirement to furnish a proxy statement in connection with stockholders’ meetings pursuant to Section 14(a) of the Exchange Act, will become inapplicable to the Company. Parent will become the beneficiary of the cost savings associated with the Company no longer being subject to the requirements of the federal securities laws.

Effects on the Company if the Merger is Not Completed
In the event that the Merger Proposal does not receive the required approval of the Company Stockholders described elsewhere in this proxy statement, or if the Merger is not completed for any other reason, the Company Stockholders will not receive any payment for their shares of Common Stock in connection with the Merger. Instead, the Company expects that its management will operate its business in a manner similar to that in which it is being operated today and the Company will remain an independent public company, the Common Stock will continue to be listed and traded on Nasdaq, the Common Stock will continue to be registered under the Exchange Act and the Company Stockholders will continue to own their shares of the Common Stock and will continue to be subject to the same general risks and opportunities as they currently are with respect to ownership of the Common Stock.
If the Merger is not completed, there can be no assurances as to the effect of these risks and opportunities on the future value of your shares of Common Stock, including the risk that the market price of the Common Stock may decline to the extent that the current market price of the Common Stock reflects a market assumption that the Merger will be completed. If the Merger is not completed, there can be no assurances that any other transaction acceptable to the Company will be offered or that the business, operations, financial condition, earnings or prospects of the Company will not be adversely impacted or that stockholders will ever receive a control premium for their shares. Pursuant to the Merger Agreement, under certain circumstances the Company is permitted to terminate the Merger Agreement in order to enter into an alternative transaction. Please see the section of this proxy statement entitled “The Merger Agreement —  Termination of the Merger Agreement.”
Under certain circumstances, if the Merger is not completed, the Company may be obligated to reimburse the Deposit Amount to Parent and either: (i) pay a Termination Fee and Parent’s Enforcement Expenses (if any) to Parent; or (ii) reimburse Parent and its affiliates (including for this purpose, the Investor) for Parent Transaction Expenses (provided that the maximum amount of Parent Transaction Expenses for which the Company will be obligated to reimburse Parent and its affiliates (including for this purpose, the Investor) will not exceed $3,000,000 in the aggregate). Similarly, under certain circumstances, if the Merger is not completed, Parent may be obligated to pay the Parent Termination Fee and the Company’s Enforcement Expenses (if any) to the Company (which obligations of Parent would be satisfied through the Company’s retention of the Deposit Amount and, in the case of its Enforcement Expenses, the investment earnings and interest earned thereon). Please see the section of this proxy statement entitled “The Merger Agreement — Termination Fees and Expenses; Limitations on Liability.”
Interests of Executive Officers and Directors of TrueCar in the Merger
In considering the recommendation of the Board that TrueCar Stockholders adopt the Merger Agreement, TrueCar Stockholders should be aware that the executive officers and directors of TrueCar have certain interests in the Merger that may be different from, or in addition to, the interests of TrueCar Stockholders generally. The Board was aware of these interests and considered them, among other matters, in approving the Merger Agreement and the transactions contemplated thereby, including the Merger, and in making its recommendation that TrueCar Stockholders approve the Merger Agreement.
For purposes of this disclosure, the Company’s executive officers are the NEOs listed below, including Mr. Ku, whose employment with the Company was terminated on September 1, 2025.
•
Jantoon E. Reigersman, President and Chief Executive Officer;

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Oliver M. Foley, Chief Financial Officer;

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Jill S. Angel, Chief Operating Officer;

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Jeffrey J. Swart, Executive Vice President, General Counsel and Secretary; and

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Jay J. Ku, the Company’s former Chief Revenue Officer.

Treatment of Company Equity Awards
The Merger Agreement provides that at the Effective Time:
•
each Company RSU that is (a) unvested and outstanding immediately prior to the Effective Time and (b) held by the Company’s current executive officers and non-employee directors will be accelerated and vest immediately prior to the Effective Time and be treated as Accelerated Company RSUs and no Company RSUs held by such individuals will be treated as Converted Stock Unit Cash Awards;

•
each Vested Company RSU (including each Accelerated Company RSU), whether settleable in shares of Company Stock or cash, will be canceled, and Parent will cause the Surviving Corporation to pay each such holder, within sixty (60) days following the Effective Time, for each Vested Company RSU an amount in cash equal to the Merger Consideration per share of Company Stock, less any applicable withholding taxes;

•
each Company PSU, whether or not vested, and whether settleable in shares of Company Stock or cash, will be canceled, and Parent will cause the Surviving Corporation to pay each holder, within sixty (60) days following the Effective Time, for each Company PSU that qualifies as a Change in Control Transaction Determined Unit an amount in cash equal to the Merger Consideration per share of Company Stock, less any applicable withholding taxes;

•
each Company PSU that is not a Change in Control Transaction Determined Unit will be canceled for no consideration;

•
each Company Option, whether or not vested, will be canceled, and Parent will cause the Surviving Corporation to pay to each holder of an In-the-Money Company Option, within sixty (60) days following the Effective Time, for each share underlying an In-the-Money Company Option, an amount in cash equal to the Merger Consideration per share of Company Stock less: (i) the exercise price per share of Company Stock of the Company Option; and (ii) applicable withholding taxes; and

•
each Company Option that is not an In-the-Money Company Option will be canceled for no consideration. None of the Company Options held by the Company’s NEOs or non-employee directors are In-the-Money Company Options and all Company Options will be canceled for no consideration.

For an estimate of the value of Company Equity Awards held by the NEOs that would be canceled in exchange for Merger Consideration, assuming that the Merger occured on October 31, 2025, see “— Quantification of Payments and Benefits to Named Executive Officers” below.
The estimate of the value of Company RSUs held by the Company’s non-employee directors that would be canceled in exchange for Merger Consideration, assuming that the Merger occured on October 31, 2025, is as follows: Barbara A. Carbone, $245,190; Brendan L. Harrington, $245,190; Faye M. Iosotaluno, $245,190; and Diego A. Rodriguez, $419,847. None of the Company’s non-employee directors hold any other Company Equity Awards.
TrueCar Employment Agreements
Pursuant to the Company’s employment agreement with Mr. Reigersman, if Mr. Reigersman’s employment is terminated for a reason other than “cause,” (and not by reason of Mr. Reigersman’s death or “disability”) or he resigns from his employment for “good reason,” and, in each case, the termination occurs upon or after a “change in control” (each as defined in the employment agreement), then he will receive as severance: (i) a lump-sum cash payment equal to twenty-four (24) months of his base salary as in effect on the date of the termination; (ii) a lump-sum cash payment equal to payment of 200% of his full target bonus for the year in which the termination occurs; (iii) the immediate vesting as to 100% of his outstanding equity awards (other than Company PSUs) that both are outstanding as of the employment termination date and were granted at least sixty (60) days before the applicable change in control; and (iv) reimbursement or direct payment, as determined by the Company, for medical, vision and dental coverage for Mr. Reigersman and his eligible dependents under Title X of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (the “COBRA Coverage”), for up to eighteen (18) months following his termination. If the Company cannot provide the COBRA Coverage to which Mr. Reigersman becomes entitled without a violation of applicable laws, the Company may instead provide a monthly cash payment, plus a gross-up amount to cover the taxes on the payment, during the eighteen (18) months following his termination (which Mr. Reigersman may, but does not have to, use toward his health care continuation costs). If the Company cannot provide these cash payments in lieu of COBRA Coverage without violating applicable law, then the Company will not provide Mr. Reigersman with the COBRA Coverage or these cash payments.
Pursuant to the Company’s employment agreement with each of Messrs. Foley and Swart and Ms. Angel, if the Company terminates the executive’s employment for a reason other than “cause” (and not by reason of the executive’s death or “disability”) or the executive resigns from his or her employment for “good reason,” and in each case, the termination occurs upon the closing of a “change in control” or later (each as defined in the respective employment agreement), then he or she will receive: (i) continuing payments of his or her base salary for a period of time beginning immediately after his or her separation of service through the date that is six (6) months after the separation date, plus an additional two (2) months for every fully completed year of service with the Company (measured from his or her original start date with the Company or any predecessor of the Company), but not to exceed a total of twelve (12) months (the “Executive Severance Period”); (ii) the immediate vesting as to 100% of his or her then-outstanding equity awards that were granted to him or her at least ninety (90) days before the change in control (other than Company PSUs); and (iii) COBRA Coverage for the Executive Severance Period. If the Company cannot provide the COBRA Coverage to which the executive becomes entitled without a violation of applicable laws, the Company may instead provide a monthly cash payment, plus a gross-up amount to cover the taxes on the payment, during the Executive Severance Period (which the executive may, but does not have to, use toward his or her health care continuation costs). If the Company cannot provide these cash payments in lieu of COBRA Coverage without violating applicable law, then the Company will not provide the executive with the COBRA Coverage or these cash payments.
If consummated, the Merger will constitute a change in control for purposes of the employment agreements. Payment of the severance benefits requires the executive to timely execute and not revoke thereafter a separation and release of claims agreement upon or following his or her termination date and continue to comply with a confidential information agreement entered into with the Company. In the event any payment or benefit received by the executive in connection with the Merger would be subject to excise taxes imposed under Section 4999 of the Code, the amount of such payments or benefits provided would be reduced, but only to the extent such reduction results in a greater after-tax benefit to the executive.
For an estimate of the value of the severance benefits for the NEOs, assuming a qualifying termination immediately following the Effective Time, see “— Quantification of Payments and Benefits to Named Executive Officers” below.
Arrangements with Parent
As of the date of this proxy statement, no executive officer of TrueCar has entered into any agreement with Parent or any of its affiliates regarding individual employment arrangements with, or the right to purchase or participate in the equity of, the Surviving Corporation or one or more of its affiliates following the consummation of the Merger.
Quantification of Payments and Benefits to Named Executive Officers
The information set forth in the table below is intended to comply with Item 402(t) of Regulation S-K, which requires disclosure of information about certain compensation and benefits payable to each of TrueCar’s NEOs that is based on or otherwise relates to the Merger. The compensation shown in this table and described in the footnotes to the table is the subject of the non-binding, advisory vote of the TrueCar Stockholders at the Special Meeting, as described in “— Advisory Compensation Proposal (Proposal 2)” beginning on page [•].
The figures in the table are estimates based on current compensation levels, each NEO’s existing compensation arrangements with TrueCar and multiple assumptions that may or may not actually occur or be accurate on the relevant date, including the assumptions described below. For purposes of calculating such amounts, we have assumed:
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October 31, 2025, as the closing date of the Merger (which is the assumed date solely for purposes of this golden parachute compensation disclosure);

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a termination of each NEO’s employment without cause (and not by reason of the executive officer’s death or disability) or resignation for good reason under the applicable employment agreement, effective as of immediately following the Effective Time (other than Mr. Ku);

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each NEO complies with all requirements necessary to receive all severance payments and benefits pursuant to his or her employment agreement; and

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a price per share of Common Stock equal to the Merger Consideration.

For purposes of this discussion, “single-trigger” refers to benefits that arise solely as a result of the completion of the Merger and “double-trigger” refers to benefits that require satisfaction of both the completion of the Merger and a qualifying termination of the NEO’s employment. Payments of double-trigger benefits are contingent on the NEO signing and not revoking a release of claims in favor of TrueCar and satisfying certain other conditions. For additional details regarding the terms of the payments described below, see the discussion under the caption “— Interests of Executive Officers and Directors of TrueCar in the Merger” above.
Golden Parachute Compensation
Named Executive Officer	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits($)(3)	Tax Reimbursement ($)	Other ($)	Total($)(5)(6)
Jantoon E. Reigersman President and Chief Executive Officer	$2,000,000	$3,494,458	$28,641	—	—	$5,523,100
Oliver M. Foley Chief Financial Officer	$333,333	$1,389,310	$27,144	—	—	$1,749,787
Jill S. Angel Chief Operating Officer	$400,000	$1,204,668	$32,573	—	—	$1,637,241
Jeffrey J. Swart EVP, General Counsel and Secretary	$400,000	$1,103,118	$22,734	—	—	$1,525,852
Jay J. Ku(4) Former Chief Revenue Officer	—	$143,554	—	—	—	$143,554

(1)
The amounts reported in this column represent double-trigger cash severance amounts that would become payable to the NEO upon a qualifying termination of employment under the employment agreements. Cash severance consists of: (i) in the case of Mr. Reigersman, an amount equal to twenty-four (24) months of base salary, which amount is $1,000,000, plus 200% of his full target bonus for 2025, which total amount with respect to Mr. Reigersman’s full target bonus is $1,000,000, payable by the Company in a single lump sum; (ii) in the case of Ms. Angel and Mr. Swart an amount equal to twelve (12) months of base salary, payable in approximately equal monthly installments; and (iii) in the case of Mr. Foley, an amount equal to ten (10) months of base salary, payable in approximately equal monthly installments. See “— TrueCar Employment Agreements” for a detailed description of the cash severance benefits that may become payable in connection with the Merger.

(2)
The amounts reported in this column represent the dollar value of Vested Company RSUs (including Accelerated Company RSUs) and Company PSUs (to the extent such Company PSUs qualify as “Change in Control Transaction Determined Units”).The value of the Vested Company RSUs and Company PSUs (to the extent such Company PSUs qualify as “Change in Control Transaction Determined Units”) is equal to the Merger Consideration multiplied by the number of shares of Company Stock underlying each such award. The Vested Company RSUs and Company PSUs (to the extent such Company PSUs qualify as “Change in Control Transaction Determined Units”) represent a single-trigger benefit. See “— Treatment of Company Equity Awards” for a detailed description of the treatment of outstanding Company Equity Awards in connection with the Merger.

	Value of Vested Company RSUs ($)	Value of Company PSUs($)(a)
Mr. Reigersman	$2,256,284	$1,238,174
Mr. Foley	$666,101	$723,208
Ms. Angel	$630,676	$573,992
Mr. Swart	$520,106	$583,011
Mr. Ku	—	$143,554

(a)
Reflects Company PSUs to the extent such Company PSUs qualify as “Change in Control Transaction Determined Units”. Except for the Company PSUs granted to each of Messrs. Reigersman, Foley and Swart and Ms. Angel on February 18, 2025 (the “2025 Strategic Company PSUs”), the number of Company PSUs that qualify as “Change in Control Transaction Determined Units” is based upon the Company’s compound annual growth rate (“CAGR”) for the portion of the respective performance period that precedes and includes the effective date of the Merger (the “CIC Performance Period”) and the Company’s CAGR performance as measured versus the Russell 2000 Total Return Index (RUTTR) CAGR performance for the CIC Performance Period, as determined in accordance with the applicable award agreement. For purposes of determining the number of Company PSUs that qualify as “Change in Control Transaction Determined Units”, we have assumed the CIC Performance Period concluded on October 31, 2025. The number of 2025 Strategic Company PSUs that qualify as “Change in Control Transaction Determined Units” is based upon deemed achievement of performance metrics at 100% target levels in accordance with the terms of the applicable award agreement.

(3)
The amounts reported in this column represent double-trigger amounts payable to the NEOs pursuant to their employment agreements. These amounts represent a monthly cash payment in respect of COBRA Coverage for eighteen (18) months for Mr. Reigersman, twelve (12) months for Mr. Swart and Ms. Angel and ten (10) months for Mr. Foley.

(4)
Mr. Ku separated from employment with the Company effective September 1, 2025. In connection with Mr. Ku’s termination, the Company entered into a separation and release agreement with Mr. Ku which contains a release of claims against the Company by Mr. Ku and provides for severance payments and benefits consistent with his employment agreement in connection with a termination without cause prior to a change in control. Other than compensation payable with respect to his outstanding Company PSUs to the extent such Company PSUs qualify as Change in Control Transaction Determined Units under, and in accordance with, the applicable award agreements, Mr. Ku will not receive any compensation that is based on or otherwise relates to the Merger.

(5)
The amounts in this column do not reflect any potential reductions to such amounts that may occur pursuant to the Section 4999-related provisions included in each NEO’s employment agreement as set forth in the section titled “— TrueCar Employment Agreements” above.

(6)
Certain figures in the table may not sum due to rounding.

Indemnification, Exculpation and Insurance
Parent will cause the Surviving Corporation to, and the Surviving Corporation will:
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for at least six (6) years after the Effective Time and to the fullest extent permitted by the DGCL or any other applicable law and provided under TrueCar’s certificate of incorporation and the Bylaws in existence as of the date of the Merger Agreement: (i) indemnify and hold harmless the present and former officers and directors of TrueCar (each, an “Indemnified Person”) in respect of acts or omissions occurring prior to the Effective Time and arising from their service as an officer or director of TrueCar; and (ii) pay, on an as incurred basis, the reasonable fees and expenses of any Indemnified Person (including reasonable fees of counsel) in advance of the final disposition any proceeding that is the subject of the right to indemnification described in this bullet and the bullet immediately below, within thirty (30) days of receipt by the Surviving Corporation from such Indemnified Person of a written claim therefor, provided that with respect to this bullet, such Indemnified Person must undertake to reimburse the Surviving Corporation for all amounts so advanced if a court of competent jurisdiction determines, by a final, non-appealable order, that such Indemnified Person is not entitled to indemnification pursuant to the preceding clause (ii); and
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cause to be maintained in effect, for six (6) years after the Effective Time, provisions in the Surviving Corporation’s certificate of incorporation and the Bylaws (or in such documents of any successor to the Surviving Corporation) regarding elimination of liability of directors and officers, indemnification of officers, directors and employees and advancement of expenses that are no less advantageous to the intended beneficiaries than the corresponding provisions in TrueCar’s certificate of incorporation in existence on the date of the Merger Agreement.

Prior to the Effective Time, TrueCar will cause the Surviving Corporation as of the Effective Time to, obtain and fully pay the premium for the non-cancellable extension of the directors’ and officers’ liability coverage of TrueCar’s existing directors’ and officers’ insurance policies and TrueCar’s existing fiduciary liability insurance policies (collectively, the “D&O Insurance”), in each case for a claims reporting or discovery period of at least six (6) years from and after the Effective Time with respect to any claim related to any period or time at or prior to the Effective Time, or the Company shall purchase from an insurance carrier with the same or better credit rating as TrueCar’s current insurance carrier with respect to D&O Insurance comparable D&O Insurance with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under TrueCar’s existing policies with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against a director or officer of TrueCar or any of its subsidiaries by reason of him or her serving in such capacity that existed or occurred at or prior to the Effective Time (including in connection with the Merger Agreement or the transactions or actions contemplated by the Merger Agreement).
If TrueCar or the Surviving Corporation for any reason fail to obtain such “tail” insurance policies as of the Effective Time, the Surviving Corporation will:
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continue to maintain in effect, for a period of at least six (6) years from and after the Effective Time, the D&O Insurance in place as of the date of the Merger Agreement with TrueCar’s current insurance carrier or with an insurance carrier with the same or better credit rating as TrueCar’s current insurance carrier with respect to D&O Insurance with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under TrueCar’s existing policies as of the date of the Merger Agreement; or

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purchase from TrueCar’s current insurance carrier or from an insurance carrier with the same or better credit rating as TrueCar’s current insurance carrier with respect to D&O Insurance comparable D&O Insurance for such six-year period with terms, conditions, retentions and limits of liability that are no less favorable than as provided in TrueCar’s existing policies as of the date hereof;

provided, however, that: (i) in no event will Parent or the Surviving Corporation be required to expend for such policies pursuant to this sentence an aggregate amount in excess of 300% of the amount per annum that TrueCar paid in its last full fiscal year; and (ii) if the aggregate premiums of such insurance coverage exceed such amount, the Surviving Corporation will be obligated to obtain a policy with the greatest coverage available, with respect to matters occurring prior to the Effective Time, for a cost not exceeding such amount.
If Parent, the Surviving Corporation or any of its successors or assigns:
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consolidates with or merges with or into any other Person and is not the continuing or surviving Person of such consolidation or merger; or

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transfers or conveys all or substantially all of its properties and assets to any Person,

then, and in each such case, to the extent necessary, proper provision will be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, will assume the obligations set forth in the directors’ and officers’ liability covenants contained in the Merger Agreement.
Each Indemnified Person is a third-party beneficiary of the directors’ and officers’ liability covenants contained in the Merger Agreement. The rights of each Indemnified Person under such covenants:
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are in addition to any rights such Person may have under the certificate of incorporation or Bylaws of TrueCar or any of its subsidiaries, or under the DGCL or any other applicable law or under any agreement of any Indemnified Person with TrueCar or any of its subsidiaries set forth on the TrueCar Disclosure Schedule, and nothing in the Merger Agreement will modify, abridge, narrow or restrict any such rights;
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will, if any claim is made against any Indemnified Person prior to the sixth (6th) anniversary of the Effective Time, survive consummation of the Merger continue in effect with respect to such claim until the final disposition of that claim; and

•
will be enforceable by each Indemnified Person and their successors, heirs and representatives.

For more information, see “The Merger Agreement — Director and Officer Liability.”
Material U.S. Federal Income Tax Consequences of the Merger
The following discussion is a summary of certain material U.S. federal income tax consequences of the Merger that may be relevant to U.S. Holders and Non-U.S. Holders (each as defined below) of shares of Common Stock whose shares are converted into the right to receive cash pursuant to the Merger, but does not purport to be a complete analysis of all potential tax effects. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local, or non-U.S. tax laws are not discussed. This discussion is based on the Code, Treasury Regulations promulgated under the Code, rulings and other published positions of the Internal Revenue Service (the “IRS”) and judicial decisions, all as in effect on the date of this proxy statement and all of which are subject to change or differing interpretations at any time, possibly with retroactive effect. Any such change or differing interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described in this discussion. No advance ruling has been or will be sought from the IRS regarding any matter discussed below.
This discussion is limited to U.S. Holders and Non-U.S. Holders who hold their shares of Common Stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all of the U.S. federal income tax considerations that may be relevant to particular holders in light of their particular facts and circumstances, including the impact of the Medicare contribution tax on net investment income and the alternative minimum tax. In addition, this discussion does not address consequences relevant to holders subject to special rules under the U.S. federal income tax laws, including, for example, but not limited to:
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banks and other financial institutions;

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mutual funds;

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insurance companies;

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brokers or dealers in securities, currencies or commodities;

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dealers or traders in securities subject to a mark-to-market method of accounting;

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regulated investment companies and real estate investment trusts;

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tax-qualified retirement plans;

•
tax-exempt organizations, governmental agencies, instrumentalities or other governmental organizations and pension funds;

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holders that are holding shares of Common Stock as part of a “straddle,” hedge, constructive sale, or other integrated transaction or conversion transaction or similar transactions;

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U.S. Holders whose functional currency is not the U.S. dollar;

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partnerships, other entities classified as partnerships for U.S. federal income tax purposes, “S corporations” or any other pass-through entities for U.S. federal income tax purposes (or investors in such entities);

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expatriated entities subject to Section 7874 of the Code;

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U.S. expatriates and former citizens or long-term residents of the United States;

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holders that own or have owned (directly, indirectly or constructively, at any time during the five (5)-year period ending on the Closing Date) five percent or more of the outstanding Common Stock (by vote or value);

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holders required to accelerate the recognition of any item of gross income with respect to their shares of Common Stock as a result of such income being recognized on an applicable financial statement;

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grantor trusts;

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“controlled foreign corporations,” “passive foreign investment companies,” and corporations that accumulate earnings to avoid U.S. federal income tax;

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persons who hold or received Common Stock pursuant to the exercise of any employee stock option, in connection with a restricted stock unit award or company performance stock unit award or otherwise in a compensatory transaction;

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holders that own an equity interest in Parent following the Merger, including any holder of Rollover Shares;

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holders that hold their Common Stock through a bank, financial institution or other entity, or a branch thereof, located, organized or resident outside the United States; and

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holders that do not vote in favor of the Merger and that properly demand appraisal of their shares under Section 262 of the DGCL.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares of Common Stock, the U.S. federal income tax treatment of such partnership and a partner in such partnership generally will depend upon the status of the partner, the activities of the partner and the partnership and certain determinations made at the partner level. Accordingly, partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) holding shares of Common Stock, and partners in such partnerships, should consult their tax advisors as to the particular tax consequences to them of the Merger.
THE U.S. FEDERAL INCOME TAX TREATMENT OF THE TRANSACTIONS DISCUSSED HEREIN TO ANY PARTICULAR COMPANY STOCKHOLDER WILL DEPEND ON THE COMPANY STOCKHOLDER’S PARTICULAR TAX CIRCUMSTANCES. WE URGE YOU TO CONSULT YOUR TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU IN CONNECTION WITH THE MERGER IN LIGHT OF YOUR OWN PARTICULAR CIRCUMSTANCES, INCLUDING U.S. FEDERAL, STATE, LOCAL AND NON-U.S. INCOME AND OTHER TAX CONSEQUENCES.
U.S. Holders
This section applies to “U.S. Holders.” For purposes of this discussion, a “U.S. Holder” means any beneficial owner of any shares of Common Stock that, for U.S. federal income tax purposes, is or is treated as any of the following:
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an individual who is a citizen or resident of the United States;

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a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized under the laws of the United States, any state thereof, or the District of Columbia;

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an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

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a trust that (1) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

The receipt of cash by a U.S. Holder in exchange for shares of Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. Holder will recognize gain or loss in an amount equal to the difference between the amount of cash received in the Merger

(determined before a deduction of any applicable withholding taxes) and the U.S. Holder’s adjusted tax basis in the shares of Common Stock surrendered pursuant to the Merger by such U.S. Holder. A U.S. Holder’s adjusted tax basis in the shares of Common Stock generally will equal the amount that such U.S. Holder paid for the shares of Common Stock. A U.S. Holder’s gain or loss on the disposition of shares of Common Stock pursuant to the Merger generally will be characterized as capital gain or loss. Any such gain or loss will be long-term capital gain or loss if such U.S. Holder’s holding period in such shares of Common Stock is more than one (1) year at the time of the completion of the Merger. Long-term capital gains of certain non-corporate Holders, including individuals, are generally subject to U.S. federal income tax at preferential rates. The deductibility of capital losses is subject to limitations. U.S. Holders who hold different blocks of shares of Common Stock (generally, shares of Common Stock) purchased or acquired on different dates or at different prices should consult their tax advisors to determine how the above rules apply to them.
Non-U.S. Holders
This section applies to “Non-U.S. Holders.” For purposes of this discussion, a “Non-U.S. Holder” means any beneficial owner of any shares of Common Stock that is not a U.S. Holder or an entity or arrangement treated as a partnership for U.S. federal income tax purposes.
Subject to the discussion below regarding backup withholding, a Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain realized on the disposition of any shares of Common Stock in connection with the Merger, unless:
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the gain is effectively connected with a trade or business of such Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment or fixed base maintained by such Non-U.S. Holder in the United States); or

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the Non-U.S. Holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the disposition of shares of Common Stock pursuant to the Merger and certain other requirements are met.

Gain described in the first bullet point above generally will be subject to U.S. federal income tax on a net income basis at the rates applicable to U.S. Holders (unless an applicable income tax treaty provides otherwise). A Non-U.S. Holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items.
A Non-U.S. Holder described in the second bullet point above generally will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on any gain realized on the disposition of any shares of Common Stock in connection with the Merger, which may be offset by U.S. source capital losses of the Non-U.S. Holder (even though the individual is not considered a resident of the United States), provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.
Information Reporting and Backup Withholding
Information reporting generally will apply to payments to a U.S. Holder in connection with the Merger. Backup withholding generally will apply to the proceeds received by a U.S. Holder pursuant to the Merger, unless the U.S. Holder provides the applicable withholding agent with a properly completed and executed IRS Form W-9 providing such U.S. Holder’s correct taxpayer identification number and certifying that such U.S. Holder is not subject to backup withholding, or otherwise establishes an exemption, and otherwise complies with the backup withholding rules.
Information reporting and backup withholding generally will apply to the proceeds of a disposition of shares of Common Stock in the Merger by a Non-U.S. Holder effected by or through the U.S. office of any broker, U.S. or foreign, unless the Non-U.S. Holder certifies, on a properly completed applicable IRS Form W-8, its status as a Non-U.S. Holder and satisfies certain other requirements, or otherwise establishes an exemption. For information reporting purposes, dispositions effected through a non-U.S. office of a broker with certain connections with the United States will be treated in a manner similar to dispositions effected through a U.S. office of a broker. Non-U.S. Holders should consult their own tax advisors regarding the application of the information reporting and backup withholding rules to them.
Copies of information returns may be made available to the tax authorities of the country in which the Non-U.S. Holder resides or is incorporated under the provisions of a specific treaty or agreement.
Backup withholding is not an additional tax. The amount of any backup withholding generally will be allowed as a credit against a holder’s U.S. federal income tax liability, if any, and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS.
THE DISCUSSION ABOVE IS BASED ON CURRENT U.S. FEDERAL INCOME TAX LAW. LEGISLATIVE, ADMINISTRATIVE OR JUDICIAL CHANGES OR INTERPRETATIONS, WHICH CAN APPLY RETROACTIVELY, COULD AFFECT THE ACCURACY OF THE STATEMENTS SET FORTH THEREIN. THIS DISCUSSION IS NOT TAX ADVICE. IT DOES NOT ADDRESS TAX CONSIDERATIONS THAT MAY VARY WITH, OR ARE CONTINGENT ON, YOUR INDIVIDUAL CIRCUMSTANCES OR THE APPLICATION OF ANY U.S. NON-INCOME TAX LAWS OR THE LAWS OF ANY STATE, LOCAL OR NON-U.S. JURISDICTION AND HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING SUCH MATTERS AND THE TAX CONSEQUENCES OF THE MERGER TO THEM IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES.
Litigation Related to the Merger
As of the date of this proxy statement, no stockholder litigation related to the Merger Agreement has been brought against the Company or any members of the Board.
Regulatory Approvals
General
TrueCar and Parent have agreed to use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable law, including applicable antitrust laws, to consummate the Transactions.
HSR Act and U.S. Antitrust Matters
At the time of the filing of this proxy statement, the parties do not believe approval under the HSR Act is required in connection with the Merger. However, to the extent required by applicable law, the parties have agreed to make, or cause to be made, an appropriate filing of a Notification and Report Form pursuant to the HSR Act and the rules promulgated thereunder as promptly as practicable after any determination that one may be required and use their reasonable best efforts to take all other actions necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act as soon as practicable. Parent and the Company shall share equally any and all filing fees under the HSR Act.
At any time before or after consummation of the Merger, notwithstanding the termination or expiration of the waiting period under the HSR Act, the FTC or the DOJ could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the completion of the Merger, seeking divestiture of substantial assets of the parties, or requiring the parties to license or hold separate assets or terminate existing relationships and contractual rights. At any time before or after the completion of the Merger, any state could take such action under antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the completion of the Merger or seeking divestiture of substantial assets of the parties. Private parties may also seek to take legal action under antitrust laws under certain circumstances. We cannot be certain that a challenge to the Merger will not be made or that, if a challenge is made, we will prevail.

THE MERGER AGREEMENT
The following description sets forth the principal terms of the Merger Agreement, which is attached as Annex A and incorporated by reference into this proxy statement. The rights and obligations of the parties are governed by the express terms and conditions of the Merger Agreement and not by this description, which is summary by nature. This description and the descriptions of the Merger Agreement elsewhere in this proxy statement do not purport to be complete and are qualified in their entirety by reference to the complete text of the Merger Agreement. You are encouraged to read the Merger Agreement carefully in its entirety, as well as this proxy statement, before making any decisions regarding any of the proposals described in this proxy statement. The representations, warranties, covenants and agreements described below and included in the Merger Agreement were made for purposes of the Merger Agreement and as of specific dates, were for the benefit of the parties to the Merger Agreement except as expressly stated therein and may be subject to important qualifications, limitations and supplemental information agreed to by Parent, Merger Subsidiary and TrueCar in connection with negotiating the terms of the Merger Agreement, including certain qualifications, limitations and supplemental information disclosed in the TrueCar Disclosure Schedule. In addition, the representations and warranties were included in the Merger Agreement for the purpose of allocating contractual risk between Parent, Merger Subsidiary and TrueCar, and may be subject to standards of materiality applicable to such parties that differ from those generally applicable to investors. In reviewing the representations, warranties, covenants and agreements contained in the Merger Agreement or any description thereof in this summary, it is important to bear in mind that such representations, warranties, covenants and agreements or any descriptions were not intended by the parties to the Merger Agreement to be characterizations of the actual state of facts or condition of Parent, Merger Subsidiary and TrueCar or any of their respective affiliates or businesses except as expressly stated in the Merger Agreement. Accordingly, the representations, warranties, covenants and other agreements in the Merger Agreement should not be read alone, and you should read the information provided elsewhere in this proxy statement and in the public filings TrueCar makes with the SEC, as described in “Where You Can Find More Information.”
Structure of the Merger
The Merger Agreement provides that, on the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, Merger Subsidiary will be merged with and into TrueCar in accordance with the DGCL, whereupon the separate existence of Merger Subsidiary will cease, and TrueCar will survive the Merger as the Surviving Corporation and a wholly owned subsidiary of Parent.
Closing and Effective Time
Subject to the provisions of the Merger Agreement, the Closing will take place via the electronic exchange of documents and signature pages as soon as possible, but in any event no later than three (3) business days following the date on which the conditions to the Closing (described below under the caption, “— Conditions to the Closing of the Merger”) (other than conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permissible, waiver of those conditions at the Closing) have been satisfied or, to the extent permissible, waived by the party or parties entitled to the benefit of such conditions, or at such other place, at such other time or on such other date as Parent and TrueCar may mutually agree in writing.
On the Closing Date, TrueCar will file a certificate of merger with the Secretary of State for the State of Delaware as provided under the DGCL and make all other filings required by the DGCL in connection with the Merger. The Merger will become effective at the Effective Time.
Rollover Agreements
Prior to the Effective Time, Parent may enter into Rollover Agreements with certain Company Stockholders, pursuant to which each Rollover Stockholder would receive an equity interest in Parent as consideration for the contribution of their Rollover Shares to Parent. These Rollover Stockholders, if any, would not receive the Merger Consideration. As of the date of this proxy statement, no Company Stockholder has entered into a Rollover Agreement.

Merger Consideration
Common Stock
At the Effective Time, as a result of the Merger and without any further action on the part of Parent, Merger Subsidiary or TrueCar or the holder of any capital stock of TrueCar (unless otherwise specified in the Merger Agreement):
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each share of Common Stock issued and outstanding immediately prior to the Effective Time (other than (i) Rollover Shares, if any, (ii) Dissenting Shares and (iii) Company Shares) will be automatically canceled and converted into the right to receive the Merger Consideration, subject to any taxes withheld pursuant to the Merger Agreement;

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each share of Common Stock held by TrueCar as treasury stock or owned by any subsidiary of TrueCar or Parent or any subsidiary of Parent immediately prior to the Effective Time, excluding any Rollover Shares, will be canceled, and no payment will be made with respect thereto;

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if any Rollover Agreements are executed and delivered prior to the Closing, then the Rollover Shares issued and outstanding immediately prior to the Effective Time will be canceled and, pursuant to the Rollover Agreements, the holder of such Rollover Shares will be entitled to receive shares of the common stock of Parent in respect thereof;

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any Dissenting Shares will automatically be canceled and cease to exist, and each Dissenting Share shall represent the right to receive the fair value of such Dissenting Share in accordance with the provisions of Section 262 of the DGCL; and

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each share of common stock of Merger Subsidiary issued and outstanding immediately prior to the Effective Time will be converted into and become one (1) share of common stock of the Surviving Corporation and will constitute the only outstanding shares of capital stock of the Surviving Corporation.

Treatment of Company Equity Awards
Company RSUs
Vested Company RSUs
At the Effective Time, each Vested Company RSU, whether settleable in shares of Company Stock or cash, will be canceled, and Parent will cause the Surviving Corporation to pay each such holder, within sixty (60) days following the Effective Time, for each Vested Company RSU an amount in cash equal to the Merger Consideration per share of Company Stock, less any applicable withholding taxes. Pursuant to the terms of the Merger Agreement, each Accelerated Company RSU will accelerate and vest immediately prior to the Effective Time.
Unvested Company RSUs
At the Effective Time, each Unvested Company RSU Award, whether settleable in shares of Company Stock or cash, will be converted into the contingent right solely to receive from the Surviving Corporation, in full satisfaction of the rights of such holder with respect thereto, a Converted Stock Unit Cash Award equal to the product obtained by multiplying (A) the Merger Consideration per share of Company Stock by (B) the number of shares of Company Stock covered by the applicable Unvested Company RSU Award immediately prior to the Effective Time. Subject to the terms of the Merger Agreement, the Converted Stock Unit Cash Award will continue to vest on the same schedule and conditions as applied to the applicable Unvested Company RSU Award and will otherwise remain subject to the same terms and conditions as applied to the corresponding Unvested Company RSU Award, as applicable, immediately prior to the Effective Time, including any acceleration of vesting provisions, but excluding any terms rendered inoperative by reason of the Merger and for such other administrative or ministerial changes as in the reasonable and good faith determination of Parent are appropriate to conform the Converted Stock Unit Cash Award.

Parent will cause payment of each applicable portion of a Converted Stock Unit Cash Award to be made without interest to the applicable holder thereof through the payroll or other appropriate system of the Surviving Corporation, as applicable, as soon as practicable after the applicable vesting date, but in each such case within sixty (60) days following the applicable vesting date, less any applicable taxes withheld pursuant to the Merger Agreement and the terms and conditions of the applicable Converted Stock Unit Cash Award. In no event will any holder of a Converted Stock Unit Cash Award be permitted, directly or indirectly, to specify the taxable year of payment of any portion of a Converted Stock Unit Cash Award.
Company PSUs
At the Effective Time, each Company PSU, whether or not vested, and whether settleable in shares of Company Stock or cash, will be canceled, and Parent will cause the Surviving Corporation to pay each holder, within sixty (60) days following the Effective Time, for each Company PSU that qualifies as a Change in Control Transaction Determined Unit an amount in cash equal to the Merger Consideration per share of Company Stock, less any applicable withholding taxes. At the Effective Time, each Company PSU that is not a Change in Control Transaction Determined Unit will be canceled for no consideration.
Company Options
At the Effective Time, each Company Option, whether or not vested, will be canceled, and Parent will cause the Surviving Corporation to pay to each holder of an In-the-Money Company Option, within sixty (60) days following the Effective Time, for each share underlying an In-the-Money Company Option, an amount in cash equal to the Merger Consideration per share of Company Stock less: (i) the exercise price per share of Company Stock of the Company Option; and (ii) applicable withholding taxes. At the Effective Time, each Company Option that is not an In-the-Money Company Option will be canceled for no consideration.
Further Actions
Prior to the Effective Time, and subject to the prior review and comment of Parent (which review and comment must be reasonably considered), the Board (or, if appropriate, any committee thereof administering the applicable Company Equity Plan) will take such actions as are necessary or appropriate to: (i) approve and effectuate the treatment of Company Equity Awards, including delivery of all required notices to each holder of Company Equity Awards, making any determinations and/or resolutions of the Board or a committee thereof or any administrator of the applicable Company Equity Plan as may be necessary; and (ii) deliver to Parent copies of all consents, notices, amendments and other documents executed, adopted or delivered, as applicable, in connection with the immediately preceding clause (i).
Exchange of Shares
Exchange Agent
Prior to the Effective Time, Parent will appoint a paying agent selected by Parent with the Company’s prior written approval, which approval cannot be unreasonably conditioned, withheld, or delayed (the “Exchange Agent”), for the purpose of distributing to Company Stockholders the Merger Consideration in exchange for: (i) certificates representing shares of Common Stock (the “Certificates”); or (ii) uncertificated shares of Common Stock (the “Uncertificated Shares”). Prior to the Effective Time, Parent will deposit (or cause to be deposited) with the Exchange Agent an amount of cash, which together with the portion of the Company’s Cash on Hand that is used to pay a portion of the Merger Consideration (if any) and the Deposit Amount is equal to the aggregate Merger Consideration to be paid in respect of the Common Stock. At Closing, (x) Parent will instruct the Company to release the Deposit Amount to the Exchange Agent, and such amount will be used to fund a portion of aggregate Merger Consideration and (y) at the written request of Parent, the Company will deposit with the Exchange Agent such portion of the aggregate Merger Consideration from the Company’s Cash on Hand as specified in such request, except that nothing in this clause (y) will obligate the Company to deposit any amount in excess of the Company’s Cash on Hand at the Effective Time.

Exchange Procedures
Promptly after the Effective Time, the Surviving Corporation will (and Parent will cause the Surviving Corporation to) send, or cause the Exchange Agent to send, to each holder of shares of Common Stock at the Effective Time, other than the Rollover Stockholders and Dissenting Shares, a letter of transmittal and instructions (which will be in a customary form reasonably acceptable to TrueCar and will specify that the delivery will be effected, and risk of loss and title will pass, only upon proper delivery of the Certificates or transfer of the Uncertificated Shares to the Exchange Agent) for use in such exchange.
Each holder of shares of Common Stock that have been converted into the right to receive the Merger Consideration will be entitled to receive, upon: (i) surrender to the Exchange Agent of a Certificate, together with a properly completed and duly executed letter of transmittal and all documents referenced therein; or (ii) receipt of an “agent’s message” by the Exchange Agent (or such other evidence, if any, of transfer as the Exchange Agent may reasonably request) in the case of a book-entry transfer of Uncertificated Shares, the Merger Consideration in respect of the Common Stock represented by a Certificate or Uncertificated Share, less any applicable taxes withheld pursuant to the Merger Agreement. Until so surrendered or transferred, as the case may be, each such Certificate or Uncertificated Share, as applicable, will represent for all purposes after the Effective Time only the right to receive such Merger Consideration, without interest and subject to any taxes withheld pursuant to the Merger Agreement.
If any portion of the Merger Consideration is to be paid to a Person other than the Person in whose name the surrendered Certificate or the transferred Uncertificated Share is registered, it will be a condition to such payment that: (i) either such Certificate be properly endorsed or otherwise be in proper form for transfer or such Uncertificated Share shall be properly transferred; and (ii) the Person requesting such payment will pay to the Exchange Agent any transfer or other taxes required as a result of such payment to a Person other than the registered holder of such Certificate or Uncertificated Share or establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.
All Merger Consideration paid upon surrender of Certificates or transfer of Uncertificated Shares in accordance with the terms of the Merger Agreement will be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Company Stock formerly represented by such Certificate or Uncertificated Shares. From and after the Effective Time, there will be no further transfers or registration of transfers of shares of Common Stock. If, after the Effective Time, Certificates or Uncertificated Shares are presented to Parent or the Exchange Agent, they will be canceled and exchanged for the Merger Consideration in accordance with the procedures described above.
Lost Certificates
If any Certificate is lost, stolen or destroyed, then upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond, in such reasonable amount as the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will, subject to the provisions of the Merger Agreement governing Dissenting Shares, issue, in exchange for such lost, stolen or destroyed Certificate, the Merger Consideration to be paid in respect of the shares of Common Stock represented by such Certificate, as contemplated by the Merger Agreement.
Unclaimed Merger Consideration
Any portion of the Merger Consideration made available to the Exchange Agent that remains unclaimed by the holders of shares of Common Stock twelve (12) months after the Effective Time will be returned to the Surviving Corporation, upon demand, and any such holder who has not exchanged shares of Common Stock for the Merger Consideration in accordance with the Merger Agreement prior to that time will thereafter look only to the Surviving Corporation for payment of the Merger Consideration in respect of such shares without any interest thereon and subject to any applicable taxes withheld pursuant to the Merger Agreement. Neither Parent nor the Surviving Corporation will be liable to any holder of shares of Common Stock for any amounts paid to a public official pursuant to applicable abandoned property, escheat or similar applicable laws. To the extent permitted by applicable law, any amounts remaining unclaimed by such holders of Common Stock two (2) years after the Effective Time, or at such earlier date as is immediately prior to the time at which such amounts would otherwise escheat to or become property of any governmental authority, will become the property of the Surviving Corporation (or at the option of Parent, Parent) free and clear of any claims or interest of any such holders (and their successors, assigns or personal representatives) previously entitled thereto.
Deposit Amount
Concurrently with the execution and delivery of the Merger Agreement, Parent deposited the Deposit Amount, which equals the Parent Termination Fee, with the Company.
The Company must hold the Deposit Amount in a separate account at a commercial bank in the United States with at least $25,000,000,000 in assets (the “Depository Bank”). The Company has the right to invest and reinvest the Deposit Amount as determined by the Company from time to time; provided, however, that any such investment must be limited to: (i) direct short-term obligations of, or short-term obligations fully guaranteed as to principal and interest by, the U.S. government, in commercial paper rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively; or (ii) certificates of deposit, bank repurchase agreements or banker’s acceptances offered by the Depository Bank. All investment earnings will be held at the Depository Bank until distributed in accordance with the Merger Agreement, and all investment losses will be charged against the Deposit Amount; provided, however, than in no event will Parent be required to deposit with the Company any additional amounts to replenish any such investment losses. The Company will not be liable for any loss to the Deposit Amount resulting from the investments described in the preceding sentences, except to the extent that a court of competent jurisdiction determines, by a final, non-appealable order, that the Company’s gross negligence, bad faith or willful misconduct caused such loss.
If the Closing is consummated pursuant to the terms of the Merger Agreement, then, at the Closing, the Deposit Amount, together with any investment earnings and interest earned thereon, will be sent by the Company to the Exchange Agent in accordance with the Merger Agreement and the Deposit Amount, together with any investment earnings and interest earned thereon, will be used to fund a portion of the aggregate Merger Consideration. If the Merger Agreement is validly terminated in accordance with the Merger Agreement and Parent is required to pay the Parent Termination Fee pursuant to the Merger Agreement in connection with such termination, then the Company will be entitled to permanently retain the Deposit Amount, and: (i) the investment earnings and interest earned thereon will be available to pay the Enforcement Expenses, if any, which the Company is entitled to collect pursuant to the Merger Agreement; and (ii) the Company will promptly return to Parent any balance of the investment earnings and interest earned on the Deposit Amount that remains after the payment of such Enforcement Expenses. If the Merger Agreement is validly terminated and the Parent Termination Fee is not payable pursuant to the Merger Agreement in connection with such termination, then the Company must return the Deposit Amount, together with any investment earnings and interest earned thereon, to Parent in accordance with the Merger Agreement. The Deposit Amount may only be used for the foregoing purposes and may not be used for any other purpose.
Representations and Warranties
The Merger Agreement contains representations and warranties made by TrueCar to Parent and Merger Subsidiary and representations and warranties made by Parent to TrueCar. Certain of the representations and warranties in the Merger Agreement are subject to knowledge qualifications, which means that those representations and warranties would not be deemed untrue, inaccurate or incorrect as a result of matters of which certain personnel of the party making the representation did not have actual knowledge, after reasonably due inquiry of their direct reports. In addition, the representations and warranties of TrueCar contained in the Merger Agreement are subject to the qualifications set forth in the TrueCar Disclosure Schedule, and in most cases certain of the reports of TrueCar filed with or furnished to the SEC on or after January 1, 2024 and publicly available at least two (2) business days prior to the date of the Merger Agreement (excluding any risk factor disclosures solely set forth under the heading “Risk Factors” (other than any factual information contained therein), any “forward-looking statements” disclaimer, and any other disclosures contained or referenced therein of information, factors or risk to the extent they are predictive, cautionary or forward -looking in nature (other than any factual information contained therein)).

Furthermore, certain of the representations and warranties in the Merger Agreement made by TrueCar are qualified as to “materiality” or “Material Adverse Effect.” For purposes of the Merger Agreement, “Material Adverse Effect” means, with respect to TrueCar, any fact, event, circumstance, occurrence or effect: (i) having a material adverse effect on the condition (financial or otherwise), business, assets or results of operations of TrueCar and its subsidiaries, taken as a whole; or (ii) prevents or materially impairs or delays, or would reasonably be expected to prevent or materially impair or delay, the ability of TrueCar to consummate the transactions contemplated by the Merger Agreement, except that, solely with respect to clause (i), none of the following matters, either alone or in combination, will be taken into account when determining whether a Material Adverse Effect has occurred, is occurring or would reasonably be expected to occur:
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changes in generally accepted accounting principles in the United States, consistently applied (“GAAP”);

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changes in the financial or securities markets or in general economic or political conditions;

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changes in applicable law;

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changes generally affecting the industry in which TrueCar or its subsidiaries operate;

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acts of war, sabotage or terrorism;

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the announcement or consummation of the Transactions;

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any failure by TrueCar and its subsidiaries to meet any internal or published budgets, projections, forecasts or predictions of financial performance for any period, although this bullet will not prevent a party from asserting that any effect not otherwise excluded by other clauses of the definition of Material Adverse Effect that may have contributed to such failure independently constitutes or contributes to a Material Adverse Effect;

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any action taken (or omitted to be taken) by TrueCar or any of its subsidiaries that is required or expressly contemplated pursuant to the Merger Agreement;

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declines in the market price or trading volume of the shares of Common Stock, although this bullet will not prevent a party from asserting that any effect not otherwise excluded by other clauses of the definition of Material Adverse Effect that may have contributed to such change independently constitutes or contributes to a Material Adverse Effect; or

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earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wildfires or other natural disasters, weather conditions, epidemics, pandemics or disease outbreaks and other force majeure events;

except, with respect to the first five and the tenth bullets above, to the extent that such effect has had a disproportionate adverse effect on TrueCar and its subsidiaries, taken as a whole, relative to other participants in the industries in which TrueCar and its subsidiaries operate, such effect may be taken into account in determining whether a Material Adverse Effect has occurred to the extent it has a disproportionate adverse effect.
In the Merger Agreement, TrueCar has made customary representations and warranties to Parent and Merger Subsidiary that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. These representations and warranties relate to, among other things:
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due organization, valid existence, good standing and authority and qualification to conduct business with respect to TrueCar;

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TrueCar’s corporate power and authority to enter into and perform the Merger Agreement;

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the necessary vote of Company Stockholders in connection with the Merger Agreement and the Transactions;

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the enforceability of the Merger Agreement;

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the necessary approval and recommendation of the Board in connection with the Merger Agreement and the Transactions;

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the organizational documents of TrueCar and its subsidiaries;

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required governmental consents, approvals and regulatory filings in connection with the Merger Agreement and performance thereof;

•
the absence of any of the following as a result of TrueCar’s execution, delivery and performance of the Merger Agreement and the consummation of the transactions contemplated thereby: (i) conflicts, violations or breaches of the organizational documents of TrueCar or any of its subsidiaries; (ii) conflicts, violations or breaches of applicable laws; (iii) requirements to provide notices, obtain consents, make payments or take other actions under, the occurrence of breaches of or defaults under, or the ability of any Person to terminate or cancel, or accelerate or otherwise change the rights and obligations of the parties under, certain contracts; or (iv) liens being created or imposed on the assets of TrueCar or its subsidiaries;

•
the capital structure of TrueCar;

•
the subsidiaries of TrueCar;

•
the absence of undisclosed securities, options, warrants or other rights convertible into or exchangeable for TrueCar’s capital stock;

•
the absence of any obligations on the part of TrueCar or its subsidiaries to repurchase, redeem or acquire any of the capital stock of TrueCar;

•
the absence of accrued and unpaid dividends with respect to outstanding shares of Common Stock or Company Equity Awards;

•
the absence of certain arrangements relating to the voting or registration of Common Stock or other equity interests of TrueCar and its subsidiaries;

•
the absence of stockholder rights plans, “poison pills,” antitakeover plans similar devices to which TrueCar or any of its subsidiaries is subject, party or otherwise bound;

•
the accuracy and timeliness of TrueCar’s SEC filings;

•
TrueCar’s disclosure controls and procedures;

•
TrueCar’s internal controls over financial reporting;

•
TrueCar’s compliance with the listing and corporate governance rules and regulations of Nasdaq;

•
TrueCar’s financial statements;

•
the form and substance of, and the accuracy of information included in, this proxy statement;

•
since June 30, 2025, (a) TrueCar’s and its subsidiaries’ conduct of the business in the ordinary course of business consistent with past practice; and (b) the absence of: (i) certain actions taken by TrueCar or its subsidiaries or events that would have required the consent of Parent pursuant to the terms of the Merger Agreement had such actions or events occurred after the date of the Merger Agreement; and (ii) a Material Adverse Effect.

•
the absence of: (i) specified undisclosed liabilities; and (ii) off-balance sheet arrangements;

•
TrueCar’s compliance with laws and its permits;

•
compliance with applicable anti-corruption and anti-money laundering laws;

•
litigation matters;

•
certain real property and tangible property owned or leased by a TrueCar or a subsidiary thereof;

•
trademarks, patents, copyrights and other intellectual property matters, including technology and privacy matters;

•
tax matters;

•
employee benefit plans and labor and employment matters;

•
environmental matters;

•
the existence, enforceability and status of specified categories of TrueCar’s material contracts;

•
payment of fees to brokers in connection with the Merger Agreement;

•
the rendering of Morgan Stanley’s opinion to the Board;

•
the inapplicability of anti-takeover statutes to the Merger Agreement, the Support Agreements and the transactions contemplated by the foregoing;

•
insurance matters;

•
the absence of certain undisclosed transactions, agreements or understandings required to be disclosed under Item 404(a) of Regulation S-K;

•
the size of TrueCar under the HSR Act; and

•
the absence of other representations and warranties made with respect to TrueCar or its subsidiaries.

In the Merger Agreement, Parent has made customary representations and warranties to TrueCar that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. These representations and warranties relate to, among other things:
•
due organization, good standing and authority and qualification to conduct business with respect to Parent and Merger Subsidiary;

•
Parent’s and Merger Subsidiary’s authority to enter into and perform the Merger Agreement, the Support Agreements and the Equity Commitment Letter;

•
the enforceability of the Merger Agreement, the Support Agreements and the Equity Commitment Letter;

•
required governmental consents, approvals and regulatory filings in connection with the Merger Agreement and performance thereof;

•
the absence of any of the following as a result of Parent’s and Merger Subsidiary’s execution, delivery and performance of the Merger Agreement, the Support Agreements and the Equity Commitment Letter and the consummation by Parent and Merger Subsidiary of the transactions contemplated thereby: (i) conflicts, violations or breaches of the organizational documents of Parent and Merger Subsidiary; (ii) conflicts, violations or breaches of applicable laws; (iii) requirements to provide notices, obtain consents, make payments or take other actions under, the occurrence of defaults under, or the ability of any Person to terminate or cancel, or accelerate or otherwise change the rights and obligations of the parties under, certain contracts binding upon Parent or any of its subsidiaries; or (iv) liens being created or imposed on the assets of Parent or its subsidiaries;

•
accuracy of information to be provided in this proxy statement;

•
payment of fees to brokers in connection with the Merger Agreement;

•
the commitment to provide the Equity Financing to Parent, the availability of the Equity Financing and sufficiency of funds;

•
the solvency of the Surviving Corporation, on a consolidated basis, immediately following the consummation of the Transactions;

•
the absence of ownership of five percent (5%) or more of TrueCar’s capital stock by Parent and its affiliates;

•
the absence of any stockholder or management arrangements related to the Merger (except for the Equity Commitment Letter and the Support Agreements);

•
the size of Parent under the HSR Act;

•
the Deposit Amount; and

•
the exclusivity and terms of the representations and warranties made by TrueCar.

The representations and warranties in the Merger Agreement of each of TrueCar, Parent and Merger Subsidiary will not survive the consummation of the Merger or, except in the case of actual and intentional fraud, the termination of the Merger Agreement.

Conduct of Business Pending the Merger
The Merger Agreement provides that, except: (i) as required by applicable law; (ii) as expressly required by the Merger Agreement; (iii) as set forth in the TrueCar Disclosure Schedule; or (iv) if Parent consents in writing (such consent to not be unreasonably withheld, conditioned or delayed), from the date of the Merger Agreement until the Effective Time (or such earlier date and time on which the Merger Agreement is terminated in accordance with its terms), TrueCar will, and will cause its subsidiaries to, use reasonable best efforts to conduct its business in the ordinary course.
In addition, TrueCar has also agreed that, except with the prior written consent of Parent (which consent will not be unreasonably withheld, conditioned or delayed) or as expressly contemplated by the Merger Agreement or as set forth in the TrueCar Disclosure Schedule or as required by applicable law, from the date of the Merger Agreement until the Effective Time (or such earlier date and time on which the Merger Agreement is terminated in accordance with its terms), TrueCar will not, and will not permit any of its subsidiaries to, among other things (and subject to certain exceptions):
•
amend its certificate of incorporation, Bylaws or similar organizational documents;

•
adjust, split, combine or reclassify any shares of its capital stock;

•
declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock;

•
redeem, repurchase or otherwise acquire or offer to redeem, repurchase or otherwise acquire, any of the capital stock or other equity interests of TrueCar or any of the capital stock or other equity interests of any of TrueCar’s subsidiaries;

•
issue, deliver, pledge, grant, transfer, or sell any of the capital stock or other equity interests of TrueCar or any of TrueCar’s subsidiaries or authorize doing so;

•
amend any term of any capital stock or other equity interests of TrueCar or of any of TrueCar’s subsidiaries;

•
acquire (by merger, consolidation, acquisition of stock or assets or otherwise) any corporation or partnership or other business organization, or division thereof, or a material amount of the assets, securities, properties, interests or businesses of such Person;

•
sell, lease or otherwise transfer any of its material assets, securities, properties, interests or businesses;

•
make any material loans, advances or capital contributions to, or investments in, any other Person;

•
incur any indebtedness for borrowed money or guarantees of the same;

•
except as required by any Employee Plan (as defined in the Merger Agreement) as in effect as of the date of the Merger Agreement and disclosed to Parent or except as otherwise provided in the Merger Agreement or by applicable law:

•
announce or accelerate the vesting or payment of, or grant any compensatory equity award;

•
increase any severance or termination pay (or amend any existing severance pay or termination arrangement) for the benefit of any of the employees, directors, or other service providers of TrueCar or its subsidiaries;

•
establish, adopt, enter into or materially amend any material service, consulting, deferred compensation or other similar material contract;

•
increase the compensation or bonus opportunity payable or to become payable or benefits provided under any Employee Plan;

•
establish, adopt, materially amend or terminate any material Employee Plan;

•
hire any new employees not in the ordinary course of business or whose annualized base compensation and incentive compensation opportunity exceeds $250,000; or

•
terminate, other than for cause or an employee’s performance failure: (i) more than, in the aggregate, ten (10) employees holding a title below the vice president level; or (ii) any TrueCar employees holding a title of vice president or higher;

•
change TrueCar’s methods of accounting, except as required by concurrent changes in GAAP or in Regulation S-X of the Exchange Act;

•
(A) make, revoke or change any material tax election, (B) adopt or change any material accounting method for tax purposes or change any tax accounting period, (C) request or agree to any extension or waiver of the statute of limitations relating to a material amount of taxes, (D) file any material amended tax return, (E) enter into any “closing agreement” described in Section 7121 of the Code (or any similar provision of state, local or non-U.S. applicable law), (F) surrender any right to claim a material tax refund, (G) settle, adjust or compromise any audit, examination, claim or other proceeding relating to a material tax liability, or (H) prepare and file any material tax return in a manner materially inconsistent with past practice;

•
waive, settle or compromise any material cause of action, proceeding, claim, charge, complaint, suit, hearing, litigation, audit, arbitration, inquiry or investigation (whether civil, criminal, administrative, judicial or investigative) that is by or before any governmental authority and involves or is against TrueCar or any of its subsidiaries;

•
enter into, materially amend or modify or terminate, any Material Contracts (as defined in the Merger Agreement);

•
engage in any transaction with, or enter into any contract or other arrangement or understanding with, any affiliate of TrueCar or other Person covered by Item 404 of Regulation S-K that would be required to be disclosed under Item 404(a) of Regulation S-K;

•
adopt a plan or agreement of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization or otherwise change its form of legal entity;

•
implement any employee layoffs, plant closings, reductions in force, furloughs, temporary layoffs or other such actions at a level that triggers the WARN Act;

•
incur or commit to incur any capital expenditure greater than $500,000 in the aggregate;

•
modify any privacy policies of TrueCar or any of its subsidiaries or integrity, security, or operation of TrueCar’s information technology systems in a manner that would materially impede the ability of TrueCar or any of its subsidiaries to conduct their businesses as they are currently conducted;

•
abandon, allow to lapse, sell, assign, transfer, grant any security interest in, otherwise encumber of dispose of any intellectual property owned by TrueCar or its subsidiaries, or grant any right or license to any such intellectual property;

•
adopt or implement any stockholder rights plan or similar arrangement;

•
enter into any voting agreement, voting trust, stockholder agreement or other similar contract applicable to or governing the voting of any shares of capital stock of TrueCar or equity, membership, partnership or other interests in any of TrueCar’s subsidiaries; or

•
agree, resolve or commit to do any of the foregoing.

Special Meeting
Subject to the terms and conditions of the Merger Agreement, TrueCar agreed to cause the Special Meeting to be duly called and held as soon as reasonably practicable (and no later than thirty (30) days following the first mailing of this proxy statement to TrueCar Stockholders) for the purpose of obtaining the Company Stockholder Approval.
Once established, TrueCar is not permitted to change the record date for the Special Meeting without the prior written consent of Parent (such consent not to be unreasonably withheld, delayed or conditioned), unless required by applicable law. Subject to the terms and conditions of the Merger Agreement, the Board is required to: (i) include the Company Board Recommendation in favor of the Merger Proposal in this proxy statement; (ii) use reasonable best efforts to obtain the Company Stockholder Approval (which efforts must include engaging a reputable proxy solicitor on customary terms); and (iii) otherwise comply with all applicable laws relating to the Special Meeting.

Notwithstanding the foregoing, if on a date for which the Special Meeting is scheduled, TrueCar has not received proxies representing a sufficient number of shares of Common Stock to constitute a quorum or to obtain the Company Stockholder Approval, TrueCar will have the right to make postponements or adjournments of the Special Meeting (except that TrueCar may not postpone, recess or adjourn the Special Meeting more than two (2) times or to a date that is less than five (5) business days before the End Date pursuant to this sentence without Parent’s prior written consent).
TrueCar will use reasonable best efforts to keep Parent reasonably informed regarding its solicitation efforts and voting results following the dissemination of this proxy statement to TrueCar Stockholders. Without the prior written consent of Parent, the adoption of the Merger Agreement and the Transactions (including the Merger) will be the only matter (other than procedural matters including stockholder approval of golden parachute compensation) that TrueCar may propose to be acted on at the Special Meeting.
If the Board makes an Adverse Recommendation Change, it will not alter the obligation of TrueCar to submit the adoption of the Merger Agreement and the approval of the Merger to a vote of the holders of Common Stock at the Special Meeting, unless the Merger Agreement is terminated in accordance with its terms prior to the Special Meeting.
Go Shop; No Solicitation; Other Offers
Go Shop
During the period beginning on the date of the Merger Agreement and continuing until the No-Shop Period Start Date and notwithstanding anything to the contrary contained in specified provisions of the Merger Agreement that are summarized below under the caption “No Solicitation or Negotiation”, TrueCar and its subsidiaries and their respective Representatives had the right to:
•
solicit, initiate and knowingly take any action to facilitate or encourage the submission of any Acquisition Proposal from any third party that is not a No-Shop Party;

•
continue, encourage, enter into or participate in any discussions or negotiations with, furnish any non-public information relating to TrueCar or any of its subsidiaries or afford access to the business, properties, assets, books or records of TrueCar or any of its subsidiaries to any third party that is not a No-Shop Party in furtherance of any Acquisition Proposal pursuant to an Acceptable Confidentiality Agreement; provided that (A) all such information (to the extent not previously provided or made available to Parent) was required to be provided or made available to Parent prior to or substantially concurrently with the time it is provided or made available to such third party (and in any event within twenty-four (24) hours), and (B) TrueCar and its subsidiaries were prohibited from paying, agreeing to pay or causing to be paid or reimbursed, or agreeing to reimburse or causing to be reimbursed, the expenses of any such third party in connection with any Acquisition Proposal or inquiry; and

•
approve, authorize, agree, or publicly announce any intention to do any of the actions described in the preceding two bullets; provided that if any such action had the effect of withdrawing or amending, qualifying or modifying the Company Board Recommendation, in each case, in a manner adverse to Parent, such action would be deemed to be an Adverse Recommendation Change unless the Board reaffirmed the Company Board Recommendation in connection with such action.

No Solicitation or Negotiation
Under the terms of the Merger Agreement, except as expressly permitted by the exceptions described above under the caption “Go Shop” and certain exceptions described below, until the earlier to occur of the termination of the Merger Agreement pursuant to its terms or the Effective Time, neither TrueCar nor any of its subsidiaries may, and TrueCar and its subsidiaries must cause their respective Representatives not to, directly or indirectly:
•
solicit, initiate or knowingly take any action to facilitate or encourage any Acquisition Proposal;

•
continue, encourage, enter into or participate in any discussions or negotiations with, furnish any non-public information relating to TrueCar or any of its subsidiaries, or afford access to the business, properties, assets, books or records of TrueCar or any of its subsidiaries to any third party in furtherance of any Acquisition Proposal;
•
make an Adverse Recommendation Change (as defined below);

•
amend or grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of TrueCar or any of its subsidiaries;

•
enter into any Alternative Acquisition Agreements;

•
approve, except at the written request or with the prior written consent of Parent, any transaction under, or any third party becoming an “interested stockholder” under, Section 203 of the DGCL; or

•
approve, authorize, agree, or publicly announce any intention to do any of the foregoing.

In addition, subject to certain exceptions described below, TrueCar was required to, and was required to cause its Representatives, its subsidiaries and its subsidiaries’ Representatives to, do the following: (i) with respect to any No-Shop Party, on the date of the Merger Agreement; and (ii) with respect to any other third party (other than an Excluded Party), on the No-Shop Period Start Date:
•
cease immediately and cause to be terminated any and all existing discussions or negotiations, if any, with any third party and its Representatives conducted prior to the date of the Merger Agreement with respect to any Acquisition Proposal;

•
promptly request that all copies of all confidential information that TrueCar or any of its Representatives have distributed or made available to any such third party in connection with their consideration of any Acquisition Proposal (and all analyses and other materials prepared by or on behalf of such third party that contains, reflects or analyzes that information) be promptly destroyed or returned to the extent required by any confidentiality or similar agreement with such third party; and

•
cause any physical or virtual data room to no longer be accessible to or by any such third party.

If after the date of the Merger Agreement and prior to obtaining the Company Stockholder Approval, TrueCar or any of its Representatives receives a bona fide Acquisition Proposal that is not a result of a breach of the provisions of the Merger Agreement that govern the solicitation of Acquisition Proposals, then TrueCar and its Representatives may enter into an Acceptable Confidentiality Agreement and make inquiries for the purpose of clarifying such Acquisition Proposal as is reasonably necessary to determine if such Acquisition Proposal constitutes or could reasonably be expected to lead to a Superior Proposal.
Additionally, if the Board reasonably determines that such Acquisition Proposal constitutes or could reasonably be expected to lead to a Superior Proposal, then TrueCar and its Representatives may:
•
enter into and participate in negotiations or discussions with the third party and its Representatives making such an Acquisition Proposal; and

•
furnish to such third party or its Representatives non-public information relating to TrueCar or any of its subsidiaries or afford access to the business, properties, assets, books or records of TrueCar or any of its subsidiaries pursuant to an Acceptable Confidentiality Agreement; provided that all such information not previously provided or made available to Parent is provided or made available to Parent prior to or substantially concurrently with the time it is provided or made available to such third party.

Certain Notices
At any time from the date of the Merger Agreement until the earlier to occur of the termination of the Merger Agreement and the Effective Time, TrueCar will:
•
notify Parent promptly, but in no event later than twenty-four (24) hours, after TrueCar (or any of its Representatives) receives:

•
any Acquisition Proposal;

•
any request for non-public information relating to TrueCar or any of its subsidiaries or for access to the business, properties, assets, books or records of TrueCar or any of its subsidiaries by any third party that could reasonably be expected to make, or has made, an Acquisition Proposal; or

•
any discussions or negotiations that are sought to be initiated or continued with TrueCar or any of its subsidiaries or any of its or their respective Representatives from any Person (other than Parent) with respect to any Acquisition Proposal, which notice must include: (i) a copy (if in writing) of documents or written summary of material terms (if oral) relating to any such expression of interest, proposal, offer or request for information; and (ii) the identity of the Person from which such expression of interest, proposal, offer or request for information was received; and

•
keep Parent reasonably informed of the status of any such Acquisition Proposal (including any copies (if in writing) of documents or written summaries of material terms (if oral) of any proposed agreements and material amendments or modifications thereto, and a copy of any other documents provided by the relevant counterparty relating thereto) and the status of any discussions or negotiations regarding any such Acquisition Proposal, and in the case of any proposed or agreed upon modification to the terms of any such Acquisition Proposal, TrueCar must notify Parent of such modification promptly, but in no event later than twenty-four (24) hours, of TrueCar’s or any of its subsidiaries’ or any of its or their respective Representatives’ knowledge of any such modification.

Certain Definitions
For purposes of this proxy statement and the Merger Agreement:
“Acceptable Confidentiality Agreement” means a confidentiality agreement with TrueCar that contains provisions that are no less favorable in the aggregate to TrueCar than those contained in the confidentiality agreement between TrueCar and Fair (other than with respect to any standstill or similar provision).
“Acquisition Proposal” means, other than the Transactions, any inquiry, offer or proposal from a third party relating to:
(1)
any acquisition or purchase, directly or indirectly, of 20% or more of the consolidated assets of TrueCar and its subsidiaries or 20% or more of any class of equity or voting securities of TrueCar or any of its subsidiaries whose net revenues, net income or assets, individually or in the aggregate, constitute 20% or more of the consolidated net revenues, net income or fair market value of the assets of TrueCar and its subsidiaries;

(2)
any tender offer (including a self-tender offer) or exchange offer that, if consummated, would result in a third party beneficially owning 20% or more of any class of equity or voting securities of TrueCar or any of its subsidiaries whose net revenues, net income or assets, individually or in the aggregate, constitute 20% or more of the consolidated net revenues, net income or assets of TrueCar and its subsidiaries; or

(3)
any merger, consolidation, share exchange, business combination, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving TrueCar or any of its subsidiaries whose net revenues, net income or assets, individually or in the aggregate, constitute 20% or more of the consolidated net revenues, net income or assets of TrueCar and its subsidiaries and that would have any of the effects specified in item (1) above.

“Superior Proposal” means a bona fide written Acquisition Proposal that did not result from breach of the Merger Agreement’s prohibitions on soliciting Acquisition Proposals, for at least a majority of the outstanding shares of Company Stock or all or substantially all of the consolidated assets of TrueCar and its subsidiaries on terms that the Board determines in good faith, after considering the advice of its financial advisor and outside legal counsel and taking into account all the financial, regulatory, legal and other terms and conditions of the Acquisition Proposal (including the identity of the Person making such Acquisition Proposal and the likelihood of consummation), if consummated, is more favorable from a financial point of view to the Company Stockholders than the Transactions.

No Change of Recommendation
Subject to certain exceptions described below, neither TrueCar nor any of its subsidiaries may, and TrueCar and its subsidiaries must cause their respective Representatives not to, directly or indirectly, withdraw or amend, qualify or modify, in each case, in a manner adverse to Parent, the Company Board Recommendation (or recommend, adopt, approve, endorse or otherwise declare advisable an Acquisition Proposal or make any public statement inconsistent with the Company Board Recommendation), it being understood that it will be considered a modification of the Company Board Recommendation adverse to Parent if:
•
any Acquisition Proposal structured as a tender or exchange offer is commenced by a Person other than a member of the Parent Affiliated Group (as defined in the Merger Agreement) and the Board fails to publicly recommend against acceptance of such tender or exchange offer by the Company Stockholders in any solicitation or recommendation statement on Schedule 14D-9 filed by TrueCar with the SEC in connection with such tender offer or exchange offer;

•
any Acquisition Proposal is publicly announced by a Person other than a member of the Parent Affiliated Group (other than by the commencement of a tender or exchange offer) and the Board fails to issue a public press release within ten (10) business days of such public announcement providing that the Board reaffirms the Company Board Recommendation; or

•
TrueCar fails to include the Company Board Recommendation in this proxy statement (any of the foregoing, an “Adverse Recommendation Change”).

For the avoidance of doubt, nothing in the Merger Agreement prohibits the Board from: (i) complying with Rule 14e-2(a) under the Exchange Act with regard to an Acquisition Proposal so long as any action taken or statement made to so comply is consistent with the Merger Agreement; provided that any such action taken or statement made that relates to an Acquisition Proposal will be deemed to be an Adverse Recommendation Change unless the Board reaffirms the Company Board Recommendation in such statement or in connection with such action; or (ii) issuing a “stop, look and listen” disclosure or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act.
Permitted Change of Recommendation — Superior Proposal
If at any time prior to obtaining the Company Stockholder Approval, TrueCar has received a bona fide Acquisition Proposal that (i) is not a result of a breach of the Merger Agreement and (ii) the Board determines in good faith, after consultation with its financial advisor and outside legal counsel, constitutes a Superior Proposal, then the Board may make an Adverse Recommendation Change and/or cause TrueCar to terminate the Merger Agreement in accordance with its terms in order to enter into a definitive Alternative Acquisition Agreement in respect of such Superior Proposal, in each case if and only if:
•
the failure to take such action would be inconsistent with the fiduciary duties of the Board under applicable law; and

•
prior to taking any such action:

•
TrueCar notifies Parent of its intent to take such action, which notice must specify, as applicable, the identity of the Person making any Superior Proposal and the material terms and conditions thereof (including copies of any proposed draft Alternative Acquisition Agreement); and

•
during the period ending at 11:59 p.m. (Pacific Time) on the fifth (5th) business day immediately following the date of the notice described in the preceding bullet, if Parent so requests, TrueCar must, and must direct its Representatives to, negotiate with Parent and its Representatives (in each case to the extent Parent desires to so negotiate), to amend the Merger Agreement such that the Superior Proposal giving rise to such notice would no longer constitute a Superior Proposal.

If the financial or other material terms of the relevant Acquisition Proposal are materially amended or modified, then TrueCar will be required to deliver to Parent a new notice pursuant to the immediately preceding bullets, except that the “notice period” will instead end at 11:59 p.m. (Pacific Time), on the third (3rd) business day immediately following the date such new notice is delivered to Parent (but such new notice will not shorten the initial five (5) business day “notice period” described in the second bullet above).

Permitted Change of Recommendation — Intervening Event
Other than in connection with a Superior Proposal, prior to obtaining the Company Stockholder Approval, the Board may, in response to an Intervening Event, make an Adverse Recommendation Change, if and only if:
•
the Board determines, in good faith, after consultation with outside legal counsel, that the failure to take such action would be inconsistent with the fiduciary duties of the Board to TrueCar Stockholders under applicable law; and

•
prior to taking any such action:

•
TrueCar notifies Parent of its intent to take such action, which notice must specify, as applicable, the fact, event, change or development in circumstances giving rise to an Intervening Event; and

•
during the period ending at 11:59 p.m. (Pacific Time) on the fifth (5th) business day following the date of the notice described in the preceding bullet, if Parent so requests, TrueCar must, and must direct its Representatives to, negotiate with Parent and its Representatives (in each case to the extent Parent desires to so negotiate), to amend the Merger Agreement such that the Intervening Event giving rise to such notice would no longer provide the basis for an Adverse Recommendation Change.

For purposes of this proxy statement and the Merger Agreement, “Intervening Event” means, with respect to TrueCar, a material fact, event, change or development in circumstances that:
•
arises after the date of the Merger Agreement and was not known (or if known, the consequences or magnitude of which were not known or reasonably foreseeable) to the Board as of or prior to the date of the Merger Agreement; and

•
did not result from or arise out of the announcement or pendency of the Transactions or any action taken or not taken by the Company that is required or expressly contemplated pursuant to the Merger Agreement; provided, however, that in no event will the following facts, events, changes or development in circumstances constitute an Intervening Event:

•
the receipt, existence, or terms of an Acquisition Proposal (which, for the purposes of the Intervening Event definition, is read without reference to the percentage thresholds set forth in the definition thereof);

•
any change in the market price or trading volume of the Company Stock (it being understood that this bullet will not prevent TrueCar from asserting that any fact, event, change or development in circumstances not otherwise excluded that may have contributed to such change may constitute an Intervening Event);

•
the mere fact, in and of itself, that TrueCar meets or exceeds any internal or published financial projections or forecasts for any period ending on or after the date of the Merger Agreement (it being understood that this bullet will not prevent TrueCar from asserting that any fact, event, change or development in circumstances not otherwise excluded that may have contributed to meeting or exceeding any internal or published financial projections may constitute an Intervening Event); or

•
changes in general economic or geopolitical conditions, or changes in conditions in the global, international or U.S. economy generally.

Access to Information
Subject to applicable law and the confidentiality agreement between TrueCar and Fair, from the date of the Merger Agreement until the earlier to occur of the Effective Time and the termination of the Merger Agreement in accordance with its terms, TrueCar will, upon reasonable advance notice and subject to certain limitations set forth in the Merger Agreement:
•
afford Parent and its Representatives reasonable access during normal business hours to the personnel, properties, contracts, and books and records of TrueCar and its subsidiaries; and

•
furnish to Parent and its Representatives such financial and operating data and other information concerning the business and operations of TrueCar and its subsidiaries as Parent and its Representatives may reasonably request (including, subject to customary redaction, any applicable approved minutes of the meetings of the Board and any committees thereof).

Resignations
At the written request of Parent, TrueCar will use reasonable best efforts to cause any director or officer of TrueCar or any director or officer of any of TrueCar’s subsidiaries to resign in such capacity, with such resignations to be effective as of the Effective Time. Such resignations will only constitute resignation as a director or officer of TrueCar or its subsidiaries, and will not, for the avoidance of doubt, affect his or her employment with TrueCar or any of its subsidiaries.
Payoff Letters
TrueCar must, and must direct its Representatives to, use reasonable best efforts to deliver or cause to be delivered to Parent at least five (5) business days prior to the Closing an executed payoff letter, in the form attached to the Merger Agreement, or final invoices, in customary forms, from certain Representatives set forth on the TrueCar Disclosure Schedule, with respect to all fees, costs and expenses of TrueCar and its subsidiaries incurred or to be incurred prior to and through the Closing Date in connection with the negotiation, preparation and execution of the Merger Agreement, and the consummation of the Transactions and the Merger (collectively, “Company Transaction Expenses”), and setting forth the information and containing the terms required by the Merger Agreement.
Conduct of Parent
Parent is not permitted to, and must cause its subsidiaries not to, from the date of the Merger Agreement to the Effective Time, take any action or fail to take any action that is intended to, or would reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impede the ability of Parent and Merger Subsidiary to consummate the Merger or the other Transactions.
Obligations of Merger Subsidiary
Parent is required to execute a written consent approving and adopting the Merger Agreement and the Transactions in its capacity as the sole stockholder of Merger Subsidiary and take all other actions necessary to cause Merger Subsidiary to perform its obligations under the Merger Agreement and to consummate the Merger and the other Transactions on the terms and conditions set forth in the Merger Agreement.
Voting of Shares
Parent will vote all shares of Common Stock beneficially owned by it or any of its subsidiaries in favor of the approval and adoption of the Merger Proposal at the Special Meeting.
Director and Officer Liability
Parent will cause the Surviving Corporation, and the Surviving Corporation agrees, to:
•
for at least six (6) years after the Effective Time and to the fullest extent permitted by the DGCL or any other applicable law and provided under TrueCar’s certificate of incorporation and Bylaws in existence as of the date of the Merger Agreement:

•
indemnify and hold harmless each Indemnified Person in respect of acts or omissions occurring prior to the Effective Time and arising from such Indemnified Person’s service as a director or officer of TrueCar; and

•
pay, on an as incurred basis, the reasonable fees and expenses of any Indemnified Person (including reasonable fees of counsel) in advance of the final disposition any proceeding that is the subject of the right to indemnification described in this bullet and the bullet immediately below, within thirty (30) days of receipt by the Surviving Corporation from such Indemnified

Person of a written claim therefor, provided that with respect to this bullet, such Indemnified Person must undertake to reimburse the Surviving Corporation for all amounts so advanced if a court of competent jurisdiction determines, by a final, non-appealable order, that such Indemnified Person is not entitled to indemnification pursuant to the preceding bullet; and
•
cause to be maintained in effect, for six (6) years after the Effective Time, provisions in the Surviving Corporation’s certificate of incorporation and bylaws (or in such documents of any successor to the Surviving Corporation) regarding elimination of liability of directors and officers, indemnification of officers, directors and employees and advancement of expenses that are no less advantageous to the intended beneficiaries than the corresponding provisions in the Company’s certificate of incorporation in existence on the date of the Merger Agreement.

Prior to the Effective Time, TrueCar will cause the Surviving Corporation as of the Effective Time to, obtain and fully pay the premium for the non-cancellable extension of the D&O Insurance, in each case for a claims reporting or discovery period of at least six (6) years from and after the Effective Time with respect to any claim related to any period or time at or prior to the Effective Time, or the Company shall purchase from an insurance carrier with the same or better credit rating as TrueCar’s current insurance carrier with respect to D&O Insurance comparable D&O Insurance with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under TrueCar’s existing policies with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against a director or officer of TrueCar or any of its subsidiaries by reason of him or her serving in such capacity that existed or occurred at or prior to the Effective Time (including in connection with the Merger Agreement or the transactions or actions contemplated by the Merger Agreement).
If TrueCar or the Surviving Corporation for any reason fail to obtain such “tail” insurance policies as of the Effective Time, the Surviving Corporation will:
•
continue to maintain in effect, for a period of at least six (6) years from and after the Effective Time, the D&O Insurance in place as of the date of the Merger Agreement with TrueCar’s current insurance carrier or with an insurance carrier with the same or better credit rating as TrueCar’s current insurance carrier with respect to D&O Insurance with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under TrueCar’s existing policies as of the date of the Merger Agreement; or

•
purchase from TrueCar’s current insurance carrier or from an insurance carrier with the same or better credit rating as TrueCar’s current insurance carrier with respect to D&O Insurance comparable D&O Insurance for such six-year period with terms, conditions, retentions and limits of liability that are no less favorable than as provided in TrueCar’s existing policies as of the date hereof; provided, however, that: (i) in no event will Parent or the Surviving Corporation be required to expend for such policies pursuant to this sentence an aggregate amount in excess of 300% of the amount per annum that TrueCar paid in its last full fiscal year; and (ii) if the aggregate premiums of such insurance coverage exceed such amount, the Surviving Corporation will be obligated to obtain a policy with the greatest coverage available, with respect to matters occurring prior to the Effective Time, for a cost not exceeding such amount.

If Parent, the Surviving Corporation or any of its successors or assigns:
•
consolidates with or merges with or into any other Person and is not the continuing or surviving Person of such consolidation or merger; or

•
transfers or conveys all or substantially all of its properties and assets to any Person,

then, and in each such case, to the extent necessary, proper provision will be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, will assume the obligations set forth in the directors’ and officers’ liability covenants contained in the Merger Agreement.
Each Indemnified Person is a third-party beneficiary of the directors’ and officers’ liability covenants contained in the Merger Agreement. The rights of each Indemnified Person under such covenants:

•
are in addition to any rights such Person may have under the certificate of incorporation or Bylaws of TrueCar or any of its subsidiaries, or under the DGCL or any other applicable law or under any agreement of any Indemnified Person with TrueCar or any of its subsidiaries set forth on the TrueCar Disclosure Schedule, and nothing in the Merger Agreement will modify, abridge, narrow or restrict any such rights;

•
will, if any claim is made against any Indemnified Person prior to the sixth (6th) anniversary of the Effective Time, survive consummation of the Merger continue in effect with respect to such claim until the final disposition of that claim; and

•
will be enforceable by each Indemnified Person and their successors, heirs and representatives.

Employee Matters
The Merger Agreement provides that, for a period of twelve (12) months following the Effective Time (the “Continuation Period”), Parent will provide or cause the Surviving Corporation to provide to each employee of TrueCar or any of its subsidiaries who is employed immediately prior to the Effective Time and continues to be employed immediately following the Effective Time by Parent, the Surviving Corporation or a subsidiary thereof (each a “Continuing Employee”):
•
a base salary or hourly wage rate that is not substantially less than that provided to such Continuing Employee immediately prior to the Closing Date;

•
target short-term cash incentive opportunities (including annual cash bonuses, but excluding commissions or other incentives, long-term incentives and equity or equity-based compensation or opportunities) that are substantially similar, in the aggregate, to those provided to such Continuing Employee immediately prior to the Closing Date (including annual cash bonuses, but excluding commissions or other incentives, long-term incentives and equity or equity-based compensation or opportunities), unless the Continuing Employee’s classification under the Fair Labor Standards Act changes following the date of the Merger Agreement; and

•
other employee benefits (excluding any equity or equity-based, nonqualified deferred compensation, retention, severance, incentive, bonus, change in control or transaction compensation or arrangements, and defined benefit pension and post-employment welfare benefits) that are substantially comparable in the aggregate, to those provided to such Continuing Employee by TrueCar or the applicable subsidiary thereof immediately prior to the Closing Date under the Employee Plans identified in the TrueCar Disclosure Schedule (excluding any equity or equity-based, nonqualified deferred compensation, retention, severance, incentive, bonus, change in control or transaction compensation or arrangements and defined benefit pension and post-employment welfare benefits).

In addition, during the Continuation Period:
•
Parent will provide or cause the Surviving Corporation to provide each Continuing Employee whose employment is terminated by Parent or one of its subsidiaries with severance benefits and on terms and conditions, in each case, that are no less favorable than the severance payments and benefits that an individual at such Continuing Employee’s level is eligible to receive pursuant to the severance guidelines set forth in the TrueCar Disclosure Schedule;

•
with respect to any employee benefit plan, program or arrangement sponsored by Parent, the Surviving Corporation or any other subsidiary of Parent in which a Continuing Employee is eligible to participate after the Effective Time in substitution for a similar Employee Plan in which such Continuing Employee participated immediately prior to the Effective Time, Parent will use, and shall cause the Surviving Corporation to use, reasonable best efforts to cause such employee benefit plan, program or arrangement (each, a “New Benefit Plan”) to treat, for purposes of determining such Continuing Employee’s: (i) eligibility to participate, vesting (other than with respect to vesting of equity and equity-based compensation and awards); and (ii) solely with respect to severance, vacation and similar paid time off, level of benefits, each Continuing Employee’s service with TrueCar or any of its subsidiaries (as well as service with any predecessor employer of TrueCar or any such subsidiary, to the extent service with the predecessor employer is recognized by the TrueCar or such subsidiary) as service with Parent or any of its respective subsidiaries; provided, that such service need not be taken into account to the extent it would result in duplication of benefits for the same period of service or was not taken into account for such purposes under the corresponding Employee Plan;
•
with respect to any New Benefit Plan that is a welfare plan, Parent will, and will cause the Surviving Corporation to, use reasonable best efforts to:

•
waive all limitations as to preexisting conditions and exclusions and waiting periods and actively-at-work and evidence of insurability requirements with respect to participation and coverage requirements applicable to the Continuing Employees eligible to participate in such New Benefit Plan (and their eligible dependents and beneficiaries), to the extent such limitations were waived, satisfied or did not apply to such employees or eligible dependents or beneficiaries under the corresponding welfare Employee Plan in which such employees participated immediately prior to the Effective Time;

•
provide such Continuing Employees and their eligible dependents and beneficiaries with credit for any co-payments and deductibles paid prior to the Effective Time in satisfying any analogous deductible or out-of-pocket maximum requirements to the extent applicable under such New Benefit Plan; and

•
credit the accounts of each Continuing Employee pursuant to any Parent or subsidiary benefit plan that is a flexible spending plan with any unused balance in the account of such Continuing Employee for the year in which the closing occurs.

All vacation or paid time off accrued by Continuing Employees under the vacation or paid time off policies of the Company will be carried over by Parent or the employing subsidiaries, as applicable, and will be permitted to be maintained up to the levels permitted under the applicable policy of the Company and will not be subject to accrual limits or other forfeiture and shall not limit future accruals.
The parties to the Merger Agreement agreed that all provisions contained in the employee matters covenant are solely for the benefit of the parties to the Merger Agreement, and that:
•
no: (i) employee of TrueCar or any of its subsidiaries; (ii) Continuing Employee; or (iii) any other Person (including any beneficiary or dependent thereof) will be regarded for any purpose as a third party beneficiary of the Merger Agreement; and

•
no provision of the employee matters covenant:

•
creates rights in any such Persons in respect of any benefits that may be provided, directly or indirectly, under any Employee Plan or any compensation or benefit plan, program, agreement or policy of Parent or any of its subsidiaries; or

•
will, or will be construed to:

•
prevent or restrict in any way the right of Parent, the Surviving Corporation or any of Parent’s other affiliates to terminate, reassign, promote or demote any employee, consultant, director or other service provider (or to cause any of the foregoing actions) at any time following the Effective Time, or to change (or cause the change of) the terms and conditions of employment or service of any such employee, consultant, director or other service provider at any time following the Effective Time;

•
be an amendment to, modification, termination or establishment of, any Employee Plan or compensation or benefit plan, program, agreement, arrangement or policy of Parent or any of its subsidiaries;

•
prevent Parent, the Surviving Corporation or any of Parent’s affiliates from amending, or any of its subsidiaries from amending, modifying, terminating or establishing any Employee Plan or other compensation or benefit plan, program, agreement, arrangement or policy after the Effective Time.

Financing
Equity Financing
Pursuant to the Equity Commitment Letter, the Investor has committed to contribute (or cause to be contributed) the Commitment to Parent at the Closing for the purpose of funding a portion of the Required Amount for Closing. The obligation of the Investor to provide the Equity Financing under the Equity Commitment Letter is subject to a number of conditions, which are discussed above under “The Merger — Financing of The Merger — Equity Financing.”
Subject to the terms and conditions of the Merger Agreement, each of Parent and Merger Subsidiary are not permitted to, without the prior written consent of the Company, effect or permit any replacement, amendment or modification to be made to, or any waiver of any provision or remedy pursuant to, the Equity Commitment Letter if such replacement, amendment, modification or waiver would reasonably be expected to:
•
reduce the aggregate amount of the Equity Financing contemplated in the Equity Commitment Letter;

•
impose new or additional conditions or other terms or otherwise expand, amend or modify any of the conditions to the receipt of the Equity Financing;

•
materially delay or prevent the Closing;

•
make the timely funding of the Equity Financing, or the satisfaction of the conditions to obtaining the Equity Financing, less likely to occur in any material respect; or

•
adversely impact the ability of Parent, Merger Subsidiary or the Company, as applicable, to enforce its rights against the Investor under the Equity Commitment Letter.

In addition, Parent is not permitted to, without the prior written consent of the Company, provide its consent, pursuant to the Equity Commitment Letter, to any assignment of the Commitment evidenced by the Equity Commitment Letter.
To the extent not requiring the Company’s consent pursuant to the preceding bullets, Parent is required to notify the Company in writing of any replacement, amendment, modification, or waiver of any rights under, or any notices received by Parent pursuant to a specified provision of, the Equity Commitment Letter promptly after the time such replacement, amendment, modification or waiver is agreed or such notice is provided by the Investor, as applicable.
Upon any such assignment, replacement, amendment or modification, or waiver under, such Equity Commitment Letter in accordance with the requirements set forth in the preceding bullets, the Merger Agreement’s definition of the term “Equity Commitment Letter” will mean such Equity Commitment Letter as so assigned, replaced, amended, modified or waived (and consequently the term “Equity Financing” will mean the Equity Financing contemplated by such Equity Commitment Letter as so replaced, amended, modified or waived), including in each case, for the avoidance of doubt, in respect of any Alternative Financing (as defined below) or Additional Equity Financing.
Subject to the terms and conditions of the Merger Agreement, prior to the Effective Time, each of Parent and Merger Subsidiary is required to use its respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper and advisable to consummate and obtain the Equity Financing on the terms and conditions described in the Equity Commitment Letter, including using its reasonable best efforts to:
•
maintain in effect the Equity Commitment Letter;

•
satisfy on a timely basis the Financing Conditions applicable to Parent and Merger Subsidiary;

•
consummate the Equity Financing at or prior to the Closing;

•
comply with its obligations pursuant to the Equity Commitment Letter; and

•
enforce its rights pursuant to the Equity Commitment Letter.

Alternative Financing
If all or any portion of the Equity Financing becomes unavailable on the terms and conditions set forth in the Equity Commitment Letter (other than as a result of the Company’s breach of any provision of the Merger Agreement, or failure to satisfy certain conditions to the Closing), Parent must:
•
promptly notify the Company of such unavailability and the reason for such unavailability; and

•
use its reasonable best efforts to arrange and obtain the Equity Financing or such portion of the Equity Financing from the same or alternative sources, in an amount equal to the aggregate amount of the Equity Financing as contemplated by the Equity Commitment Letter as of the date of the Merger Agreement (the “Alternative Financing”); provided that Parent will not be required to:

•
arrange or obtain any Alternative Financing having terms and conditions less favorable to Parent, taken as a whole, than those contained in the Equity Commitment Letter; or

•
seek financing in an amount in excess of the amount of the Equity Financing as contemplated by the Equity Commitment Letter in effect as of the date of the Merger Agreement; provided, further, that Parent must deliver to the Company complete and correct copies of all replacements, amendments, supplements, other modifications or agreements pursuant to which any Alternative Financing shall be made available to Parent promptly after the time such replacements, amendments, supplements, other modifications or agreements are agreed.

If the Alternative Financing is obtained, the term “Equity Financing” as used in the Merger Agreement will be deemed to include any Alternative Financing, and the term “Equity Commitment Letter” as used in the Merger Agreement will be deemed to include the commitment letter with respect to such Alternative Financing.
Additional Equity Financing
If the aggregate amount of the Equity Financing committed to be funded at the Closing, in combination with the Deposit Amount and the amount of the Company’s Cash on Hand at the Closing, would not reasonably be expected to equal or exceed the aggregate amount of the Merger Consideration payable pursuant to the Merger Agreement, plus the aggregate amount of the Company Transaction Expenses and Parent Transaction Expenses, then Parent must, and must cause its affiliates to, use its and their respective reasonable best efforts to arrange and obtain the Additional Equity Financing.
Parent must deliver to the Company complete and correct copies of all agreements pursuant to which any Additional Equity Financing is made available to Parent promptly after the time such agreements are agreed, which agreements must:
•
provide that the Company is an express third-party beneficiary thereunder, entitled to enforce the Equity Commitment Letters related to any such Additional Equity Financing in accordance with their terms; and

•
not impose any conditions on the funding, investing or use of the full amount of the Additional Equity Financing contemplated by any such Equity Commitment Letters that are in any material respect less favorable to the Company and the Company Stockholders than the conditions precedent set forth in Section 1.d. of the Equity Commitment Letter, dated as of October 14, 2025 between the Company and the Investor.

In the event the Additional Equity Financing is obtained, the Merger Agreement’s definition of the term: (i) “Equity Financing” will be deemed to include any Additional Equity Financing; and (ii) “Equity Commitment Letter” as will be deemed to include the commitment letters with respect to such Additional Equity Financing.
Parent must
•
provide the Company, upon reasonable request, with such information and documentation as shall be reasonably necessary to allow the Company to monitor the progress of the Equity Financing, including any Additional Equity Financing; and

•
promptly notify the Company in writing of:

•
any breach or default by any party to any Equity Commitment Letter or any definitive agreement related thereto;

•
the receipt by Parent or Merger Subsidiary or any of their affiliates or representatives of any written notice or other written communication from any Person with respect to any actual or anticipated breach, default, termination or repudiation by any party to any Equity Commitment Letter or any definitive agreement related thereto or any provision of the Equity Financing.

Regulatory Authorizations and Consents
Subject to the terms and conditions of the Merger Agreement, TrueCar and Parent will use their reasonable best efforts to promptly take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable law to consummate the Transactions as promptly as practicable after the date of the Merger Agreement, including:
•
preparing and filing as promptly as practicable with any governmental authority or other third party all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents;

•
obtaining and maintaining all approvals, consents, registrations, permits, authorizations and other confirmations required to be obtained from any governmental authority or other third party that are necessary, proper or advisable to consummate the Transactions; and

•
resolving any concerns under applicable antitrust laws raised by any Governmental Authority.

In furtherance and not in limitation of the foregoing, to the extent required by applicable law, each of Parent and TrueCar agreed to:
•
make, or cause to be made, an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the Transactions as promptly as practicable after any determination is made that the representations and warranties relating to the HSR Act that the Company and Parent made in the Merger Agreement are or are reasonably likely to become inaccurate;

•
supply as promptly as practicable any additional information that may be requested by any Governmental Authority pursuant to the HSR Act or other applicable antitrust laws; and

•
use their reasonable best efforts to take other actions necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act as soon as practicable.

In addition, the parties to the Merger Agreement agreed:
•
that Parent and TrueCar will share equally all filing fees under the HSR Act;

•
that neither party will, and each of them will cause their respective affiliates not to, take any action that would reasonably be expected to adversely affect the approval of any Governmental Authority of any of the filings described above;

•
that neither party may, without the prior written consent of the other party (such consent by the Company not to be unreasonably withheld, conditioned or delayed): (i) extend any waiting period under the HSR Act (including by withdrawing and refiling any filing pursuant to the HSR Act); or (ii) enter into any agreement with a governmental authority to delay or not to consummate the Transactions;

•
that each party to the Merger Agreement will:

•
promptly notify the other parties to the Merger Agreement of any substantive oral or written communication it receives from any governmental authority relating to the matters that are the subject of the regulatory authorizations and consents covenant;

•
permit the other parties to the Merger Agreement to review in advance any substantive written communication proposed to be made by such party (or its Representatives) to any governmental authority;

•
provide the other parties to the Merger Agreement with copies of all substantive correspondence, filings or other written communications between them or any of their Representatives, on the one hand, and any governmental authority, on the other hand, with respect to the Merger Agreement, subject to appropriate limitations on the exchange of competitively sensitive information consistent with applicable antitrust laws;

•
that no party to the Merger Agreement will agree to participate in any substantive meeting or discussion with any governmental authority in respect of any such filings, investigation or other inquiry unless:

•
to the extent reasonably practicable, it consults with the other parties to the Merger Agreement in advance; and

•
to the extent reasonably practicable and permitted by such governmental authority, it gives the other parties hereto the opportunity to attend and participate at such meeting; and

•
that subject to the confidentiality agreement between TrueCar and Fair and to appropriate limitations on the exchange of competitively sensitive information consistent with applicable antitrust laws, the parties to the Merger Agreement will coordinate and cooperate fully with each other in exchanging such information and providing such assistance as the other parties hereto may reasonably request in connection with the foregoing and in seeking termination of any applicable waiting period.

In addition, if any proceeding by any Governmental Authority or other Person is commenced that questions the validity or legality of the Transactions under applicable antitrust laws, the parties are required to cooperate and use reasonable best efforts to defend against such proceeding and, if any order (temporary or otherwise) is issued in such proceeding, the parties are required to use reasonable best efforts to have such order vacated, lifted, reversed or overturned and to cooperate reasonably regarding any other impediment to the consummation of the Transactions.
Notwithstanding anything in the Merger Agreement to the contrary, nothing in the Merger Agreement will require Parent or any of its affiliates to:
•
propose, negotiate, commit to or effect by consent decree, hold separate order or otherwise, the sale, divestiture, licensing or disposition of any assets, rights, product lines or businesses of Parent, the Company or any of their respective subsidiaries or affiliates;

•
terminate any existing relationships, contractual rights or obligations of Parent, the Company or any of their respective subsidiaries or affiliates;

•
terminate any joint venture or other arrangement of Parent, the Company or any of their respective subsidiaries or affiliates;

•
create any relationship, contractual rights or obligations of Parent, the Company or any of their respective subsidiaries or affiliates;

•
effectuate any other change, ownership or restructuring of Parent, the Company or any of their respective subsidiaries or affiliates; or

•
otherwise take or commit to take actions, including prior approval restrictions, that limit Parent’s or its affiliates’ freedom of action with respect to, or their ability to retain or operate, any of the businesses, product lines or assets of Parent, the Company or their respective subsidiaries or affiliates; provided, that the Company will only be required to take or commit to take any such action, or agree to any such condition or restriction consented to by Parent, if such action, commitment, agreement, condition or restriction is binding on the Company only in the event the Closing occurs.

Parent is required to cause the person (as such term is defined by specified rules and regulations of, and interpreted by, the Federal Trade Commission) within which the Parent is included to take any action required of Parent under the provisions of the Merger Agreement governing regulatory authorizations and consents, including, but not limited to, filing a Notification and Report Form pursuant to the HSR Act.

Public Announcements
Parent and the Company must:
•
consult with each other before issuing any press release, having any communication with the press (whether or not for attribution), making any other public statement or scheduling any press conference or conference call with investors or analysts with respect to the Merger Agreement or the Transactions; and

•
not issue any press release or make any other public statement or schedule any press conference or conference call without the consent of the other party (except in respect of any public statement or press release as may be required by applicable law or any listing agreement with or rule of any national securities exchange).

The foregoing restrictions do not apply to any public statement or press release in connection with any Superior Proposal or Intervening Event.
Section 16 Matters
Prior to the Effective Time, the Company must take all such steps as may be required to cause the Transactions and any disposition of Common Stock (including derivative securities with respect to Common Stock) in connection with the Transactions by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.
Transaction Litigation
TrueCar shall:
•
provide Parent with prompt notice of the commencement of any stockholder litigation brought or threatened in writing or, to the Company’s knowledge, verbally, against the Company or its directors or officers relating to the Merger Agreement or the Transactions;

•
keep Parent reasonably: (i) informed with respect to the status thereof (including by promptly providing copies of all pleadings with respect thereto); and (ii) apprised of the proposed strategy and other significant decisions with respect to any transaction litigation (except that the Company need not communicate or disclose to Parent information that is protected from disclosure to third parties by attorney-client privilege or the work product doctrine if, in the reasonable opinion of counsel leading the defense of the transaction litigation and after giving effect to any common interest or joint defense agreement entered into between Parent and the Company, communication or disclosure of the particular information would waive the attorney-client privilege or work product protection);

•
give reasonable and good faith consideration to Parent’s advice with respect to such transaction litigation;

•
be entitled to direct and control the defense of any transaction litigation;

•
consult with Parent regarding, and give Parent the right to jointly cooperate with the Company in the proposed strategy and any other significant decisions with respect to, the defense, negotiation or settlement of the litigation (to the extent that the attorney-client privilege between the Company and its counsel is not undermined or otherwise affected after giving effect to any common interest or joint defense agreement entered into between Parent and the Company); and

•
not settle any such litigation without Parent’s prior written consent (which consent shall not be unreasonably withheld, delayed or conditioned).

Takeover Laws
Each of Parent, Merger Subsidiary and the Company and the members of their respective boards of directors must use their respective reasonable best efforts to ensure that no Takeover Law (as defined in the Merger Agreement) is or becomes applicable to any of the Transactions.

If any Takeover Law becomes, or may purport to be, applicable to the Transactions, each of Parent, Merger Subsidiary and the Company and the members of their respective boards of directors must:
•
use their respective reasonable best efforts to grant such approvals and take such actions as are necessary so that the Transactions may be consummated as promptly as practicable on the terms and conditions contemplated by the Merger Agreement; and

•
otherwise act to lawfully eliminate the effect of any Takeover Law on any of the Transactions.

Stock Exchange Delisting; Deregistration
Prior to the Effective Time, the Company must cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable laws and rules and policies of Nasdaq to cause the delisting of the Common Stock from Nasdaq and the deregistration of the Common Stock under the Exchange Act as promptly as practicable after the Effective Time.
Conditions to the Closing of the Merger
Conditions to Each Party’s Obligations to Effect the Merger
Each party’s obligations to effect the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable law) of the following conditions at or prior to the Closing:
•
the Company Stockholder Approval must have been obtained;

•
no Governmental Authority having enacted, issued, promulgated, enforced or entered any applicable law, whether temporary, preliminary or permanent, that restrains, enjoins, renders illegal or otherwise prohibits the consummation of the Merger or the Transactions that remains in effect;

•
if applicable, the waiting period (including any extensions thereof) under the HSR Act relating to the Merger and the Transactions must have expired or been terminated; and

•
there must not be pending any material cause of action, proceeding, suit, hearing, litigation, audit, arbitration, mediation, notice of violation, enforcement action, or investigation (whether civil, criminal, administrative, judicial or investigative) by or before any Governmental Authority that is brought by the DOJ or FTC under any applicable antitrust law: (i) challenging or seeking to restrain, enjoin, render illegal or otherwise prohibit the consummation of the Merger or the Transactions; or (ii) seeking to prohibit Parent or the Surviving Corporation’s ownership or operation of all or any portion of the Company’s business or assets under any applicable antitrust law as a result of the Merger or the Transactions.

Conditions to Parent’s and Merger Subsidiary’s Obligations to Effect the Merger
In addition, the obligations of Parent and Merger Subsidiary to effect the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable law) of the following conditions at or prior to the Closing:
•
TrueCar must have performed and complied in all material respects with all of its obligations, covenants and agreements under the Merger Agreement required to be performed or complied with by it at or prior to the Closing;

•
the representations and warranties of TrueCar contained in the Merger Agreement regarding: (i) certain aspects of the capitalization of TrueCar relating to the authorized and outstanding shares of TrueCar’s Common Stock and preferred stock and the absence of undisclosed securities, options, warrants or other rights with respect to TrueCar’s capital stock (in each case, as set forth in specified sections of the Merger Agreement); and (ii) brokers, in each case, must have been true and correct in all respects at and as of the date of the Merger Agreement and must be true and correct in all respects (except, with respect to the representation and warranty regarding TrueCar’s outstanding Common Stock, for any de minimis inaccuracies) at and as of the Effective Time as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which only need to be so true as of such time);
•
each of the representations and warranties of TrueCar contained in the Merger Agreement regarding the corporate existence and power of TrueCar, TrueCar’s corporate authorization to enter into the Merger Agreement and consummate the Transactions, the enforceability of the Merger Agreement, certain other aspects of TrueCar’s capitalization (other than as set forth in specified sections of the Merger Agreement), the Company Equity Awards, the corporate existence and power, capitalization and organizational documents of TrueCar’s subsidiaries and the rendering of Morgan Stanley’s opinion to the Board must have been true and correct in all material respects at and as of the date of the Merger Agreement and must be true and correct in all material respects at and as of the Effective Time as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which only need to be so true as of such time); and

•
each of the other representations and warranties of TrueCar contained in the Merger Agreement (disregarding all materiality and Material Adverse Effect qualifications contained therein) must have been true and correct as of the date of the Merger Agreement and must be true and correct as of the Effective Time as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which only need to be so true as of such time), with only such exceptions as have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

•
since the date of the Merger Agreement, there must not have been a Material Adverse Effect; and

•
the receipt by Parent of a certificate signed by an executive officer of TrueCar, certifying that the conditions described in the preceding five (5) bullets have been satisfied.

Conditions to TrueCar’s Obligations to Effect the Merger
In addition, the obligations of TrueCar to effect the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable law) of the following conditions at or prior to the Closing:
•
each of Parent and Merger Subsidiary must have performed and complied with in all material respects all of its obligations, covenants, and agreements under the Merger Agreement required to be performed or complied with by it at or prior to the Closing;

•
each of the representations and warranties of Parent contained in the Merger Agreement regarding the corporate existence and power of Parent and Merger Subsidiary, Parent’s and Merger Subsidiary’s corporate authorization to enter into the Merger Agreement, the Support Agreements and the Equity Commitment Letter and to consummate the Transactions, the enforceability of the Merger Agreement, the Support Agreements and the Equity Commitment Letter and brokers must have been true and correct in all material respects at and as of the date of the Merger Agreement and must be true and correct in all material respects at and as of the Closing Date as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which only need to be so true as of such time);

•
each of the other representations and warranties of Parent contained in the Merger Agreement (disregarding all materiality and Parent Material Adverse Effect (as defined in the Merger Agreement) qualifications contained therein) must have been true and correct at and as of the date of the Merger Agreement and must be true and correct at and as of the Closing Date as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which only need to be so true as of such time), with only such exceptions as have not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect; and

•
the receipt by the Company of a certificate signed by an executive officer of Parent, certifying that the conditions described in the preceding three (3) bullets have been satisfied.

Termination of the Merger Agreement
Termination by Mutual Consent
The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time (notwithstanding receipt of the Company Stockholder Approval) by the mutual written agreement of TrueCar and Parent.
Termination by Either TrueCar or Parent
The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time (notwithstanding receipt of the Company Stockholder Approval) by either TrueCar or Parent if:
•
the Merger has not been consummated on or before the End Date; provided, however, that the right to terminate the Merger Agreement pursuant to this bullet will not be available to any party if the failure of the Merger to be consummated by such time was primarily caused by the failure of such party to perform or comply with any of its obligations under the Merger Agreement;

•
any order, judgement injunction, ruling, writ, award or decree by a court or other Governmental Authority of competent jurisdiction permanently restraining, enjoining or otherwise permanently prohibiting consummation of the Merger becomes final and non-appealable; provided, however, that the right to terminate the Merger Agreement pursuant to this bullet will not be available to a party if (i) the issuance, enforcement or entry of any such order, judgement, injunction, ruling, writ, award or decree, or (ii) such order, judgement, injunction, ruling, writ, award or decree becoming final and non-appealable, was primarily caused by the failure of such party to perform or comply with any of its obligations under the Merger Agreement; or

•
at the Special Meeting (or any adjournment or postponement thereof) at which a vote on the approval of the Merger Proposal was taken, the Company Stockholder Approval is not obtained; provided, however, that in the event the Board has made an Adverse Recommendation Change, TrueCar may only terminate the Merger Agreement pursuant to this bullet if it has paid to Parent the Termination Fee pursuant to the Merger Agreement.

Termination by Parent
The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time (notwithstanding receipt of the Company Stockholder Approval) by Parent if:
•
a Fundamental Termination Event occurs; or

•
(i) there has been a breach of any covenant or agreement on the part of TrueCar set forth in the Merger Agreement; or (ii) any representation or warranty of TrueCar set forth in the Merger Agreement becomes inaccurate, and such breach or inaccuracy, in the cases of clauses (i) or (ii), (A) would result in certain conditions to the Closing not being satisfied and (B) is not curable within thirty (30) days, or if curable, is not cured within thirty (30) days of notice from Parent of such breach; provided, however, that the right to terminate the Merger Agreement pursuant to this bullet will not be available to Parent if Parent or Merger Subsidiary is then in breach of any covenant, agreement, representation or warranty contained in the Merger Agreement that, in each case would result in a failure of a condition precedent to TrueCar’s obligation to consummate the Merger.

Termination by TrueCar
The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time (notwithstanding receipt of the Company Stockholder Approval) by TrueCar if:
•
prior to receipt of the Company Stockholder Approval, the Board authorizes TrueCar, subject to compliance with the provisions of the Merger Agreement that govern the solicitation of Acquisition Proposals, to enter into an Alternative Acquisition Agreement concerning a Superior Proposal; provided that in the event of such termination, TrueCar substantially concurrently enters into such

Alternative Acquisition Agreement; provided, further, that TrueCar may only terminate the Merger Agreement pursuant to this bullet if it has paid to Parent the Termination Fee payable pursuant to the Merger Agreement;
•
(i) there has been a breach of any covenant or agreement on the part of Parent or Merger Subsidiary set forth in the Merger Agreement; or (ii) any representation or warranty of Parent and Merger Subsidiary set forth in the Merger Agreement becomes inaccurate, and such breach or inaccuracy, in either case, (A) would result in certain conditions to the Closing not being satisfied and (B) is not curable within thirty (30) days, or if curable, is not cured within thirty (30) days of notice from TrueCar to Parent of such breach; provided, however, that the right to terminate the Merger Agreement pursuant to this bullet will not be available to TrueCar if TrueCar is then in breach of any covenant, agreement, representation or warranty contained in the Merger Agreement that, in each case would result in a failure of a condition precedent to Parent’s and Merger Subsidiary’s obligations to consummate the Merger; or

•
a Parent Failure to Close occurs.

Effect of Termination
If the Merger Agreement is validly terminated pursuant to the termination provisions described above, then the Merger Agreement will become void and of no further effect and the Transactions will be abandoned without liability of any party (or any stockholder or Representative of such party) to any other party thereto, except that:
•
the following provisions of the Merger Agreement (and the corresponding definitions of any defined terms used in each of those provisions) will survive the termination of the Merger Agreement: (i) the provisions governing the effect of termination; (ii) the provisions governing public announcements; and (iii) the Merger Agreement’s miscellaneous provisions; and

•
except for and subject in all cases to the Merger Agreement’s provisions governing limitations on the parties’ liability, neither the Company nor Parent will be relieved or released from any liabilities or damages arising out of its actual and intentional fraud under Delaware common law or Willful Breach (as defined below) prior to the termination of the Merger Agreement.

For purposes of this proxy statement and the Merger Agreement, “Willful Breach” means any breach of any of the covenants or agreements set forth in the Merger Agreement that is the consequence of an action or omission by any party if such party knew or should have known that the taking of such action or the failure to take such action would be a material breach of the Merger Agreement.
Termination Fees and Expenses; Limitations on Liability
Company Termination Fee
TrueCar will be required to pay Parent the $8,000,000 Termination Fee if:
•
Parent terminates the Merger Agreement following the occurrence of a Fundamental Termination Event;

•
Parent or the Company terminates the Merger Agreement: (i) because the Company Stockholder Approval was not obtained at the Special Meeting (or any adjournment or postponement thereof) at which a vote on the approval of the Merger Proposal was taken; and (ii) the Board made an Adverse Recommendation Change; or

•
(i) TrueCar terminates the Merger Agreement prior to receipt of the Company Stockholder Approval because the Board authorized TrueCar to enter into a definitive Alternative Acquisition Agreement concerning a Superior Proposal; and (ii) such termination does not occur either (x) prior to the No-Shop Period Start Date or (y) within ten (10) business days following the No-Shop Period Start Date with respect to a Superior Proposal made by an Excluded Party.

In addition, TrueCar will be required to pay the $8,000,000 Termination Fee to Parent if:
•
the Merger Agreement is terminated:

•
by Parent because: (i) any covenant or agreement on the part of TrueCar set forth in the Merger Agreement has been breached; or (ii) any representation or warranty of TrueCar set forth in the Merger Agreement has become inaccurate, and such breach or inaccuracy, in the cases of clauses (i) or (ii), (A) resulted in certain conditions to the Closing not being satisfied and (B) was not curable within thirty (30) days, or if curable, was not cured within thirty (30) days of notice from Parent to TrueCar of such breach; provided, however, that neither Parent nor Merger Subsidiary was then in breach of any covenant, agreement, representation or warranty contained in the Merger Agreement that, in each case would result in a failure of a condition precedent to TrueCar’s obligation to consummate the Merger; or
•
by Parent or the Company:

•
because the Merger has not been consummated on or before the End Date; provided that in the case of termination by the Company pursuant to this bullet, the failure of the Merger to be consummated by the End Date did not result from a material breach by Parent of any provision of the Merger Agreement; or

•
because the Company Stockholder Approval was not obtained at the Special Meeting (or any adjournment or postponement thereof) at which a vote on the approval of the Merger Proposal was taken; and

•
each of the following conditions is satisfied:

•
after the date of the Merger Agreement and prior to: (i) the Special Meeting (in the case of a termination as a result of a failure to obtain the Company Stockholder Approval at the Special Meeting); or (ii) the termination of the Merger Agreement (in the case of a termination for any other reason listed above), an Acquisition Proposal is publicly announced or otherwise is communicated to the Board; and

•
within twelve (12) months following the date of such termination, the Company enters into a definitive agreement with respect to an Acquisition Proposal or an Acquisition Proposal is consummated (provided, that for purposes of this bullet, each reference to “20%” in the definition of Acquisition Proposal will be deemed to be a reference to “50%”).

Notwithstanding the foregoing, TrueCar shall be required to pay the Reduced Termination Fee if:
•
TrueCar validly terminates the Merger Agreement prior to receipt of the Company Stockholder Approval because the Board authorized TrueCar to enter into a definitive Alternative Acquisition Agreement concerning a Superior Proposal; and

•
such termination occurs either: (i) prior to the No-Shop Period Start Date; or (ii) within ten (10) business days following the No-Shop Period Start Date with respect to a Superior Proposal made by an Excluded Party.

Parent Termination Fee
Parent will be required to pay TrueCar the Parent Termination Fee if TrueCar terminates the Merger Agreement because:
•
(i) any covenant or agreement on the part of Parent or Merger Subsidiary set forth in the Merger Agreement has been breached; or (ii) any inaccuracy in any representation or warranty of Parent and Merger Subsidiary set forth in the Merger Agreement has become inaccurate, and such breach or inaccuracy, in either case, (A) resulted in certain conditions to the Closing not being satisfied and (B) was not curable within thirty (30) days, or if curable, was not cured within thirty (30) days of notice from TrueCar to Parent of such breach; provided, however, that TrueCar was not then in breach of any covenant, agreement, representation or warranty contained in the Merger Agreement that, in each case would result in a failure of a condition precedent to Parent’s and Merger Subsidiary’s obligations to consummate the Merger; or

•
a Parent Failure to Close has occurred.

Parent Transaction Expenses; Refund of Deposit Amount; Enforcement Expenses
Reimbursement of Parent Transaction Expenses
If the Merger Agreement is terminated by the Company or Parent because the Company Stockholder Approval was not obtained at the Special Meeting (or any adjournment or postponement thereof) at which a vote on the approval of the Merger Proposal was taken and the Board did not make an Adverse Recommendation Change, then the Company is required to reimburse Parent and its affiliates (including for this purpose, the Investor) by wire transfer of immediately available funds, no later than three (3) business days after such termination, for 100% of their out-of-pocket fees, costs, obligations owed to third parties and expenses (including reasonable fees and expenses of their counsel) that are actually incurred by Parent and its affiliates (including for this purpose, the Investor) in connection with the consideration, negotiation or consummation of the Merger Agreement or the Transactions (collectively, the “Parent Transaction Expenses”); provided that the maximum amount for which the Company will be obligated to reimburse Parent and its affiliates (including for this purpose, the Investor) will not exceed $3,000,000 in the aggregate.
Refund of Deposit Amount
In the event that the Merger Agreement is validly terminated other than pursuant to the provisions of the Merger Agreement that obligate Parent to pay the Parent Termination Fee, the Company will not be entitled to retain the Deposit Amount and must return the Deposit Amount, together with any investment earnings and interest earned thereon, to Parent as soon as reasonably practicable, but in any event within three (3) business days of such termination of the Merger Agreement, and, upon returning such amounts to Parent, the Company will be fully released and discharged of any obligation with respect to the Deposit Amount.
Enforcement Expenses
If the Company or Parent fails to promptly pay any amount due pursuant to the provisions of the Merger Agreement governing the payment of termination fees and the reimbursement of Parent Transaction Expenses, it will also be required to pay any the Enforcement Expenses incurred by the other party or its affiliates in connection with a legal proceeding to enforce the Merger Agreement that results in a judgment against the Company or Parent, as applicable, for such amount.
Limitations on Liability
Limitations on TrueCar’s Liability
Notwithstanding anything to the contrary in the Merger Agreement, in the event that the Company fails to effect the Closing as and when required pursuant to the Merger Agreement or otherwise breaches the Merger Agreement or fails to perform thereunder (whether willfully, intentionally, unintentionally or otherwise), then, except for an order of specific performance prior to the termination of the Merger Agreement as permitted by the Merger Agreement:
•
Parent’s and Merger Subsidiary’s sole and exclusive remedy (whether at law, in equity, in contract, in tort or otherwise) against (i) the Company and its subsidiaries; (ii) the former, current and future holders of any equity, partnership or limited liability company interest, controlling persons, directors, officers, employees, agents, attorneys, affiliates, members, managers, general or limited partners, stockholders or assignees of the Company or its subsidiaries; or (iii) any future holders of any equity, partnership or limited liability company interest, controlling persons, directors, officers, employees, agents, attorneys, affiliates, members, managers, general or limited partners, stockholders or assignees of any of the foregoing (collectively, the “Company Affiliated Group”) in respect of the Merger Agreement, any agreement executed in connection therewith and the Transactions contemplated thereby will be:

•
to terminate the Merger Agreement in accordance with its terms and collect, if due, the Termination Fee pursuant to the Merger Agreement (including any Enforcement Expenses and,

if applicable, any amounts owed pursuant to the provision of the Merger Agreement governing the Company’s reimbursement obligations with respect to Parent Transaction Expenses) from the Company; and
•
following the termination of the Merger Agreement by either party, Parent’s right to seek monetary damages from the Company in the event of the Company’s Willful Breach or actual and intentional fraud under Delaware common law prior to the termination of the Merger Agreement; and

•
upon payment of such amounts, no member of the Company Affiliated Group will have any further liability or obligation relating to or arising out of the Merger Agreement, any agreement executed in connection therewith or the Transactions contemplated thereby; provided, that in no event will Parent and Merger Subsidiary be entitled to:

•
payment of both monetary damages and the Termination Fee; or

•
both: (x) payment of any monetary damages and/or the Termination Fee; and (y) a grant of specific performance of the Merger Agreement or any other equitable remedy against the Company that results in the Closing.

Limitations on Parent’s Liability
Notwithstanding anything to the contrary in the Merger Agreement, in the event that Parent fails to effect the Closing as and when required pursuant to the Merger Agreement or otherwise breaches the Merger Agreement or fails to perform thereunder (whether willfully, intentionally, unintentionally or otherwise), except for an order of specific performance prior to the termination of the Merger Agreement, to the extent permitted by the Merger Agreement (including an order of specific performance against the Investor, to the extent permitted under and subject to the limitations set forth in the Equity Commitment Letter and the terms and conditions of the Merger Agreement), the sole and exclusive remedy of the Company and its affiliates (whether at law, in equity, in contract, in tort or otherwise) against (i) Parent and Merger Subsidiary; (ii) the former, current and future holders of any equity, partnership or limited liability company interest, controlling persons, directors, officers, employees, agents, attorneys, affiliates, members, managers, general or limited partners, stockholders, Investor, lenders, other financing parties or assignees of Parent or Merger Subsidiary; or (iii) any future holders of any equity, partnership or limited liability company interest, controlling persons, directors, officers, employees, agents, attorneys, affiliates, members, managers, general or limited partners, stockholders or assignees of any of the foregoing (collectively, the “Parent Affiliated Group”) in respect of the Merger Agreement, any agreement executed in connection therewith and the Transactions contemplated thereby will be to terminate the Merger Agreement in accordance with its terms and collect, if due, the Parent Termination Fee pursuant to the Merger Agreement (including any Enforcement Expenses) from Parent, and upon payment of such amounts, no member of the Parent Affiliated Group will have any further liability or obligation relating to or arising out of the Merger Agreement, any agreement executed in connection herewith or the Transactions contemplated hereby or thereby; provided that in no event will the Company be entitled to both (x) the Parent Termination Fee and (y) an order of specific performance or any other equitable remedy against Parent and Merger Subsidiary as permitted by the Merger Agreement that results in the Closing.
Amendments and Waivers
Any provision of the Merger Agreement may be amended or waived prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to the Merger Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective; provided that after the Company Stockholder Approval has been obtained there will be no amendment or waiver that would require the further approval of the Company Stockholders under the DGCL without such approval having first been obtained. No failure or delay by any party to the Merger Agreement in exercising any right, power or privilege thereunder will operate as a waiver of such right, power or privilege, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the parties to the Merger Agreement are cumulative and are not exclusive of any rights or remedies provided by applicable law. For purposes of this paragraph, Parent and Merger Subsidiary are treated collectively as a single party under the terms of the Merger Agreement.
Specific Performance
The parties to the Merger Agreement agreed that irreparable damage would occur in the event any provision of the Merger Agreement were not performed in accordance with the terms thereof and that any breach of the Merger Agreement would not be adequately compensated by monetary damages, and that such parties will be entitled to an injunction or injunctions to prevent breaches of the Merger Agreement or to enforce specifically the performance of the terms and provisions hereof, without proof of actual damages or inadequacy of legal remedy and without bond or other security being required, in addition to any other remedy to which they are entitled at law or in equity. The pursuit of specific enforcement by any party to the Merger Agreement will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy (whether at law or in equity) to which such party may be entitled at any time.
Notwithstanding anything to the contrary contained in the Merger Agreement, the parties to the Merger Agreement agreed that the Company will only be entitled to injunctive relief, specific performance or other equitable relief to enforce specifically the obligations of Parent and Merger Subsidiary to consummate the Closing if:
•
all of the mutual conditions precedent to the parties’, and all conditions precedent to each of Parent’s and Merger Subsidiary’s, obligations to consummate the Merger (other than conditions that by their nature are to be satisfied at the Closing, which conditions are capable of being satisfied if the Closing were to occur) have been satisfied or, to the extent permissible by applicable law, waived in accordance with the Merger Agreement;

•
Parent has failed to consummate the Merger on the date the Closing should have occurred pursuant to the Merger Agreement;

•
the Company has irrevocably confirmed to Parent in writing that, if Parent and Merger Subsidiary specifically perform their respective obligations under the Merger Agreement and the Equity Financing is funded, the Company is ready and willing to consummate the Merger; and

•
the proceeds of the Equity Financing have been funded or will be funded at the Closing on the terms (including the fulfillment of the Additional Financing Condition) set forth in the Equity Commitment Letter (including by way of enforcement by Parent or the Company of the Investor’s obligations to fund their applicable commitment amounts under the terms of the Equity Commitment Letter, to the extent permitted thereunder and subject to the limitations set forth therein).

While the Additional Financing Condition is a condition to the Company’s specific performance remedy, the Additional Financing Condition is not a condition to Parent’s requirement to consummate the Merger on the date of Closing. Therefore, if Parent fails to consummate the Merger on the date of Closing, even if the Additional Financing Condition is not satisfied, the Company would be entitled to receive the Parent Termination Fee if all of the conditions under the Merger Agreement, including those related to the payment of the Parent Termination Fee, are satisfied.
Third Party Beneficiaries
Except as set forth in the Merger Agreement, the parties agreed that their respective representations, warranties and covenants set forth in the Merger Agreement are solely for the benefit of the other parties to the Merger Agreement in accordance with and subject to the terms of the Merger Agreement. The Merger Agreement was not intended to, and will not, confer upon any other Person any rights or remedies under the Merger Agreement, except:
•
as set forth in or contemplated by the provisions of the Merger Agreement related to indemnification, exculpation and advancement of expenses; and

•
from and after the Effective Time, the rights of holders of shares of Common Stock and Company Equity Awards to receive the Merger Consideration set forth in the Merger Agreement.

Support Agreements
Caledonia Support Agreement
Pursuant to the Caledonia Support Agreement, Caledonia, among other things, has irrevocably and unconditionally agreed that, at any annual or special meeting of the Company Stockholders, including the Special Meeting, however called, including any adjournment or postponement thereof, Caledonia will (i) appear at each such meeting or otherwise cause all Subject Securities (as defined in the Caledonia Support Agreement) to be counted as present at such meeting for purposes of determining a quorum; and (ii) be present (in person or by proxy) and vote (or cause to be voted) all of the Subject Securities, unless otherwise directed in writing by Parent:
•
in favor of:

•
the Merger, the execution and delivery by the Company of the Merger Agreement and the adoption and approval of the Merger Agreement and the terms thereof;

•
any proposal to adjourn or postpone such meeting of the Company Stockholders to a later date if there are not sufficient votes to approve the Merger Agreement, the Merger and any other matters necessary to effect the Merger;

•
each of the other transactions contemplated by the Merger Agreement; and

•
any other transaction pursuant to which Parent or any subsidiary thereof proposes to acquire the Company in which the Company Stockholders would receive aggregate consideration per share equal to or greater than the consideration to be received by the Company Stockholders in the Merger; and

•
against:

•
any action or agreement which is intended or would reasonably be expected to impede, delay, postpone, interfere with, nullify, prevent or adversely affect, in each case in any material respect, the Merger or the Caledonia Support Agreement, including:

•
any other extraordinary corporate transaction, including any Acquisition Proposal made by any Person other than Parent and Merger Subsidiary;

•
any amendment to the certificate of incorporation or Bylaws of the Company;

•
any material change to the capitalization of the Company;

•
any change in a majority of the directors of the Board; and

•
any action, proposal, or agreement that would reasonably be expected to result in the breach of any covenant, representation or warranty or any other obligation or agreement under the Merger Agreement or the Caledonia Support Agreement; and

•
any Alternative Acquisition Agreement and any action in furtherance of any Alternative Acquisition Agreement.

Other than with respect to the matters discussed above, Caledonia does not have any obligation to vote its shares of Common Stock in any particular manner.
The Caledonia Support Agreement will terminate upon the earliest to occur, without any notice or other action by any Person, of: (i) the valid termination of the Merger Agreement in accordance with its terms, including in accordance with the provision thereof permitting the Company to terminate the Merger Agreement in order to enter into an Alternative Acquisition Agreement concerning a Superior Proposal; (ii) the date of any modification, waiver or amendment to any provision of the Merger Agreement that Caledonia does not consent to that reduces the amount or, changes the form of, the Merger Consideration; or (iii) the Effective Time.
Management Support Agreements
Pursuant to each Management Support Agreement, the Management Stockholder party thereto, among other things, has irrevocably and unconditionally agreed that, at any annual or special meeting of the Company Stockholders, including the Special Meeting, however called, including any adjournment or postponement thereof, such Management Stockholder will: (i) appear at each such meeting or otherwise cause all Subject Securities (as defined in the Management Support Agreements) owned by such Management Stockholder to be counted as present at such meeting for purposes of determining a quorum; and (ii) be present (in person or by proxy) and vote (or cause to be voted) all of the Subject Securities, unless otherwise directed in writing by Parent:
•
in favor of:

•
the Merger, the execution and delivery by the Company of the Merger Agreement and the adoption and approval of the Merger Agreement and the terms thereof;

•
any proposal to adjourn or postpone such meeting of the Company Stockholders to a later date if there are not sufficient votes to approve the Merger Agreement, the Merger and any other matters necessary to effect the Merger;

•
each of the other transactions contemplated by the Merger Agreement; and

•
any other transaction pursuant to which Parent or any subsidiary thereof proposes to acquire the Company in which the Company Stockholders would receive aggregate consideration per share equal to or greater than the consideration to be received by the Company Stockholders in the Merger; and

•
against:

•
any action or agreement which is intended or would reasonably be expected to impede, delay, postpone, interfere with, nullify, prevent or adversely affect, in each case in any material respect, the Merger or the Management Support Agreement, including:

•
any other extraordinary corporate transaction, including any Acquisition Proposal made by any Person other than Parent and Merger Subsidiary;

•
any amendment to the certificate of incorporation or Bylaws of the Company;

•
any material change to the capitalization of the Company;

•
any change in a majority of the directors of the Board; and

•
any action, proposal, or agreement that would reasonably be expected to result in the breach of any covenant, representation or warranty or any other obligation or agreement under the Merger Agreement or the Management Support Agreement; and

•
any Alternative Acquisition Agreement and any action in furtherance of any Alternative Acquisition Agreement.

In addition, each Management Stockholder agreed:
•
to not, and to not authorize or permit any of his or her affiliates or Representatives to, directly or indirectly, take any action that the Company would be prohibited from taking under the provisions of the Merger Agreement governing Acquisition Proposals;

•
that, if and to the extent the Company is required to do so under the Merger Agreement, such Management Stockholder would, and would cause its affiliates and Representatives to, cease immediately and cause to be terminated any solicitation, discussions and negotiations with any Person conducted prior to the date of such Management Support Agreement with respect to any Acquisition Proposal, or any inquiry, proposal or offer that could reasonably be expected to lead to an Acquisition Proposal; and

•
to notify, and to cause its affiliates and Representatives to notify, Parent of any Acquisition Proposal, any request for non-public information, any discussions or negotiations with any Person conducted prior to the date of the Management Support Agreement with respect to any Acquisition Proposal, and status of any Acquisition Proposal, including any significant modifications thereto that the Company would be obligated to notify Parent of under the Merger Agreement.

Notwithstanding the foregoing, no Management Stockholder is required to notify Parent of any discussions or negotiations to the extent the Company has notified Parent thereof.
Each Management Stockholder signed his or her Management Support Agreement solely in his or her capacity as a Company Stockholder, and not in his or her capacity as a director, officer or employee of the Company. Nothing in a Management Support Agreement will: (i) be construed as prohibiting the Management Stockholder party thereto or any of his or her Representatives who is an officer or member of the Board from taking any action (or failure to act) in his or her capacity as an officer or Board member or from taking any action with respect to any Acquisition Proposal in his or her capacity as such an officer or director or in the exercise of his or her fiduciary duties; or (ii) prevent or be construed to create any obligation on the part of any director or officer of the Company from taking any action in his or her capacity as such director or officer, and no action taken in any such capacity as an officer or director of the Company will be deemed to constitute a breach of the Management Support Agreements.
Other than with respect to the matters discussed above, the Management Stockholders do not have any obligation to vote their shares of Common Stock in any particular manner.
Each Management Support Agreement will terminate upon the earliest to occur, without any notice or other action by any Person, of: (i) the valid termination of the Merger Agreement in accordance with its terms; (ii) the date of any material modification, waiver or amendment to any provision of the Merger Agreement that the Management Stockholder does not consent to that reduces the amount or, changes the form of, the Merger Consideration, or (iii) the Effective Time.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information known to the Company regarding the beneficial ownership of Common Stock as of the Record Date by:
•
each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of the outstanding shares of Common Stock;

•
each of the Company’s current NEOs and directors; and

•
all of the Company’s current executive officers and directors of the Company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including securities that such he, she or it has the right to acquire within sixty (60) days, including options exercisable within sixty (60) days. Restricted stock units that do not vest within sixty (60) days of October 31, 2025, are not included in the beneficial ownership percentage. Except as described in the footnotes below and subject to applicable community property laws and similar laws, the Company believes that each person listed below has sole voting and investment power with respect to such shares.
The beneficial ownership of Common Stock is based on 88,940,050 shares of Common Stock issued and outstanding as of October 31, 2025. The inclusion herein of any shares as beneficially owned does not constitute an admission of beneficial ownership. Except as otherwise indicated, the address of each person who is listed in the table below is c/o TrueCar, Inc., 225 Santa Monica Blvd., 12th Floor, Santa Monica, California 90401.
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Shares Outstanding
5% Stockholders:
Caledonia (Private) Investments Pty Limited and Caledonia US, LP(1)	18,365,289	20.7%
United Services Automobile Association(2)	7,962,245	9.0%
BlackRock, Inc.(3)	6,237,051	7.0%
AutoNation, Inc.(4)	5,370,000	6.0%
Glazer Capital, LLC and Paul J. Glazer(5)	5,336,721	6.0%
Named Executive Officers and Directors:
Jantoon E. Reigersman(6)	1,240,391	1.4%
Oliver M. Foley(7)	101,701	*
Jill S. Angel(8)	122,798	*
Jeffrey J. Swart(9)	945,988	1.1%
Jay J. Ku(10)	129,260	*
Barbara A. Carbone(11)	259,073	*
Faye M. Iosotaluno(12)	237,680	*
Brendan L. Harrington(13)	332,877	*
Diego A. Rodriguez(14)	34,246	*
All current executive officers and directors as a group (8 persons)(15)	3,274,754	3.7%

*
Represents beneficial ownership of less than 1%.

(1)
Based on the most recently available Schedule 13G/A filed with the SEC on February 14, 2024, Caledonia (Private) Investments Pty Limited (“Caledonia Australia”) and Caledonia US, LP (“Caledonia US” and, together with Caledonia Australia, “Caledonia”) shared beneficial ownership, as well as voting and dispositive power with respect to all 18,365,289 reported shares. The Schedule 13G/A filed by Caledonia provides information as of December 31, 2023 and, consequentially, the beneficial ownership of Caledonia may have changed between December 31, 2023 and October 31, 2025. The address for Caledonia Australia is Level 10, 131 Macquarie Street, Sydney, NSW, 2000, Australia, and the address for Caledonia US is 650 Madison Avenue, 24th Floor, New York, New York 10022.
(2)
Based on the most recently available Schedule 13G/A filed with the SEC on February 13, 2024, the United Services Automobile Association (“USAA”) held sole voting and dispositive power with respect to all 7,962,245 shares. The Schedule 13G/A filed by USAA provides information as of December 31, 2023 and, consequently, the beneficial ownership of USAA may have changed between December 31, 2023 and October 31, 2025. The address for USAA is 9800 Fredericksburg Road, San Antonio, Texas 78288.

(3)
Based on the most recently available Schedule 13G/A filed with the SEC on April 17, 2025, BlackRock, Inc. (“BlackRock”) held sole voting power with respect to 6,114,831 shares and sole dispositive power with respect to 6,237,051 shares. The Schedule 13G/A filed by BlackRock provides information as of March 31, 2025 and, consequently, the beneficial ownership of Blackrock may have changed between March 31, 2025 and October 31, 2025. The address for BlackRock is 50 Hudson Yards, New York, New York 10055.

(4)
Based on the Schedule 13G filed with the SEC on November 14, 2022, AutoNation, Inc. and Auto Holdings, LLC (together, “AutoNation”) held shared voting and dispositive power with respect to 5,370,000 shares. The Schedule 13G filed by AutoNation provides information as of November 4, 2022 and, consequently, the beneficial ownership of AutoNation may have changed between November 4, 2022 and October 31, 2025. The address for AutoNation is 200 SW 1st Ave, Fort Lauderdale, Florida 33301.

(5)
Based on the Schedule 13G filed with the SEC on November 3, 2025, Glazer Capital, LLC and Paul J. Glazer (together, “Glazer”) shared beneficial ownership, as well as voting and dispositive power with respect to all 5,336,721 reported shares. The Schedule 13G filed by Glazer provides information as of October 27, 2025 and, consequently, the beneficial ownership of Glazer may have changed between October 27, 2025 and October 31, 2025. The address for Glazer is 250 West 55th Street, Suite 30A, New York, New York 10019.

(6)
Consists of: (i) 892,962 shares held of record by Mr. Reigersman; (ii) 272,482 shares subject to outstanding options exercisable within 60 days of October 31, 2025; and (iii) 74,947 shares issuable upon the vesting of Company RSUs and Company PSUs within 60 days of October 31, 2025.

(7)
Consists of: (i) 86,964 shares held of record by Mr. Foley; and (ii) 14,737 shares issuable upon the vesting of Company RSUs within 60 days of October 31, 2025.

(8)
Consists of: (i) 102,009 shares held of record by Ms. Angel; and (ii) 20,789 shares issuable upon the vesting of Company RSUs and Company PSUs within 60 days of October 31, 2025.

(9)
Consists of: (i) 268,532 shares held of record by Mr. Swart; (ii) 653,370 shares subject to outstanding options exercisable within 60 days of October 31, 2025; and (iii) 24,086 shares issuable upon the vesting of Company RSUs and Company PSUs within 60 days of October 31, 2025.

(10)
Consists of: (i) 73,205 shares held of record by Mr. Ku as of the termination of his employment with the Company, effective as of September 1, 2025; and (ii) 56,055 shares issued in connection with the acceleration of RSUs pursuant to the terms of the Separation Agreement and Release, dated September 4, 2025, by and between the Company and Mr. Ku.

(11)
Consists of 259,073 shares held of record by Ms. Carbone.

(12)
Consists of 237,680 shares held of record by Ms. Iosotaluno.

(13)
Consists of 332,877 shares held of record by Mr. Harrington.

(14)
Consists of 34,246 shares held of record by Mr. Rodriguez.

(15)
Consists of: (i) 2,214,342 shares held of record by our current executive officers and directors; (ii) 925,852 shares subject to outstanding options exercisable within 60 days of October 31, 2025; and (iii) 134,559 shares issuable upon the vesting of Company RSUs within 60 days of October 31, 2025.

THE ADVISORY COMPENSATION PROPOSAL (PROPOSAL 2)
The Proposal
As required by Item 402(t) of Regulation S-K under the Securities Act and Section 14A of the Exchange Act, the Company is providing Company Stockholders with the opportunity to cast a nonbinding, advisory vote on the golden parachute compensation that may become payable to its NEOs in connection with the completion of the Merger, as disclosed pursuant to Item 402(t) of Regulation S-K in the section of this proxy statement entitled “The Merger — Interests of Executive Officers and Directors of TrueCar in the Merger.”
Vote Required and Board Recommendation
The approval of the Advisory Compensation Proposal requires the affirmative vote of a majority of the voting power of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the Advisory Compensation Proposal, assuming a quorum is present. Accordingly, a failure to vote or a broker non-vote, if any, will not have any effect on the Advisory Compensation Proposal. An abstention, however, will count as a vote “AGAINST” the Advisory Compensation Proposal.
The Company believes that the information regarding golden parachute compensation that may become payable to its NEOs in connection with the completion of the Merger is reasonable and demonstrates that the Company’s executive compensation program was designed appropriately and structured to ensure the retention of talented executive officers and a strong alignment with the long-term interests of the Company Stockholders. This vote is not intended to address any specific item of compensation, but rather the overall compensation that may become payable to the Company’s NEOs in connection with the completion of the Merger. In addition, this vote is separate and independent from the vote on the Merger Proposal. The Company asks that Company Stockholders vote “FOR” the following resolution:
“RESOLVED, that the golden parachute compensation, as disclosed pursuant to Item 402(t) of Regulation S-K in the section of the proxy statement entitled “The Merger — Interests of Executive Officers and Directors of TrueCar in the Merger,” is hereby APPROVED by the Company Stockholders on a nonbinding, advisory basis.”
This vote is advisory, and, therefore, it will not be binding on the Company, nor will it overrule any prior decision or require the Board (or any committee thereof) to take any action. Because the Merger-related executive compensation to be paid in connection with the Merger is based on the terms of the Merger Agreement as well as the contractual arrangements with the Company’s NEOs, such compensation will be payable, regardless of the outcome of this advisory vote, if the Merger Proposal is approved (subject only to the contractual conditions applicable thereto). However, the Board values the opinions of the Company Stockholders, and to the extent that there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, the Board will consider stockholders’ concerns and will evaluate whether any actions are necessary to address those concerns. The Board will consider the affirmative vote of a majority of the voting power of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the Advisory Compensation Proposal that are cast “FOR” the foregoing resolution at the Special Meeting as advisory approval of the compensation that may become payable to the Company’s NEOs in connection with the completion of the Merger.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADVISORY COMPENSATION PROPOSAL

ADJOURNMENT PROPOSAL (PROPOSAL 3)
The Proposal
The Company is asking you to approve a proposal to adjourn the Special Meeting, from time to time, to a later date or dates if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal. If the Company Stockholders approve the Adjournment Proposal, the Company could adjourn the Special Meeting (and any adjourned session of the Special Meeting) and use the additional time to solicit additional proxies, including the solicitation of proxies from Company Stockholders that have previously returned properly executed proxies voting against the Merger Proposal (other than in respect of any proposal for which the vote has been taken and the polls have been closed at the Special Meeting). Among other things, approval of the Adjournment Proposal could mean that, even if the Company had received proxies representing a sufficient number of votes against the Merger Proposal such that the Merger Proposal would be defeated, the Company could adjourn the Special Meeting without a vote on the Merger Proposal and seek to convince the holders of those shares of Common Stock to change their votes to votes in favor of any such proposal. Additionally, the Company may adjourn the Special Meeting if a quorum is not present at the Special Meeting.
Vote Required and Board Recommendation
The approval of the Adjournment Proposal requires the affirmative vote of a majority of the voting power of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal, assuming a quorum is present. Accordingly, a failure to vote or broker non-vote, if any, will not have any effect on the Adjournment Proposal. An abstention, however, will count as a vote “AGAINST” the Adjournment Proposal. If there is no quorum, then either (i) the chairperson of the Special Meeting, or (ii) if the chairperson does not act, the Company Stockholders entitled to vote at the Special Meeting, present in person or represented by proxy, shall have power to adjourn the Special Meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented.
The vote on the Adjournment Proposal is a vote separate and independent from the vote on the Merger Proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

OTHER MATTERS
As of the date of this proxy statement, the Board knows of no matters that will be presented for consideration at the Special Meeting other than as described in this proxy statement.

APPRAISAL RIGHTS
If the Merger is consummated, a holder of Common Stock or “beneficial owner” (as defined in Section 262 of the DGCL) who does not vote in favor of the Merger Proposal and who properly demands appraisal of his, her or its shares of Common Stock, who does not effectively withdraw his, her or its demand or waive or lose the right to appraisal, and who otherwise complies with the requirements for perfecting and preserving appraisal rights, will be entitled to seek appraisal of, and receive payment in cash for the “fair value” of, his, her or its shares of Common Stock as determined by the Delaware Court of Chancery, together with interest to be paid, if any, on the amount determined to be the fair value, in lieu of the Merger Consideration they would otherwise be entitled to pursuant to the Merger Agreement. This is known as an appraisal right. Stockholders and beneficial owners electing to exercise appraisal rights must comply precisely with the requirements of Section 262 in order to demand and perfect their rights. Strict compliance with the statutory procedures is required to demand and perfect appraisal rights under Section 262.
The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262 of the DGCL, which is attached to this proxy statement as Annex F. Company Stockholders and beneficial owners intending to exercise appraisal rights should carefully review Annex F in its entirety. The full text of Section 262 of the DGCL is also accessible at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. The following summary is intended as a brief summary of the material provisions and statutory procedures of Section 262 of the DGCL and does not constitute any legal or other advice and does not constitute a recommendation that a holder or beneficial owner of Common Stock exercise his, her or its appraisal rights under Section 262. All references in Section 262 and this summary to stockholder are to the record holder of the shares of Common Stock as of immediately prior to the effective date of the Merger as to which appraisal rights are asserted. All references in Section 262 and this summary to “beneficial owner” mean a person who is the beneficial owner of shares of Common Stock held either in voting trust or by a nominee on behalf of such person. All references in Section 262 and this summary to “person” mean any individual, corporation, partnership, unincorporated association or other entity. Failure to comply strictly with the procedures set forth in Section 262 of the DGCL will result in the loss of appraisal rights. If you hold your shares of Common Stock through a bank, broker or other nominee and you wish to exercise appraisal rights, you should consult with your bank, broker or the other nominee.
Under Section 262 of the DGCL, a holder of shares of Common Stock or beneficial owner who beneficially owns shares of Common Stock who (1) does not vote in favor of the Merger Proposal; (2) continuously is the record holder or beneficial owner of such shares of Common Stock from the date of the making of the demand through the effective date of the Merger; and (3) otherwise follows the procedures set forth in Section 262, may be entitled to have its shares of Common Stock appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of the shares of Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest to be paid, if any, on the amount determined to be fair value, as determined by the Delaware Court of Chancery in lieu of the Merger Consideration such person would be entitled to receive pursuant to the Merger Agreement, unless such holder or beneficial owner fails to perfect, validly withdraws or otherwise waives or forfeits such person’s rights to appraisal. The “fair value” of the shares of Common Stock as determined by the Delaware Court of Chancery may be more than, the same as, or less than the per share consideration the Company Stockholders or beneficial owners are otherwise entitled to receive under the Merger Agreement. Stockholders and beneficial owners should be aware that an investment banking opinion as to the fairness, from a financial point of view, of the consideration payable in a sale transaction, such as the Merger, is not an opinion as to, and does not otherwise address “fair value” under Section 262 of the DGCL.
Under Section 262, where a merger agreement is to be submitted for adoption and approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders entitled to appraisal rights that appraisal rights are available and include in the notice a copy of Section 262 or information directing the stockholders to a publicly available electronic resource at which Section 262. This proxy statement constitutes notice that appraisal rights are available in connection with the Merger, and the full text of Section 262 is attached to this proxy statement as Annex F. The full text of Section 262 of the DGCL is also accessible at the following publicly available website:

https://delcode.delaware.gov/title8/c001/sc09/index.html#262. In connection with the Merger, any holder or beneficial owner of shares of Common Stock who wishes to exercise appraisal rights, or who wishes to preserve such holder or beneficial owner’s right to do so, should review Section 262 carefully and consult with legal advisors. A holder or beneficial owner of Common Stock who loses his, her or its appraisal rights will be entitled to receive the Merger Consideration described in the Merger Agreement. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal of shares of Common Stock, the Company encourages a Company Stockholder or beneficial owner considering exercising such rights to seek the advice of legal counsel.
A Company Stockholder or beneficial owner of shares of Common Stock wishing to exercise the right to seek an appraisal of its shares must do ALL of the following:
•
the Company Stockholder or beneficial owner must not vote or submit a proxy in favor of the Merger Proposal;

•
the Company Stockholder or beneficial owner must deliver to the Company a written demand for appraisal before the vote on the Merger Proposal at the Special Meeting and be a Company Stockholder of record or beneficial owner at the time of the making of such demand;

•
the Company Stockholder or beneficial owner must continuously hold the shares of Common Stock from the date of making the demand through the effective date of the Merger (a Company Stockholder or beneficial owner of shares will lose appraisal rights if the Company Stockholder or beneficial owner transfers or ceases to beneficially own, as the case may be, the shares of Common Stock before the effective date of the Merger); and

•
a Company Stockholder of record or a beneficial owner of shares must file a petition in the Delaware Court of Chancery requesting a determination of the fair value of the shares of Common Stock within 120 days after the effective date of the Merger. The Surviving Corporation is under no obligation to file any such petition and has no intention of doing so. Accordingly, it is the Company Stockholder or beneficial owner’s obligation to initiate all necessary action to perfect his, her or its appraisal rights in respect of his, her or its shares of Common Stock within the time prescribed in Section 262.

Filing Written Demand
Any holder or beneficial owner of shares of Common Stock wishing to exercise appraisal rights must deliver to the Company, before the vote on the Merger Proposal at the Special Meeting at which the Merger Proposal will be submitted to the Company Stockholders, a written demand for the appraisal of the Company Stockholder or beneficial owner’s shares of Common Stock. A record holder of shares of Common Stock exercising appraisal rights must hold of record the shares on the date the written demand for appraisal is made and must continue to hold the shares of record through the effective date of the Merger. Similarly, a beneficial owner of Common Stock exercising appraisal rights must be the beneficial owner of the shares on the date the written demand for appraisal is made and must continue to beneficially own the shares through the effective date of the Merger. A proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the Merger Proposal, and it will result in the Company Stockholder or beneficial owner’s loss of appraisal rights and will nullify any previously delivered written demand for appraisal. Therefore, a Company Stockholder or beneficial owner who wishes to exercise appraisal rights must submit a proxy containing instructions to vote against or abstain from voting on the Merger Proposal. Neither voting against the Merger Proposal nor abstaining from voting or failing to vote on the Merger Proposal will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote against the Merger Proposal. A Company Stockholder or beneficial owner’s failure to make the written demand prior to the taking of the vote on the Merger Proposal at the Special Meeting will result in a loss of appraisal rights.
A demand for appraisal made by a Company Stockholder must reasonably inform the Company of the identity of the Company Stockholder making the demand and that such Company Stockholder intends thereby to demand appraisal of such Company Stockholder’s shares. Any such demand for appraisal should be executed by or on behalf of the holder of record of the Common Stock for which appraisal is demanded, fully and correctly, as the Company Stockholder’s name appears on the Company’s books and records and state that the person intends thereby to demand appraisal of the Company Stockholder’s shares in connection with the Merger. The demand may also be made by a beneficial owner of shares of Common Stock if, in addition to otherwise satisfying the foregoing requirements, (i) such beneficial owner continuously owns such shares through the effective date of the Merger and otherwise satisfies the requirements for appraisal applicable to a Company Stockholder of record under subsection (a) of Section 262 of the DGCL and (ii) the demand made by such beneficial owner reasonably identifies the holder of record of such shares for which the demand is made, is accompanied by documentary evidence of such beneficial owner’s beneficial ownership of such shares and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices and to be set forth on the verified list described below. Alternatively, beneficial owners of shares of Common Stock may have the holder of record of such shares submit the required demand in respect of such shares. If the shares of Common Stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, such demand for appraisal executed by the fiduciary should be executed in that capacity. If the shares of Common Stock are owned by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute a demand for appraisal on behalf of a holder of record or beneficial owner; however, the agent must identify the record owner or owners (and, if by an authorized agent of any beneficial owner or owners, must identify the beneficial owner or owners and otherwise comply with the requirements applicable to appraisal demands made by beneficial owners) and expressly disclose that, in executing the demand, the agent is acting as agent for the record owner or owners or beneficial owner or beneficial owners.
A record owner, such as a bank, brokerage firm, trust or other nominee, who holds shares of Common Stock as a nominee for others may exercise his, her or its right of appraisal with respect to shares of Common Stock held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares of Common Stock as to which appraisal is sought. Where no number of shares of Common Stock is expressly mentioned, the demand will be presumed to cover all shares of Common Stock held in the name of the record owner. If a Company Stockholder holds shares of Common Stock through a broker who in turn holds the shares through a central securities depository nominee such as Cede & Co., a demand for appraisal of such shares must be made by or on behalf of the depository nominee and must identify the depository nominee as record owner.
All written demands for appraisal pursuant to Section 262 should be mailed or delivered to:
TrueCar, Inc.
Attn: Jeffrey Swart, Secretary
225 Santa Monica Blvd., 12th Floor
Santa Monica, California 90401
At any time within 60 days of the effective date of the Merger, any holder or beneficial owner of shares of Common Stock who has demanded appraisal but has not commenced an appraisal proceeding or joined a proceeding as a named party may withdraw his, her or its demand for appraisal and accept the consideration offered pursuant to the Merger Agreement by delivering to the Surviving Corporation a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than 60 days after the effective date of the Merger will require written approval of the Surviving Corporation. No appraisal proceeding in the Delaware Court of Chancery will be dismissed without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just. If the Surviving Corporation does not approve a request to withdraw a demand for appraisal when that approval is required or if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding, the Company Stockholder will be entitled to receive only the appraised value of his, her or its shares of Common Stock determined in any such appraisal proceeding, which value may be more than, the same as, or less than the Merger Consideration.
Notice by the Surviving Corporation
If the Merger is completed, within 10 days after the effective date of the Merger, the Surviving Corporation will notify each holder of shares of Common Stock who has made a written demand for appraisal pursuant to Section 262, and who has not voted in favor of the Merger Proposal, that the Merger has become effective and the effective date thereof.
Filing a Petition for Appraisal
Within 120 days after the effective date of the Merger, but not thereafter, the Surviving Corporation, record holder or beneficial owner of shares of Common Stock who has complied with Section 262 and is entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the Surviving Corporation in the case of a petition filed by a Company Stockholder or beneficial owner, demanding a determination of the fair value of the shares of Common Stock held by all Company Stockholders or beneficial owners entitled to appraisal. The Surviving Corporation is under no obligation, and has no present intention, to file a petition, and holders and beneficial owners of Common Stock should not assume that the Surviving Corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of Common Stock. Accordingly, any holder or beneficial owner of shares of Common Stock who desires to have its shares appraised should initiate all necessary action to perfect its appraisal rights in respect of its shares of Common Stock within the time and in the manner prescribed in Section 262. The failure of a holder or beneficial owner of shares of Common Stock to file such a petition within the period specified in Section 262 could nullify such person’s previous written demand for appraisal.
Within 120 days after the effective date of the Merger, any holder or beneficial owner of shares of Common Stock who has complied with the requirements for exercise of appraisal rights will be entitled, upon request given in writing, to receive from the Surviving Corporation a statement setting forth the aggregate number of shares not voted in favor of the adoption and approval of the Merger Proposal and with respect to which the Company has received demands for appraisal have been received, the aggregate number of holders or beneficial owners holding or owning such shares (for purposes of which the record holder of shares held by a beneficial owner who has made a demand for appraisal shall not be considered a separate stockholder holding such shares). The Surviving Corporation must give this statement to the requesting Company Stockholder within 10 days after receipt of the request for such a statement or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later.
If a petition for an appraisal is duly filed in accordance with Section 262 and a copy thereof is served upon the Surviving Corporation, the Surviving Corporation will then be obligated within 20 days after such service to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all Company Stockholders or beneficial owners who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached. After notice to the Company Stockholders and beneficial owners who have demanded appraisal and the Surviving Corporation, if such notice is ordered by the Delaware Court of Chancery, the Delaware Court of Chancery is empowered to conduct a hearing on the petition to determine those stockholders who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the persons who demanded payment for their shares to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings, and if any person fails to comply with the direction, the Delaware Court of Chancery may dismiss that person from the proceedings. In addition, because the Common Stock is publicly listed on the Nasdaq (and we do not expect this to change prior to the Merger), the Delaware Court of Chancery will dismiss appraisal proceedings as to all holders or beneficial owners of shares of Common Stock who are otherwise entitled to appraisal rights unless (x) the total number of such shares entitled to appraisal rights exceeds 1% of the outstanding shares of Common Stock or (y) the value of consideration provided in the Merger for such total number of shares exceeds $1 million.
Determination of Fair Value
After determining the holders and beneficial owners of shares of Common Stock entitled to appraisal, the Delaware Court of Chancery will appraise the shares of Common Stock in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through the proceeding, the Delaware Court of Chancery will determine the “fair value” of the Common Stock as of the effective date of the Merger after taking into account all relevant factors exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the fair value. When the fair value has been determined, the Delaware Court of Chancery will direct the payment of such value, with interest thereon accrued during the pendency of the proceeding, if the Delaware Court of Chancery so determines, by the Surviving Corporation to the persons entitled to receive the same, upon surrender by those Company Stockholders or beneficial owners of the Certificates representing their shares of Common Stock or, in the case of holders of uncertificated shares of Common Stock, forthwith. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the effective date of the Merger through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the Merger and the date of payment of the judgment. At any time before the entry of judgment in the appraisal proceeding, the Surviving Corporation may pay to each person entitled to appraisal an amount in cash, in which case interest will accrue thereafter as provided in the preceding sentence only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of shares as determined by the Delaware Court of Chancery and (2) interest theretofore accrued, unless paid at that time.
In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”
A Company Stockholder or beneficial owner considering seeking appraisal should be aware that the fair value of its shares of Common Stock as so determined by the Delaware Court of Chancery could be more than, the same as, or less than the consideration it would receive pursuant to the Merger if it did not seek appraisal of its shares and that an opinion of an investment banking firm as to the fairness, from a financial point of view, of the Merger Consideration payable in a Merger is not an opinion as to, and does not in any manner address, fair value under Section 262. Although the Company believes that the Merger Consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and Company Stockholders and beneficial owners should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the Merger Consideration. Neither the Company nor Parent anticipate offering more than the Merger Consideration to any Company Stockholder or beneficial owner exercising appraisal rights, and each of the Company and Parent reserve the right to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share of Common Stock is less than the Merger Consideration. If a petition for appraisal is not timely filed, then the right to an appraisal will cease. The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Each Company Stockholder or beneficial owner seeking appraisal is responsible for his, her or its attorneys’ fees and expert witness expenses, although, upon application of any person whose name appears on the verified list filed by the Company who participated in the proceeding and incurred expenses in connection therewith, the Delaware Court of Chancery may also order that all or a portion of the expenses incurred by such person in connection with an appraisal, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to be appraised.

If any Company Stockholder or beneficial owner who demands appraisal of his, her or its shares of Common Stock under Section 262 fails to perfect, or loses or successfully withdraws, such holder’s right to appraisal, such person’s shares of Common Stock will be deemed to have been converted at the effective date of the Merger into the right to receive the Merger Consideration in respect thereof provided for in the Merger Agreement in accordance with the Merger Agreement, without interest and subject to any applicable withholding taxes. A Company Stockholder or beneficial owner will fail to perfect, or effectively lose or withdraw, his, her or its right to appraisal if, among other things, no petition for appraisal is filed within 120 days after the effective date of the Merger or if the Company Stockholder or beneficial owner delivers to the Surviving Corporation a written withdrawal of his, her or its demand for appraisal and an acceptance of the Merger Consideration within the permitted time period. In addition, once a petition for appraisal is filed, the appraisal proceeding may not be dismissed as to any Company Stockholder or beneficial owner absent approval by the Delaware Court of Chancery, provided, however, that the foregoing shall not affect the right of any Company Stockholder or beneficial owner who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such Company Stockholder or beneficial owner’s demand for appraisal and to accept the terms offered upon the Merger within 60 days after the effective date of the Merger.
From and after the effective date of the Merger, no Company Stockholder or beneficial owner who has demanded appraisal rights will be entitled to vote such shares of Common Stock for any purpose or to receive payment of dividends or other distributions on the stock, except dividends or other distributions on the person’s shares of Common Stock, if any, payable to Company Stockholders or beneficial owners as of a time prior to the effective date of the Merger. If no petition for an appraisal is filed, or if the Company Stockholder or beneficial owner delivers to the Surviving Corporation a written withdrawal of the demand for an appraisal and an acceptance of the Merger, either within 60 days after the effective date of the Merger or thereafter with the written approval of the Surviving Corporation, then the right of such Company Stockholder or beneficial owner to an appraisal will cease. Once a petition for appraisal is filed with the Delaware Court of Chancery, however, the appraisal proceeding may not be dismissed as to any person who commenced the proceeding or joined that proceeding as a named party without the approval of the Delaware Court of Chancery. Failure to comply strictly with all of the procedures set forth in Section 262 may result in the loss of a Company Stockholder or beneficial owner’s statutory appraisal rights. In view of the complexity of Section 262, any Company Stockholder or beneficial owner wishing to exercise appraisal rights is encouraged to consult legal and financial counsel before attempting to exercise those rights. To the extent there are any inconsistencies between the foregoing summary and Section 262, Section 262 will govern.

DELISTING AND DEREGISTRATION OF THE COMPANY’S COMMON STOCK
If the Merger is completed, the Common Stock will be delisted from Nasdaq, will be deregistered under the Exchange Act and will cease to be publicly traded. As a result, we will no longer file periodic reports or current reports with the SEC on account of the shares of Common Stock.
FUTURE STOCKHOLDER PROPOSALS AND NOMINATIONS
The Company’s 2025 annual meeting of stockholders was held on May 22, 2025. If the Merger is completed, we will no longer have public stockholders and there will be no public participation in any future meetings of stockholders. In accordance with Nasdaq corporate governance requirements, we are not required to hold an annual meeting until a date that is no later than one year after our most recently completed fiscal year. Under Section 211 of the DGCL, we are required to hold an annual meeting of stockholders for the purposes of electing directors in accordance with our Bylaws, and the Delaware Court of Chancery may order a meeting to be held if one is not held for a period of thirteen months after the last annal meeting. Therefore, if the Merger is not completed, or if we are otherwise required to do so under applicable law, we will hold a 2026 annual meeting of stockholders. Any stockholder nominations or proposals for other business intended to be presented at our next annual meeting must be submitted to us as set forth below.
If the Company holds a 2026 annual meeting, stockholders interested in submitting a proposal for inclusion in the proxy materials for the annual meeting may do so by following the procedures described below.
For a stockholder proposal to be considered for inclusion in our proxy statement for our 2026 annual meeting, our Corporate Secretary must receive the written proposal at our principal executive offices no later than December 9, 2025. If we hold our 2026 annual meeting more than 30 days before or after May 22, 2026 (the one-year anniversary date of the Company’s 2025 annual meeting of stockholders), we will disclose the new deadline by which stockholder proposals must be received to be considered for inclusion in our proxy statement for that annual meeting under Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably determined to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act.
Stockholder proposals should be addressed to:
TrueCar, Inc.
Attn: Jeffrey Swart, Corporate Secretary
225 Santa Monica Blvd., 12th Floor
Santa Monica, California 90401
Our Bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting but do not intend for the proposal to be included in our proxy statement. Our Bylaws provide that the only business that may be conducted at an annual meeting is business that is (i) described in our proxy materials for the meeting; (ii) brought by or at the direction of our Board; or (iii) brought by a stockholder of record (both when the stockholder provides proper written notice of the proposal and on the record date for the annual meeting) who has timely complied with the notice procedures set forth in our Bylaws. In addition, for business to be properly brought before an annual meeting by a stockholder, it must be a proper matter for stockholder action under our Bylaws and applicable law. To be timely for our 2026 annual meeting, our Corporate Secretary must receive the written notice at our principal executive offices:
•
not earlier than the close of business on January 23, 2026; and

•
not later than the end of the day on February 22, 2026.

If we hold our 2026 annual meeting more than 30 days before or more than 60 days after May 22, 2026 (the one-year anniversary date of the 2025 annual meeting), then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received by our Corporate Secretary at our principal executive offices:

•
not earlier than the close of business on the 120th day before the annual meeting; and

•
not later than the close of business on the later of: (i) the 90th day before the annual meeting; and (ii) the tenth day after the first public announcement of the date of the annual meeting.

To be in proper written form, a stockholder’s notice to the Corporate Secretary must comply with all of the requirements set forth in Section 2.4(i)(b) of our Bylaws as to each matter of business the stockholder intends to bring before the annual meeting.
In addition, our Bylaws permit certain stockholders to nominate directors for election at an annual meeting. To be eligible, a stockholder must: (i) timely comply with the notice procedures set forth in our Bylaws; and (ii) be a stockholder of record as of the date notice of the nomination is given and as of the record date for the annual meeting.
To be in proper written form, a stockholder’s notice to the Company’s Corporate Secretary must comply with all of the requirements set forth in Rule 14a-19(b) of the Exchange Act and Section 2.4(ii) of our Bylaws. The charter of the nominating and corporate governance committee of the Board requires the committee to consider nominations of director candidates validly made by our stockholders in accordance with the provisions of our Bylaws.
To be timely for our 2026 annual meeting, our Corporate Secretary must receive the written notice at our principal executive offices:
•
not earlier than the close of business on January 23, 2026; and

•
not later than the end of the day on February 22, 2026.

If we hold our 2026 annual meeting more than 30 days before or more than 60 days after May 22, 2026 (the one-year anniversary date of the 2025 annual meeting), then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received by our Corporate Secretary at our principal executive offices:
•
not earlier than the close of business on the 120th day before the annual meeting; and

•
not later than the close of business on the later of: (i) the 90th day before the annual meeting and (ii) the tenth day after the first public announcement of the date of the annual meeting.

In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, no later than March 23, 2026.
Please refer to the full text of our advance notice by-law provisions for additional information and requirements. A copy of our Bylaws may be obtained by writing to our Corporate Secretary at TrueCar, Inc., Attn: Jeffrey Swart, Corporate Secretary, 225 Santa Monica Blvd., 12th Floor, Santa Monica, California 90401.
WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and any amendments or supplements thereto and other information with the SEC. Our public filings are available to the public free of charge on the website maintained by the SEC at http://www.sec.gov and may also be obtained through other document retrieval services.
The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates by reference the following documents that we have previously filed with the SEC:

•
TrueCar’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed on February 20, 2025, and as amended by Amendment No. 1 on Form 10-K/A, filed on February 21, 2025;

•
the portions of TrueCar’s Definitive Proxy Statement on Schedule 14A, filed on April 8, 2025, that are incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as amended;

•
TrueCar’s Quarterly Reports on Form 10-Q for the fiscal quarter ended March 31, 2025, filed on May 6, 2025; for the fiscal quarter ended June 30, 2025, filed on August 7, 2025; and for the fiscal quarter ended September 30, 2025, filed on November 6, 2025; and

•
TrueCar’s Current Reports on Form 8-K, filed on May 23, 2025, August 29, 2025, as amended by Amendment No. 1 on Form 8-K/A, filed September 5, 2025, and October 15, 2025.

We also incorporate by reference into this proxy statement any additional documents that we may file with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this proxy statement and the earlier of the date of the Special Meeting or the termination of the Merger Agreement. These documents may include periodic reports, such as Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as Current Reports on Form 8-K and proxy soliciting materials. Information furnished under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, including related exhibits, is not and will not be incorporated by reference into this proxy statement.
You may obtain any of the documents we file with the SEC, without charge, through the SEC’s website at the address indicated above, or by requesting them in writing or by telephone from us at the following address and telephone number:
By Mail:
TrueCar, Inc.
Attention: Investor Relations
225 Santa Monica Blvd., 12th Floor
Santa Monica, California 90401
By Telephone: (800) 200-2000
If you would like to request documents from us, please do so at least five (5) business days before the Special Meeting, to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt method, within one (1) business day after we receive your request. Please note that all of our documents that we file with the SEC are also promptly available through our website at https://ir.TrueCar.com/. The information included on our website is not incorporated by reference into this proxy statement.
THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION IN WHICH OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS PROXY STATEMENT TO VOTE YOUR SHARES OF TRUECAR COMMON STOCK AT THE TRUECAR SPECIAL MEETING. TRUECAR HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED [      ], 2025. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN (OR INCORPORATED BY REFERENCE INTO) THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE OF THIS PROXY STATEMENT OR THE DATE OF SUCH INCORPORATED DOCUMENT (AS APPLICABLE), AND THE MAILING OF THIS PROXY STATEMENT.

ANNEX A
Execution Version
AGREEMENT AND PLAN OF MERGER
dated as of
October 14, 2025
among
TRUECAR, INC.,
FAIR HOLDINGS, INC.
and
RAPID MERGER SUBSIDIARY, INC.

EXHIBITS
Exhibit	Description
A	Form of Payoff Letter

AGREEMENT AND PLAN OF MERGER
AGREEMENT AND PLAN OF MERGER (this “Agreement”) dated as of October 14, 2025 among TrueCar, Inc., a Delaware corporation (the “Company”), Fair Holdings, Inc., a Delaware corporation (“Parent”), and Rapid Merger Subsidiary, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Subsidiary”).
W I T N E S S E T H:
WHEREAS, upon the terms and subject to the conditions set forth in this Agreement, Merger Subsidiary will be merged with and into the Company, with the Company continuing as the Surviving Corporation, and each issued and outstanding share of Company Stock immediately prior to the Effective Time (other than as set forth in Section 2.2 and Dissenting Shares) will be converted into the right to receive the Merger Consideration;
WHEREAS, the Board of Directors of the Company has unanimously (i) determined that this Agreement and the Transactions, including the Merger, are advisable, fair to and in the best interests of the Company and its stockholders; (ii) approved the execution, delivery and performance by the Company of this Agreement and the Support Agreements, and the consummation of the transactions contemplated hereby and thereby, including the Merger (collectively, with the financing contemplated by the Equity Commitment Letter, the “Transactions”); (iii) declared advisable this Agreement and the Transactions on the terms and subject to the conditions set forth herein; and (iv) resolved to recommend that the Company’s stockholders vote to approve and adopt this Agreement and the Transactions, including the Merger, and (v) directed that this Agreement be submitted to the Company’s stockholders for their approval;
WHEREAS, concurrently with the entry into this Agreement and as inducement to Parent entering into this Agreement, certain stockholders of the Company, including the members of the Board of Directors of the Company and certain of their Affiliates, are delivering to Parent and the Company duly executed voting and support agreements, agreeing to certain matters with respect to the Transactions (the “Support Agreements”);
WHEREAS, certain stockholders of the Company (the “Rollover Stockholders”) may enter into rollover and contribution agreements (the “Rollover Agreements”) prior to Closing, pursuant to which they will receive an equity interest in Parent as consideration for the contribution to Parent of shares of Company Stock held by such Rollover Stockholder prior to the Effective Time (each such share a “Rollover Share” and, collectively, the “Rollover Shares”);
WHEREAS, the respective boards of directors of Parent and Merger Subsidiary have unanimously approved and declared advisable this Agreement and the Transactions, including the Merger; and
WHEREAS, each of the parties hereto desires to make certain representations, warranties, covenants and agreements in connection with the Merger and the Transactions and also to prescribe certain conditions to the Merger as specified herein.
NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:
ARTICLE 1
Definitions
Section 1.1   Definitions.
(a)   As used herein, the following terms have the following meanings:
“1933 Act” means the Securities Act of 1933.
“1934 Act” means the Securities Exchange Act of 1934.
“Acquisition Proposal” means, other than the Transactions, any inquiry, offer or proposal from a Third Party relating to (i) any acquisition or purchase, directly or indirectly, of 20% or more of the consolidated assets of the Company and its Subsidiaries or 20% or more of any class of equity or voting securities of the Company or any of its Subsidiaries whose net revenues, net income or assets, individually or in the aggregate, constitute 20% or more of the consolidated net revenues, net income or fair market value of the assets of the Company and its Subsidiaries, (ii) any tender offer (including a self-tender offer) or exchange offer that, if consummated, would result in a Third Party beneficially owning 20% or more of any class of equity or voting securities of the Company or any of its Subsidiaries whose net revenues, net income or assets, individually or in the aggregate, constitute 20% or more of the consolidated net revenues, net income or assets of the Company and its Subsidiaries or (iii) any merger, consolidation, share exchange, business combination, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving the Company or any of its Subsidiaries whose net revenues, net income or assets, individually or in the aggregate, constitute 20% or more of the consolidated net revenues, net income or assets of the Company and its Subsidiaries and that would have any of the effects specified in clause (i).
“AI Technology” means machine-based technology that, for any explicit or implicit objective, infers from the inputs the technology receives how to generate outputs that can influence physical or virtual environments.
“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person. For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by Contract or otherwise.
“Antitrust Laws” means the Sherman Act of 1890, 15 U.S.C. §§ 1 et seq., the Clayton Act, 15 U.S.C. §§ 12-27 (including the HSR Act), the Federal Trade Commission Act, 15 U.S.C. §§ 41 et seq and any other antitrust, competition or trade regulation Applicable Laws.
“Applicable Date” means January 1, 2024.
“Applicable Law” means, with respect to any Person, any domestic or foreign federal, state or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, or Order enacted, adopted, promulgated or applied by a Governmental Authority that is binding upon or applicable to such Person.
“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by Applicable Law to close.
“Cash on Hand” means all cash, cash equivalents, marketable securities and short-term investments of the Company and its Subsidiaries, in each case determined in accordance with GAAP and expressed in U.S. dollars, that is freely transferable and calculated net of any costs that would apply to (i) the transfer of such Cash on Hand to the Company from any Subsidiary or (ii) the use by the Company of such Cash on Hand as contemplated by Section 2.3(a). For the avoidance of doubt, “Cash on Hand” shall (a) be calculated net of issued but uncleared checks and drafts, (b) include checks, other wire transfers and drafts deposited or available for deposit in the accounts of the Company, and (c) not include the Deposit Amount.
“Change in Control Transaction Determined Unit” means a Company PSU that qualifies as a Change in Control Transaction Determined Unit (as defined and determined in accordance with the Vesting and Issuance Criteria applicable to the Company PSU) and is otherwise eligible to become vested in connection with the Transactions, as determined in accordance with the terms and conditions of the Vesting and Issuance Criteria applicable to the Company PSU.
“Code” means the Internal Revenue Code of 1986.
“Company 10-Q” means the Company’s quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2025.
“Company AI Products” means all Company Products that employ or make use of AI Technology.

“Company Balance Sheet” means the consolidated balance sheet of the Company as of the Company Balance Sheet Date and the footnotes thereto set forth in the Company 10-Q.
“Company Balance Sheet Date” means June 30, 2025.
“Company Disclosure Schedule” means the disclosure schedule dated the date hereof regarding this Agreement that has been provided by the Company to Parent and Merger Subsidiary.
“Company Employee” means an employee of the Company or any of its Subsidiaries.
“Company Equity Plans” means, collectively, the Company’s 2014 Equity Incentive Plan, 2023 Equity Incentive Plan and 2015 Inducement Equity Incentive Plan, as each may be amended from time to time, and any other plan or arrangement pursuant to which compensatory equity awards have been granted by the Company or any of its Subsidiaries.
“Company IT Systems” means all software, computer hardware, servers, networks, platforms, peripherals, and similar or related items of automated, computerized, or other information technology networks and systems (including telecommunications networks and systems for voice, data, and video) owned, leased, licensed, or used by the Company or any of its Subsidiaries.
“Company Products” means all products (including any web sites and mobile applications) or services currently or previously produced, marketed, licensed, sublicensed, sold, distributed or performed by or on behalf of the Company and all products or services currently under development by the Company.
“Company RSU” means each outstanding service-based restricted stock unit of the Company under any Company Equity Plan.
“Company Stock” means the common stock, par value $0.0001 per share, of the Company.
“Confidentiality Agreement” means the confidentiality agreement dated October 17, 2024 between the Company and Fair, Inc., as amended from time to time.
“Contract” means any contract, agreement, lease, sublease, license, note, mortgage, bond, indenture or other legally binding obligation (but excluding for purposes of this Agreement any statements of work, purchase orders, service orders or similar documents entered into in the ordinary course of business).
“Data Privacy and Security Requirements” means to the extent relating to data privacy, protection, or security and applying to the conduct of the business of the Company or any of its Subsidiaries: (i) all Applicable Laws, including any related security breach notification requirements; (ii) the external policies adopted by the Company or any of its Subsidiaries in which the Company or its Subsidiaries were bound; and (iii) Contracts to which the Company or any its Subsidiaries are parties.
“DGCL” means the Delaware General Corporation Law.
“Employee Plan” means any retirement, pension, profit sharing, deferred compensation, stock bonus, savings, bonus or incentive (whether cash or equity), cafeteria, medical, dental, vision, hospitalization, life insurance, accidental death and dismemberment, medical expense reimbursement, dependent care assistance, disability, supplemental unemployment, welfare, sick pay, holiday, vacation or other paid-time off, retention, employment, individual independent contractor, other service provider, severance, change of control, stock purchase, stock option, restricted stock, phantom stock, stock appreciation rights, equity-based, tuition reimbursement, loan, fringe benefit or other compensation or employee benefit plan, fund, scheme, policy, program, practice, Contract or arrangement (including any “employee benefit plan,” as defined in Section 3(3) of ERISA), whether or not subject to ERISA, whether written or oral and whether covering a single individual or a group of individuals: (i) that is sponsored, maintained, contributed to or required to be contributed to by the Company, any of its Subsidiaries or any ERISA Affiliate (or to which the Company, any of its Subsidiaries or any ERISA Affiliate is a party) and that covers or benefits any current or former employee, officer, director, individual independent contractor or other service provider of or to the Company or any of its Subsidiaries (or the spouse, domestic partner, dependent or beneficiary of any such individual); or (ii) with respect to which the Company or any if its Subsidiaries has (or reasonably could have) any current or future liability or obligation.

“Environmental Laws” means any and all Applicable Laws that have as their principal purpose the protection of the environment.
“ERISA” means the Employee Retirement Income Security Act of 1974.
“ERISA Affiliate” means any trade or business (whether or not incorporated) or any other Person that, together with the Company or any of its Subsidiaries is, or at the relevant time, was treated as a single employer under Section 414(b), (c), (m) or (o) of the Code or Section 4001(a)(14) or 4001(b)(1) of ERISA.
“GAAP” means generally accepted accounting principles in the United States.
“Government Official” means (i) any officer or employee of any Governmental Authority, (ii) any person acting in an official capacity on behalf of a Governmental Authority, (iii) any officer or employee of a political party or any person acting in an official capacity on behalf of a political party or (iv) any candidate for political office.
“Governmental Authority” means any transnational, domestic or foreign federal, state or local governmental, regulatory, self-regulatory or administrative authority, department, court, or agency, including any political subdivision or instrumentality thereof or any arbitral body (whether public or private).
“Hazardous Substances” means any pollutants, contaminants, wastes, or other materials or substances that are regulated or for which liability or standards of conduct may be imposed under any Environmental Law, and shall include oil, petroleum, petroleum-derived substances, radiation and radioactive materials, polychlorinated biphenyls, urea formaldehyde, perfluoroalkyl and polyfluoroalkyl substances, silica, radon, dust, noise, odors, mold, microbial matter, and asbestos or any materials containing asbestos.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.
“Intellectual Property” means any and all rights in, arising out of, or associated therewith, throughout the world, with intellectual and proprietary rights, including in any of the following: trademarks, service marks, trade names, domain names, social media accounts, mask works, inventions, patents (and all reissues, divisions, re-examinations, renewals, extensions, provisionals, continuations and continuations-in-part thereof and equivalent or similar rights in inventions and discoveries anywhere in the world), including invention disclosures, common law and statutory rights associated with trade secrets, know-how, confidential and proprietary information and know-how, industrial designs; copyrights and other works of authorship, including any rights in software or other technology and works of authorship of websites, social media sites, and social media pages (including any registrations or applications for registration of any of the foregoing); and any similar or equivalent rights to any of the foregoing, and all benefits, privileges, causes of action and remedies relating to any of the foregoing.
“In-the-Money Company Option” means each validly granted Company Option outstanding immediately before the Effective Time with an exercise price per share of Company Stock that is less than the Merger Consideration per share of Company Stock.
“IRS” means the Internal Revenue Service.
“Knowledge” means (i) with respect to the Company, the actual knowledge of the individuals listed on Section 1.1 of the Company Disclosure Schedule after due inquiry of direct reports and (ii) with respect to Parent, the actual knowledge of the individuals listed on Section 1.1 of the Parent Disclosure Schedule after due inquiry of direct reports.
“Lien” means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest, encumbrance or other adverse claim of any kind in respect of such property or asset.
“Material Adverse Effect” means, with respect to the Company, any fact, event, circumstance, occurrence or effect (collectively, for purposes of this definition, the definition of “Parent Material Adverse Effect” and Section 4.10, an “effect”) (i) having a material adverse effect on the condition (financial or otherwise), business, assets or results of operations of the Company and its Subsidiaries, taken as a whole; provided, however, that none of the following, either alone or in combination, shall be taken into account in determining whether there has been, is, or would reasonably be expected to be a Material Adverse Effect for purposes of this clause (i): (A) changes in GAAP, (B) changes in the financial or securities markets or in general economic or political conditions, (C) changes in Applicable Law, (D) changes generally affecting the industry in which the Company or its Subsidiaries operate, (E) acts of war, sabotage or terrorism, (F) the announcement or consummation of the Transactions, (G) any failure by the Company and its Subsidiaries to meet any internal or published budgets, projections, forecasts or predictions of financial performance for any period (it being understood that this clause (G) shall not prevent a party from asserting that any effect not otherwise excluded that may have contributed to such failure independently constitutes or contributes to a Material Adverse Effect), (H) any action taken (or omitted to be taken) by the Company or any of its Subsidiaries that is required or expressly contemplated pursuant to this Agreement, (I) declines in the market price or trading volume of the shares of Company Stock (it being understood that this clause (I) shall not prevent a party from asserting that any effect not otherwise excluded that may have contributed to such change independently constitutes or contributes to a Material Adverse Effect) or (J) earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural disasters, weather conditions, epidemics, pandemics or disease outbreaks and other force majeure events; provided, further, however, that, with respect to clauses (A), (B), (C), (D), (E) and (J), such effect shall be taken into account in determining whether a “Material Adverse Effect” has occurred to the extent it has a disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to other participants in the industries in which the Company and its Subsidiaries operate; or (ii) that prevents or materially impairs or delays, or would reasonably be expected to prevent or materially impair or delay, the ability of the Company to consummate the Transactions.
“Nasdaq” means the Nasdaq Stock Market LLC or any successor thereto.
“Open Source Software” means any software that is licensed as “free software,” “open source software,” or under similar terms or models, including pursuant to any license that is, or is substantially similar to, a license that has been approved by the Open Source Initiative and listed at http://www.opensource.org/licenses.
“Order” means any order, judgment, injunction, ruling, writ, award or decree of any Governmental Authority.
“Owned IP” means any Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries.
“Parent Disclosure Schedule” means the disclosure schedule dated the date hereof regarding this Agreement that has been provided by Parent to the Company.
“Parent Material Adverse Effect” means effect that, individually or in the aggregate, prevents or materially impairs or delays, or would reasonably be expected to prevent or materially impair or delay, the ability of Parent or Merger Subsidiary to consummate the Transactions.
“Permitted Liens” means (i) Liens disclosed on the Company Balance Sheet or notes thereto, (ii) Liens for Taxes, assessments and similar charges that are not yet due or payable or are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves with respect thereto are maintained on the books of the Company and its Subsidiaries in accordance with GAAP, (iii) mechanic’s, materialman’s, carrier’s, repairer’s and other similar Liens arising or incurred in the ordinary course of business or that are not yet due and payable or are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves with respect thereto are maintained on the books of the Company and its Subsidiaries in accordance with GAAP, (iv) any matters of record, Liens and other imperfections of title that do not, individually or in the aggregate, materially and adversely impair the continued use, occupancy and operation of the property to which they relate in the business of the Company and its Subsidiaries as currently conducted, (v) any Liens on title affecting a lessor’s (or sublessor’s) interest in any of the Leased Real Property or affecting the interest of a subtenant of Company or its Subsidiaries therein, (vi) zoning, entitlement, building codes and other land use Applicable Laws that, in each case, do not adversely effect in any material respect the current use or value of the Real Property, and (vii) any state of facts which an accurate survey of the Real Property would disclose and which, individually or in the aggregate, do not materially and adversely impair the continued use, occupancy and operation of the applicable Real Property.

“Person” means an individual, corporation, general or limited partnership, limited liability company, association, statutory or grantor trust or other entity or organization, including any Governmental Authority.
“Personal Information” means information that can reasonably be used to identify, locate, or contact an individual, alone or when combined with other personal or identifying information and is “personal information,” “personal data,” or a similar term under Applicable Law relating to data privacy, protection, or security.
“Proceeding” means any cause of action, proceeding, suit, hearing, litigation, audit, arbitration, mediation, notice of violation, enforcement action, or investigation (whether civil, criminal, administrative, judicial or investigative) by or before any Governmental Authority.
“Sanctioned Country” means a country, region, or territory (or government thereof) which is, or since the Applicable Date has been, the subject of country-wide or territory-wide economic sanctions, including, as of the date of this Agreement, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, the so-called Donetsk People’s Republic of Ukraine and the so-called Luhansk People’s Republic of Ukraine.
“Sanctioned Person” means any Person that (i) appears on the “List of Specially Designated Nationals and Blocked Persons” maintained by the United States Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.K. Sanctions List, the E.U. Consolidated Financial Screening List, or is otherwise the target of any Sanctions, including U.S. Executive Order 14024 issued on April 15, 2021, U.S. Executive Order 13662 issued on March 20, 2014, and any directives or designations issued pursuant thereto; (ii) is operating in, organized in, a national of, ordinarily resident in, or an agency or instrumentality of the government of Venezuela or a Sanctioned Country; or (iii) is directly or indirectly owned 50% or more in the aggregate, or controlled by or acting for or on behalf of one or more Persons described in clauses (i) and (ii), above.
“Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered, or enforced by (i) the U.S. government, including those administered by OFAC or the U.S. Department of State, or (ii) the United Nations Security Council, the European Union, any European Union member state, His Majesty’s Treasury of the United Kingdom, the Government of Canada or other relevant sanctions Governmental Authority.
“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.
“SEC” means the Securities and Exchange Commission.
“Security Incident” means, with respect to any Company IT System, a material event, cyber or otherwise, that actually compromise the confidentiality, integrity, or availability of, or any other cyber or other security incident with respect to, any Company IT System, Personal Information or other trade secret or confidential information of the Company or any Subsidiary thereof which results in an obligation under Applicable Law to notify such incident to regulators or consumers.
“Subsidiary” means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at any time directly or indirectly owned by such Person.
“Takeover Laws” means any “moratorium,” “control share acquisition,” “fair price,” “supermajority,” “affiliate transactions,” or “business combination statute or regulation” (including Section 203 of the DGCL) or other similar state anti-takeover law.
“Tax” means any and all U.S. federal, state or local or non-U.S. tax, charge, levy or other like assessment of any kind, in each case in the nature of a tax, imposed by any Governmental Authority, including any income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs, duties, capital stock, franchise, margin, gross margin, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, escheat or unclaimed property or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

“Tax Return” means any return, declaration, report, claim for refund, information return, form, document or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof, supplied or required to be supplied to, or filed or required to be filed with, a Governmental Authority.
“Third Party” means any Person, including a “group” as defined in Section 13(d) of the 1934 Act, other than Parent or any of its Affiliates.
“Unvested Company RSU Award” means the portion of each award of Company RSUs that is unvested and outstanding immediately prior to the Effective Time and that does not vest upon the occurrence of the Effective Time by its terms and without any action by the Company (including as set forth in Section 2.5(a)(i)).
“Vesting and Issuance Criteria” means the applicable Performance Unit Award Determination, Vesting and Issuance Criteria attached to the Performance Unit Award Agreement evidencing the applicable award of Company PSUs granted under the applicable Company Equity Plan.
(b)   Unless otherwise defined in Section 1.1(a), each of the following terms is defined on the page set forth opposite such term:
1933 Act	2
1934 Act	2
Acceptable Confidentiality Agreement	53
Acquisition Proposal	2
Additional Equity Financing	61
Additional Financing Condition	78
Adverse Recommendation Change	50
Affiliate	2
Agreement	1
AI Technology	2
Alternative Acquisition Agreement	51
Alternative Financing	61
Antitrust Laws	3
Applicable Date	3
Applicable Law	3
Author	29
Bankruptcy and Equity Exception	21
Business Day	3
Business Intellectual Property	29
Capitalization Date	22
Certificates	13
Change in Control Transaction Determined Unit	3
Closing	12
Closing Date	12
Code	3
Company	1
Company 10-K	3
Company Affiliated Group	73
Company AI Products	3
Company Balance Sheet	3

Company Balance Sheet Date	3
Company Board Recommendation	21
Company Disclosure Schedule	4
Company Employee	4
Company Equity Awards	17
Company Equity Plans	4
Company IT Systems	4
Company Option	16
Company Products	4
Company PSU	16
Company PSU Consideration	16
Company RSU	4
Company SEC Documents	24
Company Securities	22
Company Software	30
Company Stock	4
Company Stockholder Approval	20
Company Stockholder Meeting	49
Company Subsidiary Securities	24
Company Transaction Expenses	55
Confidentiality Agreement	4
Continuation Period	58
Continuing Employee	58
Contract	4
Converted Stock Unit Cash Award	16
D&O Insurance	57
Data Privacy and Security Requirements	4
Deposit Amount	18
Depository Bank	18
DGCL	4
Dissenting Shares	15
effect	6
Effective Time	13
Electronic Delivery	77
e-mail	74
Employee Plan	4
End Date	69
Enforcement Expenses	72
Environmental Laws	5
Equity Commitment Letter	42
Equity Financing	42
ERISA	5
ERISA Affiliate	5
Exchange Agent	13

Excluded Party	53
Financing Conditions	43
GAAP	5
Government Official	5
Governmental Authority	5
Hazardous Substances	5
HSR Act	5
In the Money Company Option	6
Indemnified Person	56
Insurance Policies	40
Intellectual Property	6
Internal Controls	25
Intervening Event	53
In-the-Money Company Option Consideration	17
Investor	42
IRS	6
Knowledge	6
Leased Real Property	28
Lien	6
Material Adverse Effect	6
Material Contract	39
Merger	12
Merger Consideration	13
Merger Subsidiary	1
Nasdaq	7
New Benefit Plan	59
No-Shop Period Start Date	49
Notice Period	52
OFAC	8
Open Source Software	7
Order	7
Owned IP	7
Parent	1
Parent Affiliated Group	73
Parent Disclosure Schedule	7
Parent Material Adverse Effect	7
Parent Termination Fee	72
Parent Transaction Expenses	71
Permits	20
Permitted Liens	7
Person	8
Personal Information	8
Prime Rate	72
Proceeding	8

Proxy Statement	26
Real Property	28
Real Property Lease	28
Representatives	49
Required Amount	43
Rollover Share	1
Rollover Shares	1
Rollover Stockholders	1
Sanctioned Country	8
Sanctioned Person	8
Sanctions	8
Sarbanes-Oxley Act	8
SEC	8
Security Incident	8
Solvent	43
Subsidiary	9
Superior Proposal	54
Support Agreements	1
Surviving Corporation	12
Takeover Laws	9
Tax	9
Tax Return	9
Termination Fee	72
Third Party	9
Transaction Litigation	66
Transactions	1
Uncertificated Shares	13
Unvested Company RSU Award	9
Vested Company RSU	16
Vested Company RSU Consideration	16
Vesting and Issuance Criteria	9
WARN Act	36
Willful Breach	70
Section 1.2   Other Definitional and Interpretative Provisions.   The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections and Schedules are to Articles, Sections and Schedules of this Agreement unless otherwise specified. All Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Schedule but not otherwise defined therein shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute or Applicable Law shall be deemed to refer to such statute or Applicable Law as amended from time to time and to any rules or regulations promulgated thereunder. References to any Contract are to that Contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. References to “law,” “laws” or to a particular statute or law shall be deemed also to include any Applicable Law and rules and regulations promulgated under such statute or law. With respect to an action taken or not taken by any Person, “ordinary course of business” means an action or inaction that is in the ordinary course of business consistent with the past practices of such Person. The word “shall” shall be construed to have the same meaning and effect of the word “will.” The phrase “to the extent” shall mean the degree to which, and such phrase shall not mean simply “if.” The phrases “delivered” or “made available,” when used in this Agreement, shall mean that the information shall have been (i) posted in the virtual data room titled “Trinity” established by the Company or its Representatives at least one (1) Business Day prior to the date hereof, and remained accessible to Parent and its Representatives at all times through the Closing and (ii) filed or furnished by the Company with the SEC and publicly available. Unless the context otherwise requires, “neither,” “nor,” “any,” “either” and “or” shall not be exclusive. References to any period of days shall be deemed to be the relevant number of calendar days, unless otherwise specified. If any action under this Agreement is required to be done or taken on a day that is not a Business Day, then such action shall not be required to be done or taken on such day but on the first succeeding Business Day thereafter.
ARTICLE 2
The Merger
Section 2.1   The Merger.
(a)   On the terms and subject to the satisfaction or waiver of the conditions set forth in this Agreement, at the Effective Time, Merger Subsidiary shall be merged (the “Merger”) with and into the Company in accordance with the DGCL, whereupon the separate existence of Merger Subsidiary shall cease, and the Company shall survive the Merger as the surviving corporation (the “Surviving Corporation”) and as a wholly owned subsidiary of Parent. The Merger shall have the effects specified in this Agreement and the DGCL.
(b)   Subject to the provisions of ARTICLE 9, the closing of the Merger (the “Closing”) shall take place via the electronic exchange of documents and signature pages as soon as possible, but in any event no later than three (3) Business Days after the date the conditions set forth in ARTICLE 9 (other than conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permissible, waiver of those conditions at the Closing) have been satisfied or, to the extent permissible, waived by the party or parties entitled to the benefit of such conditions, or at such other place, at such other time or on such other date as Parent and the Company may mutually agree in writing (the date on which the Closing actually occurs, the “Closing Date”).
(c)   At the Closing, the Company shall file a certificate of merger with the Secretary of State of the State of Delaware and make all other filings required by the DGCL in connection with the Merger. The Merger shall become effective at the time the certificate of merger is duly filed with and accepted by, the Secretary of State of the State of Delaware or such later date and time as may be agreed to by the parties and specified in the certificate of merger (the “Effective Time”).
Section 2.2   Conversion of Shares.   At the Effective Time, as a result of the Merger and without any further action on the part of Parent, Merger Subsidiary or the Company or the holder of any capital stock of the Company (unless otherwise specified herein):
(a)   Except as otherwise provided in Section 2.2(b), Section 2.2(c), or Section 2.4, each share of Company Stock issued and outstanding immediately prior to the Effective Time, other than the Rollover Shares (if any), shall be automatically converted into the right to receive $2.55 in cash, without interest (the “Merger Consideration”) and subject to any applicable withholding Taxes pursuant to Section 2.8. As of the Effective Time, all such shares of Company Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and shall thereafter represent only the right to receive the Merger Consideration to be paid in accordance with Section 2.3, without interest and subject to any applicable withholding Taxes pursuant to Section 2.8.

(b)   Each share of Company Stock held by the Company as treasury stock or owned by any Subsidiary of the Company or by Parent or any Subsidiary of Parent immediately prior to the Effective Time, excluding any Rollover Shares, shall be canceled, and no payment shall be made with respect thereto.
(c)   If any Rollover Agreements are executed and delivered prior to the Closing, then the Rollover Shares issued and outstanding immediately prior to the Effective Time shall be cancelled and, pursuant to such Rollover Agreements, the holder of such Rollover Shares shall be entitled to receive shares of the common stock of Parent in respect thereof.
(d)   Each share of common stock of Merger Subsidiary issued and outstanding immediately prior to the Effective Time shall be converted into and become one share of common stock of the Surviving Corporation and shall constitute the only outstanding shares of capital stock of the Surviving Corporation.
Section 2.3   Surrender and Payment.
(a)   Prior to the Effective Time, Parent shall appoint a paying agent selected by Parent with the Company’s prior written approval, which approval shall not be unreasonably conditioned, withheld, or delayed (the “Exchange Agent”) for the purpose of exchanging for the Merger Consideration (i) certificates representing shares of Company Stock (the “Certificates”) or (ii) uncertificated shares of Company Stock (the “Uncertificated Shares”). Prior to the Effective Time, Parent shall deposit (or cause to be deposited) with the Exchange Agent an amount of cash, by wire transfer of immediately available funds, which, together with the portion of the Company’s Cash on Hand that is to be used to pay a portion of the Merger Consideration (if any) and the Deposit Amount is equal to the aggregate Merger Consideration to be paid in respect of the Company Stock. At Closing, (x) Parent will instruct the Company to release the Deposit Amount to the Exchange Agent, and such amount will be used to fund a portion of aggregate Merger Consideration and (y) at the written request of Parent, the Company shall deposit with the Exchange Agent such portion of the aggregate Merger Consideration from the Company’s Cash on Hand as specified in such request; provided, that nothing in this Section 2.3(a)(y) shall obligate the Company to deposit any amount in excess of the Company’s Cash on Hand at the Effective Time. Promptly after the Effective Time, the Surviving Corporation shall (and Parent shall cause the Surviving Corporation to) send, or cause the Exchange Agent to send, to each holder of shares of Company Stock at the Effective Time, other than the Rollover Stockholders and Dissenting Shares, a letter of transmittal and instructions (which shall be in a customary form reasonably acceptable to the Company and shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the Certificates or Uncertificated Shares to the Exchange Agent) for use in such exchange.
(b)   Each holder of shares of Company Stock that have been converted into the right to receive the Merger Consideration shall be entitled to receive, upon (i) surrender to the Exchange Agent of a Certificate, together with a properly completed and duly executed letter of transmittal, or (ii) receipt of an “agent’s message” by the Exchange Agent (or such other evidence, if any, of transfer as the Exchange Agent may reasonably request) in the case of a book-entry transfer of Uncertificated Shares, the Merger Consideration in respect of the Company Stock represented by a Certificate or Uncertificated Share, less any applicable Taxes withheld pursuant to Section 2.8. Until so surrendered or transferred, as the case may be, each such Certificate or Uncertificated Share shall represent after the Effective Time for all purposes only the right to receive such Merger Consideration, without interest and subject to any applicable withholding Taxes pursuant to Section 2.8.
(c)   If any portion of the Merger Consideration is to be paid to a Person other than the Person in whose name the surrendered Certificate or the transferred Uncertificated Share is registered, it shall be a condition to such payment that (i) either such Certificate shall be properly endorsed or shall otherwise be in proper form for transfer or such Uncertificated Share shall be properly transferred and (ii) the Person requesting such payment shall pay to the Exchange Agent any transfer or other Taxes required as a result of such payment to a Person other than the registered holder of such Certificate or Uncertificated Share or establish to the satisfaction of the Exchange Agent that such Tax has been paid or is not payable.
(d)   All Merger Consideration paid upon the surrender of Certificates or transfer of Uncertificated Shares in accordance with the terms hereof shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Company Stock formerly represented by such Certificate or Uncertificated

Shares. From and after the Effective Time, there shall be no further transfers or registration of transfers of shares of Company Stock. If, after the Effective Time, Certificates or Uncertificated Shares are presented to Parent or the Exchange Agent, they shall be automatically canceled and exchanged for the Merger Consideration in accordance with the procedures set forth, in this ARTICLE 2.
(e)   Any portion of the Merger Consideration made available to the Exchange Agent pursuant to Section 2.3(a) that remains unclaimed by the holders of shares of Company Stock twelve (12) months after the Effective Time shall be returned to Surviving Corporation, upon demand, and any such holder who has not exchanged shares of Company Stock for the Merger Consideration in accordance with this Section 2.3 prior to that time shall thereafter look only to Surviving Corporation for payment of the Merger Consideration in respect of such shares without any interest thereon and subject to any applicable withholding Taxes pursuant to Section 2.8. Notwithstanding the foregoing, neither Parent nor the Surviving Corporation shall be liable to any holder of shares of Company Stock for any amounts paid to a public official pursuant to applicable abandoned property, escheat or similar Applicable Laws. To the extent permitted by Applicable Law, any amounts remaining unclaimed by such holders of Company Stock two (2) years after the Effective Time, or at such earlier date as is immediately prior to the time at which such amounts would otherwise escheat to or become property of any Governmental Authority shall become the property of the Surviving Corporation (or at the option of Parent, Parent) free and clear of any claims or interest of any such holders (and their successors, assigns or personal representatives) previously entitled thereto.
Section 2.4   Dissenting Shares.
(a)   Notwithstanding anything to the contrary contained in this Agreement, shares of Company Stock held by a holder who is entitled to demand and properly demands appraisal of such shares in accordance with Section 262 of the DGCL (any such shares being referred to as “Dissenting Shares” until such time as such holder effectively withdraws or fails to perfect or otherwise loses such holder’s appraisal rights under Section 262 of the DGCL with respect to such shares) shall not be converted into or represent the right to receive Merger Consideration in accordance herewith, but shall be entitled only to such rights as are granted by Section 262 of the DGCL to a holder of Dissenting Shares. At the Effective Time, Dissenting Shares shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of Dissenting Shares shall cease to have any rights with respect thereto, except the right to receive the fair value of such Dissenting Shares in accordance with the provisions of Section 262 of the DGCL, subject to any applicable withholding Taxes pursuant to Section 2.8.
(b)   If any Dissenting Shares shall lose their status as such (through failure to perfect appraisal rights under Section 262 of the DGCL or otherwise), then, such shares shall be deemed to have been converted as of the Effective Time into the Merger Consideration and shall represent only the right to receive the Merger Consideration in accordance herewith, without interest thereon and subject to any applicable withholding Taxes pursuant to Section 2.8, and shall not thereafter be Dissenting Shares.
(c)   The Company shall give Parent: (i) prompt written notice of (A) any demand for appraisal received by the Company prior to the Effective Time pursuant to the DGCL; (B) any withdrawal or attempted withdrawal of any such demand; and (C) any other demand, notice or instrument delivered to the Company prior to the Effective Time pursuant to the DGCL; and (ii) the opportunity to direct all negotiations and proceedings with respect to any such demand, notice or instrument. Prior to the Effective Time, the Company shall not, without the prior written consent of Parent or as otherwise required by an Order, make any payment with respect to, or settle or compromise or offer to settle or compromise, any such demand, or agree to do any of the foregoing.
Section 2.5   Treatment of Company Equity Awards.
(a)   Service-Based Restricted Stock Units.
(i)   Vested Company RSUs.   At the Effective Time, each Company RSU that is vested and outstanding but not yet settled (including any Company RSU that vests pursuant to this Section 2.5(a)(i)) immediately prior to the Effective Time (each, a “Vested Company RSU”), whether settleable in shares of Company Stock or cash, shall be canceled, and Parent shall cause the Surviving Corporation to pay each such holder at the time and in the manner provided under Section 2.7(a) for each Company RSU an amount in cash equal to the Merger Consideration per share of Company Stock (the “Vested Company

RSU Consideration”), less any applicable Taxes withheld pursuant to Section 2.8. Each Company RSU listed on Section 2.5(a) of the Company Disclosure Schedule that is unvested and outstanding immediately prior to the Effective Time shall accelerate and vest immediately prior to the Effective Time.
(ii)   Unvested Company RSU Awards.   At the Effective Time, each Unvested Company RSU Award, whether settleable in shares of Company Stock or cash, shall be converted into the contingent right solely to receive from the Surviving Corporation, in full satisfaction of the rights of such holder with respect thereto, an amount in cash (a “Converted Stock Unit Cash Award”) equal to the product obtained by multiplying (A) the Merger Consideration per share of Company Stock by (B) the number of shares of Company Stock covered by the applicable Unvested Company RSU Award immediately prior to the Effective Time. The Converted Stock Unit Cash Award shall continue to vest on the same schedule and conditions as applied to the applicable Unvested Company RSU Award and shall otherwise remain subject to the same terms and conditions as applied to the corresponding Unvested Company RSU Award, as applicable, immediately prior to the Effective Time, including any acceleration of vesting provisions, but excluding any terms rendered inoperative by reason the Merger and for such other administrative or ministerial changes as in the reasonable and good faith determination of Parent are appropriate to conform the Converted Stock Unit Cash Award. Payment of each applicable portion of a Converted Stock Unit Cash Award shall be made without interest and at the time and in the manner provided under Section 2.7(b).
(b)   Performance-Based Restricted Stock Units.   At the Effective Time, each performance-based restricted stock unit of the Company that is outstanding immediately prior to the Effective Time (each, a “Company PSU”) under any Company Equity Plan, whether or not vested, and whether settleable in shares of Company Stock or cash, shall be canceled, and Parent shall cause the Surviving Corporation to pay each holder at the time and in the manner provided under Section 2.7(a) for each Change in Control Transaction Determined Unit an amount in cash equal to the Merger Consideration per share of Company Stock (the “Company PSU Consideration”), less any applicable Taxes withheld pursuant to Section 2.8. For the avoidance of doubt, each Company PSU that is not a Change in Control Transaction Determined Unit shall be canceled for no consideration.
(c)   Company Stock Options.   At the Effective Time, each option to purchase shares of Company Stock under any Company Equity Plan that is outstanding (but not yet exercised) immediately prior to the Effective Time (each, a “Company Option” and together with the Company RSUs and Company PSUs, collectively, the “Company Equity Awards”), whether or not vested, shall be canceled, and Parent shall cause the Surviving Corporation to pay each holder of an In-the-Money Company Option at the time and in the manner provided under Section 2.7(a) for each share underlying an In-the-Money Company Option an amount in cash equal to the Merger Consideration per share of Company Stock less (i) the exercise price per share of Company Stock of the Company Option (the “In-the-Money Company Option Consideration”) and (ii) any applicable Taxes withheld pursuant to Section 2.8. For the avoidance of doubt, each Company Option that is not an In-the-Money Company Option shall be canceled for no consideration.
(d)   Termination at the Effective Time.   As of the Effective Time, each of the Company Equity Plans shall terminate and no holder of Company Equity Awards shall have any rights to acquire, or other rights in respect of, the capital stock of the Company, the Surviving Corporation or any of their Subsidiaries, except the rights contemplated by this Section 2.5.
(e)   Further Actions.   Prior to the Effective Time, and subject to the prior review and comment by Parent (which review and comment shall be reasonably considered), the Board of Directors of the Company (or, if appropriate, any committee thereof administering the applicable Company Equity Plan) shall take such actions as are necessary or appropriate to (i) approve and effectuate the foregoing provisions of this Section 2.5, including delivery of all required notices to each holder of Company Equity Awards, making any determinations and/or resolutions of the Board of Directors of the Company or a committee thereof or any administrator of the applicable Company Equity Plan as may be necessary and (ii) deliver copies of all consents, notices, amendments and other documents executed, adopted or delivered, as applicable, in connection with the immediately preceding clause (i) to Parent.

Section 2.6   Adjustments.   If, during the period between the date of this Agreement and the Effective Time, any change in the outstanding shares of capital stock of the Company shall occur, including by reason of any reclassification, recapitalization, stock split or combination, exchange or readjustment of shares, or any stock dividend thereon with a record date during such period, but excluding any change that results from any exercise, vesting or settlement of Company RSUs, Company PSUs or Company Options outstanding as of the date hereof, the Merger Consideration and any other amounts payable pursuant to this Agreement shall be appropriately adjusted. For the avoidance of doubt, to the extent any adjustments may be required pursuant to this Section 2.6 with respect to Company RSUs, Company PSUs or Company Options, such adjustments will be made without duplication in a manner consistent with the relevant adjustment provisions of the applicable Company Equity Plan.
Section 2.7   Payment of Company Equity Awards Consideration.
(a)   General.   Parent shall cause the Surviving Corporation to pay through the payroll or other appropriate system of the Surviving Corporation, as applicable, to each holder of a Company Equity Award (other than an Unvested Company RSU Award), the In-the-Money Company Option Consideration, the Vested Company RSU Consideration and/or the Company PSU Consideration, as applicable, less any applicable Taxes withheld pursuant to Section 2.8 and without interest, within sixty (60) days following the Effective Time.
(b)   Converted Stock Unit Cash Awards.   Parent shall cause payment of each applicable portion of a Converted Stock Unit Cash Award to be made to the applicable holder through the payroll or other appropriate system of the Surviving Corporation, as applicable, as soon as practicable after the applicable vesting date, but in each such case within sixty (60) days following the applicable vesting date, less any applicable Taxes withheld pursuant to Section 2.8 and the terms and conditions of the applicable Converted Stock Unit Cash Award and without interest. In no event will any holder of a Converted Stock Unit Cash Award be permitted, directly or indirectly, to specify the taxable year of payment of any portion of a Converted Stock Unit Cash Award.
Section 2.8   Withholding Rights.   Notwithstanding anything to the contrary in this Agreement, each of the Exchange Agent, the Surviving Corporation, the Merger Subsidiary and Parent (and their respective agents or Representatives) shall be entitled to deduct and withhold from any consideration or amount otherwise payable to any Person pursuant to this Agreement such amounts as it is required to deduct and withhold under the Code or any other provision of Applicable Law. To the extent that amounts are so deducted and withheld, such amounts shall be paid over to the appropriate Governmental Authority and treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.
Section 2.9   Lost Certificates.   If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond, in such reasonable amount as the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will, subject to Section 2.4, issue, in exchange for such lost, stolen or destroyed Certificate, the Merger Consideration to be paid in respect of the shares of Company Stock represented by such Certificate, as contemplated by this ARTICLE 2.
Section 2.10   Parent Deposit.
(a)   Concurrently with the execution and delivery of this Agreement, Parent has deposited an amount of immediately available funds equal to the Parent Termination Fee (the “Deposit Amount”) with the Company.
(b)   The Deposit Amount shall be held by the Company in a separate account at a commercial bank in the United States with at least $25,000,000,000 in assets (the “Depository Bank”). The Company shall have the right to invest and reinvest the Deposit Amount as determined by the Company from time to time; provided, however, that any such investment shall in all events be limited to (i) direct short-term obligations of, or short-term obligations fully guaranteed as to principal and interest by, the U.S. government, in commercial paper rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively, or (ii) certificates of deposit, bank repurchase agreements or banker’s acceptances offered by the Depository Bank. All investment earnings will be held at the Depository Bank until distributed in accordance with Section 2.10(c), and all investment losses will be charged against the Deposit Amount; provided, however, than in no event shall Parent be required to deposit with the Company any additional amounts to replenish any such investment losses. The Company shall not be liable for any loss to the Deposit Amount resulting from the investments described in the preceding sentences, except to the extent that a court of competent jurisdiction determines, by a final, non-appealable Order, that the Company’s gross negligence, bad faith or willful misconduct caused such loss.
(c)   If the Closing is consummated pursuant to the terms of this Agreement, then, at the Closing, the Deposit Amount, together with any investment earnings and interest earned thereon, will sent by the Company to the Exchange Agent in accordance with Section 2.3(a) and the Deposit Amount, together with any investment earnings and interest earned thereon, will be used to fund a portion of aggregate Merger Consideration. If this Agreement is validly terminated in accordance with Section 10.1 and Parent is required to pay the Parent Termination Fee pursuant to Section 10.3 in connection with such termination, then the Company shall be entitled to permanently retain the Deposit Amount, and (i) the investment earnings and interest earned thereon shall be available to pay the Enforcement Expenses, if any, which the Company is entitled to collect pursuant to Section 10.3(e), and (ii) the Company will promptly return to Parent any balance of the investment earnings and interest earned on the Deposit Amount that remains after the payment of such Enforcement Expenses. If this Agreement is validly terminated and the Parent Termination Fee is not payable pursuant to Section 10.3 in connection with such termination, then the Company shall return the Deposit Amount, together with any investment earnings and interest earned thereon, to Parent in accordance with Section 10.3(d). Notwithstanding anything to the contrary in this Agreement, the Deposit Amount shall be used solely for the purposes set forth in this Section 2.10(c) and shall not be used for any other purpose.
ARTICLE 3
The Surviving Corporation
Section 3.1   Certificate of Incorporation.   Subject to Section 7.4(b), the certificate of incorporation of the Company shall, by virtue of the Merger, be amended and restated at the Effective Time in its entirety to read as the certificate of incorporation of Merger Subsidiary in effect immediately prior to the Effective Time, except that Paragraph 1 thereof shall provide that the name of the Surviving Corporation shall be “TrueCar, Inc.” and the provisions relating to the incorporator shall be omitted. Such certificate of incorporation, as so amended, shall be the certificate of incorporation of the Surviving Corporation until thereafter amended in accordance with Applicable Law and such certificate of incorporation.
Section 3.2   Bylaws.   The parties shall take all actions necessary so that at the Effective Time, the bylaws of the Company are amended and restated to read as the bylaws of Merger Subsidiary in effect as of immediately prior to the Effective Time, and as so amended and restated shall be the bylaws of the Surviving Corporation (except that references therein to the name of Merger Subsidiary shall be replaced by references to the name of the Surviving Corporation) until amended in accordance with Applicable Law, the certificate of incorporation and such bylaws.
Section 3.3   Directors and Officers.   The parties shall take all requisite actions so that, from and after the Effective Time, until successors are duly elected or appointed and qualified or until their earlier, death, resignation or removal in accordance with Applicable Law, the certificate of incorporation and the bylaws of the Surviving Corporation, (i) the directors of Merger Subsidiary immediately prior to the Effective Time shall be the directors of the Surviving Corporation and (ii) the officers of the Merger Subsidiary immediately prior to the Effective Time shall be the officers of the Surviving Corporation.
ARTICLE 4
Representations and Warranties of the Company
Except as set forth in (i) any Company SEC Document filed on or after January 1, 2024 and publicly available at least two (2) Business Days prior to the date of this Agreement (but excluding any risk factor disclosures contained solely under the heading “Risk Factors” (other than any factual information contained therein), any “forward-looking statements” disclaimer, and any other disclosures contained or referenced therein of information, factors or risks to the extent they are predictive, cautionary or forward-looking in nature (other than any factual information contained therein)) or (ii) the Company Disclosure Schedule (each section of which qualifies the correspondingly numbered representation and warranty or covenant to the extent specified therein, provided that any disclosure set forth with respect to any particular section shall be deemed to be disclosed in reference to all other applicable sections of this Agreement (other than Section 4.5(a) or Section 4.5(b)) if the relevance of such disclosure to such other sections is reasonably apparent on its face), the Company hereby represents and warrants to Parent and Merger Subsidiary as follows:
Section 4.1   Corporate Existence and Power.   The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all corporate powers, governmental licenses, authorizations, permits, consents and approvals (collectively “Permits”) required to own, lease, and operate its properties and to carry on its business as now conducted, except for those licenses, authorizations, permits, consents and approvals the absence of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 4.2   Corporate Authorization.
(a)   The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the Transactions are within the Company’s corporate powers and, except for the Company Stockholder Approval (as defined below), have been duly authorized by all necessary corporate action on the part of the Company. The affirmative vote of the holders of a majority of the outstanding shares of Company Stock is the only vote of the holders of the Company’s capital stock necessary to approve and adopt this Agreement and consummate the Transactions, including the Merger (the “Company Stockholder Approval”). This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other Applicable Laws affecting creditors’ rights generally and general principles of equity (the “Bankruptcy and Equity Exception”).
(b)   At a meeting duly called and held, the Board of Directors of the Company has, by the unanimous vote of all directors of Company, (i) determined that this Agreement and the Transactions, including the Merger, are advisable, fair to and in the best interests of the Company and its stockholders; (ii) approved the execution, delivery and performance by the Company of this Agreement and the consummation of the Transactions; (iii) declared advisable this Agreement and the Transactions; (iv) resolved to recommend that the Company’s stockholders vote to approve and adopt this Agreement and the Transactions (such recommendation, the “Company Board Recommendation”); and (v) directed that this Agreement be submitted to the stockholders of the Company for adoption at the Company Stockholders Meeting, which Company Board Recommendation has not been withdrawn, rescinded or modified in any way as of the date of this Agreement.
(c)   True, complete, and correct copies of the Company’s certificate of incorporation and bylaws, in each case as in effect on the date of this Agreement, are included in the Company SEC Documents. The Company has not taken any action in material breach or violation of any of the provisions of the Company’s certificate of incorporation or bylaws.
Section 4.3   Governmental Authorization.   The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the Transactions require no action by or in respect of, or filing with, any Governmental Authority other than (i) the filing of a certificate of merger with respect to the Merger with the Secretary of State of the State of Delaware, (ii) compliance with applicable requirements of the HSR Act, if any, (iii) compliance with any applicable requirements of the 1934 Act, and any other applicable state or federal securities laws and (iv) any actions or filings the absence of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 4.4   Non-contravention.   The execution, delivery and performance by the Company of this Agreement and the consummation of the Transactions do not and will not (i) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or bylaws of the Company or similar organizational documents of any of the Company’s Subsidiaries, (ii) assuming compliance with the matters referred to in Section 4.3, contravene, conflict with or result in any violation or breach of any provision of any Applicable Law, (iii) assuming compliance with the matters referred to in Section 4.3, require any notice, consent or other action by any Person under, constitute a breach of or default under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which the Company or any of its Subsidiaries is entitled under any provision of any Material Contract, in each case with or without notice, lapse of time, or both, as applicable, or (iv) result in the creation or imposition of any Lien (other than a Permitted Lien) on any asset of the Company or any of its Subsidiaries, with only such exceptions, in the case of each of clauses (ii) through (iv), as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 4.5   Capitalization.
(a)   The authorized capital stock of the Company consists of 1,000,000,000 shares of Company Stock and 20,000,000 shares of preferred stock, par value $0.0001 per share in each case. As of close of business on October 10, 2025 (the “Capitalization Date”), 88,848,869 shares of Company Stock (which excludes the shares of Company Stock reserved for issuance upon the settlement of Company Equity Awards) were outstanding. There are no outstanding shares of preferred stock of the Company. All outstanding shares of capital stock of the Company have been, and all shares that may be issued pursuant to the Company Equity Plans will be, when issued in accordance with the respective terms thereof and Applicable Law, duly authorized, validly issued, fully paid and nonassessable and were not issued in violation of any preemptive or similar rights. The Company holds no shares of Company Stock in the treasury of the Company. No shares of Company Stock are owned by any Subsidiary of the Company.
(b)   As of the Capitalization Date, the Company has reserved 31,288,287 shares of Company Stock for issuance pursuant to the Company Equity Plans. As of the Capitalization Date, there were outstanding (i) Company RSUs that may be settled into 5,877,587 shares of Company Stock, (ii) Company PSUs that may be settled into 8,289,461 shares of Company Stock (assuming achievement of all applicable performance goals at maximum-level performance), and (iii) Company Options that may be exercised to acquire 1,184,498 shares of Company Stock, of which Company Options that may be exercised to acquire 1,184,498 shares of Company Stock were vested.
(c)   Except as set forth in this Section 4.5 and for changes since the Capitalization Date resulting from the settlement or exercise of Company RSUs, Company PSUs and Company Options, in each case outstanding on such date or granted to the extent not prohibited by this Agreement, there are no issued, reserved for issuance or outstanding (i) shares of capital stock or other voting securities of or ownership interests in the Company, (ii) securities or indebtedness of the Company convertible into or exchangeable for shares of capital stock or other voting securities of or ownership interests in the Company, (iii) warrants, calls, options or other rights to acquire from the Company, or other obligation of the Company to issue, any capital stock or voting securities of, or ownership interests in, or securities convertible into or exchangeable for capital stock or voting securities of, or ownership interests in, the Company or (iv) restricted shares, stock appreciation rights, performance units, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or voting security of, or ownership interest in, the Company (the items in clauses (i) through (iv) being referred to collectively as the “Company Securities”). There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any of the Company Securities. The Company has no accrued and unpaid dividends with respect to any outstanding shares of Company Stock or Company Equity Awards.
(d)   Section 4.5(d) of the Company Disclosure Schedule lists each outstanding Company Equity Award as of the Capitalization Date, including (i) the name or employee identification number of the holder of such Company Equity Award and the holder’s state of residence, (ii) the type of service relationship with the Company or any of its Subsidiaries (e.g., employee, independent contractor or non-employee director), (iii) the applicable Company Equity Plan covering the Company Equity Award, (iv) the type of Company Equity Award, (v) the number of shares of Company Stock subject to such outstanding Company

Equity Award (based on the aggregate number of shares of Company Stock granted on the grant date and vesting on the applicable vesting date and assuming satisfaction of any performance vesting conditions at maximum levels), (vi) if applicable, the exercise price, strike price or similar pricing of such Company Equity Award, (vii) the date on which such Company Equity Award was granted or issued, (viii) the applicable vesting schedule of such Company Equity Award and (ix) the extent to which such Company Equity Award is vested and exercisable as of such date. The Company shall provide Parent with an updated Section 4.5(d) of the Company Disclosure Schedule no later than five (5) Business Days prior to the Effective Time. All Company Equity Awards have been granted in compliance in all material respects with the applicable Company Equity Plan and all Applicable Laws. The Company has delivered or made available to Parent complete and accurate copies of each of the Company Equity Plans covering Company Equity Awards and the forms of all award agreements evidencing such Company Equity Awards, and all agreements under the Company Equity Plans that materially deviate from such forms.
(e)   There are no stockholder agreements or voting trusts or other Contracts to which Company or any of its Subsidiaries is a party with respect to the voting, or restricting the transfer, of any Company Stock or any of the equity of its Subsidiaries. Neither Company nor its Subsidiaries has granted any preemptive rights, anti-dilutive rights or rights of first refusal, registration rights or similar rights with respect to any Company Stock or any of the equity of its Subsidiaries that are in effect. Neither Company nor any of its Subsidiaries has any outstanding any bonds, debentures, notes or other debtor obligations the holders of which have the right to vote (or convertible into or exchangeable or exercisable for securities having the right to vote) with the stockholders of Company or any of its Subsidiaries on any matter.
(f)   As of the date of this Agreement, there is no stockholder rights plan, “poison pill” antitakeover plan or similar device in effect to which Company or any of its Subsidiaries is subject, party or otherwise bound.
Section 4.6   Subsidiaries.
(a)   Each Subsidiary of the Company has been duly organized, is validly existing and (where applicable) in good standing under the laws of its jurisdiction of organization, has all organizational powers and all governmental licenses, authorizations, permits, consents and approvals required to own, lease, and operate its properties and to carry on its business as now conducted, except for those licenses, authorizations, permits, consents and approvals the absence of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each such Subsidiary is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company has made available to Parent true, complete, and correct copies of each of its Subsidiary’s certificate of incorporation and bylaws, or other governing documents, in each case as in effect on the date of this Agreement. No Subsidiary of the Company, nor the Company itself, has taken any action in material breach or violation of any of the provisions of any Subsidiary’s certificate of incorporation, bylaws or other governing documents.
(b)   All of the outstanding capital stock of or other voting securities of, or ownership interests in, each Subsidiary of the Company, is owned by the Company, directly or indirectly, free and clear of any Lien, other than Permitted Liens, and is duly authorized, validly issued, fully paid and nonassessable. As of the date hereof, there are no issued, reserved for issuance or outstanding (i) securities or indebtedness of the Company or any of its Subsidiaries convertible into, or exchangeable for, shares of capital stock or other voting securities of, or ownership interests in, any Subsidiary of the Company, (ii) warrants, calls, options or other rights to acquire from the Company or any of its Subsidiaries, or other obligations of the Company or any of its Subsidiaries to issue, any capital stock or other voting securities of, or ownership interests in, or any securities convertible into, or exchangeable for, any capital stock or other voting securities of, or ownership interests in, any Subsidiary of the Company or (iii) restricted shares, stock appreciation rights, performance units, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or other voting securities of, or ownership interests in, any Subsidiary of the Company (the items in clauses (i) through (iii) being referred to collectively as the “Company Subsidiary Securities”). There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any of the Company Subsidiary Securities.

(c)   Section 4.6(c) of the Company Disclosure Schedule sets forth the name, jurisdiction of incorporation or organization (as applicable), entity form, authorized capital stock or other voting securities, and each holder of issued capital stock or other voting securities, and the amount thereof, of each Subsidiary of the Company. The Company does not, directly or indirectly, (i) own or hold the right to acquire any equity securities, ownership interests or voting interests (including voting debt) of, or securities exchangeable or exercisable therefor, or investments in, any other Person or (ii) have any obligation to make any investment or capital contribution in any other Person.
Section 4.7   SEC Filings and the Sarbanes-Oxley Act.
(a)   The Company has filed with or furnished to the SEC, on a timely basis, all reports, schedules, forms, statements, prospectuses, registration statements, certifications and other documents required to be filed or furnished by the Company, including pursuant to the 1933 Act, the 1934 Act or the Sarbanes-Oxley Act, since the Applicable Date (collectively, together with any exhibits and schedules thereto and other information incorporated therein, the “Company SEC Documents”). No Subsidiary of the Company is required to file periodic reports with the SEC pursuant to the 1933 Act, the 1934 Act or comply with the Sarbanes-Oxley Act.
(b)   As of its filing date or on the date on which it was furnished (or, if amended, as of the date of such amendment), each Company SEC Document complied as to form in all material respects with the applicable requirements of the 1933 Act, the 1934 Act and the Sarbanes-Oxley Act, as the case may be.
(c)   As of its filing date or on the date on which it was furnished (or, if amended, as of the date of such amendment), each Company SEC Document did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.
(d)   The Company and each of its officers are in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act. The management of the Company has complied in all material respects with Rule 13a-15 or 15d-15 under the 1934 Act, and designed, and maintained at all times since the Applicable Date, disclosure controls and procedures to ensure that material information relating to the Company, including its consolidated Subsidiaries, is recorded, processed and made known on a timely basis to the management of the Company and any other individuals responsible for the preparation of the Company’s filings with the SEC.
(e)   Since the Applicable Date, none of the Company, any of its Subsidiaries or, to the Knowledge of the Company, the Company’s auditors, has identified or been made aware of (A) any significant deficiencies or material weaknesses in the design, maintenance or operation of internal control over financial reporting (“Internal Controls”) which would adversely affect the Company’s ability to record, process, summarize and report financial data, (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s Internal Controls or the preparation of financial statements, or (C) any complaints, allegations, assertions, or claims, whether written or oral, regarding a material violation of accounting procedures, internal accounting controls or auditing matters relating to the period since the Applicable Date, including from employees of the Company or its Subsidiaries regarding questionable accounting, auditing or legal compliance matters, in each case that would be reasonably expected to adversely affect the Company’s ability to record, process, summarize and report financial information. The Internal Controls are sufficient to provide reasonable assurance (i) that transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, (ii) that transactions are executed only in accordance with the authorization of management, and (iii) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of the Company’s properties or assets. The Company has made available to Parent all comment letters and all material correspondence between the SEC and the Company with respect to the Company SEC Documents since the Applicable Date that is not otherwise publicly available. As of the date of this Agreement, there are no outstanding or unresolved comment letters received from the SEC with respect to any of the Company SEC Documents. As of the date hereof, to the Knowledge of the Company, none of the Company SEC Documents is the subject of active SEC review.
(f)   As of the date hereof, the Company is in compliance in all material respects with the applicable listing and corporate governance rules and regulations of Nasdaq.

Section 4.8   Financial Statements.   The audited consolidated financial statements and unaudited consolidated interim financial statements of the Company included or incorporated by reference in the Company SEC Documents (including the related notes and schedules) fairly present in all material respects, in conformity with GAAP applied on a consistent basis (except as may be indicated in the notes thereto) and all applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, the consolidated financial position of the Company and its Subsidiaries as of the dates thereof and their consolidated results of equity, operations and cash flows for the periods then ended (subject to normal and recurring year-end audit adjustments and the absence of footnotes in the case of any unaudited interim financial statements, which such adjustments have not been and are not expected to be material in amount, individually or in the aggregate).
Section 4.9   Disclosure Documents.   The proxy statement of the Company to be filed with the SEC in connection with the Merger (the “Proxy Statement”) will, when filed, comply as to form and substance in all material respects with the applicable requirements of the 1934 Act. At the time the Proxy Statement and any amendments or supplements thereto is first mailed to the stockholders of the Company and at the time of the Company Stockholder Meeting, the Proxy Statement as supplemented or amended, if applicable, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representations and warranties contained in this Section 4.9 will not apply to statements or omissions included or incorporated by reference in the Proxy Statement based upon information supplied by Parent, Merger Subsidiary or any of their respective Representatives specifically for use or incorporation by reference therein.
Section 4.10   Absence of Certain Changes.   Since the Company Balance Sheet Date through the date of this Agreement, (a) the business of the Company and its Subsidiaries has been conducted in the ordinary course of business in all material respects; (b) there has not been any action taken by the Company or any of its Subsidiaries that would have required the consent of Parent pursuant to Section 6.1(b) (other than with respect to Section 6.1(b)(iii), Section 6.1(b)(viii), Section 6.1(b)(xii) (to the extent set forth on Section 4.19 of the Company Disclosure Schedule) and Section 6.1(b)(xvii)), had such action occurred after the date hereof, and (c) there has not been any effect that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 4.11   No Undisclosed Material Liabilities.   There are no liabilities or obligations of any nature (whether accrued, absolute, contingent, or otherwise) of the Company or any of its Subsidiaries that would be required by GAAP to be reflected on or reserved against a consolidated balance sheet of the Company (or disclosed in the notes thereto) and its Subsidiaries, other than: (i) liabilities or obligations disclosed and provided for in the Company Balance Sheet or in the notes thereto; (ii) liabilities or obligations incurred in the ordinary course of business since the Company Balance Sheet Date; (iii) liabilities or obligations incurred in connection with the Transactions; or (iv) liabilities or obligations that would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole. Neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any “off balance sheet arrangement” within the meaning of Item 303 of Regulation S-K promulgated under the 1933 Act.
Section 4.12   Compliance with Laws and Court Orders; Permits.
(a)   The Company and each of its Subsidiaries is, and since the Applicable Date has been, in compliance with all Applicable Laws, and to the Knowledge of the Company is not under investigation by any Governmental Authority with respect to, and has not been threatened to be charged with or given notice of any violation of, any Applicable Law, except for failures to comply or violations that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. No default has occurred under, and there exists no event that, with or without notice, lapse of time or both, that would result in a default under, or would give to any Person any right of revocation, non-renewal, adverse modification or cancellation of, any such Permit, nor has any Governmental Authority threatened in writing to revoke or terminate any such Permit, except, in each case, as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b)   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, in the past five (5) years, neither the Company nor any of its Subsidiaries, directors, officers, or, to the Knowledge of the Company, any agent or employee of the Company or any of its Subsidiaries has (i) taken any action, directly or indirectly, that would result in a violation by any such Persons of the U.S. Foreign Corrupt Practices Act of 1977, the Anti-Kickback Act of 1986, the U.K. Bribery Act of 2010, or any other anti-bribery, anti-corruption, or anti-money laundering Applicable Law, (ii) used any funds of the Company for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, or, in connection with the business of the Company or any of its Subsidiaries, (iii) given, offered, promised or authorized the giving of money or anything of value, to any Government Official, for the purpose of (A) influencing an act or decision of such Government Official or improperly inducing such Government Official to use his or her influence or position to affect any act or decision of a Governmental Authority, (B) obtaining an improper business advantage, or (C) obtaining or retaining business. Neither the Company nor any of its Subsidiaries, nor any director, officer, agent or employee of the Company or any of its Subsidiaries (in his or her capacity as a director, officer, agent or employee of the Company or any of its Subsidiaries) is, or since the Applicable Date, has been, subject to any actual, pending, or, to the Knowledge of the Company, threatened Proceedings, or made any voluntary disclosures to any Governmental Authority, involving the Company or any of its Subsidiaries relating to any applicable anti-bribery and anti-corruption laws.
(c)   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, in the past five (5) years, neither the Company nor any of its Subsidiaries, directors, officers, or, to the Knowledge of the Company, agents or employees of the Company or any of its Subsidiaries, (i) has been a Sanctioned Person; (ii) has engaged in or otherwise participated in, or assisted or facilitated any direct or indirect dealing or transaction with, or for the benefit of, a Sanctioned Person; or (iii) has otherwise violated applicable Sanctions.
Section 4.13   Litigation.   There is no Proceeding pending against, or, to the Knowledge of the Company, threatened against or affecting, the Company, any of its Subsidiaries, or any of their properties, rights or assets that would reasonably be expected, individually or in the aggregate, to be material to the Company and its Subsidiaries, taken as a whole. Neither the Company nor any of its Subsidiaries, or their respective directors, officers or employees, in their capacities as such, or any of their properties, rights or assets, is a party to or subject to the provisions of any Order that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
Section 4.14   Properties.
(a)   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and its Subsidiaries have good title to, or valid leasehold interests in, free and clear of all Liens other than Permitted Liens, all property and assets reflected on the Company Balance Sheet or acquired after the Company Balance Sheet Date, except for properties and assets that have been disposed of since the Company Balance Sheet Date in the ordinary course of business.
(b)   Neither the Company nor any of its Subsidiaries own, and have never owned, any real property. As of the date hereof, Section 4.14(b) of the Company Disclosure Schedule sets forth a true and complete list of the street address and the associated lease agreement, including any subleases thereof, for all material real property leased by the Company or any of its Subsidiaries (the “Leased Real Property” or the “Real Property”). The Company has delivered or made available to Parent copies of all material leases or subleases, and all material amendments and modifications thereof, with respect to the Leased Real Property (each, a “Real Property Lease”).
(c)   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) each Real Property Lease is valid and in full force and effect (subject to the Bankruptcy and Equity Exception), (ii) neither the Company nor any of its Subsidiaries, nor to the Company’s Knowledge any other party to a Real Property Lease, has violated any provision of, or taken or failed to take any act which, with or without notice, lapse of time, or both, would constitute a material default or permit the termination, modification or acceleration of rent under the provisions of such Real Property Lease, and neither the Company nor any of its Subsidiaries has received or given notice that it has materially breached, violated or defaulted under any Real Property Lease, (iii) there is no option to purchase, right of first refusal, right of first offer or other Contract granting the Company or its Subsidiaries or, to the Company’s Knowledge, any other Person, any right to acquire, sublease or use the Leased Real Property, (iv) the possession and quiet enjoyment by the Company and each of its Subsidiaries of the Real Property Leases has not been disturbed, and (v) there are no pending Proceedings with respect to such Real Property Leases.
(d)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company has not received any written, or to the Company’s Knowledge, oral notice that all or any portion of Real Property is subject to any governmental order to be sold or is being condemned, expropriated or otherwise taken by any Governmental Authority with or without payment of compensation therefor.
Section 4.15   Intellectual Property, Technology and Privacy.
(a)   Section 4.15(a) of the Company Disclosure Schedule sets forth a complete and accurate list of all Owned IP that (i) is a registration or application issued by or with any Governmental Authority or domain name registrar, specifying as to each item, as applicable, the title, owner, jurisdiction, and status, registration or application numbers, dates; or (ii) constitutes any software or unregistered trademark that is material to the Company’s business. All right, title and interest in and to the Owned IP is exclusively owned by the Company or a Subsidiary thereof, free and clear of all Liens other than Permitted Liens. All Owned IP is subsisting, valid, and enforceable, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company has taken all necessary actions required to maintain and keep in effect the registered and applied for Owned IP.
(b)   To the Knowledge of the Company, (i) the conduct of the businesses of the Company and each of its Subsidiaries has not, in the past three (3) years, infringed, misappropriated, or otherwise violated, and is not currently infringing, misappropriating, or otherwise violating, any Intellectual Property of any other Person, (ii) the Company and each of its Subsidiaries owns or has a right to use all Intellectual Property used in or necessary to conduct the business of the Company and the Subsidiaries (such Intellectual Property, together with the Owned IP, the “Business Intellectual Property”); (iii) no Third Party is infringing upon, violating, or misappropriating any Owned IP; and (iv) the Company has not transferred ownership of, or granted any exclusive rights in, any Owned IP to any Third Party. The Company has not sent any notice to any Person or brought any Proceeding for unauthorized use, unauthorized disclosure, infringement, misappropriation or other violation of any Owned IP. The Company does not have any liability for unauthorized use, unauthorized disclosure, infringement, misappropriation or other violation of any Third Party Intellectual Property.
(c)   Section 4.15(c) of the Company Disclosure Schedule lists all material Company Products that, as of the date of this Agreement, are available for use or purchase by the Company or currently under development, for each such Company Product (and each version thereof).
(d)   The Company has secured from all (i) current consultants and, in the last three (3) years, all current and former advisors, employees and independent contractors who independently or jointly contributed to or participated in the conception, reduction to practice, creation or development of any material Owned IP, and (ii) named inventors of patents and patent applications owned or purported to be owned by the Company (any Person described in clause (i) or (ii), an “Author”), unencumbered and unrestricted exclusive ownership of, all of the Authors’ right, title and interest in and to such material Owned IP. No Author has retained any rights, licenses, claims or interest whatsoever with respect to any material Owned IP developed by the Author for the Company. The Company has provided to Parent true, correct and complete copies of all forms of such disclosure and assignment documents currently used by the Company. To the Knowledge of the Company, no Author is subject to any employment agreement or invention assignment or nondisclosure agreement or other obligation with any third party that could adversely affect the Company’s rights in Owned IP. To the Knowledge of the Company, no current or former employee, consultant, advisor or independent contractor of the Company is in violation of any agreement described above.
(e)   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, neither the execution and performance of this Agreement nor the consummation of the Transactions will result in: (i) Parent or any of its Affiliates granting to any third party any right to or with respect to any Intellectual Property owned by, or licensed to, Parent or any of its Affiliates, (ii) Parent or any of its Affiliates, being bound by or subject to, any exclusivity obligations, non-compete or other restriction on the operation or scope of their respective businesses, (iii) Parent or the Surviving Corporation being obligated to pay any royalties or other material amounts to any third party in excess of those payable by any of them, respectively, in the absence of this Agreement or the Transactions or (iv) any termination of, or other impact to, any Business Intellectual Property.
(f)   Since the Applicable Date, there has been no material malfunction, failure, continued substandard performance, denial-of-service, or any event constituting a Security Incident to the Knowledge of the Company. Since the Applicable Date, the Company and its Subsidiaries have taken commercially reasonable efforts to safeguard the confidentiality, availability, security, and integrity of the Company IT Systems, in each case except as would not reasonably be expected to have, individually or in the aggregate, Material Adverse Effect.
(g)   Since the Applicable Date, the Company and each of its Subsidiaries have complied in all material respects with applicable Data Privacy and Security Requirements, including the collection, use, processing, storage, transfer, and security of Personal Information in the conduct of the Company’s and its Subsidiaries’ businesses. Since the Applicable Date, to the Company’s knowledge, the Company and its Subsidiaries have not received any written notice of any Proceeding or investigation (or other inquiry) by any Governmental Authority concerning the Company’s or any of its Subsidiaries’ collection, use, processing, storage, transfer, or protection of Personal Information or actual, alleged, or suspected violation of any Data Privacy and Security Requirement, in each case except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(h)   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, since the Applicable Date, the Company’s practices relating to the operating, testing, improvement, and development of Company AI Products comply in all material respects with all (i) Applicable Laws and (ii) applicable contractual obligations to which the Company is bound.
(i)   No Person other than the Company, its Subsidiaries, or the Company or its Subsidiaries’ respective software development independent contractors (who are subject to reasonable confidentiality and non-disclosure restrictions and whose rights and access are solely for the development, support or maintenance of software for the Company or its Subsidiaries) is or has been in possession of or had access to, or has been granted or agreed to be granted any license or other right with respect to, any source code for any software owned or purported to be owned by the Company or any of its Subsidiaries (the “Company Software”). The Company and its Subsidiaries have taken no action (and no action has been taken on their behalf) that (i) requires or has required any of them to (A) disclose or make available to any Person the source code of any Company Software, or (B) grants any rights or immunities under any Owned IP, including with respect to the use of any Company Software, or (ii) limits or has limited any ability to charge license fees or otherwise seek compensation in connection with the marketing, licensing, distribution, or making available of any Company Software, in all cases as a result of including in, incorporating or embedding into, linking, combining or distributing with such Company Software any Open Source Software. The Company and its Subsidiaries are, and since the Applicable Date have been, in compliance with all licenses governing any Open Source Software used by any of them, in each case except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 4.16   Taxes.
(a)   All income and other material Tax Returns required by Applicable Law to be filed with any Governmental Authority by, or on behalf of, the Company or any of its Subsidiaries have been filed when due (taking into account validly obtained extensions of time to file) in accordance with all Applicable Law, and all such Tax Returns are true, correct and complete in all material respects.
(b)   The Company and each of its Subsidiaries has paid (or has had paid on its behalf) to the appropriate Governmental Authority all income and other material Taxes due and payable (whether or not such Taxes were reflected on any Tax Return), or, where payment is not yet due, has established (or has had established on its behalf and for its sole benefit and recourse) in accordance with GAAP an adequate accrual for all material Taxes through the end of the last period for which the Company and its Subsidiaries ordinarily record items on their respective books. Neither the Company nor any of its Subsidiaries has incurred any material liabilities for Taxes since the Company Balance Sheet Date, other than in the ordinary course of business and consistent with past practice.
(c)   No claim has been made in the past five (5) years by a Governmental Authority in a jurisdiction where the Company or any of its Subsidiaries does not pay a material amount of a particular type of Tax or file a particular type of material Tax Return that the Company or such Subsidiary, as applicable, is or may be subject to such material Tax by that jurisdiction or required to file such material Tax Return in that jurisdiction.
(d)   The Company and each of its Subsidiaries is not and has never been a member of any affiliated group within the meaning of Section 1504(a) of the Code or any other affiliated, consolidated, combined, unitary or similar group or arrangement for group relief for any other Tax purposes (other than a group which the Company is the common parent of). The Company and each of its Subsidiaries has no liability for the Taxes of any Person (other than the Company or its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or non-U.S. law), as a transferee or successor, by Contract (other than any customary commercial Contract entered into with unrelated third parties in the ordinary course of business that are not primarily related to Taxes), or operation of law. Neither the Company nor any of its Subsidiaries is a party to or bound by any Contract regarding the sharing or allocation of, or indemnification or reimbursement for, either liability for Taxes or payment of Taxes (other than any customary commercial Contract entered into with unrelated third parties in the ordinary course of business that are not primarily related to Taxes or any Contract solely between any of the Company and any of its Subsidiaries).
(e)   There is no audit, examination, claim or other Proceeding now currently in progress, pending or threatened in writing against or with respect to the Company or any of its Subsidiaries in respect of any material Tax or Tax Return. There are no material Tax deficiencies or assessments claimed, proposed or asserted against (or otherwise with respect to) the Company or any of its Subsidiaries that have not been fully paid and finally settled. Neither the Company nor any of its Subsidiaries has extended or waived (or requested to extend or waive) any statute of limitations period for the assessment or collection of any material Tax.
(f)   During the two-year period ending on the date hereof or otherwise as part of a “plan (or series of related transactions)” within the meaning of Section 355(e) of the Code of which the Merger is also a part, neither the Company nor any of its Subsidiaries was a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a transaction governed or intended to be governed by Section 355 of the Code.
(g)   The Company and each of its Subsidiaries has properly withheld, and paid over to the appropriate Governmental Authority, all material Taxes that it was required to withhold from any payment to any employee, independent contractor, creditor, stockholder, vendor or other Person.
(h)   Neither the Company nor any of its Subsidiaries has participated or been party to any “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(1).
(i)   The Company has delivered or made available to Parent true, complete and correct copies of all final versions of formal third-party studies or analyses regarding Section 382 of the Code with respect to the Company (excluding any superseded studies or analyses), if any, undertaken by the Company within the past six (6) years. To the Company’s Knowledge, as of the date hereof, without regard to the Merger, since the last “ownership change” occurring in 2020, the Company has not undergone an “ownership change” within the meaning of Section 382 of the Code.
(j)   None of the assets of the Company or any of its Subsidiaries is subject to any Lien for a material amount of Taxes (other than Liens for Taxes not yet due and payable).
(k)   Neither the Company nor any of its Subsidiaries has, or has ever had, a “permanent establishment” (within the meaning of any applicable income Tax treaty or under any Applicable Law) or a fixed place of business, in each case, in any jurisdiction other than the United States.
(l)   The Company currently is not, and has not been at any time during the past five (5) years, a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code.

(m)   There are no private letter rulings, technical advice memorandums or similar rulings with respect to any Taxes or Tax Returns of the Company or any of its Subsidiaries that have been requested or issued within the past five (5) years.
(n)   Neither the Company nor any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting made, or improper method of accounting or cash method of accounting used, on or prior to the Closing Date, (ii) closing agreement described in Section 7121 of the Code (or any similar provision of state, local or non-U.S. Applicable Law) entered into on or prior to the Closing Date, (iii) “intercompany transaction” within the meaning of Treasury Regulations Section 1.1502-13 (or any similar provision of state, local or non-U.S. Applicable Law) occurring on or prior to the Closing Date, (iv) “excess loss account” within the meaning of Treasury Regulations Section 1.1502-19 (or any similar provision of state, local or non-U.S. Applicable Law) in existence on the Closing Date, (v) installment sale or open transaction disposition entered into on or prior to the Closing Date or (vi) prepaid amount received or deferred revenue accrued on or prior to the Closing Date.
(o)   Neither the Company nor any of its Subsidiaries has requested or claimed any Tax credits (or received any refund or advance payment thereof) under the Coronavirus Aid, Relief, and Economic Security Act, the Families First Coronavirus Response Act or Sections 3131, 3132 or 3134 of the Code (or any similar provision of state, local or non-U.S. Applicable Law).
Section 4.17   Employee Benefit Plans and Labor and Employment Matters.
(a)   Section 4.17(a) of the Company Disclosure Schedule sets forth a true, complete and correct list of all material Employee Plans.
(b)   With respect to each material Employee Plan, the Company has provided to Parent true and correct copies of (in each case to the extent applicable to such Employee Plan): (i) the current plan document and all amendments thereto or, if such Employee Plan is not in writing, a written description of the material terms of such Employee Plan; (ii) the most recent annual report (including applicable financial statements) filed with any Governmental Authority with respect to such Employee Plan; (iii) the most recent summary plan description and any subsequent summaries of material modifications related thereto, distributed to participants in such Employee Plan; (iv) all material Contracts relating to such Employee Plan, including all trust agreements, insurance contracts and policies and service provider agreements currently in effect; (v) the most recent determination, opinion or advisory letter issued by the IRS with respect to such Employee Plan; (vi) the most recent annual actuarial valuation and financial statements prepared for such Employee Plan; (vii) all material written notices and correspondence since January 1, 2022 to or from a Governmental Authority relating to such Employee Plan; (viii) all coverage, nondiscrimination, top heavy or Code Section 415 tests performed with respect to such Employee Plan for the three most recently completed plan years; and (ix) all summaries of benefits and coverages in accordance with the Patient Protection and Affordable Care Act, Form 1094-C and representative samples of Form 1095-C for the four most recent plan years.
(c)   Each Employee Plan, has been established, documented, maintained, operated and administered in all material respects in accordance with its terms and in compliance with Applicable Law. Except as would not, individually or in the aggregate, reasonably be expected to result in a material liability to the Company or any of its Subsidiaries, (i) neither the Company nor any of its Subsidiaries has breached any fiduciary duty imposed upon it by ERISA or any other Applicable Law with respect to any Employee Plan; (ii) no prohibited transaction within the meaning of Section 406 or 407 of ERISA or Section 4975 of the Code (and not otherwise exempt under Section 408 of ERISA or Section 4975(c)(2) or 4975(d) of the Code) has occurred with respect to any Employee Plan; and (iii) all contributions, premiums, benefits and other payments due or required to have been paid to, under or with respect to each Employee Plan on or before the Effective Time have been (or will be) timely made in accordance with the terms of such Employee Plan and Applicable Law or, if not due until after the Effective Time, have been (or will be) accrued as a liability on the interim financial statements of the Company in accordance with GAAP or paid. Neither the Company nor any of its Subsidiaries has incurred (whether or not assessed), and, to the Company’s Knowledge, there exists no condition or set of circumstances in connection with which the Company, the Surviving

Corporation, Parent or any of their respective Subsidiaries or Affiliates would reasonably be expected to incur, directly or indirectly, a material penalty, Tax, fine, Lien or liability under ERISA, the Code or any other Applicable Law with respect to any Employee Plan, in each case as a result of non-compliance with ERISA, the Code or any such Applicable Law.
(d)   Each Employee Plan intended to be qualified under Section 401(a) of the Code is the subject of a current, unrevoked favorable determination letter (or, in the case of a pre-approved plan, is the subject of a current, unrevoked favorable opinion letter issued by the IRS to the sponsor of such pre-approved plan and upon which the Company and such Employee Plan are entitled, under applicable IRS guidance, to rely) to the effect that such Employee Plan is qualified and, to the Company’s Knowledge, nothing has occurred or failed to occur has, and no facts or circumstances exist that have, adversely affected or could reasonably be expected to adversely affect the qualified status of such Employee Plan.
(e)   The Company and each of its Subsidiaries is and, at all relevant times, has been in compliance in all material respects with the Patient Protection and Affordable Care Act, Pub. L. No. 111 148, the Health Care and Education Reconciliation Act of 2010, Pub. L. No.111 152, and all regulations and guidance issued thereunder.
(f)   Each Employee Plan that provides deferred compensation that is subject to Section 409A of the Code satisfies (and at all relevant times has satisfied) the documentary and operational requirements of Section 409A of the Code.
(g)   Neither the execution and delivery of this Agreement nor the consummation of the Transactions (either alone or upon the occurrence of any additional or subsequent event, including a subsequent termination of employment or service) could result in any payment or benefit that could, individually or in combination with any other such payment or benefit, reasonably be expected to constitute an “excess parachute payment” within the meaning of Section 280G of the Code. Neither the Company nor any of its Subsidiaries has any obligation (whether pursuant to an Employee Plan or otherwise) to “gross-up,” indemnify, reimburse or otherwise compensate any individual for any additional Taxes or interest imposed pursuant to Section 409A or 4999 of the Code.
(h)   None of the Company, any of its Subsidiaries or any ERISA Affiliate has ever sponsored, maintained, participated in, contributed to or been obligated to contribute to, or has (or could reasonably be expected to have) any current or future liability or obligation (including any contingent liability or obligation) under or with respect to: (i) any “employee pension benefit plan,” as defined in Section 3(2) of ERISA, that is (or, at any time, was) subject to Section 302 or 303 of ERISA, Title IV of ERISA or Section 412 or 430 of the Code or otherwise constitutes a “defined benefit plan,” as defined in Section 3(35) of ERISA (whether or not subject to ERISA); (ii) any “multiemployer plan,” as defined in Section 3(37) or 4001(a)(3) of ERISA or Section 414(f) of the Code; (iii) any multiple employer plan within the meaning of Section 210(a) of ERISA or Section 413(c) of the Code; or (iv) any “multiple employer welfare arrangement,” as defined in Section 3(40) of ERISA. No Employee Plan is funded by, associated with or related to a “voluntary employees’ beneficiary association” within the meaning of Section 501(c)(9) of the Code.
(i)   None of the Company, any of its Subsidiaries or any Employee Plan provides (or contributes toward the cost of) or has any obligation or commitment to provide (or contribute toward the cost of) life insurance, medical or other welfare benefits (within the meaning of Section 3(1) of ERISA) to any current or former employee, officer or any other individual (or their spouses, domestic partners, dependents or beneficiaries) after their retirement or other termination of employment or service, other than continuation coverage mandated by Sections 601 through 608 of ERISA and Section 4980B(f) of the Code (or similar Applicable Law) and either (i) for which the covered individual pays the entire premium cost or (ii) for which any portion of the premium cost paid by the Company or its Subsidiaries would not reasonably be expected to result in a material liability to the Company or any of its Subsidiaries.
(j)   No claim (other than routine claims for benefits) or Proceeding is pending or, to the Company’s Knowledge, threatened with respect to (or against the assets of) any Employee Plan. To the Company’s Knowledge, no Employee Plan is the subject of an on-going, audit, examination, investigation or other Proceeding by any Governmental Authority, nor has the Company been notified that any such audit, examination, investigation or Proceeding is pending or under consideration by any Governmental Authority.

(k)   Except as expressly contemplated by this Agreement, neither the execution and delivery of this Agreement nor the consummation of the Transactions (either alone or upon the occurrence of any additional or subsequent event, including a subsequent termination of employment or service) could: (i) entitle any current or former employee, officer, director, consultant, independent contractor, or other service provider of or to the Company or any of its Subsidiaries to severance, unemployment compensation, bonus retention or change of control payments or benefits or to any other payment (whether under an Employee Plan or otherwise and whether in cash or equity); (ii) otherwise increase the amount or value of any benefit or compensation due or otherwise payable or required to be provided to any current or former employee, officer, director, consultant, independent contractor or other service provider of or to the Company or any of its Subsidiaries or forgive any indebtedness owed by any such individual; (iii) result in any benefit or right becoming established or increased, or accelerate the time of payment, vesting or funding of any benefit under any Employee Plan; (iv) require the Company, the Surviving Corporation, Parent or any of their respective Subsidiaries or Affiliates to transfer or set aside any assets to fund or otherwise provide for any benefits for any current or former employee, officer, director, consultant, independent contractor or other service provider of or to the Company of any of its Subsidiaries; or (v) impair any of the rights of the Company, the Surviving Corporation, Parent or any of their respective Subsidiaries or Affiliates under or with respect to any Employee Plan, including the right to amend, terminate, merge or transfer the assets of any Employee Plan.
(l)   (i) The Company and its Subsidiaries are, and during the past four (4) years have been, in material compliance with all Applicable Laws relating to labor and employment, including fair employment practices, workplace safety and health, terms and conditions of employment, equal pay, unemployment compensation, workers’ compensation, accommodation of disabilities discrimination, religious accommodation, harassment, whistleblowing, retaliation, affirmative action, hiring (including the obtaining and use of consumer reports and investigative consumer reports for employment purposes), child labor, worker notification of mass layoffs and plant closures, employee leave (including sick leave, family and medical leave, paid vacation and paid time off), restrictive covenants, meal and rest breaks, wage statements, prevailing wages, wages and hours (including exemptions, payment of minimum wages, regular wages, overtime and termination pay), and the classification of independent contractors as non-employees for purposes of all Applicable Laws; (ii) except as would not result in material liability for the Company or its Subsidiaries, during the past four (4) years, the Company and its Subsidiaries have fully and timely paid all wages, wage premiums, salaries, bonuses, commissions, severance payments, vacation payouts, expense reimbursements, and other amounts that have come due and payable to its current and former employees pursuant to all Applicable Laws, Material Contract or internal policy; (iii) the Company and its Subsidiaries are not and have not been, during the past four (4) years, subject to any Order or citation of a Governmental Authority finding liability for violation of any Applicable Laws relating to labor or employment; and (iv) the Company and its Subsidiaries are, and during the past four (4) years have been, in material compliance with all Applicable Laws relating to immigration, including the requirements of the Immigration Reform Control Act of 1986 and all Applicable Laws with respect to collecting, verifying employees’ acceptable documentation, and retaining complete and accurate copies of U.S. Citizenship and Immigration Services Forms I-9 for each current and former employee for whom the Company and its Subsidiaries are required to main such records under Applicable Law. To the Company’s Knowledge, none of the employees of the Company or its Subsidiaries working in the United States lack authorization to do so under Applicable Laws.
(m)   There are no pending, or to the Company’s Knowledge, threatened, Proceedings against the Company or any of its Subsidiaries by any employee, independent contractor, former employee, or former independent contractor of the Company or any of its Subsidiaries before any Governmental Authority relating to any labor and employment matters.
(n)   Neither the Company nor any of its Subsidiaries is a party to or subject to, or is currently negotiating in connection with entering into, any collective bargaining agreement. No union or similar organization represents any employees with respect to their work for the Company and/or its Subsidiaries. There is no, and for the past four (4) years has not been, pending or, to the Company’s Knowledge, threatened strike, work stoppage, slowdown, picketing or organized labor dispute with respect to the employees of the Company and its Subsidiaries. To the Company’s Knowledge, there is no, and for the past four (4) years has not been any actual or threatened union organizing activity or application for certification of a collective bargaining agent or any unfair labor practice charges filed with the National Labor Relations Board.

(o)   Since the Applicable Date, neither the Company nor any of its Subsidiaries has effectuated (i) a “plant closing” (as defined in the Worker Adjustment and Retraining Notification Act of 1988 or similar Applicable Law (the “WARN Act”)) affecting any site of employment or one or more facilities or operating units within any site of employment or facility of the Company or any of its Subsidiaries; or (ii) a “mass layoff” (as defined in the WARN Act) affecting any site of employment or facility of the Company or any of its Subsidiaries; and since the Applicable Date, neither the Company nor any of its Subsidiaries has been affected by any transaction or engaged in layoffs or employment terminations sufficient in number to trigger application of any similar state or local Applicable Law. None of Company’s employees has suffered an “employment loss” (as defined in the WARN Act) within the ninety (90) days preceding the date hereof.
(p)   The employment of an employee above the level of Vice President has not been terminated for any reason in the past six (6) months and, to the Company’s Knowledge, no employee at or above the level of Vice President has given the Company formal notice that he or she plans to terminate his or her employment with the Company.
(q)   All employees of the Company and its Subsidiaries are employed at will and not subject to any employment Contract with the Company and its Subsidiaries, whether oral or written, that provides for a fixed term of employment or creates a right to for an employee to receive severance pay upon termination.
(r)   During the past four (4) years, the Company and/or its Subsidiaries have not been a party to a settlement agreement arising from or resolving allegations of sexual harassment, sexual assault or misconduct of a sexual character. During the past four (4) years, no civil or criminal actions, demands or allegations of sexual assault, sexual harassment, or sexual misconduct have been asserted or threatened against any current officer or director of the Company and/or its Subsidiaries while employed in his or her capacity as an officer, director, or employee of the Company and/or its Subsidiaries.
Section 4.18   Environmental Matters.
Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect:
(a)   no written notice, Order, complaint or penalty has been received by the Company or any of its Subsidiaries arising out of any Environmental Laws or relating to Hazardous Substances, and there are no Proceedings pending or, to the Company’s Knowledge, threatened which allege any liability of or violation by the Company or any of its Subsidiaries relating to any Environmental Laws or Hazardous Substances; and
(b)   the operations of the Company and its Subsidiaries are in compliance with the terms of applicable Environmental Laws and all environmental permits necessary for their operations.
Section 4.19   Material Contracts.
(a)   As of the date hereof, neither the Company nor any of its Subsidiaries is a party to or bound by:
(i)   any Contract that constitutes a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC);
(ii)   any Contract limiting in any material respect the ability of the Company or its Subsidiaries (or, after the consummation of the Merger, Parent, the Surviving Corporation or any of their respective Subsidiaries) to (A) sell any products or services of or to any other Person or in any geographic region, (B) engage in any line of business or (C) engage or compete with or to obtain products or services from any Person or limiting the ability of any Person to provide products or services to the Company or its Subsidiaries (excluding any employee non-solicitation provisions contained in Contracts entered into in the ordinary course of business), including by way of an “exclusivity” provisions in favor of any Person that is not the Company nor any of its Subsidiaries (or, after the consummation of the Merger, Parent, the Surviving Corporation or any of their respective Subsidiaries);
(iii)   any Contract granting any Person a “most favored nation” right, right of first refusal, right of first negotiation, or other similar right with respect to the terms thereof, in each case in any respect material to the business of the Company and its Subsidiaries, taken as a whole;

(iv)   any Contract with any of the ten (10) largest suppliers by dollar volume of purchases made by the Company and its Subsidiaries during the twelve (12) months ended December 31, 2024 and the ten (10) largest affinity partner relationships by the dollar volume of payments made to such affinity partners as a result of the Company’s revenue sharing arrangements during the twelve (12) months ended December 31, 2024;
(v)   any Contract or series of related Contracts that obligates the Company or any of its Subsidiaries to make any future capital expenditures in excess of $500,000;
(vi)   any Contract, other than an Employee Plan, between the Company or any of its Subsidiaries, on the one hand, and any Affiliate (including any director or executive officer) thereof, on the other hand;
(vii)   any Contract (other than the organizational documents of the Company and its Subsidiaries) that relates to the formation, creation, governance or control of, or the economic rights or obligations of the Company or any of its Subsidiaries in, any joint venture, partnership for Tax purposes, or other similar arrangement;
(viii)   any Contract (A) entered into since the Applicable Date (B) that contains material continuing representations, covenants, indemnities or other obligations of the Company after the date hereof and, in each case of the foregoing clauses (A) and (B), that provides for the disposition or acquisition (whether by merger, consolidation, the sale of equity interests, the sale of all or substantially all of the assets, or otherwise) of any business or any equity interests of any Person;
(ix)   any Contract with a Governmental Authority;
(x)   any mortgages, indentures, guarantees, loans or credit agreements, security agreements or other Contracts relating to the borrowing of money or extension of credit, in each case in excess of $500,000, other than (A) accounts receivables and payables, (B) loans to direct or indirect wholly-owned Subsidiaries, (C) letters of credit obtained in connection with a Real Property Lease and (D) advances to employees for travel and business expenses, in each case in the ordinary course of business consistent with past practice;
(xi)   any settlement Contract with ongoing obligations (other than solely ongoing (x) confidentiality obligations or (y) other obligations that are immaterial), other than (A) releases that are immaterial in nature or amount and entered into in the ordinary course of business, or (B) settlement Contracts only involving payments that do not exceed $250,000 in any individual case;
(xii)   any collective bargaining agreement or other Contract with any labor union, labor organization, works council;
(xiii)   any Contract, other than an Employee Plan, that provides for payment obligations by the Company or any of its Subsidiaries in any twelve (12) month period following the date hereof of $500,000 or more in any individual case;
(xiv)   the Real Property Leases; and
(xv)   any Contract (A) under which the Company or its Subsidiaries has granted or received a license or other right to any Intellectual Property, (B) relating to the acquisition, ownership, or development of Intellectual Property, or (C) otherwise adversely affecting the Company’s or its Subsidiaries’ ability to use, enforce, or disclose any Intellectual Property (excluding, in each case of the foregoing clauses (A) through (C), (I) non-exclusive licenses or rights granted in the ordinary course of business, and (II) non-exclusive end-user licenses for unmodified, commercially available, off-the-shelf software that are provided in executable form only and used solely for the Company’s and its Subsidiaries’ internal business purposes, with an aggregate replacement cost of less than $250,000) (each Contract constituting any of the foregoing types described in clauses (i) – (xv), a “Material Contract”).
(b)   The Company has made available to Parent a true, complete and correct copy of each Material Contract. Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, (i) each of the Material Contracts is valid and in full force and effect (subject to the Bankruptcy and Equity Exception), (ii) neither the Company nor any of its Subsidiaries, nor to the Company’s Knowledge any other party to a Material Contract, has violated any provision of, or taken or failed to take any act which, with or without notice, lapse of time, or both, would constitute a default under the provisions of such Material Contract, and neither the Company nor any of its Subsidiaries has received notice that it has breached, violated or defaulted under any Material Contract, and (iii) each Material Contract is a valid, binding and enforceable obligation of the Company or its Subsidiary that is a party thereto and is in full force and effect, except as limited by the Bankruptcy and Equity Exceptions. Neither the Company nor any of its Subsidiaries has received, in the twelve (12) month period prior to the date of this Agreement, any written notice or other written communication from any person that such person intends to terminate, accelerate maturity or performance, not renew or modify in a manner materially adverse to Company and its Subsidiaries any Material Contract.
Section 4.20   Brokers.   Except for Morgan Stanley & Co. LLC, there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of the Company or any of its Subsidiaries who might be entitled to any fee or commission from the Company or any of its Affiliates in connection with the Transactions. Section 4.20 of the Company Disclosure Schedule sets forth the aggregate fees and expenses payable to Morgan Stanley & Co. LLC in connection with the Transactions.
Section 4.21   Opinion of Financial Advisor.   The Company has received the opinion of Morgan Stanley & Co. LLC, financial advisor to the Company, to the effect that, as of the date of this Agreement, the Merger Consideration is fair to the Company’s stockholders from a financial point of view. A true and complete copy of the signed, written opinion of Morgan Stanley & Co. LLC will promptly following the receipt thereof by the Company be made available to Parent after the date hereof for informational purposes only.
Section 4.22   Takeover Laws.   The Company has taken all action necessary to exempt the Merger, this Agreement, the Support Agreements, and the Transactions from the restrictions on business combinations set forth in any Takeover Laws.
Section 4.23   Insurance.   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (a) each of the material, currently active policies, binders and insurance contracts that are maintained by or for the benefit of the Company and its Subsidiaries (the “Insurance Policies”), is in full force and effect with all premiums due having been paid in full, and the Company is not in default under any Insurance Policy, (b) neither the Company nor any of its Subsidiaries has received any written or, to the Company’s Knowledge, oral notice of cancellation, termination, non-renewal or denial of coverage with respect to any Insurance Policy and (c) none of the policy limits under any of the Insurance Policies have been eroded by the payment of claims. A true, complete and accurate copy of each of the Insurance Policies has been made available to Parent.
Section 4.24   Related Party Transactions.   Neither the Company nor any of its Subsidiaries is a party to any Contract with or for the benefit of any Person that is required to be disclosed under Item 404 of Regulation S-K under the Securities Act and that is not so disclosed.
Section 4.25   HSR Act.   As of and immediately prior to the Closing, in relation to the HSR Act, the person (as such term is defined in 16 C.F.R. § 801.1(a)(1) and interpreted by the Federal Trade Commission) within which the Company is included will have (a) annual net sales (as determined pursuant to 16 C.F.R. § 801.11) of less than the $100,000,000 (as adjusted) threshold set forth in 15 U.S. Code § 18a(a)(2)(B)(ii) (currently $252,900,000) and (b) total assets (as determined pursuant to 16 C.F.R. § 801.11) of less than the $100,000,000 (as adjusted) threshold set forth in 15 U.S. Code § 18a(a)(2)(B)(ii) (currently $252,900,000).
Section 4.26   No Other Representations and Warranties.   Except for the representations and warranties expressly made by the Company in this ARTICLE 4 or in any certificate delivered by the Company pursuant to this Agreement, neither the Company nor any other Person makes any representation or warranty of any kind whatsoever, express or implied, at law or in equity, with respect to the Company, any of its Subsidiaries or their respective business, operations, assets, liabilities, condition (financial or otherwise) or the Transactions, notwithstanding any other statements made or the delivery or disclosure to the Parent and Merger Subsidiary or any of their respective Representatives of any documentation, forecasts or other information with respect to any one or more of the foregoing.

ARTICLE 5
Representations and Warranties of Parent
Except as set forth in the Parent Disclosure Schedule (each section of which qualifies the correspondingly numbered representation and warranty or covenant to the extent specified therein, provided that any disclosure set forth with respect to any particular section shall be deemed to be disclosed in reference to all other applicable sections of this Agreement if the relevance of such disclosure to such other sections is reasonably apparent on its face), Parent hereby represents and warrants to the Company as follows:
Section 5.1   Corporate Existence and Power.   Each of Parent and Merger Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all corporate powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted, except for those licenses, authorizations, permits, consents and approvals the absence of which would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Since the date of its incorporation, Merger Subsidiary has not engaged in any activities other than in connection with or as contemplated by this Agreement.
Section 5.2   Corporate Authorization.   The execution, delivery and performance by Parent and Merger Subsidiary of this Agreement, the Support Agreements, and the Equity Commitment Letter and the consummation by Parent and Merger Subsidiary of the Transactions are within the corporate powers of Parent and Merger Subsidiary and have been duly authorized by all necessary corporate action other than the adoption of this Agreement by Parent in its capacity as sole stockholder of Merger Subsidiary. Parent, in its capacity as sole stockholder of Merger Subsidiary, shall execute and deliver to Merger Subsidiary a written consent adopting this Agreement immediately following the execution of this Agreement by the parties hereto. Each of this Agreement, the Support Agreements, and the Equity Commitment Letters constitutes a legal, valid and binding agreement of each of Parent and Merger Subsidiary, enforceable against Parent and Merger Subsidiary in accordance with its terms, subject to the Bankruptcy and Equity Exception.
Section 5.3   Governmental Authorization.   The execution, delivery and performance by Parent and Merger Subsidiary of this Agreement and the consummation by Parent and Merger Subsidiary of the Transactions require no action by or in respect of, or filing with, any Governmental Authority, other than (i) the filing of a certificate of merger with respect to the Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of other states in which Parent is qualified to do business, (ii) compliance with applicable requirements of the HSR Act, if any, (iii) compliance with any applicable requirements of the 1934 Act and any other state or federal securities laws and (iv) any actions or filings the absence of which would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
Section 5.4   Non-contravention.   The execution, delivery and performance by Parent and Merger Subsidiary of this Agreement, the Support Agreements, and the Equity Commitment Letters and the consummation by Parent and Merger Subsidiary of the Transactions do not and will not (i) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or bylaws of Parent or Merger Subsidiary, (ii) assuming compliance with the matters referred to in Section 5.3, contravene, conflict with or result in any violation or breach of any provision of any Applicable Law, (iii) assuming compliance with the matters referred to in Section 5.3, require any consent or other action by any Person under, constitute a default under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which Parent or any of its Subsidiaries is entitled under any provision of any Contract binding upon Parent or any of its Subsidiaries or (iv) result in the creation or imposition of any Lien on any asset of the Parent or any of its Subsidiaries, with only such exceptions, in the case of each of clauses (ii) through (iv), as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
Section 5.5   Disclosure Documents.   The information supplied by Parent for inclusion in the Proxy Statement will not, at the time the Proxy Statement and any amendments or supplements thereto are first mailed to the stockholders of the Company and at the time of the Company Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representations and warranties contained in this Section 5.5 will not apply to statements or omissions included or incorporated by reference in the Proxy Statement based upon information supplied by the Company or any of its Representatives specifically for use or incorporation by reference therein.
Section 5.6   Brokers.   Except for B. Riley Securities, Inc., whose fees will be paid by Parent, there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Parent who might be entitled to any fee or commission from the Company or any of its Affiliates upon consummation of the Transactions.
Section 5.7   Financing.
(a)   As of the date hereof, Parent has delivered to the Company a true, correct and complete copy of the fully executed equity commitment letter of even date herewith (together with all exhibits, annexes, schedules and term sheets attached thereto and as amended, modified, supplemented, replaced or extended from time to time after the date hereof, the “Equity Commitment Letter”) between the investor party thereto (the “Investor”) and Parent pursuant to which the Investor has committed to make an equity investment in Parent, subject to the terms and conditions therein, in cash in the aggregate amount set forth therein (the “Equity Financing”). All commitments and other fees required to be paid under the Equity Commitment Letter prior to the date hereof have been paid in full.
(b)   Net proceeds of the Equity Financing, when funded in accordance with the Equity Commitment Letter and this Agreement, will be in an amount sufficient, together with the Cash on Hand and the Deposit Amount, to consummate the Merger when and upon the terms contemplated by this Agreement, to make all payments required by this Agreement to be made in connection with the Closing, and pay all related fees and expenses required to be paid by the Company, Parent and Merger Subsidiary on the Closing Date in connection with the Transactions (collectively, the “Required Amount”).
(c)   As of the date hereof, the Equity Commitment Letter (in the executed form delivered by Parent to the Company) is in full force and effect and constitute the valid, binding and enforceable obligation of Parent and the Investor, as applicable, enforceable in accordance with its terms, and has not been amended or modified. The commitments contained in the Equity Commitment Letter have not been withdrawn or rescinded in any respect. Except for the Equity Commitment Letter, as of the date of this Agreement, there are no side letters or other Contracts or arrangements related to the terms of the Equity Financing. The Equity Commitment Letter provides that, subject to the terms and conditions set forth therein, including the Additional Financing Condition, the Company is an express third-party beneficiary thereunder, entitled to enforce the Equity Commitment Letter in accordance with its terms. As of the date hereof, there are no conditions precedent or other contingencies related to the funding, investing or use of the full amount of the Equity Financing contemplated by the Equity Commitment Letter, other than the conditions precedent set forth in the Equity Commitment Letter (such conditions precedent, the “Financing Conditions”). As of the date hereof, assuming that the closing condition set forth in Section 9.2(b) would be satisfied, Parent has no reason to believe that (i) any of the Financing Conditions will not be satisfied on or prior to the Closing Date or (ii) the Equity Financing will not be available to Parent on the Closing Date.
Section 5.8   Solvency.   Assuming (i) the satisfaction or waiver of the conditions to Parent’s obligation to consummate the Merger, (ii) the accuracy of the representations and warranties set forth in ARTICLE 4 of this Agreement (for this purpose, such representations and warranties shall be true and correct in all material respects) and (iii) after giving effect to the Transactions, the payment of the aggregate Merger Consideration, any repayment or refinancing of debt contemplated in this Agreement and the payment of all related fees and expenses, the Surviving Corporation on a consolidated basis will be Solvent as of the Effective Time and immediately after the consummation of the Transactions. For purposes of this Agreement, “Solvent” when used with respect to any Person, means that, as of any date of determination, (A) the amount of the “fair saleable value” of the assets of such Person will, as of such date, exceed (1) the value of all “liabilities of such Person, including contingent and other liabilities,” as of such date, as such quoted terms are generally determined in accordance with Applicable Laws of the United States governing determinations of the insolvency of debtors, and (2) the amount that will be required to pay the probable liabilities of such Person on its existing debts (including contingent liabilities) as such debts become absolute and matured, (B) such Person will not have, as of such date, an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged following such date and (C) such Person will be able to pay its liabilities, including contingent and other liabilities, as they mature. For purposes of the definition of Solvent, “not have, as of such date, an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged” and “able to pay its liabilities, including contingent and other liabilities, as they mature” shall have the meanings generally determined with respect to such quoted terms in accordance with Applicable Laws governing determinations of the insolvency of debtors.
Section 5.9   Ownership of Company Stock.   Parent and its Affiliates (as such term is defined in Rule 13d-3 promulgated under the 1934 Act) do not directly or indirectly beneficially own (as such term is defined in Rule 13d-3 promulgated under the 1934 Act) five percent (5%) or more of the outstanding shares of Company Stock or other securities of the Company (assuming for this purpose the full exercise of any options, warrants or other rights to acquire Company Stock or other securities of the Company held by such persons). At no time during the past three years has Parent, Investor or any of their respective “affiliates” or “associates” been an “interested stockholder” such that the restrictions in Section 203 of the DGCL would apply to the Transactions.
Section 5.10   Stockholder and Management Arrangements.   As of the date hereof, other than the arrangements specifically set forth in this Agreement with respect to the Equity Commitment Letter and the Support Agreements, neither Parent or Merger Subsidiary nor any of their respective Affiliates is a party to any Contract, arrangement, commitment or understanding, or has authorized, made or entered into, or committed or agreed to enter into, any formal or informal arrangements or other understandings (whether or not binding) with any stockholder, director, officer, employee or other Affiliate of the Company or any of its Subsidiaries pursuant to which (a) any such holder of shares of Company Stock would be entitled to receive consideration of a different amount or nature than the Merger Consideration in respect of such holder’s shares of Company Stock or (b) any Person (including any stockholder, director, officer, employee or other Affiliate of the Company) has agreed to provide, directly or indirectly, equity investment to Parent, Merger Subsidiary or the Company to finance any portion of the Transactions.
Section 5.11   HSR Act.   As of and immediately prior to the Closing, in relation to the HSR Act, the person (as such term is defined in 16 C.F.R. § 801.1(a)(1) and interpreted by the Federal Trade Commission) within which the Parent is included will have (a) annual net sales (as determined pursuant to 16 C.F.R. § 801.11) of less than the $100,000,000 (as adjusted) threshold set forth in 15 U.S. Code § 18a(a)(2)(B)(ii) (currently $252,900,000) and (b) total assets (as determined pursuant to 16 C.F.R. § 801.11) of less than the $100,000,000 (as adjusted) threshold set forth in 15 U.S. Code § 18a(a)(2)(B)(ii) (currently $252,900,000).
Section 5.12   Deposit Amount.   Prior to the date of this Agreement, Parent has caused the Deposit Amount to be deposited with the Company.
Section 5.13   Exclusivity of Representations and Warranties. No Other Representations and Warranties.   Each of Parent and Merger Subsidiary, on behalf of itself and its Subsidiaries, acknowledges and agrees that, except for the representations and warranties expressly set forth in ARTICLE 4 or in any certificate delivered by the Company pursuant to this Agreement: (i) neither the Company nor any of its Subsidiaries (or any other Person) makes, or has made, any representation or warranty relating to the Company, its Subsidiaries or any of their businesses, operations or otherwise in connection with this Agreement or the Transactions; (ii) no Person has been authorized by the Company, any of its Subsidiaries or any of its or their respective Representatives to make any representation or warranty relating to the Company, its Subsidiaries or any of their businesses or operations or otherwise in connection with this Agreement or the Transactions, and if made, such representation or warranty must not be relied upon by Parent, Merger Subsidiary or any of their respective Representatives as having been authorized by the Company, any of its Subsidiaries or any of its or their respective Representatives (or any other Person); and (iii) the representations and warranties made by the Company in this Agreement are in lieu of and are exclusive of all other representations and warranties, including any express or implied or as to merchantability or fitness for a particular purpose, and the Company hereby disclaims any other or implied representations or warranties, notwithstanding the delivery or disclosure to Parent, Merger Subsidiary or any of their respective Representatives of any documentation or other information (including any financial information, supplemental data or financial projections or other forward-looking statements).

Section 5.14   No Reliance.   Each of Parent and Merger Subsidiary, on behalf of itself and its Subsidiaries, acknowledges and agrees that, except for the representations and warranties expressly set forth in ARTICLE 4, it is not acting (including, as applicable, by entering into this Agreement or consummating the Transactions) in reliance on: (i) any other representation or warranty, express or implied; (ii) any estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information provided or addressed to Parent, Merger Subsidiary or any of their respective Representatives, including any materials or information made available in the electronic data room hosted by or on behalf of the Company in connection with the Transactions, in connection with presentations by the Company’s management or in any other forum or setting; or (iii) the accuracy or completeness of any other representation, warranty, estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information.
ARTICLE 6
Covenants of the Company
The Company agrees that:
Section 6.1   Conduct of the Company.
(a)   Except (i) as required by Applicable Law, (ii) as expressly contemplated by this Agreement or (iii) as set forth in Section 6.1 of the Company Disclosure Schedule, from the date hereof until the Effective Time (or such earlier date and time on which this Agreement is terminated pursuant to ARTICLE 10), unless Parent otherwise consents in writing (such consent not to be unreasonably withheld, conditioned or delayed), the Company shall, and shall cause each of its Subsidiaries to, use reasonable best efforts to conduct its business in the ordinary course of business; provided, however, that no action taken or omitted to be taken by the Company or any of its Subsidiaries with respect to the matters specifically addressed by Section 6.1(b) shall be deemed to be a breach of this Section 6.1(a) unless such action would constitute a breach of Section 6.1(b).
(b)   Except with the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed) or as expressly contemplated by this Agreement or set forth in Section 6.1 of the Company Disclosure Schedule or as required by Applicable Law, from the date hereof until the Effective Time (or such earlier date and time on which this Agreement is terminated pursuant to ARTICLE 10), the Company shall not, nor shall it permit any of its Subsidiaries to:
(i)   amend its certificate of incorporation, bylaws or other similar organizational documents;
(ii)   (A) adjust, split, combine or reclassify any shares of its capital stock, (B) declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, except for dividends by any of its wholly-owned Subsidiaries to the Company or to any other wholly-owned Subsidiary of the Company or (C) redeem, repurchase or otherwise acquire or offer to redeem, repurchase, or otherwise acquire any Company Securities or any Company Subsidiary Securities, other than as permitted or required in accordance with the terms of Company Equity Awards that are outstanding on the date of this Agreement or are granted to the extent not prohibited by this Agreement;
(iii)   (A) issue, deliver, pledge, grant, transfer, or sell, or authorize the issuance, delivery, pledge, grant, transfer, or sale of, any shares of any Company Securities or Company Subsidiary Securities, other than the issuance of (x) any shares of Company Stock upon the settlement of Company Equity Awards, in each case that are outstanding on the date of this Agreement, or (y) any Company Subsidiary Securities to the Company or any other Subsidiary of the Company, or (B) amend any term of any Company Security or any Company Subsidiary Security;
(iv)   acquire (by merger, consolidation, acquisition of stock or assets or otherwise) any corporation or partnership or other business organization, or division thereof, or a material amount of the assets, securities, properties, interests or businesses of such Person, other than pursuant to Contracts existing as of the date hereof and set forth on Section 6.1(b)(iv) of the Company Disclosure Schedule;

(v)   sell, lease or otherwise transfer any of its material assets, securities, properties, interests or businesses, other than (A) pursuant to Contracts existing as of the date hereof and set forth on Section 6.1(b)(v) of the Company Disclosure Schedule, (B) the sale of inventory in the ordinary course of business, or (C) assets or properties sold, leased or transferred pursuant to this clause (C) having a value of less than $100,000 in the aggregate during the period from the date of this Agreement through the Closing;
(vi)   make any material loans, advances or capital contributions to, or investments in, any other Person, other than (A) extensions of trade credit to customers in the ordinary course of business, (B) advances to directors, officers and other employees for travel and other business-related expenses, in each case in the ordinary course of business and in compliance with the Company’s (or applicable Subsidiary of the Company’s) policies related thereto, or (C) loans, advances or capital contributions to, or investments in, wholly-owned Subsidiaries of the Company;
(vii)   incur any indebtedness for borrowed money or guarantees thereof, other than any indebtedness or guarantee incurred between the Company and any of its wholly-owned Subsidiaries or between any of such wholly-owned Subsidiaries; provided, however, that trade accounts payable incurred in the ordinary course of business shall not be considered indebtedness for purposes of this Section 6.1(b)(vii);
(viii)   other than as required by the terms of an Employee Plan as in effect on the date hereof and disclosed to Parent or except as otherwise provided for in this Agreement or by Applicable Law and subject to Section 6.1(b)(iii), (A) announce or accelerate the vesting or payment of, or grant any compensatory equity award, (B) increase any severance or termination pay (or amend any existing severance pay or termination arrangement) for the benefit of any of the employees, directors, or other service providers of the Company or its Subsidiaries, except for increases or amendments in the ordinary course of business with respect to an employee of the Company or its Subsidiaries with annual base salary of less than $250,000, (C) establish, adopt, enter into or materially amend any material service, consulting, deferred compensation or other similar material Contract, (D) increase compensation or bonus opportunity payable or to become payable or benefits provided under an Employee Plan or otherwise, in each case except for increases in the ordinary course of business with respect to a current employee of the Company or its Subsidiaries not to exceed the greater of an amount equal to five percent (5%) of each such employee’s compensation or bonus or an amount of $10,000, as applicable, (E) establish, adopt, materially amend or terminate any material Employee Plan (other than general changes to the Company’s health and welfare plans made during the open enrollment process in the ordinary course of business), (F) hire any new employees, unless such hiring is in the ordinary course of business and is with respect to employees having an annual base salary and incentive compensation opportunity not to exceed $250,000, or (G) terminate, other than for Cause (as such term is defined in Section 7.5(b) of the Company Disclosure Schedule) or because of the employee’s performance failure, (1) more than, in the aggregate, ten (10) Company employees holding a title below the vice president level or (2) any Company employee holding a title of vice president or higher; provided, that, as used herein, a “performance failure” means demonstrated incompetence or a consistent failure to meet the established job performance expectations in such a manner as has customarily been sufficient as grounds for termination in the ordinary course of business and for which termination has consistently been the consequence with respect to other employees who are similarly situated to the employee;
(ix)   change the Company’s methods of accounting, except as required by concurrent changes in GAAP or in Regulation S-X of the 1934 Act;
(x)   (A) make, revoke or change any material Tax election, (B) adopt or change any material accounting method for Tax purposes or change any Tax accounting period, (C) request or agree to any extension or waiver of the statute of limitations relating to a material amount of Taxes, (D) file any material amended Tax Return, (E) enter into any “closing agreement” described in Section 7121 of the Code (or any similar provision of state, local or non-U.S. Applicable Law), (F) surrender any right to claim a material Tax refund, (G) settle, adjust or compromise any audit, examination, claim or other Proceeding relating to a material Tax liability, or (H) prepare and file any material Tax Return in a manner materially inconsistent with past practice;

(xi)   waive, settle, or compromise any material Proceeding involving or against the Company or any of its Subsidiaries, other than any such waiver, settlement, or compromise that involves the payment of monetary damages not in excess of $500,000 in the aggregate; provided, that neither the Company nor any of its Subsidiaries shall settle or agree to settle any Proceeding which settlement involves a conduct remedy or injunctive or similar relief or has a restrictive impact on the Company’s business;
(xii)   other than new Contracts with customers or suppliers entered into in the ordinary course of business which, in the case of new Contracts with suppliers involve payment obligations of the Company of no more than $500,000 individually, or $1,000,000 in the aggregate, over a twelve (12) month period, (A) enter into any Contract which, if in existence on the date of this Agreement, would have been a Material Contract or (B) materially modify or amend or terminate any Material Contract (other than, in each case, the expiration or renewal of any Material Contract in accordance with its terms);
(xiii)   engage in any transaction with, or enter into any Contract, arrangement or understanding with, any Affiliate of the Company or other Person covered by Item 404 of Regulation S-K promulgated by the SEC that would be required to be disclosed pursuant to Item 404;
(xiv)   adopt a plan or agreement of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization or otherwise change its form of legal entity;
(xv)   implement any employee layoffs, plant closings, reductions in force, furloughs, temporary layoffs or other such actions at a level that triggers the WARN Act;
(xvi)   incur or commit to incur any capital expenditure greater than $500,000 in the aggregate;
(xvii)   modify any privacy policies of the Company or any of its Subsidiaries or integrity, security, or operation of the Company IT Systems in a manner that would materially impede the ability of the Company or any of its Subsidiaries to conduct their businesses as they are currently conducted;
(xviii)   abandon, allow to lapse, sell, assign, transfer, grant any security interest in otherwise encumber or dispose of any Owned IP, or grant any right or license to any Owned IP other than pursuant to non-exclusive licenses entered into in the ordinary course of business;
(xix)   adopt or implement any stockholder rights plan or similar arrangement;
(xx)   enter into any voting agreement, voting trust, stockholder agreement or other similar Contract applicable to or governing the voting of any shares of capital stock of the Company or equity, membership, partnership or other interests in any of the Subsidiaries of the Company; or
(xxi)   agree, resolve or commit to do any of the foregoing.
Section 6.2   Company Stockholder Meeting.   The Company shall cause a meeting of its stockholders (the “Company Stockholder Meeting”) to be duly called and held as soon as reasonably practicable (and no later than 30 days following the first mailing of the Proxy Statement to the stockholders of the Company) for the purpose of obtaining the Company Stockholder Approval. Once established, the Company shall not change the record date for the Company Stockholder Meeting without the prior written consent of Parent (such consent not to be unreasonably withheld, delayed or conditioned), unless required by Applicable Law. Subject to Section 6.3, the Board of Directors of the Company shall (i) include the Company Board Recommendation in the Proxy Statement, (ii) use its reasonable best efforts to obtain the Company Stockholder Approval (which efforts shall include engaging a reputable proxy solicitor on customary terms) and (iii) otherwise comply with all Applicable Laws relating to the Company Stockholder Meeting. Notwithstanding the foregoing, if on a date for which the Company Stockholder Meeting is scheduled, the Company has not received proxies representing a sufficient number of shares of Company Stock to constitute a quorum or to obtain the Company Stockholder Approval, the Company shall have the right to make postponements or adjournments of the Company Stockholder Meeting (it being understood that the Company may not postpone, recess or adjourn the Company Stockholder Meeting more than two times or to a date that is less than five (5) Business Days before the End Date pursuant to this clause without Parent’s prior written consent). The Company shall use reasonable best efforts to keep Parent reasonably informed regarding its solicitation efforts and voting results following the dissemination of the Proxy Statement to its stockholders. Without the prior written consent of Parent, the adoption of this Agreement and the Transactions (including the Merger) shall be the only matter (other than procedural matters including stockholder approval of golden parachute compensation) that the Company shall propose to be acted on at the Company Stockholder Meeting. If the Board of Directors of the Company makes an Adverse Recommendation Change, it will not alter the obligation of the Company to submit the adoption of this Agreement and the approval of the Merger to a vote of the holders of Company Stock at the Company Stockholders Meeting, unless this Agreement shall have been terminated in accordance with its terms prior to the Company Stockholders Meeting.
Section 6.3   Go-Shop; No Solicitation; Other Offers.
(a)   Go-Shop.   Notwithstanding anything to the contrary contained in Section 6.3(b)(i), Section 6.3(b)(ii), Section 6.3(b)(vii) and Section 6.3(f), during the period beginning on the date of this Agreement and continuing until 11:59 p.m. (Pacific Time) on November 13, 2025 (the “No-Shop Period Start Date”), the Company and its Subsidiaries and their respective directors, officers, employees, investment bankers, attorneys, accountants and other advisors or representatives (collectively, “Representatives”) shall have the right to (i) solicit, initiate and knowingly take any action to facilitate or encourage the submission of any Acquisition Proposal from any Third Party that is not a No-Shop Party; (ii) continue, encourage, enter into or participate in any discussions or negotiations with, furnish any non-public information relating to the Company or any of its Subsidiaries or afford access to the business, properties, assets, books or records of the Company or any of its Subsidiaries to any Third Party that is not a No-Shop Party in furtherance of any Acquisition Proposal pursuant to an Acceptable Confidentiality Agreement; provided that (A) all such information (to the extent that such information has not been previously provided or made available to Parent) is provided or made available to Parent, as the case may be, prior to or substantially concurrently with the time it is provided or made available to such Third Party (and in any event within 24 hours), and (B) the Company and its Subsidiaries will not pay, agree to pay or cause to be paid or reimburse, agree to reimburse or cause to be reimbursed, the expenses of any such Person in connection with any Acquisition Proposal or inquiry; and (iii) approve, authorize, agree, or publicly announce any intention to do any of the foregoing; provided that if any such action has the effect of withdrawing or amending, qualifying or modifying, in each case, in a manner adverse to Parent the Company Board Recommendation, such action shall be deemed to be an Adverse Recommendation Change unless the Board of Directors of the Company reaffirms the Company Board Recommendation in connection with such action.
(b)   No Solicitation or Negotiation.   Except as expressly permitted by Section 6.3(a) and Section 6.3(c), until the earlier to occur of the termination of this Agreement pursuant to ARTICLE 10 and the Effective Time, neither the Company nor any of its Subsidiaries shall, and the Company and its Subsidiaries shall cause their respective Representatives not to, directly or indirectly, (i) solicit, initiate or knowingly take any action to facilitate or encourage the submission of any Acquisition Proposal, (ii) continue, encourage, enter into or participate in any discussions or negotiations with, furnish any non-public information relating to the Company or any of its Subsidiaries or afford access to the business, properties, assets, books or records of the Company or any of its Subsidiaries to any Third Party in furtherance of any Acquisition Proposal, (iii) withdraw or amend, qualify or modify, in each case, in a manner adverse to Parent, the Company Board Recommendation (or recommend, adopt, approve, endorse or otherwise declare advisable an Acquisition Proposal or make any public statement inconsistent with the Company Board Recommendation), it being understood that it shall be considered a modification of the Company Board Recommendation adverse to Parent if (A) any Acquisition Proposal structured as a tender or exchange offer is commenced by a Person other than a member of the Parent Affiliated Group and the Board of Directors of the Company fails to publicly recommend against acceptance of such tender or exchange offer by the Company stockholders in any solicitation or recommendation statement on Schedule 14D-9 filed by the Company with the SEC in connection with such tender offer or exchange offer, (B) any Acquisition Proposal is publicly announced by a Person other than a member of the Parent Affiliated Group (other than by the commencement of a tender or exchange offer) and the Board of Directors of the Company fails to issue a public press release within ten (10) Business Days of such public announcement providing that the Board of Directors of the Company reaffirms the Company Board Recommendation, or (C) the Company fails to include the Company Board Recommendation in the Proxy Statement (any of the foregoing in this clause (iii), an “Adverse Recommendation Change”), (iv) amend or grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of the Company or any of its Subsidiaries, (v) enter into any agreement in principle, letter of intent or term sheet, merger agreement, acquisition agreement, option agreement or other similar Contract relating to an Acquisition Proposal (any such agreement, other than an Acceptable Confidentiality Agreement, an “Alternative Acquisition Agreement”), (vi) approve, except at the written request or with the prior written consent of Parent, any transaction under, or any third party becoming an “interested stockholder” under, Section 203 of the DGCL, or (vii) approve, authorize, agree, or publicly announce any intention to do any of the foregoing.
(c)   Exceptions to No Solicitation or Negotiation.
(i)   Exception for Diligence and Discussions.   Notwithstanding anything to the contrary in Section 6.3(b) or any other provision of this Agreement, if after the date hereof and prior to obtaining the Company Stockholder Approval the Company or any of its Representatives has received a bona fide Acquisition Proposal that is not a result of a breach of this Section 6.3, then (x) the Company and its Representatives may enter into an Acceptable Confidentiality Agreement and make inquiries for the purpose of clarifying such Acquisition Proposal as is reasonably necessary to determine if such Acquisition Proposal constitutes or could reasonably be expected to lead to a Superior Proposal, and (y) if the Company’s Board of Directors reasonably determines such Acquisition Proposal constitutes or could reasonably be expected to lead to a Superior Proposal, then the Company and its Representatives, may (A) enter into and participate in negotiations or discussions with the Third Party and its Representatives making such Acquisition Proposal and (B) furnish to such Third Party or its Representatives non-public information relating to the Company or any of its Subsidiaries or afford access to the business, properties, assets, books or records of the Company or any of its Subsidiaries pursuant to an Acceptable Confidentiality Agreement; provided that all such information (to the extent that such information has not been previously provided or made available to Parent) is provided or made available to Parent, as the case may be, prior to or substantially concurrently with the time it is provided or made available to such Third Party.
(ii)   Exception for Superior Proposal.   Notwithstanding any other provision of this Agreement, but subject to compliance with Section 6.3(d), at any time prior to obtaining the Company Stockholder Approval, if the Company has received a bona fide Acquisition Proposal that is not a result of a breach of this Section 6.3, and which the Company’s Board of Directors determines in good faith, after consultation with its financial advisor and outside legal counsel, constitutes a Superior Proposal then the Board of Directors of the Company may make an Adverse Recommendation Change and/or cause the Company to terminate this Agreement pursuant to and in accordance with Section 10.1(d) in order to enter into a definitive Alternative Acquisition Agreement in respect of such Superior Proposal if the failure to take such action would be inconsistent with the Board of Directors’ fiduciary duties under Applicable Law.
(iii)   Exception for Intervening Events.   Notwithstanding any other provision of this Agreement, but subject to compliance with Section 6.3(d), at any time prior to obtaining the Company Stockholder Approval, if the Board of Directors of the Company determines in good faith, after consultation with outside legal counsel, that the failure to take such action would be inconsistent with the fiduciary duties of the Company’s Board of Directors to the Company’s stockholders under Applicable Law, the Board of Directors of the Company may, in response to an Intervening Event, make an Adverse Recommendation Change.
(iv)   Compliance with Rule 14e-2(a).   In addition, nothing contained herein shall prevent the Board of Directors of the Company from (i) complying with Rule 14e-2(a) under the 1934 Act with regard to an Acquisition Proposal so long as any action taken or statement made to so comply is consistent with this Section 6.3; provided that any such action taken or statement made that relates to an Acquisition Proposal shall be deemed to be an Adverse Recommendation Change unless the Board of Directors of the Company reaffirms the Company Board Recommendation in such statement or in connection with such action, or (ii) issuing a “stop, look and listen” disclosure or similar communication of the type contemplated by Rule 14d-9(f) under the 1934 Act.

(d)   Required Notices and Actions.
(i)   At any time from the date of this Agreement until the earlier to occur of the termination of this Agreement and the Effective Time, the Company shall notify Parent promptly, but in no event later than twenty-four (24) hours, after receipt by the Company (or any of its Representatives) of (A) any Acquisition Proposal, (B) any request for non-public information relating to the Company or any of its Subsidiaries or for access to the business, properties, assets, books or records of the Company or any of its Subsidiaries by any Third Party that could reasonably be expected to make, or has made, an Acquisition Proposal or (C) any discussions or negotiations that are sought to be initiated or continued with the Company or any of its Subsidiaries or any of its or their respective Representatives from any Person (other than Parent) with respect to any Acquisition Proposal, including in such notification, a copy (if in writing) of documents or written summary of material terms (if oral) relating to such expression of interest, proposal, offer or request for information, and the identity of the Person from which such expression of interest, proposal, offer or request for information was received. The Company shall keep Parent reasonably informed of the status of any such Acquisition Proposal (including, any copies (if in writing) of documents or written summaries of material terms (if oral) of any proposed agreements and material amendments or modifications thereto, and a copy of any other documents provided by the relevant counterparty relating thereto) and the status of any discussions or negotiations regarding any such Acquisition Proposal, and in the case of any proposed or agreed upon modification to the terms of any such Acquisition Proposal, the Company shall notify Parent of such modification promptly, but in no event later than twenty-four (24) hours, of the Company’s or any of its Subsidiaries’ or any of its or their respective Representatives’ knowledge of any such modification.
(ii)   Prior to taking any action described in Section 6.3(c)(ii) or Section 6.3(c)(iii), the Company shall notify Parent of its intent to take such action, which notice shall specify, as applicable, the (A) identity of the Person making any Superior Proposal and the material terms and conditions thereof (including any proposed draft Alternative Acquisition Agreement) or (B) the fact, event, change or development in circumstances giving rise to an Intervening Event. After delivery of such notice if requested by Parent, the Company shall, and shall direct its Representatives to, negotiate with Parent and its Representatives (to the extent Parent desires to do so) for a period ending at 11:59 p.m. (Pacific Time) on the fifth (5th) Business Day immediately following the date of such notice (the “Notice Period”) to amend this Agreement such that (x) the Superior Proposal giving rise to such notice would no longer constitute a Superior Proposal or (y) the Intervening Event giving rise to such notice would no longer provide the basis for an Adverse Recommendation Change. If the financial or other material terms of the relevant Acquisition Proposal are materially amended or modified, then the Company will deliver to Parent a new notice pursuant to this clause (ii), except that the Notice Period shall instead end at 11:59 p.m. (Pacific Time), on the third (3rd) Business Day immediately following the date such new notice is delivered to Parent (but no such new notice will shorten the initial Notice Period).
(iii)   Notwithstanding anything to the contrary in this Agreement, the giving of a notice required by or otherwise complying with this Section 6.3(d) shall not constitute an Adverse Recommendation Change.
(e)   Application of this Provision to Representatives.   Any violation of the restrictions on the Company set forth in this Section 6.3 by any Representative of the Company or any of its Subsidiaries shall be deemed to be a breach of this Section 6.3 by the Company.
(f)   Obligation to Terminate Discussions.   Subject to this Section 6.3, the Company (A) with respect to any No-Shop Party, on the date hereof, and (B) with respect to any other Third Party, other than an Excluded Party, on the No-Shop Period Start Date:
(i)   shall, and shall cause its Subsidiaries to, cause its and their Representatives to, cease immediately and cause to be terminated any and all existing discussions or negotiations, if any, with any Third Party and its Representatives conducted prior to the date hereof with respect to any Acquisition Proposal, and

(ii)   shall promptly request that all copies of all confidential information that the Company or any of its Representatives have distributed or made available to any such Third Party in connection with their consideration of any Acquisition Proposal (and all analyses and other materials prepared by or on behalf of such Third Party that contains, reflects or analyzes that information) be promptly destroyed or returned to the extent required by any confidentiality or similar agreement with such Third Party, and cause any physical or virtual data room to no longer be accessible to or by any such Third Party.
(g)   Certain Definitions.   As used in this Agreement, the following terms shall have the following meanings:
(i)   ”Acceptable Confidentiality Agreement” means a confidentiality agreement that contains provisions that are no less favorable in the aggregate to the Company than those contained in the Confidentiality Agreement (other than with respect to any standstill or similar provisions).
(ii)   ”Excluded Party” means any Third Party, other than a No-Shop Party, that has made a bona fide Acquisition Proposal prior to the No-Shop Period Start Date that is not a result of a breach of this Section 6.3 that the Company’s Board of Directors reasonably determines constitutes or could reasonably be expected to lead to a Superior Proposal.
(iii)   ”Intervening Event” means, with respect to the Company, a material fact, event, change or development in circumstances that (A) arises after the date hereof and was not known (or if known, the consequences or magnitude of which were not known or reasonably foreseeable) to the Board of Directors of the Company as of or prior to the date hereof and (B) did not result from or arise out of the announcement or pendency of the Transactions or any action taken or not taken by the Company that is required or expressly contemplated pursuant to this Agreement; provided, however, that in no event shall the following facts, events, changes or development in circumstances constitute an Intervening Event: (w) the receipt, existence, or terms of an Acquisition Proposal (which, for the purposes of the Intervening Event definition, shall be read without reference to the percentage thresholds set forth in the definition thereof); (x) any change in the market price or trading volume, of the Company Stock (it being understood that this clause (x) shall not prevent the Company from asserting that any fact, event, change or development in circumstances not otherwise excluded that may have contributed to such change may constitute an Intervening Event); (y) the mere fact, in and of itself, that the Company meets or exceeds any internal or published financial projections or forecasts for any period ending on or after the date hereof (it being understood that this clause (y) shall not prevent the Company from asserting that any fact, event, change or development in circumstances not otherwise excluded may have contributed to meeting or exceeding any internal or published financial projections may constitute an Intervening Event); or (z) changes in general economic or geopolitical conditions, or changes in conditions in the global, international or U.S. economy generally.
(iv)   ”No-Shop Party” means any Person or group of Persons, set forth on Section 6.3(g)(iv) of the Company Disclosure Schedule, or any Affiliate thereof.
(v)   ”Superior Proposal” means a bona fide written Acquisition Proposal that did not result from a breach of Section 6.3, for at least a majority of the outstanding shares of Company Stock or all or substantially all of the consolidated assets of the Company and its Subsidiaries on terms that the Board of Directors of the Company determines in good faith, after considering the advice of its financial advisor and outside legal counsel and taking into account all the financial, regulatory, legal and other terms and conditions of the Acquisition Proposal (including the identity of the Person making such Acquisition Proposal and the likelihood of consummation), if consummated, is more favorable from a financial point of view to the Company’s stockholders than the Transactions.
Section 6.4   Access to Information.   Subject to Applicable Law and the Confidentiality Agreement, from the date hereof until the earlier to occur of the Effective Time and the termination of this Agreement pursuant to ARTICLE 10, upon reasonable advance notice, the Company shall (i) afford Parent and its Representatives reasonable access during normal business hours to the personnel, properties, Contracts, and books and records of the Company and its Subsidiaries; and (ii) furnish to Parent and its Representatives such financial and operating data and other information concerning the business and operations of the

Company and its Subsidiaries as Parent and its Representatives may reasonably request (including, subject to customary redaction, any applicable approved minutes of the meetings of the Board of Directors and any committees thereof); provided, that the Company shall not be obligated to provide such access or furnish such data or other information pursuant to this Section 6.4 if the Company determines, based on advice of outside counsel, that doing so would reasonably be expected to (A) violate Applicable Law or any Contract to which the Company or any Subsidiary thereof is a party, (B) waive the protection of an attorney-client privilege, attorney work product protection or other legal privilege, or (C) involve documents or information relating to (x) the Company’s interactions with other prospective buyers of the Company that occurred prior to the No-Shop Period Start Date, (y) the Company’s evaluation or negotiation of this Agreement or the Transactions, or (z) the Company’s analysis, valuation, or consideration of the Transactions or any Acquisition Proposal (except to the extent required under Section 6.3). Nothing in this Section 6.4 shall be construed to require the Company, any of its Subsidiaries or any of their respective Representatives to prepare any reports, analyses, appraisals, opinions or other information; provided that in the cases of clause (A) and (B) the Company shall inform Parent as to the general nature of what is being withheld and shall use its reasonable best efforts to make appropriate substitute arrangements to permit such disclosure in a manner that would not jeopardize any attorney-client privilege of the Company or any of its Subsidiaries, or contravene any Applicable Law (including, if reasonably requested by Parent, entering into a joint defense agreement with Parent on customary and mutually acceptable terms if requested with respect to any such information). Any investigation conducted by Parent and its Representatives pursuant to this Section 6.4 shall be conducted in a manner that does not (i) unreasonably interfere with the conduct of the business or operations of the Company or any of its Subsidiaries or (ii) create a risk of damage or destruction to any property or assets of the Company or any of its Subsidiaries. The terms and conditions of the Confidentiality Agreement, including the use restrictions therein, will apply to any information obtained by Parent or any of its Representatives in connection with any investigation conducted pursuant to the access contemplated by this Section 6.4.
Section 6.5   Resignations.   At the written request of Parent, the Company shall use reasonable best efforts to cause any director or officer of the Company or any director or officer of any of the Company’s Subsidiaries to resign in such capacity, with such resignations to be effective as of the Effective Time. Such resignations shall only constitute resignation as a director or officer of the Company or its Subsidiaries, and shall not, for the avoidance of doubt, affect his or her employment with the Company or any of its Subsidiaries.
Section 6.6   Payoff Letters.   The Company shall, and shall direct its Representatives to, use reasonable best efforts to deliver or cause to be delivered to Parent at least five (5) Business Days prior to the Closing an executed payoff letter, in the form attached hereto as Exhibit A, or final invoices, in customary forms, from the Representatives of the Company set forth on Section 6.6 of the Company Disclosure Schedule, with respect to all fees, costs and expenses of the Company and its Subsidiaries incurred or to be incurred prior to and through the Closing Date in connection with the negotiation, preparation and execution of this Agreement, and the consummation of the Transactions and the Merger (collectively, “Company Transaction Expenses”) and (a) setting forth the aggregate amounts required to be paid in order to pay in full all obligations outstanding pursuant to such Company Transaction Expenses as of the Closing and providing wire instructions for such payment, and (b) providing that, upon payment in full of such amounts, the obligations of the Company and its Subsidiaries with respect to such payee shall be fully satisfied and of no further force and effect (other than customary indemnification provisions). Company shall pay or cause to paid such amounts in full on or before the Closing Date.
ARTICLE 7
Covenants of Parent
Parent agrees that:
Section 7.1   Conduct of Parent.   Parent shall not, and shall cause its Subsidiaries not to, from the date of this Agreement to the Effective Time, take any action or fail to take any action that is intended to, or would reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impede the ability of Parent and Merger Subsidiary to consummate the Merger or the other Transactions.

Section 7.2   Obligations of Merger Subsidiary.   Parent shall execute a written consent approving and adopting this Agreement and the Transactions in its capacity as the sole stockholder of Merger Subsidiary and take all other actions necessary to cause Merger Subsidiary to perform its obligations under this Agreement and to consummate the Merger and the other Transactions on the terms and conditions set forth in this Agreement.
Section 7.3   Voting of Shares.   Parent shall vote all shares of Company Stock beneficially owned by it or any of its Subsidiaries in favor of the approval and adoption of this Agreement and the Transactions at the Company Stockholder Meeting.
Section 7.4   Director and Officer Liability.   Parent shall cause the Surviving Corporation, and the Surviving Corporation hereby agrees, to:
(a)   For at least six (6) years after the Effective Time, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, (i) indemnify and hold harmless the present and former officers and directors of the Company (each, an “Indemnified Person”) in respect of acts or omissions occurring prior to the Effective Time and arising from such Indemnified Person’s service as a director or officer of the Company, and (ii) pay on an as-incurred basis reasonable fees and expenses of any Indemnified Person (including reasonable fees and expenses of counsel) in advance of the final disposition of any Proceeding that is the subject of the right to indemnification in this Section 7.4(a) and Section 7.4(b), within thirty (30) days of receipt by the Surviving Corporation from such Indemnified Person of a written claim therefor, provided that with respect to this clause (ii), such Indemnified Person shall undertake to reimburse the Surviving Corporation for all amounts so advanced if a court of competent jurisdiction determines, by a final, non-appealable Order, that such Indemnified Person is not entitled to indemnification pursuant to clause (i), to the fullest extent permitted by the DGCL or any other Applicable Law and provided under the Company’s certificate of incorporation and bylaws in existence on the date of this Agreement.
(b)   For six (6) years after the Effective Time, Parent shall cause to be maintained in effect provisions in the Surviving Corporation’s certificate of incorporation and bylaws (or in such documents of any successor to the Surviving Corporation) regarding elimination of liability of directors and officers, indemnification of officers, directors and employees and advancement of expenses that are no less advantageous to the intended beneficiaries than the corresponding provisions in the Company’s certificate of incorporation in existence on the date of this Agreement.
(c)   Prior to the Effective Time, the Company shall cause the Surviving Corporation as of the Effective Time to, obtain and fully pay the premium for the non-cancellable extension of the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ insurance policies and the Company’s existing fiduciary liability insurance policies (collectively, “D&O Insurance”), in each case for a claims reporting or discovery period of at least six (6) years from and after the Effective Time with respect to any claim related to any period or time at or prior to the Effective Time, or the Company shall purchase from an insurance carrier with the same or better credit rating as the Company’s current insurance carrier with respect to D&O Insurance comparable D&O Insurance with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under the Company’s existing policies with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against a director or officer of the Company or any of its Subsidiaries by reason of him or her serving in such capacity that existed or occurred at or prior to the Effective Time (including in connection with this Agreement or the transactions or actions contemplated hereby). If the Company or the Surviving Corporation for any reason fail to obtain such “tail” insurance policies as of the Effective Time, the Surviving Corporation shall continue to maintain in effect, for a period of at least six (6) years from and after the Effective Time, the D&O Insurance in place as of the date hereof with the Company’s current insurance carrier or with an insurance carrier with the same or better credit rating as the Company’s current insurance carrier with respect to D&O Insurance with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under the Company’s existing policies as of the date hereof, or the Surviving Corporation shall purchase from the Company’s current insurance carrier or from an insurance carrier with the same or better credit rating as the Company’s current insurance carrier with respect to D&O Insurance comparable D&O Insurance for such six-year period with terms, conditions, retentions and limits of liability that are no less favorable than as provided in the Company’s existing policies as of the date hereof; provided that in no event shall Parent or the Surviving Corporation be required to expend for such policies pursuant to this sentence an aggregate amount in excess of 300% of the amount per annum the Company paid in its last full fiscal year, which amount is set forth in Section 7.4(c) of the Company Disclosure Schedule; and provided further that if the aggregate premiums of such insurance coverage exceed such amount, the Surviving Corporation shall be obligated to obtain a policy with the greatest coverage available, with respect to matters occurring prior to the Effective Time, for a cost not exceeding such amount.
(d)   If Parent, the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges with or into any other Person and shall not be the continuing or surviving Person of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall assume the obligations set forth in this Section 7.4.
(e)   The rights of each Indemnified Person under this Section 7.4 shall be in addition to any rights such Person may have under the certificate of incorporation or bylaws of the Company or any of its Subsidiaries, or under the DGCL or any other Applicable Law or under any Contract of any Indemnified Person with the Company or any of its Subsidiaries set forth on Section 7.4(e) of the Company Disclosure Schedule, and nothing herein shall modify, abridge, narrow or restrict any such rights. These rights shall survive consummation of the Merger and are intended to benefit, and shall be enforceable by, each Indemnified Person, and such Indemnified Person’s successors, heirs and representatives. Each Indemnified Person shall be a third-party beneficiary of this Section 7.4. The Surviving Corporation shall pay all reasonable expenses, including reasonable attorneys’ fees, that may be incurred by any Indemnified Person in enforcing its rights under this Section 7.4. Notwithstanding any other provision of this Agreement, if any claim is made against any Indemnified Person prior to the sixth (6th) anniversary of the Effective Time, this Section 7.4 shall survive the consummation of the Merger and continue in effect with respect to such claim until the final disposition of that claim. This Section 7.4 shall be binding, jointly and severally, on all successors and assigns of Parent and the Surviving Corporation, and shall be enforceable by each Indemnified Person and their successors, heirs or representatives.
Section 7.5   Employee Matters.
(a)   For a period of twelve (12) months following the Effective Time (the “Continuation Period”), Parent shall provide or cause the Surviving Corporation to provide to each individual who is a Company Employee immediately prior to the Effective Time and continues to be employed immediately following the Effective Time by Parent or the Surviving Corporation or any Subsidiary thereof (each, a “Continuing Employee”), (i) a base salary or hourly wage rate that is not substantially less than that provided to such Continuing Employee immediately prior to the Closing Date, (ii) target short-term cash incentive opportunities (including annual cash bonuses, but excluding commissions or other incentives, long-term incentives and equity or equity-based compensation or opportunities) that are substantially similar, in the aggregate, to those provided to such Continuing Employee immediately prior to the Closing Date (including annual cash bonuses, but excluding commissions or other incentives, long-term incentives and equity or equity-based compensation or opportunities), unless the Continuing Employee’s classification under the Fair Labor Standards Act changes following the date hereof, and (iii) other employee benefits (excluding any equity or equity-based, nonqualified deferred compensation, retention, severance, incentive, bonus, change in control or transaction compensation or arrangements, and defined benefit pension and post-employment welfare benefits) that are substantially comparable in the aggregate, to those provided to such Company Employee by the Company or the applicable Subsidiary immediately prior to the Closing Date under the Employee Plans set forth in Section 4.17(a) of the Company Disclosure Schedule (excluding any equity or equity-based, nonqualified deferred compensation, retention, severance, incentive, bonus, change in control or transaction compensation or arrangements and defined benefit pension and post-employment welfare benefits).
(b)   During the Continuation Period, Parent shall provide or cause the Surviving Corporation to provide each Continuing Employee whose employment is terminated by Parent or one of its Subsidiaries with severance benefits and on terms and conditions, in each case, that are no less favorable than the severance payments and benefits that an individual at Continuing Employee’s level is eligible to receive pursuant to the severance guidelines set forth in Section 7.5(b) of the Company Disclosure Schedule.

(c)   During the Continuation Period, with respect to any employee benefit plan, program or arrangement sponsored by Parent, the Surviving Corporation or any other Subsidiary of Parent in which a Continuing Employee is eligible to participate after the Effective Time in substitution for a similar Employee Plan in which such Continuing Employee participated immediately prior to the Effective Time, Parent shall use, and shall cause the Surviving Corporation to use, reasonable best efforts to cause such employee benefit plan, program or arrangement (each such employee benefit plan, program or arrangement, a “New Benefit Plan”) to treat, for purposes of determining such Continuing Employee’s eligibility to participate, vesting (other than with respect to vesting of equity and equity-based compensation and awards) and, solely with respect to severance, vacation and similar paid time off, level of benefits, each Continuing Employee’s service with the Company or any of its Subsidiaries (as well as service with any predecessor employer of the Company or any such Subsidiary, to the extent service with the predecessor employer is recognized by the Company or such Subsidiary) shall be treated as service with Parent or any of its respective Subsidiaries; provided, that such service need not be taken into account to the extent it would result in duplication of benefits for the same period of service or was not taken into account for such purposes under the corresponding Employee Plan.
(d)   During the Continuation Period, with respect to any New Benefit Plan that is a welfare plan, Parent shall, and shall cause the Surviving Corporation to, use reasonable best efforts to (i) waive all limitations as to preexisting conditions and exclusions and waiting periods and actively-at-work and evidence of insurability requirements with respect to participation and coverage requirements applicable to the Continuing Employees eligible to participate in such New Benefit Plan (and their eligible dependents and beneficiaries), to the extent such limitations were waived, satisfied or did not apply to such employees or eligible dependents or beneficiaries under the corresponding welfare Employee Plan in which such employees participated immediately prior to the Effective Time, (ii) provide such Continuing Employees and their eligible dependents and beneficiaries with credit for any co-payments and deductibles paid prior to the Effective Time in satisfying any analogous deductible or out-of-pocket maximum requirements to the extent applicable under such New Benefit Plan, and (iii) credit the accounts of each Continuing Employee pursuant to any Parent or Subsidiary benefit plan that is a flexible spending plan with any unused balance in the account of such Continuing Employee for the year in which the closing occurs. All vacation or paid time off accrued by Continuing Employees under the vacation or paid time off policies of the Company shall be carried over by Parent or the employing Subsidiaries, as applicable, and shall be permitted to be maintained up to the levels permitted under the applicable policy of the Company and shall not be subject to accrual limits or other forfeiture and shall not limit future accruals.
(e)   The provisions of this Section 7.5 are solely for the benefit of the parties to this Agreement, and no Company Employee, Continuing Employee or any other Person (including any beneficiary or dependent thereof) shall be regarded for any purpose as a Third Party beneficiary of this Agreement, and no provision of this Section 7.5 shall create such rights in any such Persons in respect of any benefits that may be provided, directly or indirectly, under any Employee Plan or any compensation or benefit plan, program, agreement or policy of Parent or any of its Subsidiaries. Nothing contained herein (including Section 5.10 and Section 5.13) shall, or shall be construed so as to (i) to prevent or restrict in any way the right of Parent, the Surviving Corporation or any of Parent’s other Affiliates to terminate, reassign, promote or demote any employee, consultant, director or other service provider (or to cause any of the foregoing actions) at any time following the Effective Time, or to change (or cause the change of) the terms and conditions of employment or service of any such employee, consultant, director or other service provider at any time following the Effective Time, (ii) as an amendment to, modification, termination or establishment of, any Employee Plan or compensation or benefit plan, program, agreement, arrangement or policy of Parent or any of its Subsidiaries, or (iii) to prevent the Parent, the Surviving Corporation or any of Parent’s Affiliates from amending, modifying, terminating or establishing any Employee Plan or other compensation or benefit plan, program, agreement, arrangement or policy at any time after the Effective Time.
Section 7.6   Equity Financing.
(a)   On the terms and subject to the conditions of this Agreement, each of Parent and Merger Subsidiary will not, without the prior written consent of the Company, effect or permit any replacement, amendment or modification to be made to, or any waiver of any provision or remedy pursuant to, the Equity Commitment Letter if such replacement, amendment, modification or waiver would reasonably be expected to (i) reduce the aggregate amount of the Equity Financing contemplated in the Equity Commitment Letter, (ii) impose new or additional conditions or other terms or otherwise expand, amend or modify any of the conditions to the receipt of the Equity Financing, (iii) materially delay or prevent the Closing, (iv) make the timely funding of the Equity Financing, or the satisfaction of the conditions to obtaining the Equity Financing, less likely to occur in any material respect, or (v) adversely impact the ability of Parent, Merger Subsidiary or the Company, as applicable, to enforce its rights against the Investor under the Equity Commitment Letter. Parent shall notify the Company in writing of any such replacement, amendment, modification, or waiver of any of its rights under, or any notices received by Parent pursuant to Section 1.b of, the Equity Commitment Letter (to the extent not requiring prior written consent pursuant to this Section 7.6(a)) promptly after the time such replacement, amendment, modification or waiver is agreed or such notice is provided by the Investor, as applicable. In addition, Parent shall not, without the prior written consent of the Company, provide its consent pursuant to Section 6 of the Equity Commitment Letter, to any assignment of the Commitment evidenced by the Equity Commitment Letter. Upon any such assignment, replacement, amendment or modification, or waiver under, such Equity Commitment Letter in accordance with this Section 7.6(a), the term “Equity Commitment Letter” shall mean such Equity Commitment Letter as so assigned, replaced, amended, modified or waived (and consequently the term “Equity Financing” shall mean the Equity Financing contemplated by such Equity Commitment Letter as so replaced, amended, modified or waived), including in each case, for the avoidance of doubt, in respect of any Alternative Financing or Additional Equity Financing.
(b)   On the terms and subject to the conditions set forth herein, prior to the Effective Time, Parent and Merger Subsidiary shall each use its respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper and advisable to consummate and obtain the Equity Financing on the terms and conditions described in the Equity Commitment Letter, including using its reasonable best efforts to (i) maintain in effect the Equity Commitment Letter, (ii) satisfy on a timely basis the Financing Conditions applicable to Parent and Merger Subsidiary, (iii) consummate the Equity Financing at or prior to the Closing, (iv) comply with its obligations pursuant to the Equity Commitment Letter and (v) enforce its rights pursuant to the Equity Commitment Letter.
(c)   If all or any portion of the Equity Financing becomes unavailable on the terms and conditions set forth in the Equity Commitment Letter (other than as a result of the Company’s breach of any provision of this Agreement, or failure to satisfy the conditions set forth in Section 9.2(a) or Section 9.2(b)), Parent shall, (A) promptly notify the Company of such unavailability and the reason therefor and (B) use its reasonable best efforts to arrange and obtain the Equity Financing or such portion of the Equity Financing from the same or alternative sources, in an amount equal to the aggregate amount of the Equity Financing as contemplated by the Equity Commitment Letter as of the date hereof (the “Alternative Financing”); provided that Parent shall not be required to (i) arrange or obtain any Alternative Financing having terms and conditions less favorable to Parent, taken as a whole, than those contained in the Equity Commitment Letter, or (ii) seek financing in an amount in excess of the amount of the Equity Financing as contemplated by the Equity Commitment Letter in effect as of the date hereof; provided, further, that Parent shall deliver to the Company complete and correct copies of all replacements, amendments, supplements, other modifications or agreements pursuant to which any Alternative Financing shall be made available to Parent promptly after the time such replacements, amendments, supplements, other modifications or agreements are agreed. In such event, the term “Equity Financing” as used in this Agreement shall be deemed to include any Alternative Financing, and the term “Equity Commitment Letter” as used in this Agreement shall be deemed to include the commitment letter with respect to such Alternative Financing.
(d)   If the aggregate amount of the Equity Financing committed to be funded at Closing, in combination with the Deposit Amount and the amount of the Company’s Cash on Hand at the Closing, would not reasonably be expected to equal or exceed the aggregate amount of the Merger Consideration payable pursuant to ARTICLE 2 of this Agreement, plus the aggregate amount of the Company Transaction Expenses and Parent Transaction Expenses, then Parent shall, and shall cause its Affiliates to, use its and their respective reasonable best efforts to arrange and obtain additional equity financing from the same or alternative sources (“Additional Equity Financing”). Parent shall deliver to the Company complete and correct copies of all agreements pursuant to which any Additional Equity Financing shall be made available to Parent promptly after the time such agreements are agreed, which agreements shall (i) provide that the Company is an express third-party beneficiary thereunder, entitled to enforce the Equity Commitment Letters related to any such Additional Equity Financing in accordance with their terms and (ii) not impose any conditions on the funding, investing or use of the full amount of the Additional Equity Financing contemplated by any such Equity Commitment Letters that are in any material respect less favorable to the Company and its stockholders than the conditions precedent set forth in Section 1.d. of the Equity Commitment Letter dated as of even date herewith between Parent and Investor. In such event, the term “Equity Financing” as used in this Agreement shall be deemed to include any Additional Equity Financing, and the term “Equity Commitment Letter” as used in this Agreement shall be deemed to include the commitment letters with respect to such Additional Equity Financing.
(e)   Parent shall provide the Company, upon reasonable request, with such information and documentation as shall be reasonably necessary to allow the Company to monitor the progress of the Equity Financing, including any Additional Equity Financing. Parent shall promptly notify the Company in writing (i) of any breach or default by any party to any Equity Commitment Letter or any definitive agreement related thereto and (ii) of the receipt by Parent or Merger Subsidiary or any of their Affiliates or Representatives of any written notice or other written communication from any Person with respect to any actual or anticipated breach, default, termination or repudiation by any party to any Equity Commitment Letter or any definitive agreement related thereto or any provision of the Equity Financing.
ARTICLE 8
Covenants of Parent and the Company
The parties hereto agree that:
Section 8.1   Regulatory Authorizations and Consents.
(a)   Subject to the terms and conditions of this Agreement, the Company and Parent shall use their reasonable best efforts to promptly take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under Applicable Law to consummate the Transactions as promptly as practicable after the date hereof, including (i) preparing and filing as promptly as practicable with any Governmental Authority or other Third Party all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents, (ii) obtaining and maintaining all approvals, consents, registrations, permits, authorizations and other confirmations required to be obtained from any Governmental Authority or other Third Party that are necessary, proper or advisable to consummate the Transactions and (iii) resolving any concerns under Antitrust Laws raised by any Governmental Authority.
(b)   In furtherance and not in limitation of the foregoing, to the extent required by Applicable Law, each of Parent and the Company shall make, or cause to be made, an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the Transactions as promptly as practicable after any determination that the representations in Section 4.25 or Section 5.11 are or are reasonably likely to be inaccurate and will supply as promptly as practicable any additional information and documentary material that may be requested by any Governmental Authority pursuant to the HSR Act or other Antitrust Law and will use their reasonable best efforts to take all other actions necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act as soon as practicable. Parent and the Company shall share equally all filing fees under the HSR Act. Neither party will, and each will cause their respective Affiliates not to, take any action that would reasonably be expected to adversely affect the approval of any Governmental Authority of any of the aforementioned filings. Neither party will extend any waiting period under the HSR Act (including by withdrawing and refiling any filing pursuant to the HSR Act) or enter into any agreement with a Governmental Authority to delay or not to consummate the Transactions without the prior written consent of the other party, such consent by the Company not to be unreasonably withheld, conditioned or delayed.
(c)   Each party to this Agreement shall promptly notify the other parties hereto of any substantive oral or written communication it receives from any Governmental Authority relating to the matters that are the subject of Section 8.1, permit the other parties hereto to review in advance any substantive written communication proposed to be made by such party (or its Representatives) to any Governmental Authority and provide the other parties hereto with copies of all substantive correspondence, filings or other written communications between them or any of their Representatives, on the one hand, and any Governmental

Authority, on the other hand, with respect to this Agreement, subject to appropriate limitations on the exchange of competitively sensitive information consistent with Antitrust Laws. No party to this Agreement shall agree to participate in any substantive meeting or discussion with any Governmental Authority in respect of any such filings, investigation or other inquiry unless, to the extent reasonably practicable, it consults with the other parties hereto in advance and, to the extent reasonably practicable and permitted by such Governmental Authority, gives the other parties hereto the opportunity to attend and participate at such meeting. Subject to the Confidentiality Agreement and to appropriate limitations on the exchange of competitively sensitive information consistent with Antitrust Laws, the parties to this Agreement will coordinate and cooperate fully with each other in exchanging such information and providing such assistance as the other parties hereto may reasonably request in connection with the foregoing and in seeking termination of any applicable waiting period.
(d)   Notwithstanding anything in this Agreement to the contrary, nothing in this Section 8.1 or otherwise in this Agreement shall require Parent or any of its Affiliates to (i) propose, negotiate, commit to or effect by consent decree, hold separate order or otherwise, the sale, divestiture, licensing or disposition of any assets, rights, product lines or businesses of Parent, the Company or any of their respective Subsidiaries or Affiliates, (ii) terminate any existing relationships, contractual rights or obligations of Parent, the Company or any of their respective Subsidiaries or Affiliates, (iii) terminate any joint venture or other arrangement of Parent, the Company or any of their respective Subsidiaries or Affiliates, (iv) create any relationship, contractual rights or obligations of Parent, the Company or any of their respective Subsidiaries or Affiliates, (v) effectuate any other change, ownership or restructuring of Parent, the Company or any of their respective Subsidiaries or Affiliates or (vi) otherwise taking or committing to take actions, including prior approval restrictions, that limit Parent’s or its Affiliates’ freedom of action with respect to, or their ability to retain or operate, any of the businesses, product lines or assets of Parent, the Company or their respective Subsidiaries or Affiliates; provided, that the Company shall only be required to take or commit to take any such action, or agree to any such condition or restriction consented to by Parent, if such action, commitment, agreement, condition or restriction is binding on the Company only in the event the Closing occurs.
(e)   In the event any Proceeding by any Governmental Authority or other Person is commenced which questions the validity or legality of the Transactions under Antitrust Laws, the parties hereto agree to cooperate and use reasonable best efforts to defend against such Proceeding and, if any Order (temporary or otherwise) is issued in any such Proceeding, to use reasonable best efforts to have such Order vacated, lifted, reversed or overturned and to cooperate reasonably regarding any other impediment to the consummation of the Transactions.
(f)   For the avoidance of doubt, Parent shall cause the person (as such term is defined in 16 C.F.R. § 801.1(a)(1) and interpreted by the Federal Trade Commission) within which the Parent is included to take any action required of Parent under this Section 8.1, including but not limited to, filing a Notification and Report Form pursuant to the HSR Act.
Section 8.2   Proxy Statement.
(a)   As soon as reasonably practicable following the date hereof (but in no event later than thirty (30) days following the date hereof), the Company shall prepare and file with the SEC the preliminary Proxy Statement for use in connection with the solicitation of proxies from the Company’s stockholders for use at the Company Stockholder Meeting. Parent, Merger Subsidiary, and the Company shall cooperate and consult with each other in the preparation of the preliminary Proxy Statement. The Company shall provide Parent a reasonable opportunity to review and comment on the preliminary Proxy Statement before it is filed with the SEC and shall consider such comments in good faith. The Company shall cause the Proxy Statement to comply as to form and substance in all material respects with Applicable Law, and, unless the Board of Directors of the Company shall have made an Adverse Recommendation Change, the Company Board Recommendation shall be included in the Proxy Statement. The Company will use its reasonable best efforts to cause the definitive Proxy Statement to be filed with the SEC and mailed to the Company’s stockholders as promptly as practicable (and in any event within five (5) Business Days) following the latest of confirmation from the SEC or its staff that it will not comment on, or that it has no additional comments on the Proxy Statement, or the expiration of any waiting period with respect to the Proxy Statement, provided that in no event shall the Company be required to mail the Proxy Statement to the Company’s stockholders prior to two (2) Business Days after the No-Shop Period Start Date. The Company shall provide Parent a reasonable opportunity to review and comment on the definitive Proxy Statement before it is filed with the SEC and mailed to the Company’s stockholders, and shall consider such comments in good faith.
(b)   The Company will advise Parent, promptly after it receives notice thereof, of any receipt of a request by the SEC or its staff for an amendment or supplement to the Proxy Statement, any receipt of or comments from the SEC or its staff thereon and responses thereto or requests by the SEC or its staff for additional information, and shall provide Parent with copies of any written correspondence thereof to or from the SEC or its staff. The Company shall not file with the SEC the Proxy Statement or any amendment or supplement thereto and shall not correspond or otherwise communicate in writing with the SEC or its staff with respect to the Proxy Statement without providing Parent a reasonable opportunity before any such filing is made or other communication is submitted to the SEC or its staff, to review and comment thereon (which comments shall be reasonably considered by the Company in good faith). The Company, after reasonable consultation with Parent (and including comments reasonably proposed by Parent), will respond as promptly as practicable to any comments made by the SEC with respect to the Proxy Statement.
(c)   If prior to the Company Stockholder Meeting any event occurs with respect to Company or any Subsidiary of Company, or any change occurs with respect to information supplied by or on behalf of Company or Parent, respectively, for inclusion in the Proxy Statement or any information relating to Company, Parent or any of their Representatives shall be discovered by Company, Parent or Merger Subsidiary, that, in each case, is required to be described in an amendment of, or a supplement to, the Proxy Statement, the Company or Parent, as applicable, shall promptly notify the other of such event, and the Company shall promptly file with the SEC (and Parent shall cooperate with the Company with respect to the filing of) any necessary amendment or supplement to the Proxy Statement so that the Proxy Statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, as required by Applicable Law, in disseminating the information contained in such amendment or supplement to the Company’s stockholders.
Section 8.3   Public Announcements.   The initial press release with respect to this Agreement and the Transactions shall be a release mutually agreed to by the Company and Parent. Thereafter, Parent and the Company shall consult with each other before issuing any press release, having any communication with the press (whether or not for attribution), making any other public statement or scheduling any press conference or conference call with investors or analysts with respect to this Agreement or the Transactions and, except in respect of any public statement or press release as may be required by Applicable Law or any listing agreement with or rule of any national securities exchange, shall not issue any such press release or make any such other public statement or schedule any such press conference or conference call without the consent of the other party; provided that this Section 8.3 shall not apply to any public statement or press release in connection with any Superior Proposal or Intervening Event.
Section 8.4   Further Assurances.   At and after the Effective Time, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of the Company or Merger Subsidiary, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company or Merger Subsidiary, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets of the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.
Section 8.5   Notices of Certain Events.    To the extent reasonably practicable and permitted by Applicable Law, each of the Company and Parent shall promptly after becoming aware thereof notify the other of:
(a)   any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the Transactions;
(b)   subject to Section 8.1 any notice or other communication from any Governmental Authority in connection with the Transactions;

(c)   any Proceeding commenced, or to such party’s knowledge, threatened, against, relating to, or involving or otherwise affecting the Transactions or such party or any of its Affiliates with respect to the Transactions; and
(d)   any event, change, or effect between the date of this Agreement and the Effective Time which individually or in the aggregate causes or is reasonably likely to cause the failure of any of the conditions set forth in ARTICLE 9, including any breach or inaccuracy in the representations in Section 4.25 or Section 5.11 and provided that the good faith failure of any party to comply with this Section 8.5(d) shall not be taken into account for purposes of assessing the satisfaction of the conditions set forth in Section 9.2(a) or Section 9.3(a), as applicable.
Section 8.6   Section 16 Matters.   Prior to the Effective Time, the Company shall take all such steps as may be required to cause the Transactions and any disposition of Company Stock (including derivative securities with respect to Company Stock) in connection with the Transactions by each individual who is subject to the reporting requirements of Section 16(a) of the 1934 Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the 1934 Act.
Section 8.7   Transaction Litigation.   The Company shall notify Parent promptly of the commencement of any stockholder litigation brought or threatened in writing or, to the Company’s knowledge, verbally, against the Company or its directors or officers relating to this Agreement or the Transactions (“Transaction Litigation”) and shall keep Parent reasonably informed with respect to the status thereof (including by promptly providing copies of all pleadings with respect thereto) and apprised of the proposed strategy and other significant decisions with respect to any Transaction Litigation (provided, however, that the Company need not communicate or disclose to Parent information that is protected from disclosure to third parties by attorney client privilege or the work product doctrine if, in the reasonable opinion of counsel leading the defense of the Transaction Litigation and after giving effect to any common interest or joint defense agreement entered into between Parent and the Company, communication or disclosure of the particular information would waive the attorney client privilege or work product protection) and the Company shall give reasonable and good faith consideration to Parent’s advice with respect to such Transaction Litigation. The Company shall be entitled to direct and control the defense of any Transaction Litigation; provided, however, that the Company shall consult with, and shall give Parent the right to, participate in the defense, negotiation or settlement of any Transaction Litigation (to the extent that the attorney-client privilege between the Company and its counsel is not undermined or otherwise affected after giving effect to any common interest or joint defense agreement entered into between Parent and the Company). For purposes of this Section 8.7, “participate” means that Parent and the Company will jointly cooperate in the proposed strategy and any other significant decisions with respect to the Transaction Litigation by the Company. The Company shall not settle any Transaction Litigation without the prior written consent of Parent (which consent shall not be unreasonably withheld, delayed, or conditioned).
Section 8.8   Takeover Laws.   Each of Parent, Merger Subsidiary and the Company and the members of their respective boards of directors shall use their respective reasonable best efforts to ensure that no Takeover Law is or becomes applicable to any of the Transactions. If any Takeover Law becomes, or may purport to be, applicable to the Transactions, each of Parent, Merger Subsidiary and the Company and the members of their respective boards of directors shall use their respective reasonable best efforts to grant such approvals and take such actions as are necessary so that the Transactions may be consummated as promptly as practicable on the terms and conditions contemplated hereby and otherwise act to lawfully eliminate the effect of any Takeover Law on any of the Transactions.
Section 8.9   Stock Exchange Delisting; Deregistration.   Prior to the Effective Time, the Company shall cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under Applicable Laws and rules and policies of Nasdaq to cause the delisting of the Company Stock from Nasdaq and the deregistration of the Company Stock under the 1934 Act as promptly as practicable after the Effective Time.
ARTICLE 9
Conditions to the Merger
Section 9.1   Conditions to the Obligations of Each Party.   The obligations of the Company, Parent and Merger Subsidiary to consummate the Merger are subject to the satisfaction or waiver (where permissible pursuant to Applicable Law) of the following conditions at or prior to the Closing:

(a)   the Company Stockholder Approval shall have been obtained;
(b)   no Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Applicable Law, whether temporary, preliminary or permanent, that restrains, enjoins, renders illegal or otherwise prohibits the consummation of the Merger or the Transactions that shall still be in effect;
(c)   if applicable, the waiting period (including any extensions thereof) under the HSR Act relating to the Merger and the Transactions shall have expired or been terminated; and
(d)   there shall not be pending any material Proceeding brought by the U.S. Department of Justice or Federal Trade Commission under any Antitrust Law challenging or seeking to restrain, enjoin, render illegal or otherwise prohibit the consummation of the Merger or the Transactions or seeking to prohibit Parent or the Surviving Corporation’s ownership or operation of all or any portion of the Company’s business or assets under any Antitrust Law as a result of the Merger or the Transactions.
Section 9.2   Conditions to the Obligations of Parent and Merger Subsidiary.   The obligations of Parent and Merger Subsidiary to consummate the Merger are subject to the satisfaction or waiver (where permissible under Applicable Law) of the following further conditions at or prior to the Closing:
(a)   the Company shall have performed and complied with in all material respects all of its obligations, covenants, and agreements hereunder required to be performed or complied with by it at or prior to the Closing;
(b)   (i) each of the representations and warranties of the Company contained in the first, second, and third sentences of Section 4.5(a), the first sentence of Section 4.5(c) and Section 4.20 shall be true and correct in all respects (except, with respect to the second sentence of Section 4.5(a), for any de minimis inaccuracies) at and as of the date of this Agreement and at and as of the Effective Time as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which shall be true only as of such time), (ii) each of the representations and warranties of the Company contained in Section 4.1, Section 4.2, Section 4.5 (other than the second sentence of Section 4.5(a) and the first sentence of Section 4.5(c)), Section 4.6, and Section 4.21 shall be true and correct in all material respects at and as of the date of this Agreement and at and as of the Effective Time as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which shall be true only as of such time) and (iii) each of the other the representations and warranties of the Company contained in this Agreement (disregarding all materiality and Material Adverse Effect qualifications contained therein) shall be true and correct at and as of the date of this Agreement and at and as of the Effective Time as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which shall be true only as of such time), with only such exceptions as have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;
(c)   since the date of this Agreement, there shall not have been a Material Adverse Effect; and
(d)   Parent shall have received a certificate signed by an executive officer of the Company certifying that the conditions set forth in Section 9.2(a), Section 9.2(b), and Section 9.2(c) have been satisfied.
Section 9.3   Conditions to the Obligations of the Company.   The obligations of the Company to consummate the Merger are subject to the satisfaction or waiver (where permissible under Applicable Law) of the following further conditions at or prior to the Closing:
(a)   each of Parent and Merger Subsidiary shall have performed and complied with in all material respects all of its obligations, covenants, and agreements hereunder required to be performed or complied with by it at or prior to the Closing;
(b)   (i) each of the representations and warranties of Parent contained in Section 5.1, Section 5.2 and Section 5.6 shall be true and correct in all material respects at and as of the date of this Agreement and at and as of the Closing Date as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which shall be true only as of such time) and (ii) each of the other representations and warranties of Parent contained in this Agreement (disregarding all materiality and Parent Material Adverse Effect qualifications contained therein) shall be true at and correct as of the date of this Agreement and at and as of the Closing Date as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which shall be true only as of such time), with only such exceptions as have not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect; and
(c)   the Company shall have received a certificate signed by an executive officer of Parent certifying that the conditions set forth in Section 9.3(a) and Section 9.3(b) have been satisfied.
ARTICLE 10
Termination
Section 10.1   Termination.   This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time (notwithstanding receipt of the Company Stockholder Approval) as follows:
(a)   by mutual written agreement of the Company and Parent;
(b)   by either the Company or Parent, if:
(i)   the Merger has not been consummated on or before February 28, 2026 or such later date as the parties mutually agree in writing (the “End Date”); provided that the right to terminate this Agreement pursuant to this Section 10.1(b)(i) shall not be available to any party hereto if the failure of the Merger to be consummated by such time was primarily caused by the failure of such party to perform or comply with any of its obligations under this Agreement;
(ii)   any Order by a court or other Governmental Authority of competent jurisdiction permanently restraining, enjoining or otherwise permanently prohibiting consummation of the Merger shall become final and non-appealable; provided that the right to terminate this Agreement pursuant to this Section 10.1(b)(ii) shall not be available to a party if the issuance, enforcement or entry of any such Order, or such Order becoming final and non-appealable, was primarily caused by the failure of such party to perform or comply with any of its obligations under this Agreement; or
(iii)   at the Company Stockholder Meeting (or any adjournment or postponement thereof) at which a vote on the approval of this Agreement was taken, the Company Stockholder Approval shall not have been obtained, provided that in the event the Board of Directors of the Company shall have made an Adverse Recommendation Change, the Company may only terminate the Agreement pursuant to this Section 10.1(b)(iii) if it has paid to Parent the Termination Fee pursuant to Section 10.3(b)(ii);
(c)   by Parent, (i) if an Adverse Recommendation Change shall have occurred, (ii) if after public announcement of an Acquisition Proposal, the Board of Directors of the Company shall have failed to reaffirm the Company Board Recommendation within ten (10) Business Days after receipt of any written request to do so from Parent, (iii) if the Company or the Board of Directors of the Company has materially breached its obligations under Section 6.2 or Section 6.3; or (iv) if the Company shall have entered into any Alternative Acquisition Agreement;
(d)   by the Company, if prior to receipt of the Company Stockholder Approval, the Board of Directors of the Company authorizes the Company, subject to complying with Section 6.3, to enter into a definitive Alternative Acquisition Agreement concerning a Superior Proposal; provided that in the event of such termination, the Company substantially concurrently enters into such Alternative Acquisition Agreement; provided, further, that the Company may only terminate the Agreement pursuant to this Section 10.1(d) if the Company has paid to Parent the Termination Fee payable pursuant to Section 10.3(b)(ii);
(e)   by Parent if (i) there shall have been a breach of any covenant or agreement on the part of the Company set forth in this Agreement or (ii) any representation or warranty of the Company set forth in ARTICLE 4 of this Agreement have become inaccurate, that would, in the case of clauses (i) or (ii), (A) result in the conditions set forth in Section 9.2(a) or Section 9.2(b) not being satisfied, and (B) such breach is not curable within thirty (30) days, or, if curable, is not cured within thirty (30) days of notice by Parent to the Company of such breach; provided, that the right to terminate this Agreement pursuant to this Section 10.1(e) shall not be available to Parent if Parent or Merger Subsidiary is then in breach of any covenant, agreement, representation or warranty contained in this Agreement which breach would result in a failure of a condition set forth in Section 9.1 or Section 9.3;
(f)   by the Company if (i) there shall have been a breach of any covenant or agreement on the part of Parent or Merger Subsidiary set forth in this Agreement or (ii) any representation or warranty of Parent and Merger Subsidiary set forth in ARTICLE 5 of this Agreement shall have become inaccurate, that would, in either case, result in the conditions set forth in Section 9.3(a) or Section 9.3(b) not being satisfied, and in the case of clauses (i) and (ii), such breach is not curable within thirty (30) days, or, if curable, is not cured within thirty (30) days of notice by the Company to Parent of such breach; provided, that the right to terminate this Agreement pursuant to this Section 10.1(f) shall not be available to the Company if the Company is then in breach of any covenant, agreement, representation or warranty contained in this Agreement which breach would result in a failure of a condition set forth in Section 9.1 or Section 9.2; or
(g)   by the Company if (i) the conditions set forth in Section 9.1 and Section 9.2 (other than those conditions that by their nature are to be satisfied at the Closing, which conditions are capable at the time of termination of being satisfied if the Closing were to occur at such time) have been satisfied or (to the extent permissible under Applicable Law) waived in accordance with this Agreement, (ii) the Company has irrevocably confirmed to Parent in writing that the Company is ready and willing to consummate the Merger, (iii) Parent and Merger Subsidiary fail to consummate the Merger within five (5) Business Days after the later of the Company’s written indication pursuant to subsection (ii) and the date on which the Closing should have occurred pursuant to Section 2.1(b), and (iv) during the five (5) Business Day period described in clause (iii), the Company stood ready, willing and able to consummate the Merger and the Transactions.
The party desiring to terminate this Agreement pursuant to this Section 10.1 (other than pursuant to Section 10.1(a)) shall give notice of such termination to the other party.
Section 10.2   Effect of Termination.   If this Agreement is validly terminated pursuant to Section 10.1, this Agreement shall become void and of no further effect and the Transactions shall be abandoned without liability of any party (or any stockholder or Representative of such party) to any other party hereto; provided that:
(a)   The provisions of this Section 10.2, Section 8.3, and ARTICLE 11 (and the corresponding definitions of any defined terms used in each of those sections) shall survive any termination hereof pursuant to Section 10.1.
(b)   Except for and subject in all cases to Section 10.3(f) and Section 10.3(g), neither the Company nor Parent shall be relieved or released from any liabilities or damages arising out of its actual and intentional fraud under Delaware common law or Willful Breach prior to the termination of this Agreement. For purposes of this Agreement, “Willful Breach” means any breach of any of the covenants or agreements set forth in this Agreement that is the consequence of an action or omission by any party if such party knew or should have known that the taking of such action or the failure to take such action would be a material breach of this Agreement.
Section 10.3   Expenses and Termination Fees.
(a)   General. Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.
(b)   Termination Fee.
(i)   If this Agreement is terminated by Parent pursuant to Section 10.1(c), then the Company shall pay to Parent in immediately available funds the Termination Fee within two (2) Business Days after such termination.
(ii)   If this Agreement is terminated by the Company or Parent pursuant to Section 10.1(b)(iii), and the Board of Directors of the Company shall have made an Adverse Recommendation Change, then the Company shall pay to Parent in immediately available funds the Termination Fee concurrently with and as a condition to such termination.

(iii)   If this Agreement is terminated by the Company pursuant to Section 10.1(d), then the Company shall pay to Parent in immediately available funds the Termination Fee concurrently with and as a condition to such termination.
(iv)   If (A) this Agreement is terminated by Parent pursuant to Section 10.1(e), or by Parent or the Company pursuant to Section 10.1(b)(i) or Section 10.1(b)(iii); provided that in the case of termination by the Company pursuant to Section 10.1(b)(i), the failure of the Merger to be consummated by the End Date did not result from a material breach by Parent of any provision of this Agreement, (B) after the date of this Agreement and (x) prior to such termination in the case of a termination pursuant to Section 10.1(b)(i) or Section 10.1(e) or (y) prior to the Company Stockholder Meeting in the case of a termination pursuant to Section 10.1(b)(iii), an Acquisition Proposal shall have been publicly announced or otherwise been communicated to the Board of Directors of the Company or its stockholders, and (C) within twelve (12) months following the date of such termination, the Company shall have entered into a definitive agreement with respect to an Acquisition Proposal or an Acquisition Proposal shall have been consummated (provided that for purposes of this clause (C), each reference to “20%” in the definition of Acquisition Proposal shall be deemed to be a reference to “50%”), then the Company shall pay to Parent in immediately available funds, concurrently with the occurrence of the applicable event described in clause (C), the Termination Fee.
(v)   If this Agreement is terminated by the Company or Parent pursuant to Section 10.1(b)(iii) and the Board of Directors of the Company shall not have made an Adverse Recommendation Change, then the Company shall reimburse Parent and its Affiliates (including for this purpose, the Investor) by wire transfer of immediately available funds, no later than three Business Days after such termination, for 100% of their out-of-pocket fees, costs, obligations owed to third parties and expenses (including reasonable fees and expenses of their counsel) actually incurred by Parent and its Affiliates (including for this purpose, the Investor) in connection with the consideration, negotiation or consummation of this Agreement or the Transactions (collectively, the “Parent Transaction Expenses”), provided that the maximum amount for which the Company shall be obligated to reimburse Parent and its Affiliates (including for this purpose, the Investor) pursuant to this Section 10.3(b)(v) shall not exceed $3,000,000 in the aggregate.
(vi)   “Termination Fee” means (A) if payable in connection with a valid termination of this Agreement by the Company pursuant to Section 10.1(d), either (i) prior to the No-Shop Period Start Date or (ii) within ten (10) Business Days following the No-Shop Period Start Date with respect to a Superior Proposal made by an Excluded Party, an amount equal to $4,000,000, and (B) if payable in any other circumstance, an amount equal to $8,000,000.
(vii)   The parties agree and acknowledge that in no event shall the Company be required to pay the Termination Fee on more than one occasion.
(c)   If this Agreement is terminated by the Company pursuant to Section 10.1(f) or Section 10.1(g), then Company shall be entitled to payment in an amount equal to $15,000,000 (the “Parent Termination Fee”) and the Company shall be entitled to permanently retain the entire Deposit Amount in satisfaction of Parent’s obligation to pay the Parent Termination Fee pursuant to this Section 10.3(c). The parties agree and acknowledge that in no event shall Parent be required to pay the Parent Termination Fee on more than one occasion.
(d)   In the event that this Agreement is validly terminated other than pursuant to Section 10.1(f) or Section 10.1(g), the Company shall not be entitled to retain the Deposit Amount and shall return the Deposit Amount, together with any investment earnings and interest earned thereon, to Parent as soon as reasonably practicable, but in any event within three (3) Business Days of such termination of this Agreement, and, upon returning the Deposit Amount, together with any investment earnings and interest earned thereon, to Parent, the Company shall be fully released and discharged of any obligation with respect to the Deposit Amount.
(e)   Each party acknowledges that the agreements contained in this Section 10.3 are an integral part of the Transactions and that, without these agreements, the other parties would not enter into this Agreement. Accordingly, if the Company or Parent fails promptly to pay any amount due pursuant to this Section 10.3, it shall also pay any costs and expenses incurred by the other party or its Affiliates in connection with a legal Proceeding to enforce this Agreement that results in a judgment against the Company or Parent, as applicable, for such amount, together with interest on the amount of any unpaid fee, cost or expense at an annual rate equal to the publicly announced prime rate as published by the Eastern Edition of The Wall Street Journal (the “Prime Rate”) from the date such fee, cost or expense was required to be paid to (but excluding) the payment date (collectively, the “Enforcement Expenses”).
(f)   Notwithstanding anything to the contrary in this Agreement, in the event that the Company fails to effect the Closing as and when required pursuant to Section 2.1(b) or otherwise breaches this Agreement or fails to perform hereunder (whether willfully, intentionally, unintentionally or otherwise), then, except for an order of specific performance prior to the termination of this Agreement as permitted by Section 11.11, (i) Parent’s and Merger Subsidiary’s sole and exclusive remedy (whether at law, in equity, in contract, in tort or otherwise) against (A) the Company and its Subsidiaries, (B) the former, current and future holders of any equity, partnership or limited liability company interest, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders or assignees of the Company or its Subsidiaries or (C) any future holders of any equity, partnership or limited liability company interest, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders or assignees of any of the foregoing (collectively, the “Company Affiliated Group”) in respect of this Agreement, any agreement executed in connection herewith and the Transactions contemplated hereby and thereby shall be (I) to terminate this Agreement in accordance with ARTICLE 10 and collect, if due, the Termination Fee pursuant to Section 10.3(b) (including any Enforcement Expenses and, if applicable, any amounts owed pursuant to Section 10.3(b)(v)) from the Company, and (II) following the termination of this Agreement by either party, Parent’s right to seek monetary damages from the Company in the event of the Company’s Willful Breach or actual and intentional fraud under Delaware common law prior to the termination of this Agreement and (ii) upon payment of such amounts, no member of the Company Affiliated Group shall have any further liability or obligation relating to or arising out of this Agreement, any agreement executed in connection herewith or the Transactions contemplated hereby or thereby; provided, that in no event will Parent and Merger Subsidiary be entitled to (1) payment of both monetary damages and the Termination Fee, or (2) both (x) payment of any monetary damages and/or the Termination Fee and (y) a grant of specific performance of this Agreement or any other equitable remedy against the Company that results in the Closing.
(g)   Notwithstanding anything to the contrary in this Agreement, in the event that Parent fails to effect the Closing as and when required pursuant to Section 2.1(b) or otherwise breaches this Agreement or fails to perform hereunder (whether willfully, intentionally, unintentionally or otherwise), except for an order of specific performance prior to the termination of this Agreement, to the extent permitted by Section 11.11 (including an order of specific performance against the Investor, to the extent permitted under and subject to the limitations set forth in the Equity Commitment Letter and the terms and conditions of this Agreement), the sole and exclusive remedy of the Company and its Affiliates (whether at law, in equity, in contract, in tort or otherwise) against (A) the Parent and Merger Subsidiary, (B) the former, current and future holders of any equity, partnership or limited liability company interest, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders, Investor, lenders, other financing parties or assignees of Parent or Merger Subsidiary, or (C) any future holders of any equity, partnership or limited liability company interest, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders or assignees of any of the foregoing (collectively, the “Parent Affiliated Group”) in respect of this Agreement, any agreement executed in connection herewith and the Transactions contemplated hereby and thereby shall be to terminate this Agreement in accordance with ARTICLE 10 and collect, if due the Parent Termination Fee pursuant to Section 10.3(c) (including any Enforcement Expenses) from Parent, and upon payment of such amounts, no member of the Parent Affiliated Group shall have any further liability or obligation relating to or arising out of this Agreement, any agreement executed in connection herewith or the Transactions contemplated hereby or thereby; provided that in no event will the Company be entitled to both (x) the Parent Termination Fee and (y) an order of specific performance or any other equitable remedy against Parent and Merger Subsidiary as permitted by Section 11.11 that results in the Closing.

(h)   Each party hereto acknowledges that neither the Termination Fee nor the Parent Termination Fee is a penalty, but rather is liquidated damages in a reasonable amount that will compensate Parent and Merger Subsidiary or the Company, as applicable, in the circumstances in which the Termination Fee or the Parent Termination Fee is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Transactions.
ARTICLE 11
Miscellaneous
Section 11.1   Notices.   All notices, requests, claims, demands, and other communications to any party hereunder shall be in writing (including electronic mail (“e-mail”) transmission, so long as the sender can show (i) that the notice was properly addressed and sent by email, and (ii) the sender did not receive any email system notification that the email could not be delivered) and shall be given, if to the Company, to:
TrueCar, Inc.
225 Santa Monica Blvd.
12th Floor
Santa Monica, CA 90401
Attention:
Jantoon Reigersman
Jeff Swart

E-mail:
[***]

with a copy (which shall not constitute notice) to:
Alston & Bird LLP
One Atlantic Center
1201 West Peachtree Street
Atlanta, GA 30309
Attention:
Justin R. Howard
Rebecca R. Valentino

E-mail:
justin.howard@alston.com
rebecca.valentino@alston.com

if to the Parent or Merger Subsidiary, to:
Fair Holdings, Inc.
[***]
[***]
Attention:
Scott Painter
Leopold Visser

E-mail:
[***]

with a copy (which shall not constitute notice) to:
Perkins Coie LLP
1301 Second Ave
Seattle, WA 98101
Attention:
Troy Foster
Gina Eiben

E-mail:
TroyFoster@perkinscoie.com
GEiben@perkinscoie.com

or to such other address as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. Pacific time on a Business Day. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day.

Section 11.2   No Survival of Representations, Warranties and Agreements.   The representations, warranties, covenants, and agreements contained herein and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time, except that any covenants and agreements that are to be performed in whole or in part after the Effective Time shall survive the Effective Time for the longest period permitted by Delaware law.
Section 11.3   Amendments and Waivers.
(a)   Any provision of this Agreement may be amended or waived prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective; provided that after the Company Stockholder Approval has been obtained there shall be no amendment or waiver that would require the further approval of the stockholders of the Company under the DGCL without such approval having first been obtained. For purposes of this Section 11.3, Parent and Merger Subsidiary shall be treated collectively as a single party.
(b)   No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.
Section 11.4   Binding Effect; Benefit; Assignment.
(a)   Except as set forth in Section 7.4 and Section 10.2(b), the parties agree that their respective representations, warranties and covenants set forth in this Agreement are solely for the benefit of the other parties hereto in accordance with and subject to the terms of this Agreement. This Agreement is not intended to, and will not, confer upon any other Person any rights or remedies hereunder, except (i) as set forth in or contemplated by Section 7.4; and (ii) from and after the Effective Time, the rights of the holders of shares of Company Stock, Company RSUs, Company PSUs or Company Options to receive the Merger Consideration set forth in ARTICLE 2.
(b)   No party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto, except that Parent or Merger Subsidiary may transfer or assign all or a portion of its rights and obligations under this Agreement, in whole or from time to time in part, to (i) one or more of their Affiliates at any time and (ii) after the Effective Time, to any Person; provided that such transfer or assignment shall not relieve Parent or Merger Subsidiary of its obligations hereunder or enlarge, alter or change any obligation of any other party hereto or due to Parent or Merger Subsidiary. Any purported assignment in violation of this Agreement is void.
Section 11.5   Governing Law.   This Agreement, and all Proceedings (whether in contract, in tort or otherwise) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement or the Transactions, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of any jurisdictions that would cause the application of the laws of any jurisdiction other than the State of Delaware.
Section 11.6   Jurisdiction.   All Proceedings (whether at law or in equity, in contract, in tort or otherwise) arising out of or relating to this Agreement, the negotiation, validity, performance or enforcement of this Agreement or the Transactions shall be heard and determined exclusively in the Court of Chancery of the State of Delaware (or, if the Chancery Court lacks or declines jurisdiction, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware), and the parties irrevocably consent and submit to the exclusive jurisdiction of such court (and, in the case of appeals, the appropriate appellate court therefrom), in any such Proceeding and irrevocably waive the defense of an inconvenient forum to the maintenance of any such Proceeding. The consents to jurisdiction set forth in this paragraph shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties hereto. The parties agree that service of any court paper may be made in any manner as may be provided under Applicable Law or court rules governing service of process in such court. The parties hereto agree that a final judgment in any such Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law.
Section 11.7   WAIVER OF JURY TRIAL.   EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE NEGOTIATION, VALIDITY, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT OR THE TRANSACTIONS.
Section 11.8   Counterparts; Effectiveness.   This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Any such counterpart, to the extent delivered by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).
Section 11.9   Entire Agreement.   This Agreement, the Confidentiality Agreement and the Support Agreements constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.
Section 11.10   Severability.   If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the Transactions be consummated as originally contemplated to the fullest extent possible.
Section 11.11   Specific Performance.   The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that any breach of this Agreement would not be adequately compensated by monetary damages, and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, without proof of actual damages or inadequacy of legal remedy and without bond or other security being required, in addition to any other remedy to which they are entitled at law or in equity. The pursuit of specific enforcement by any party hereto will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy (whether at law or in equity) to which such party may be entitled at any time. Notwithstanding anything to the contrary contained in this Agreement, the parties agree that Company shall only be entitled to injunctive relief, specific performance or other equitable relief to enforce specifically the obligations of Parent and Merger Subsidiary to consummate the Closing if (i) the conditions set forth in Section 9.1 and Section 9.2 (other than those conditions that by their nature are to be satisfied at the Closing, which conditions are capable of being satisfied if the Closing were to occur) have been satisfied or, to the extent permissible under Applicable Law, waived in accordance with this Agreement, (ii) Parent has failed to consummate the Merger on the date the Closing should have occurred pursuant to Section 2.1, (iii) the Company has irrevocably confirmed to Parent in writing that, if Parent and Merger Subsidiary specifically perform their respective obligations hereunder and the Equity Financing is funded, the Company is ready and willing to consummate the Merger, and (iv) the proceeds of the Equity Financing have been funded or will be funded at the Closing on the terms (including fulfillment of the conditions set forth in paragraph 1.d.(iii) thereof (the

“Additional Financing Condition”) relating to the Additional Financing Amount (as defined in the Equity Commitment Letter)) set forth in the Equity Commitment Letter (including by way of enforcement by Parent or the Company of the Investor’s obligations to fund their applicable commitment amounts under the terms of the Equity Commitment Letter, to the extent permitted thereunder and subject to the limitations set forth therein).
Section 11.12   No Recourse.   This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto and no member (other than any Investor to the extent and subject to the limitations set forth in the Equity Commitment Letter and the terms and conditions of this Agreement) of the Company Affiliated Group or the Parent Affiliated Group shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the Transactions or in respect of any oral representations made or alleged to be made in connection herewith. Each of the Company, Parent and Merger Subsidiary agrees not to and to use reasonable best efforts to cause its respective controlled Affiliates and other member of the Company Affiliated Group or Parent Affiliated Group, as applicable, not to, seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any member of the Company Affiliated Group or Parent Affiliated Group, as applicable, not a party to this Agreement.
[The remainder of this page has been intentionally left blank;
the next page is the signature page.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date set forth on the cover page of this Agreement.
TRUECAR, INC.
By:
/s/ Jantoon Reigersman

Name:
Jantoon Reigersman

Title:
President and Chief Executive Officer

FAIR HOLDINGS, INC.
By:
/s/ Scott Painter

Name:
Scott Painter

Title:
President

RAPID MERGER SUBSIDIARY, INC.
By:
/s/ Scott Painter

Name:
Scott Painter

Title:
President

ANNEX B
October 14, 2025
Board of Directors
TrueCar, Inc.
225 Santa Monica Blvd, 12th Floor
Santa Monica, CA 90401
Members of the Board:
We understand that TrueCar, Inc. (“Trinity” or the “Company”), Fair Holdings, Inc. (“Parent”) and Rapid Merger Subsidiary, Inc., a wholly owned subsidiary of Parent (“Merger Subsidiary”), propose to enter into an Agreement and Plan of Merger, substantially in the form of the draft dated October 13, 2025 (the “Merger Agreement”), which provides, among other things, for the merger (the “Merger”) of Merger Subsidiary with and into the Company. Pursuant to the Merger, the Company will become a wholly owned subsidiary of Parent, and each outstanding share of common stock, par value $0.0001 per share, of the Company (the “Company Common Stock”), other than (i) shares held by the Company as treasury stock, (ii) shares held by Parent, (iii) shares held by any subsidiary of Parent or the Company, (iv) Rollover Shares (as defined in the Merger Agreement) or (v) Dissenting Shares (as defined in the Merger Agreement) (collectively, (i)-(v), “Excluded Shares”), will be converted into the right to receive $2.55 per share in cash (the “Consideration”). The terms and conditions of the Merger are more fully set forth in the Merger Agreement.
You have asked for our opinion as to whether the Consideration to be received by the holders of shares of the Company Common Stock pursuant to the Merger Agreement is fair from a financial point of view to the holders of shares of the Company Common Stock (other than holders of Excluded Shares).
For purposes of the opinion set forth herein, we have:
1)
Reviewed certain publicly available financial statements and other business and financial information of the Company;

2)
Reviewed certain internal financial statements and other financial and operating data concerning the Company;

3)
Reviewed certain financial projections prepared by the management of the Company (collectively, the “Financial Projections”);

4)
Discussed the past and current operations and financial condition and the prospects of the Company with senior executives of the Company;

5)
Reviewed the reported prices and trading activity for the Company Common Stock;

6)
Compared the financial performance of the Company and the prices and trading activity of the Company Common Stock with that of certain other publicly-traded companies comparable with the Company and its securities;

7)
Reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

8)
Reviewed certain publicly available research analyst reports for the Company, including price targets and consensus financial projections;

9)
Participated in certain discussions and negotiations among representatives of the Company and Parent and certain parties and their financial and legal advisors;

10)
Reviewed the Merger Agreement, the draft commitment letters from Alpha Auto 2, LLC (the “Investor”) substantially in the form of the draft dated October 13, 2025 (the “Commitment Letter”) and certain related documents; and

11)
Performed such other analyses, reviewed such other information, and considered such other factors as we have deemed appropriate.

We have assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to us by the Company, and formed a substantial basis for this opinion. With respect to the Financial Projections, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company and of the future financial performance of the Company. We express no view as to the Financial Projections or the assumptions on which they were based. In addition, we have assumed that the Merger will be consummated in accordance with the terms set forth in the Merger Agreement without any waiver, amendment or delay of any terms or conditions, including, among other things, that Parent will obtain financing in accordance with the terms set forth in the Commitment Letter and that the definitive Merger Agreement will not differ in any material respect from the draft thereof furnished to us. Morgan Stanley has assumed that in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed Merger, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed Merger. We are not legal, tax, or regulatory advisors. We are financial advisors only and have relied upon, without independent verification, the assessment of the Company and its legal, tax and regulatory advisors with respect to legal, tax, and regulatory matters. We express no opinion with respect to the fairness of the amount or nature of the compensation to any of the Company’s officers, directors or employees, or any class of such persons, relative to the Consideration to be received by the holders of shares of the Company Common Stock in the Merger. We have not made any independent valuation or appraisal of the assets or liabilities of the Company, nor have we been furnished with any such valuations or appraisals. This opinion does not address the relative merits of the transactions contemplated by the Merger Agreement as compared to other business or financial strategies that might be available to the Company, nor does it address the underlying business decision of the Company to enter into the Merger Agreement or proceed with any other transaction contemplated by the Merger Agreement. Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof may affect this opinion and the assumptions used in preparing it, and we do not assume any obligation to update, revise or reaffirm this opinion.
We have acted as financial advisor to the Board of Directors of the Company in connection with the Merger and will receive a fee for our services, a portion of which is contingent upon the rendering of this opinion and a significant portion of which is contingent upon the closing of the Merger. As of the date of this opinion, Morgan Stanley also holds an aggregate interest of less than 1% in the Company Common Stock. Morgan Stanley may also seek to provide financial advisory and financing services to Parent, the Company, the Investor and their respective affiliates in the future and would expect to receive fees for the rendering of these services.
Please note that Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. Our securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services. Morgan Stanley, its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own account or the accounts of its customers, in debt or equity securities or loans of Parent, the Company, the Investor and their respective affiliates or any other company, or any currency or commodity, that may be involved in the Merger, or any related derivative instrument.
This opinion has been approved by a committee of Morgan Stanley investment banking and other professionals in accordance with our customary practice. This opinion is for the information of the Board of Directors of the Company and may not be used for any other purpose or disclosed without our prior written consent, except that a copy of this opinion may be included in its entirety in any filing the Company is required to make with the Securities and Exchange Commission in connection with this transaction if such inclusion is required by applicable law or regulation. In addition, Morgan Stanley expresses no opinion or recommendation as to how the stockholders of the Company should vote at the stockholders’ meeting to be held in connection with the Merger.

Based on and subject to the foregoing, we are of the opinion on the date hereof that the Consideration to be received by the holders of shares of the Company Common Stock pursuant to the Merger Agreement is fair from a financial point of view to the holders of shares of the Company Common Stock (other than holders of Excluded Shares).
Very truly yours,
MORGAN STANLEY & CO. LLC
By:
/s/ Bart Gasparewicz-Sitarz

Bart Gasparewicz-Sitarz
Executive Director

ANNEX C
EXECUTION VERSION
VOTING AND SUPPORT AGREEMENT
This Voting and Support Agreement (this “Agreement”) is entered into as of October 14, 2025, by and among Fair Holdings, Inc., a Delaware corporation (“Parent”), Rapid Merger Subsidiary, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Subsidiary”), Caledonia US, LP, a Delaware limited partnership (“Caledonia US”), Caledonia (Private) Investments Pty Limited, an Australian proprietary limited company (“Caledonia AUS,” and together with Caledonia US, the “Stockholder”), and TrueCar, Inc., a Delaware corporation (the “Company”).
RECITALS
A.   Stockholder is a holder of record and the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of certain shares of common stock, par value of $0.0001 per share, of the Company (the “Company Stock”).
B.   Parent, Merger Subsidiary and the Company are entering into an Agreement and Plan of Merger, dated on or about the date hereof (the “Merger Agreement”), which provides for, among other things, the merger of Merger Subsidiary with and into the Company, with the Company continuing as the Surviving Corporation and as a wholly owned subsidiary of Parent (the “Merger”) upon the terms and subject to the conditions set forth in the Merger Agreement.
C.   The Company’s Board of Directors has unanimously (i) determined that the Merger Agreement and the Transactions, including the Merger, are advisable, fair to and in the best interests of the Company and its stockholders; (ii) approved the execution, delivery and performance by the Company of the Merger Agreement, this Agreement and the other Support Agreements, and the consummation of the Transactions; (iii) declared advisable the Merger Agreement and the Transactions on the terms and subject to the conditions set forth in the Merger Agreement; and (iv) resolved to recommend that the Company’s stockholders vote to approve and adopt the Merger Agreement and the Transactions, including the Merger; and (v) directed that the Merger Agreement be submitted to the Company’s stockholders for their approval.
D.   As a condition to the willingness of Parent and Merger Subsidiary to enter into the Merger Agreement and as an inducement in consideration therefor, Stockholder has agreed to enter into this Agreement and vote Stockholder’s Subject Securities (as defined below) as described herein.
AGREEMENT
The parties to this Agreement, intending to be legally bound, hereby agree as follows:
SECTION 1.   CERTAIN DEFINITIONS
For purposes of this Agreement:
(a)   Capitalized terms used but not defined herein shall have the respective meanings assigned to those terms in the Merger Agreement.
(b)   ”Expiration Date” means the earliest to occur, without any notice or other action by any Person, of (i) the valid termination of the Merger Agreement in accordance with its terms, including in accordance with Section 10.1(d) (termination in connection with a Superior Proposal), (ii) the date of any modification, waiver or amendment to any provision of the Merger Agreement that the Stockholder does not consent to that reduces the amount or, changes the form of, consideration payable to the Stockholder pursuant to the Merger Agreement as in effect on the date hereof, or (iii) the Effective Time.
(c)   Stockholder is deemed to “Own” (or to “Beneficially Own”) or to have acquired “Ownership” (or “Beneficial Ownership”) of a security if Stockholder (i) is the record owner of such security; or (ii) is the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of such security.

(d)   ”Subject Securities” means (i) all Company Stock Owned by Stockholder as of the date hereof (as such number may be reduced by a Transfer of Subject Securities made in accordance with the terms of Section 2.3 of this Agreement) and (ii) all additional Company Stock of which Stockholder acquires Ownership during the Support Period. For the avoidance of doubt, Company Options, Company RSUs, and Company PSUs Beneficially Owned by Stockholder shall not be considered Subject Securities, and Company Stock issued upon the exercise or vesting of a Company Option, Company RSU, and Company PSU during the Support Period shall be Subject Securities.
(e)   ”Support Period” means the period commencing on (and including) the date of this Agreement and ending on (and including) the Expiration Date.
(f)   A Person is deemed to have effected a “Transfer” of a security if such Person directly or indirectly: (i) sells, pledges, gifts, hedges, encumbers, grants a Lien on or an option to purchase with respect to, enters into any derivative arrangement with respect thereto, transfers or disposes of such security or any interest in such security or right therein to any Person other than Parent or Merger Subsidiary; (ii) enters into an agreement or commitment contemplating a transaction specified in clause (i); or (iii) reduces such Person’s Beneficial Ownership of or interest in a security
SECTION 2.   TRANSFER OF SUBJECT SECURITIES AND VOTING RIGHTS
2.1   Restriction on Transfer of Subject Securities.   Subject to Section 2.3 below, during the Support Period, Stockholder shall not cause or permit any Transfer of any of the Subject Securities to be effected. Without limiting the generality of the foregoing, during the Support Period, Stockholder shall not tender, agree to tender or permit to be tendered any of the Subject Securities in response to or otherwise in connection with any tender or exchange offer.
2.2   Restriction on Transfer of Voting Rights.   During the Support Period, Stockholder shall ensure that: (a) none of the Subject Securities is deposited or otherwise transferred into a voting trust or any voting agreement or arrangement is entered into with respect to the Subject Securities (other than this Agreement); (b) no proxy, power-of-attorney, consent right or other authorization is granted, and no voting agreement or similar agreement is entered into, with respect to any of the Subject Securities except as contemplated by this Agreement; and (c) no action is taken or permitted that would in any way restrict, limit or interfere with the performance of Stockholder’s obligations hereunder or otherwise make any representation or warranty of Stockholder herein untrue or incorrect.
2.3   Permitted Transfers.   Section 2.1 above shall not prohibit a Transfer of Subject Securities by Stockholder: (a) if Stockholder is an individual (i) to any member of Stockholder’s immediate family, or to a trust for the benefit of Stockholder or any member of Stockholder’s immediate family, or otherwise for estate planning purposes, or (ii) by will or under Applicable Laws of intestacy upon the death of Stockholder; (b) if such Transfers do not involve a change in Beneficial Ownership; (c) if Stockholder is a trust, to any beneficiary of Stockholder or the estate of any such beneficiary; (d) by operation of Applicable Law or to a charitable organization qualified under Section 501(c)(3) of the Code; (e) in connection with the normal course of the Stockholder’s activities for and on behalf of the investment funds and managed accounts over which it exercises discretionary authority (including reweighting of the Subject Securities in connection with portfolio management of the investment funds and managed accounts) or to fund normal course redemptions of interests, shares or units in investment funds and managed accounts for which it exercises discretionary trading authority; (f) to the extent pledged, encumbered or hypothecated in favor of the Stockholder’s prime brokers, custodians, lenders or similar counterparties (for and on behalf of such investment funds and managed accounts); (g) by exercise of a Company Option (including a net or cashless exercise of such Company Option to purchase Company Stock); or (h) to the Company to cover Tax withholding obligations of Stockholder in connection with any exercise of Company Options or vesting of any Company RSUs or Company PSUs, provided that, in the case of clause (g) and (h) of this subsection, the underlying Subject Securities shall continue to be subject to the restrictions on Transfer set forth in this Agreement; provided, however, that a Transfer referred to in clauses (a) through (d) of this sentence shall be permitted only if (A) all of the representations and warranties in this Agreement with respect to Stockholder would be true and correct upon such Transfer, (B) as a precondition to such Transfer, the transferee agrees in a written document, reasonably satisfactory in form and substance to Parent and the

Company, to be bound by all of the terms of this Agreement, and (C) such Transfer occurs no later than three (3) Business Days prior to the Expiration Date.
SECTION 3.   VOTING OF COMPANY STOCK
3.1   Voting Covenant.   During the Support Period, Stockholder hereby irrevocably and unconditionally agrees that, at any annual or special meeting of the stockholders of the Company, including the Company Stockholder Meeting, however called, including any adjournment or postponement thereof, Stockholder shall, in each case to the fullest extent that such Subject Securities are entitled to be voted therein: (1) appear at each such meeting or otherwise cause all such Subject Securities to be counted as present thereat for purposes of determining a quorum; and (2) be present (in person or by proxy) and vote (or cause to be voted) with respect to all of the Subject Securities, and unless otherwise directed in writing by Parent:
(a)   in favor of: (i) the Merger, the execution and delivery by the Company of the Merger Agreement and the adoption and approval of the Merger Agreement and the terms thereof; (ii) any proposal to adjourn or postpone such meeting of stockholders of the Company to a later date if there are not sufficient votes to approve the Merger Agreement, the Merger and any other matters necessary to effect the Merger; (iii) each of the other transactions contemplated by the Merger Agreement; and (iv) any other transaction pursuant to which Parent or any Subsidiary thereof proposes to acquire the Company in which the stockholders of the Company would receive aggregate consideration per share equal to or greater than the consideration to be received by stockholders of the Company in the Merger;
(b)   against any action or agreement which is intended or would reasonably be expected to impede, delay, postpone, interfere with, nullify, prevent or adversely affect, in each case in any material respect, the Merger or this Agreement, including (i) any other extraordinary corporate transaction, including any Acquisition Proposal made by any Person other than Parent and Merger Subsidiary, (ii) any amendment to the certificate of incorporation or bylaws of the Company, (iii) any material change to the capitalization of the Company, (iv) any change in a majority of the directors of the Company’s Board of Directors and (v) any action, proposal, or agreement that would reasonably be expected to result in the breach of any covenant, representation or warranty or any other obligation or agreement under the Merger Agreement or this Agreement; and
(c)   against any Alternative Acquisition Agreement and any action in furtherance of any Alternative Acquisition Agreement.
During the Support Period, Stockholder shall not enter into any agreement or understanding with any Person to vote or give instructions with respect to the Subject Securities in a manner inconsistent with this Section 3.1.
3.2   Further Assurances.   Stockholder shall not, and shall not permit any of its Affiliates to, enter into any tender, voting or other such agreement, or grant a proxy or power of attorney, with respect to any of the Subject Securities that is inconsistent with this Agreement or otherwise take any other action with respect to any of the Subject Securities that would restrict, limit or interfere with the performance of any of Stockholder’s obligations hereunder.
SECTION 4.   WAIVER OF APPRAISAL RIGHTS
4.1   Stockholder hereby irrevocably and unconditionally waives, and agrees not to exercise or assert, on its own behalf or on behalf of any other holder of Company Stock, any rights of appraisal under Section 262 of the DGCL, any dissenters’ rights or any similar rights relating to the Merger that Stockholder may have by virtue of, or with respect to, any Subject Securities.
SECTION 5.   REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER
Stockholder hereby represents and warrants to each of Parent and Merger Subsidiary as follows:
5.1   Authorization, etc.   Stockholder has the authority and legal capacity to execute and deliver this Agreement and to perform Stockholder’s obligations hereunder. This Agreement has been duly authorized, executed and delivered by Stockholder and, assuming due authorization, execution and delivery by Parent and Merger Subsidiary, constitutes a legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, except as enforcement thereof may be limited by (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies. If Stockholder is a corporation, then Stockholder is a corporation duly organized, validly existing and in good standing under the Applicable Laws of the jurisdiction in which it was organized. If Stockholder is a general or limited partnership, then Stockholder is a partnership duly organized, validly existing and in good standing under the Applicable Laws of the jurisdiction in which it was organized. If Stockholder is an individual and is married, and any of the Subject Securities constitute community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding, this Agreement has been duly executed and delivered by Stockholder’s spouse and, assuming due authorization, execution and delivery by Parent and Merger Subsidiary, is enforceable against Stockholder’s spouse in accordance with its terms, except as enforcement thereof may be limited by (x) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (y) rules of law governing specific performance, injunctive relief and other equitable remedies.
5.2   No Conflicts or Consents.
(a)   The execution and delivery of this Agreement by Stockholder does not, and the performance of this Agreement by Stockholder will not: (a) assuming the compliance of each of the Company, Parent and Merger Subsidiary, with all applicable Antitrust Laws, conflict with or violate any Applicable Law applicable to Stockholder or by which Stockholder or any of Stockholder’s properties is or may be bound; (b) if Stockholder is not an individual, violate, contravene or conflict with or result in any breach of any provision of the certificate of incorporation or bylaws (or other similar governing documents) of Stockholder; or (c) result in or constitute (with or without notice or lapse of time) any material breach of or material default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any Lien on any of the Subject Securities pursuant to, any Contract to which Stockholder is a party or by which Stockholder or any of Stockholder’s Affiliates or properties is or may be bound or affected, except, in each case, for any conflict, violation, breach, default or right which would not adversely affect in any material respect the ability of Stockholder to perform its obligations hereunder.
(b)   Assuming the compliance of each of the Company, Parent and Merger Subsidiary with all applicable Antitrust Laws, the execution and delivery of this Agreement by Stockholder does not, and the performance of this Agreement by Stockholder will not, require any filing with or notification of, nor any permit, authorization, consent or approval of, any Governmental Authority or any other Person, other than such filings under Sections 13(d) and 16 of the Exchange Act as may be required in connection with this Agreement or where the failure to make such filings or obtain such permits, authorizations, consents or approvals would not, individually or in the aggregate, prevent or materially delay, or reasonably be expected to prevent or materially delay, the ability of Stockholder to perform any of its obligations under this Agreement.
5.3   No Litigation.   As of the date of this Agreement, there is no Proceeding pending or, to the knowledge of Stockholder, threatened against Stockholder or any of Stockholder’s properties or assets that would reasonably be expected to impair the ability of Stockholder to perform Stockholder’s obligations hereunder.
5.4   Merger Agreement.   Stockholder and its Representatives have reviewed and understand the terms of this Agreement and the Merger Agreement, and Stockholder has had the opportunity to consult with Stockholder’s counsel in connection with this Agreement.
5.5   Voting Power.   Stockholder has full voting power with respect to all the Subject Securities, and full power of disposition, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case, with respect to all the Subject Securities. None of the Subject Securities are subject to any stockholders’ agreement, proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Securities, except as provided hereunder.

5.6   Reliance.   Stockholder understands and acknowledges that Parent and Merger Subsidiary are entering into the Merger Agreement in reliance upon Stockholder’s execution, delivery and performance of this Agreement.
SECTION 6.   COVENANTS OF STOCKHOLDER
6.1   Stockholder Information; Disclosure.   Stockholder hereby consents to and authorizes the publication and disclosure by Parent, Merger Subsidiary and the Company (including in the Company’s proxy statements or any other publicly filed documents relating to the Merger or the transactions contemplated hereby) of: (a) Stockholder’s identity; (b) Stockholder’s Ownership of the Subject Securities; and (c) the nature of Stockholder’s commitments, arrangements and understandings under this Agreement, (including filing this Agreement as an exhibit to any publicly filed documents relating to the Merger or the transactions contemplated hereby), and any other information that Parent, Merger Subsidiary or the Company determines to be reasonably necessary in any SEC disclosure document in connection with the Merger or the transactions contemplated hereby.
6.2   Further Assurances.   From time to time and without additional consideration, Stockholder shall (at Parent’s sole expense) execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, consents and other instruments, and shall (at Parent’s sole expense) take such further actions as Parent may reasonably request for the purpose of carrying out and furthering the intent of this Agreement.
6.3   Public Announcement.   Stockholder shall not, and shall cause its Representatives not to, directly or indirectly, issue any press release, public announcement or make any other public statement or communication with respect to the transactions contemplated by this Agreement or the Merger Agreement without the prior written consent of Parent and the Company, except as may be required by Applicable Law (including any filings required under Sections 13(d) and 16 of the Exchange Act).
6.4   Waiver of Certain Actions.   Stockholder hereby agrees not to commence or participate in, and to take all actions necessary to opt out of any class in, any class action with respect to any Proceeding or claim, derivative or otherwise, against Parent, Merger Subsidiary, the Company or any of their respective successors (a) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any Proceeding or claim seeking to enjoin or delay the Expiration Date or the Closing) or (b) alleging a breach of any duty of the Company’s Board of Directors in connection with the negotiation of or entry into the Merger Agreement, this Agreement or the transactions contemplated thereby or hereby.
SECTION 7.   MISCELLANEOUS
7.1   Adjustments.   In the event that, between the date of this Agreement and the Effective Time, (a) the outstanding Company Stock are changed into a different number or class of shares by reason of any stock split, division or subdivision of shares, stock dividend, reverse stock split, consolidation of shares, reclassification, recapitalization or other similar transaction, or (b) Stockholder shall become the Beneficial Owner of any additional Company Stock, then the terms of this Agreement shall apply to the Company Stock held by Stockholder immediately following the effectiveness of the events described in the aforementioned clause (a) or Stockholder becoming the Beneficial Owner thereof as described in the aforementioned clause (b), as though, in either case, they were Subject Securities hereunder. In the event that Stockholder shall become the Beneficial Owner of any other equity securities entitling the holder thereof to vote or give consent with respect to the matters set forth in Section 3 hereof, then the terms of Section 3 hereof shall apply to such other securities as though they were Subject Securities hereunder.
7.2   Expenses.   Except as provided in Sections 3.2 and 6.2 hereof, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.
7.3   Notices.   All notices, requests, claims, demands, and other communications to any party hereunder shall be in writing (including electronic mail (“e-mail”) transmission, so long as the sender can show (i) that the notice was properly addressed and sent by email, and (ii) the sender did not receive any email system notification that the email could not be delivered) and shall be given:
if to Stockholder:
at the address set forth on the signature page hereof;
if to Parent or Merger Subsidiary (or following the Effective Time, the Company):
Fair Holdings, Inc.
[***]
Attention:
Scott Painter
Leopold Visser

Email:
[***]

with a copy to (which copy shall not constitute notice):
Perkins Coie LLP
1301 Second Ave
Seattle, WA 98101
Attention:
Troy Foster
Gina Eiben

E-mail:
TroyFoster@perkinscoie.com
GEiben@perkinscoie.com

if to the Company (prior to the Effective Time):
TrueCar, Inc.
225 Santa Monica Blvd.
12th Floor
Santa Monica, CA 90401
Attention:
Jantoon Reigersman
Jeff Swart

E-mail:
[***]

with a copy to (which copy shall not constitute notice):
Alston & Bird LLP
One Atlantic Center
1201 West Peachtree Street
Atlanta, GA 30309
Attention:
Justin R. Howard
Rebecca R. Valentino

E-mail:
justin.howard@alston.com
rebecca.valentino@alston.com

or to such other address as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. Pacific time on a Business Day. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day.
7.4   Notification of Certain Matters.   During the Support Period Stockholder shall promptly deliver to Parent written notice upon becoming aware of (a) any injunction, writ or Order of any nature issued and directing that the transactions provided for herein not be consummated as herein provided or (b) any Proceeding pending or threatened with respect to the transactions contemplated hereby, in each such case if and only to the extent that such injunction, writ, Order or Proceeding would cause any of the conditions set forth in ARTICLE 9 of the Merger Agreement not to be satisfied at such time.
7.5   Severability.   If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.
7.6   Entire Agreement; Counterparts.   This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Any such counterpart, to the extent delivered by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity.
7.7   Assignment; Binding Effect.   No party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto, except that Parent or Merger Subsidiary may transfer or assign all or a portion of its rights and obligations under this Agreement, in whole or from time to time in part, to one or more of their Affiliates; provided that such transfer or assignment shall not relieve Parent or Merger Subsidiary of its obligations hereunder or enlarge, alter or change any obligation of any other party hereto or due to Parent or Merger Subsidiary. Any purported assignment in violation of this Agreement is void. The parties agree that their respective representations, warranties and covenants set forth in this Agreement are solely for the benefit of the other parties hereto in accordance with and subject to the terms of this Agreement. This Agreement is not intended to, and will not, confer upon any other Person any rights or remedies hereunder.
7.8   Independence of Obligations.   The covenants and obligations of Stockholder set forth in this Agreement shall be construed as independent of any other agreement or arrangement between Stockholder, on the one hand, and the Company or Parent, on the other. The existence of any claim or cause of action by Stockholder against the Company or Parent shall not constitute a defense to the enforcement of any of such covenants or obligations against Stockholder.
7.9   Governing Law; Jurisdiction; Waiver of Jury Trial.
(a)   This Agreement, and all Proceedings (whether in contract, in tort or otherwise) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement or the transactions contemplated hereby, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of any jurisdictions that would cause the application of the laws of any jurisdiction other than the State of Delaware. All Proceedings (whether at law, in contract, in tort or otherwise) arising out of or relating to this Agreement, the negotiation, validity or performance of this Agreement or the transactions contemplated hereby shall be heard and determined exclusively in the Court of Chancery of the State of Delaware (or, if the Chancery Court declines jurisdiction, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware), and the parties irrevocably submit to the exclusive jurisdiction of such court (and, in the case of appeals, the appropriate appellate court therefrom), in any such Proceeding and irrevocably waive the defense of an inconvenient forum to the maintenance of any such Proceeding. The consents to jurisdiction set forth in this paragraph shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties hereto. The parties agree that service of any court paper may be made in any manner as may be provided under Applicable Law or court rules governing service of process in such court. The parties hereto agree that a final judgment in any such Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law.

(b)   The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that any breach of this Agreement would not be adequately compensated by monetary damages, and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, without proof of actual damages or inadequacy of legal remedy and without bond or other security being required, in addition to any other remedy to which they are entitled at law or in equity. The pursuit of specific enforcement by any party hereto will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy (whether at law or in equity) to which such party may be entitled at any time.
(c)   EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
7.10   Amendments and Waivers.   Any provision of this Agreement may be amended or waived prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective; provided, that no amendments or waivers shall be made to or under, as applicable, Section 1, Section 4.1, Section 6.1, Section 6.3, Section 6.4, Section 7.11 or Section 7.12 hereof without the prior written consent of the Company. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.
7.11   Termination.   This Agreement and all rights and obligations of the parties hereunder shall automatically terminate, and no party shall have any rights or obligations hereunder, and this Agreement shall be revoked, become null and void on and have no further effect as of the Expiration Date; provided, that the provisions set forth in Section 4.1 and Section 7.12 shall survive the Expiration Date and termination of this Agreement (provided, further, that in the case of Section 4.1, such survival shall only apply if the occurrence of the Expiration Date is a result of clause (iii) of the definition thereof). Nothing in this Section 7.11 shall relieve any party from any liability for any Willful Breach of this Agreement occurring prior to the termination of this Agreement and the provisions of this Section 7 (other than Section 7.1) shall survive any termination of this Agreement. For the avoidance of doubt, the representations and warranties herein shall not survive the termination of this Agreement.
7.12   Directors and Officers.   Stockholder signs this Agreement solely in Stockholder’s capacity as a stockholder of the Company, and not in Stockholder’s capacity as a director, officer or employee of the Company. Nothing in this Agreement shall be construed to prohibit Stockholder or any of Stockholder’s Representatives who is an officer or member of the Company’s Board of Directors from taking any action (or failure to act) in his or her capacity as an officer or member of the Company’s Board of Directors or from taking any action with respect to any Acquisition Proposal solely in his or her capacity as such an officer or director or in the exercise of his or her fiduciary duties in his or her capacity as director or officer of the Company, or prevent or be construed to create any obligation on the part of any director or officer of the Company from taking any action in his or her capacity as such director or officer, and no action taken solely in any such capacity as an officer or director of the Company shall be deemed to constitute a breach of this Agreement.
7.13   Construction.   The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections and Schedules are to Articles, Sections and Schedules of this Agreement unless otherwise specified. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute or Applicable Law shall be deemed to refer to such statute or Applicable Law as amended from time to time and to any rules or regulations promulgated thereunder. References to any Contract are to that Contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. References to “law,” “laws” or to a particular statute or law shall be deemed also to include any Applicable Law and rules and regulations promulgated under such statute or law. The word “shall” shall be construed to have the same meaning and effect of the word “will.” The phrase “to the extent” shall mean the degree to which, and such phrase shall not mean simply “if.” Unless the context otherwise requires, “neither,” “nor,” “any,” “either” and “or” shall not be exclusive. References to any period of days shall be deemed to be the relevant number of calendar days, unless otherwise specified. If any action under this Agreement is required to be done or taken on a day that is not a Business Day, then such action shall not be required to be done or taken on such day but on the first succeeding Business Day thereafter.
7.14   No Ownership Interest.   All rights, Ownership and economic benefits of and relating to the Subject Securities at a given time shall remain vested in and belong to Stockholder as of such time, and neither Parent nor Merger Subsidiary shall have any authority to exercise any power or authority to direct Stockholder in the voting of any of the Subject Securities, except as otherwise specifically provided herein.
7.15   No Agreement Until Executed.   This Agreement shall not be effective unless and until (i) the Merger Agreement is executed by all parties thereto and (ii) this Agreement is executed and delivered by all parties hereto.
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of Parent, Merger Subsidiary, Stockholder and the Company has caused this Voting and Support Agreement to be executed as of the date first written above.
Fair Holdings, Inc.
By:
/s/ Scott Painter

Name:
Scott Painter

Title:
President

Rapid Merger Subsidiary, Inc.
By:
/s/ Scott Painter

Name:
Scott Painter

Title:
President

[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, each of Parent, Merger Subsidiary, Stockholder and Company has caused this Voting and Support Agreement to be executed as of the date first written above.
Stockholder
CALEDONIA (PRIVATE) INVESTMENTS PTY LTD
/s/ Matthew Moses

Signature
Matthew Moses, General Counsel

Printed Name
Address:
Level 10
131 Macquarie Street
Sydney, NSW, Australia 2000

Email:
[***]

CALEDONIA US, LP
/s/ Robert Silverstein

Signature
Robert Silverstein

Printed Name
Address:
1133 Avenue of the Americas
27th Floor
New York, NY, 10036

Email:
[***]

[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, each of Parent, Merger Subsidiary, Stockholder and the Company has caused this Voting and Support Agreement to be executed as of the date first written above.
TrueCar, Inc.
By:
/s/ Jantoon Reigersman

Name:
Jantoon Reigersman

Title:
President and Chief Executive Officer

ANNEX D
FORM VOTING AND SUPPORT AGREEMENT
This Voting and Support Agreement (this “Agreement”) is entered into as of October 14, 2025, by and among Fair Holdings, Inc., a Delaware corporation (“Parent”), Rapid Merger Subsidiary, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Subsidiary”), [•], a [•] (“Stockholder”), and TrueCar, Inc., a Delaware corporation (the “Company”).
RECITALS
A.   Stockholder is [a holder of record and] the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of certain shares of common stock, par value of $0.0001 per share, of the Company (the “Company Stock”).
B.   Parent, Merger Subsidiary and the Company are entering into an Agreement and Plan of Merger, dated on or about the date hereof (the “Merger Agreement”), which provides for, among other things, the merger of Merger Subsidiary with and into the Company, with the Company continuing as the Surviving Corporation and as a wholly owned subsidiary of Parent (the “Merger”) upon the terms and subject to the conditions set forth in the Merger Agreement.
C.   The Company’s Board of Directors has unanimously (i) determined that the Merger Agreement and the Transactions, including the Merger, are advisable, fair to and in the best interests of the Company and its stockholders; (ii) approved the execution, delivery and performance by the Company of the Merger Agreement, this Agreement and the other Support Agreements, and the consummation of the Transactions; (iii) declared advisable the Merger Agreement and the Transactions on the terms and subject to the conditions set forth in the Merger Agreement; and (iv) resolved to recommend that the Company’s stockholders vote to approve and adopt the Merger Agreement and the Transactions, including the Merger; and (v) directed that the Merger Agreement be submitted to the Company’s stockholders for their approval.
D.   As a condition to the willingness of Parent and Merger Subsidiary to enter into the Merger Agreement and as an inducement in consideration therefor, Stockholder has agreed to enter into this Agreement and vote Stockholder’s Subject Securities (as defined below) as described herein.
AGREEMENT
The parties to this Agreement, intending to be legally bound, hereby agree as follows:
SECTION 1.   CERTAIN DEFINITIONS
For purposes of this Agreement:
(a)   Capitalized terms used but not defined herein shall have the respective meanings assigned to those terms in the Merger Agreement.
(b)   “Expiration Date” means the earliest to occur, without any notice or other action by any Person, of (i) the valid termination of the Merger Agreement in accordance with its terms, (ii) the date of any material modification, waiver or amendment to any provision of the Merger Agreement that the Stockholder does not consent to that reduces the amount or, changes the form of, consideration payable to the Stockholder pursuant to the Merger Agreement as in effect on the date hereof, or (iii) the Effective Time.
(c)   Stockholder is deemed to “Own” (or to “Beneficially Own”) or to have acquired “Ownership” (or “Beneficial Ownership”) of a security if Stockholder (i) is the record owner of such security; or (ii) is the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of such security.
(d)   “Subject Securities” means (i) all Company Stock Owned by Stockholder as of the date hereof and (ii) all additional Company Stock of which Stockholder acquires Ownership during the Support Period. For the avoidance of doubt, Company Options, Company RSUs, and Company PSUs Beneficially Owned by Stockholder shall not be considered Subject Securities, and Company Stock issued upon the exercise or vesting of a Company Option, Company RSU, and Company PSU during the Support Period shall be Subject Securities.
(e)   “Support Period” means the period commencing on (and including) the date of this Agreement and ending on (and including) the Expiration Date.
(f)   A Person is deemed to have effected a “Transfer” of a security if such Person directly or indirectly: (i) sells, pledges, gifts, hedges, encumbers, grants a Lien on or an option to purchase with respect to, enters into any derivative arrangement with respect thereto, transfers or disposes of such security or any interest in such security or right therein to any Person other than Parent or Merger Subsidiary; (ii) enters into an agreement or commitment contemplating a transaction specified in clause (i); or (iii) reduces such Person’s Beneficial Ownership of or interest in or risk relating to such security or enters into a derivative arrangement with respect to such security.
SECTION 2.   TRANSFER OF SUBJECT SECURITIES AND VOTING RIGHTS
2.1   Restriction on Transfer of Subject Securities.   Subject to Section 2.3 below, during the Support Period, Stockholder shall not cause or permit any Transfer of any of the Subject Securities to be effected. Without limiting the generality of the foregoing, during the Support Period, Stockholder shall not tender, agree to tender or permit to be tendered any of the Subject Securities in response to or otherwise in connection with any tender or exchange offer.
2.2   Restriction on Transfer of Voting Rights.   During the Support Period, Stockholder shall ensure that: (a) none of the Subject Securities is deposited or otherwise transferred into a voting trust or any voting agreement or arrangement is entered into with respect to the Subject Securities (other than this Agreement); (b) no proxy, power-of-attorney, consent right or other authorization is granted, and no voting agreement or similar agreement is entered into, with respect to any of the Subject Securities except as contemplated by this Agreement; and (c) no action is taken or permitted that would in any way restrict, limit or interfere with the performance of Stockholder’s obligations hereunder or otherwise make any representation or warranty of Stockholder herein untrue or incorrect.
2.3   Permitted Transfers.   Section 2.1 above shall not prohibit a Transfer of Subject Securities by Stockholder: (a) if Stockholder is an individual (i) to any member of Stockholder’s immediate family, or to a trust for the benefit of Stockholder or any member of Stockholder’s immediate family, or otherwise for estate planning purposes, or (ii) by will or under Applicable Laws of intestacy upon the death of Stockholder; (b) if such Transfers do not involve a change in Beneficial Ownership; (c) if Stockholder is a trust, to any beneficiary of Stockholder or the estate of any such beneficiary; (d) by operation of Applicable Law or to a charitable organization qualified under Section 501(c)(3) of the Code; (e) by exercise of a Company Option (including a net or cashless exercise of such Company Option to purchase Company Stock); or (f) to the Company to cover Tax withholding obligations of Stockholder in connection with any exercise of Company Options or vesting of any Company RSUs or Company PSUs, provided that, in the case of clause (e) and (f) of this subsection, the underlying Subject Securities shall continue to be subject to the restrictions on Transfer set forth in this Agreement; provided, however, that a Transfer referred to in clauses (a) through (d) of this sentence shall be permitted only if (A) all of the representations and warranties in this Agreement with respect to Stockholder would be true and correct upon such Transfer, (B) as a precondition to such Transfer, the transferee agrees in a written document, reasonably satisfactory in form and substance to Parent and the Company, to be bound by all of the terms of this Agreement, and (C) such Transfer occurs no later than three (3) Business Days prior to the Expiration Date.
SECTION 3.   VOTING OF COMPANY STOCK
3.1   Voting Covenant.   During the Support Period, Stockholder hereby irrevocably and unconditionally agrees that, at any annual or special meeting of the stockholders of the Company, including the Company Stockholder Meeting, however called, including any adjournment or postponement thereof, Stockholder shall, in each case to the fullest extent that such Subject Securities are entitled to be voted therein: (1) appear at each such meeting or otherwise cause all such Subject Securities to be counted as present thereat for purposes of determining a quorum; and (2) be present (in person or by proxy) and vote (or cause to be voted) with respect to all of the Subject Securities, and unless otherwise directed in writing by Parent:

(a)   in favor of: (i) the Merger, the execution and delivery by the Company of the Merger Agreement and the adoption and approval of the Merger Agreement and the terms thereof; (ii) any proposal to adjourn or postpone such meeting of stockholders of the Company to a later date if there are not sufficient votes to approve the Merger Agreement, the Merger and any other matters necessary to effect the Merger; (iii) each of the other transactions contemplated by the Merger Agreement; and (iv) any other transaction pursuant to which Parent or any Subsidiary thereof proposes to acquire the Company in which the stockholders of the Company would receive aggregate consideration per share equal to or greater than the consideration to be received by stockholders of the Company in the Merger;
(b)   against any action or agreement which is intended or would reasonably be expected to impede, delay, postpone, interfere with, nullify, prevent or adversely affect, in each case in any material respect, the Merger or this Agreement, including (i) any other extraordinary corporate transaction, including any Acquisition Proposal made by any Person other than Parent and Merger Subsidiary, (ii) any amendment to the certificate of incorporation or bylaws of the Company, (iii) any material change to the capitalization of the Company, (iv) any change in a majority of the directors of the Company’s Board of Directors and (v) any action, proposal, or agreement that would reasonably be expected to result in the breach of any covenant, representation or warranty or any other obligation or agreement under the Merger Agreement or this Agreement; and
(c)   against any Alternative Acquisition Agreement and any action in furtherance of any Alternative Acquisition Agreement.
During the Support Period, Stockholder shall not enter into any agreement or understanding with any Person to vote or give instructions with respect to the Subject Securities in a manner inconsistent with this Section 3.1.
3.2   Grant of Proxy.   At all times during the Support Period, Stockholder hereby grants to Parent (and any designee of Parent) a proxy (and appoints Parent or any such designee of Parent as its attorney-in-fact) to appear, cause to be counted, vote, and to exercise all voting and consent rights of Stockholder with respect to, the Subject Securities (including, without limitation, the power to execute and deliver written consents) in accordance with, and solely with respect to, Section 3.1 at any meeting of stockholders of the Company (whether annual, special or otherwise and whether or not an adjourned or postponed meeting) at which any of the transactions, actions or proposals contemplated by Section 3.1 are or will be considered and in every written consent in lieu of such meeting. The foregoing proxy is limited solely to the voting of Stockholder’s Subject Securities or taking other actions with respect thereto solely in order to cause Stockholder to perform the covenants set forth in Section 3.1 if and to the extent that Stockholder otherwise fails to do so. The foregoing proxy shall be deemed to be a proxy coupled with an interest, is irrevocable (and as such shall survive and not be affected by the death, incapacity, mental illness or insanity of Stockholder, as applicable) during the Support Period and shall not be terminated by operation of Applicable Law or upon the occurrence of any other event other than the termination of this Agreement pursuant to Section 7.11. Stockholder authorizes Parent to substitute any other Person to act hereunder, to revoke any substitution and to file this proxy and any substitution or revocation with the secretary of Parent. Stockholder hereby affirms that the proxy set forth in this Section 3.2 is given in connection with and granted in consideration of Parent entering into the Merger Agreement and that such proxy is given to secure the obligations of Stockholder under Section 3.1.
3.3   Further Assurances.   Stockholder shall not, and shall not permit any of its Affiliates to, enter into any tender, voting or other such agreement, or grant a proxy or power of attorney, with respect to any of the Subject Securities that is inconsistent with this Agreement or otherwise take any other action with respect to any of the Subject Securities that would restrict, limit or interfere with the performance of any of Stockholder’s obligations hereunder.
SECTION 4.   WAIVER OF APPRAISAL RIGHTS
4.1   Stockholder hereby irrevocably and unconditionally waives, and agrees not to exercise or assert, on its own behalf or on behalf of any other holder of Company Stock, any rights of appraisal under

Section 262 of the DGCL, any dissenters’ rights or any similar rights relating to the Merger that Stockholder may have by virtue of, or with respect to, any Subject Securities.
SECTION 5.   REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER
Stockholder hereby represents and warrants to each of Parent and Merger Subsidiary as follows:
5.1   Authorization, etc.   Stockholder has the authority and legal capacity to execute and deliver this Agreement and to perform Stockholder’s obligations hereunder. This Agreement has been duly authorized, executed and delivered by Stockholder and, assuming due authorization, execution and delivery by Parent and Merger Subsidiary, constitutes a legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, except as enforcement thereof may be limited by (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies. If Stockholder is a corporation, then Stockholder is a corporation duly organized, validly existing and in good standing under the Applicable Laws of the jurisdiction in which it was organized. If Stockholder is a general or limited partnership, then Stockholder is a partnership duly organized, validly existing and in good standing under the Applicable Laws of the jurisdiction in which it was organized. If Stockholder is an individual and is married, and any of the Subject Securities constitute community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding, this Agreement has been duly executed and delivered by Stockholder’s spouse and, assuming due authorization, execution and delivery by Parent and Merger Subsidiary, is enforceable against Stockholder’s spouse in accordance with its terms, except as enforcement thereof may be limited by (x) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (y) rules of law governing specific performance, injunctive relief and other equitable remedies.
5.2   No Conflicts or Consents.
(a)   The execution and delivery of this Agreement by Stockholder does not, and the performance of this Agreement by Stockholder will not: (a) assuming the compliance of each of the Company, Parent and Merger Subsidiary, with all applicable Antitrust Laws, conflict with or violate any Applicable Law applicable to Stockholder or by which Stockholder or any of Stockholder’s properties is or may be bound; (b) if Stockholder is not an individual, violate, contravene or conflict with or result in any breach of any provision of the certificate of incorporation or bylaws (or other similar governing documents) of Stockholder; or (c) result in or constitute (with or without notice or lapse of time) any material breach of or material default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any Lien on any of the Subject Securities pursuant to, any Contract to which Stockholder is a party or by which Stockholder or any of Stockholder’s Affiliates or properties is or may be bound or affected, except, in each case, for any conflict, violation, breach, default or right which would not adversely affect in any material respect the ability of Stockholder to perform its obligations hereunder.
(b)   Assuming the compliance of each of the Company, Parent and Merger Subsidiary with all applicable Antitrust Laws, the execution and delivery of this Agreement by Stockholder does not, and the performance of this Agreement by Stockholder will not, require any filing with or notification of, nor any permit, authorization, consent or approval of, any Governmental Authority or any other Person, other than such filings under Sections 13(d) and 16 of the Exchange Act as may be required in connection with this Agreement or where the failure to make such filings or obtain such permits, authorizations, consents or approvals would not, individually or in the aggregate, prevent or materially delay, or reasonably be expected to prevent or materially delay, the ability of Stockholder to perform any of its obligations under this Agreement.
5.3   Title to Company Stock; Full Disclosure.   Stockholder Owns, free and clear of any Lien (other than Liens that would not adversely affect in any material respect the ability of Stockholder to perform Stockholder’s obligations hereunder), the Subject Securities set forth opposite Stockholder’s name on Exhibit A to this Agreement. Except as set forth in Exhibit A hereto, neither Stockholder nor any of its Affiliates hold or have any Ownership interest in any other Company Stock, Company Equity Award, or any other security convertible into or exercisable for any equity securities of the Company.

5.4   No Litigation.   As of the date of this Agreement, there is no Proceeding pending or, to the knowledge of Stockholder, threatened against Stockholder or any of Stockholder’s properties or assets that would reasonably be expected to impair the ability of Stockholder to perform Stockholder’s obligations hereunder.
5.5   Merger Agreement.   Stockholder and its Representatives have reviewed and understand the terms of this Agreement and the Merger Agreement, and Stockholder has had the opportunity to consult with Stockholder’s counsel in connection with this Agreement.
5.6   Voting Power.   Stockholder has full voting power with respect to all the Subject Securities, and full power of disposition, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case, with respect to all the Subject Securities. None of the Subject Securities are subject to any stockholders’ agreement, proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Securities, except as provided hereunder.
5.7   Reliance.   Stockholder understands and acknowledges that Parent and Merger Subsidiary are entering into the Merger Agreement in reliance upon Stockholder’s execution, delivery and performance of this Agreement.
SECTION 6.   COVENANTS OF STOCKHOLDER
6.1   Stockholder Information; Disclosure.   Stockholder hereby consents to and authorizes the publication and disclosure by Parent, Merger Subsidiary and the Company (including in the Company’s proxy statements or any other publicly filed documents relating to the Merger or the transactions contemplated hereby) of: (a) Stockholder’s identity; (b) Stockholder’s Ownership of the Subject Securities; and (c) the nature of Stockholder’s commitments, arrangements and understandings under this Agreement, (including filing this Agreement as an exhibit to any publicly filed documents relating to the Merger or the transactions contemplated hereby), and any other information that Parent, Merger Subsidiary or the Company determines to be necessary in any SEC disclosure document in connection with the Merger or the transactions contemplated hereby. Stockholder further agrees, as promptly as practicable, to notify Parent, Merger Subsidiary and the Company of any required corrections with respect to any written information supplied by Stockholder specifically for use in any such disclosure document. Stockholder will use its reasonable best efforts to furnish all information concerning Stockholder and its Affiliates to Parent and the Company that is reasonably necessary for the preparation and filing of the Proxy Statement, and will otherwise reasonably assist and cooperate with Parent and the Company in the preparation, filing and distribution of the Proxy Statement and the resolution of any comments thereto received from the SEC. If applicable and to the extent required under Applicable Law, Stockholder shall promptly and in accordance with Applicable Law amend its Schedule 13G or Schedule 13D filed with the SEC to disclose this Agreement and shall use its reasonable best efforts to provide Parent and the Company with advance notice of all such amendments and an opportunity to review all such amendments and will consider in good faith any reasonable comments thereon made by Parent and the Company.
6.2   Further Assurances.   From time to time and without additional consideration, Stockholder shall (at Parent’s sole expense) execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, consents and other instruments, and shall (at Parent’s sole expense) take such further actions as Parent may reasonably request for the purpose of carrying out and furthering the intent of this Agreement.
6.3   Stop Transfer Order; Legends.   Stockholder hereby agrees that it will not request that the Company register the Transfer of any certificated or uncertificated interest representing any of the Subject Securities, unless such Transfer is made in compliance with this Agreement. In furtherance of this Agreement, concurrently herewith, Stockholder shall, and hereby does, authorize Parent to direct the Company or its counsel to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Subject Securities (and that this Agreement places limits on the voting and Transfer of such shares). The parties hereto agree that such stop transfer order shall be removed and shall be of no further force and effect upon the Expiration Date.

6.4   Public Announcement.   Stockholder shall not, and shall cause its Representatives not to, directly or indirectly, issue any press release, public announcement or make any other public statement or communication with respect to the transactions contemplated by this Agreement or the Merger Agreement without the prior written consent of Parent and the Company, except as may be required by Applicable Law (including any filings required under Sections 13(d) and 16 of the Exchange Act), provided that, to the extent feasible, Stockholder shall notify Parent in advance of any public statement it intends to make without Parent approval because disclosure is required by Applicable Law.
6.5   Waiver of Certain Actions.   Stockholder hereby agrees not to commence or participate in, and to take all actions necessary to opt out of any class in, any class action with respect to any Proceeding or claim, derivative or otherwise, against Parent, Merger Subsidiary, the Company or any of their respective successors (a) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any Proceeding or claim seeking to enjoin or delay the Expiration Date or the Closing) or (b) alleging a breach of any duty of the Company’s Board of Directors in connection with the negotiation of or entry into the Merger Agreement, this Agreement or the transactions contemplated thereby or hereby.
6.6   No Solicitation.
(a)   Stockholder hereby covenants not to, and shall not authorize or permit its Affiliates or Representatives to, directly or indirectly, take any action that the Company would be prohibited from taking under Section 6.3 of the Merger Agreement. If and to the extent the Company is required to do so under Section 6.3(f) of the Merger Agreement, Stockholder shall, and shall cause its Affiliates and Representatives to, cease immediately and cause to be terminated any solicitation, discussions and negotiations with any Person conducted heretofore with respect to any Acquisition Proposal, or any inquiry, proposal or offer that could reasonably be expected to lead to an Acquisition Proposal.
(b)   During the Support Period, Stockholder hereby covenants to, and shall cause its Affiliates or Representatives to, notify Parent of any Acquisition Proposal, any request for non-public information, any discussions or negotiations with any Person conducted heretofore with respect to any Acquisition Proposal, and status of any Acquisition Proposal, including any significant modifications thereto that the Company would be obligated to notify the Parent of under Section 6.3(d) of the Merger Agreement.
(c)   Notwithstanding the foregoing, Stockholder shall not be required to notify Parent of any discussions or negotiations to the extent the Company has notified Parent thereof.
SECTION 7.   MISCELLANEOUS
7.1   Adjustments.   In the event that, between the date of this Agreement and the Effective Time, (a) the outstanding Company Stock are changed into a different number or class of shares by reason of any stock split, division or subdivision of shares, stock dividend, reverse stock split, consolidation of shares, reclassification, recapitalization or other similar transaction, or (b) Stockholder shall become the Beneficial Owner of any additional Company Stock, then the terms of this Agreement shall apply to the Company Stock held by Stockholder immediately following the effectiveness of the events described in the aforementioned clause (a) or Stockholder becoming the Beneficial Owner thereof as described in the aforementioned clause (b), as though, in either case, they were Subject Securities hereunder. In the event that Stockholder shall become the Beneficial Owner of any other equity securities entitling the holder thereof to vote or give consent with respect to the matters set forth in Section 3 hereof, then the terms of Section 3 hereof shall apply to such other securities as though they were Subject Securities hereunder.
7.2   Expenses.   Except as provided in Sections 3.2 and 6.2 hereof, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.
7.3   Notices.   All notices, requests, claims, demands, and other communications to any party hereunder shall be in writing (including electronic mail (“e-mail”) transmission, so long as the sender can show (i) that the notice was properly addressed and sent by email, and (ii) the sender did not receive any email system notification that the email could not be delivered) and shall be given:

if to Stockholder:
at the address set forth on the signature page hereof;
if to Parent or Merger Subsidiary (or following the Effective Time, the Company):
Fair Holdings, Inc.
[***]
[***]
Attention:
Scott Painter
Leopold Visser

Email:
[***]

with a copy to (which copy shall not constitute notice):
Perkins Coie LLP
1301 Second Ave
Seattle, WA 98101
Attention:
Troy Foster
Gina Eiben

E-mail:
TroyFoster@perkinscoie.com
GEiben@perkinscoie.com

if to the Company (prior to the Effective Time):
TrueCar, Inc.
225 Santa Monica Blvd.
12th Floor
Santa Monica, CA 90401
Attention:
Jantoon Reigersman
Jeff Swart

E-mail:
[***]

with a copy to (which copy shall not constitute notice):
Alston & Bird LLP
One Atlantic Center
1201 West Peachtree Street
Atlanta, GA 30309
Attention:
Justin R. Howard
Rebecca R. Valentino

E-mail:
justin.howard@alston.com
rebecca.valentino@alston.com

or to such other address as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. Pacific time on a Business Day. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day.
7.4   Notification of Certain Matters.   During the Support Period Stockholder shall promptly deliver to Parent written notice upon becoming aware of (a) any injunction, writ or Order of any nature issued and directing that the transactions provided for herein not be consummated as herein provided or (b) any Proceeding pending or threatened with respect to the transactions contemplated hereby, in each such case if and only to the extent that such injunction, writ, Order or Proceeding would cause any of the conditions set forth in ARTICLE 9 of the Merger Agreement not to be satisfied at such time.
7.5   Severability.   If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.
7.6   Entire Agreement; Counterparts.   This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Any such counterpart, to the extent delivered by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity.
7.7   Assignment; Binding Effect.   No party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto, except that Parent or Merger Subsidiary may transfer or assign all or a portion of its rights and obligations under this Agreement, in whole or from time to time in part, to one or more of their Affiliates; provided that such transfer or assignment shall not relieve Parent or Merger Subsidiary of its obligations hereunder or enlarge, alter or change any obligation of any other party hereto or due to Parent or Merger Subsidiary. Any purported assignment in violation of this Agreement is void. The parties agree that their respective representations, warranties and covenants set forth in this Agreement are solely for the benefit of the other parties hereto in accordance with and subject to the terms of this Agreement. This Agreement is not intended to, and will not, confer upon any other Person any rights or remedies hereunder.
7.8   Independence of Obligations.   The covenants and obligations of Stockholder set forth in this Agreement shall be construed as independent of any other agreement or arrangement between Stockholder, on the one hand, and the Company or Parent, on the other. The existence of any claim or cause of action by Stockholder against the Company or Parent shall not constitute a defense to the enforcement of any of such covenants or obligations against Stockholder.
7.9   Governing Law; Jurisdiction; Waiver of Jury Trial.
(a)   This Agreement, and all Proceedings (whether in contract, in tort or otherwise) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement or the transactions contemplated hereby, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of any jurisdictions that would cause the application of the laws of any jurisdiction other than the State of Delaware. All Proceedings (whether at law, in contract, in tort or otherwise) arising out of or relating to this Agreement, the negotiation, validity or performance of this Agreement or the transactions contemplated hereby shall be heard and determined exclusively in the Court of Chancery of the State of Delaware (or, if the Chancery Court declines jurisdiction, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware), and the parties irrevocably submit to the exclusive jurisdiction of such court (and, in the case of appeals, the appropriate appellate court therefrom), in any such Proceeding and irrevocably waive the defense of an inconvenient forum to the maintenance of any such Proceeding. The consents to jurisdiction set forth in this paragraph shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties hereto. The parties agree that service of any court paper may be made in any manner as may be provided under Applicable Law or court rules governing service of process in such court. The parties hereto agree that a final judgment in any such Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law.
(b)   The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that any breach of this Agreement would not be adequately compensated by monetary damages, and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, without proof of actual damages or inadequacy of legal remedy and without bond or other security being required, in addition to any other remedy to which they are entitled at law or in equity. The pursuit of specific enforcement by any party hereto will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy (whether at law or in equity) to which such party may be entitled at any time.
(c)   EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
7.10   Amendments and Waivers.   Any provision of this Agreement may be amended or waived prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective; provided, that no amendments or waivers shall be made to or under, as applicable, Section 1, Section 4.1, Section 6.1, Section 6.4, Section 6.5, Section 7.11 or Section 7.12 hereof without the prior written consent of the Company. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.
7.11   Termination.   This Agreement and all rights and obligations of the parties hereunder shall automatically terminate, and no party shall have any rights or obligations hereunder, and this Agreement shall be revoked, become null and void on and have no further effect as of the Expiration Date; provided, that the provisions set forth in Section 4.1, Section 6.5 and Section 7.12 shall survive the Expiration Date and termination of this Agreement. Nothing in this Section 7.11 shall relieve any party from any liability for any Willful Breach of this Agreement occurring prior to the termination of this Agreement and the provisions of this Section 7 (other than Section 7.1) shall survive any termination of this Agreement. For the avoidance of doubt, the representations and warranties herein shall not survive the termination of this Agreement.
7.12   Directors and Officers.   Stockholder signs this Agreement solely in Stockholder’s capacity as a stockholder of the Company, and not in Stockholder’s capacity as a director, officer or employee of the Company. Nothing in this Agreement shall be construed to prohibit Stockholder or any of Stockholder’s Representatives who is an officer or member of the Company’s Board of Directors from taking any action (or failure to act) in his or her capacity as an officer or member of the Company’s Board of Directors or from taking any action with respect to any Acquisition Proposal solely in his or her capacity as such an officer or director or in the exercise of his or her fiduciary duties in his or her capacity as director or officer of the Company, or prevent or be construed to create any obligation on the part of any director or officer of the Company from taking any action in his or her capacity as such director or officer, and no action taken solely in any such capacity as an officer or director of the Company shall be deemed to constitute a breach of this Agreement.
7.13   Construction.   The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections and Schedules are to Articles, Sections and Schedules of this Agreement unless otherwise specified. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute or Applicable Law shall be deemed to refer to such statute or Applicable Law as amended from time to time and to any rules or regulations promulgated thereunder. References to any Contract are to that Contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. References to “law,” “laws” or to a particular statute or law shall be deemed also to include any Applicable Law and rules and regulations promulgated under such statute or law. The word “shall” shall be construed to have the same meaning and effect of the word “will.” The phrase “to the extent” shall mean the degree to which, and such phrase shall not mean simply “if.” Unless the context otherwise requires, “neither,” “nor,” “any,” “either” and “or” shall not be exclusive. References to any period of days shall be deemed to be the relevant number of calendar days, unless otherwise specified. If any action under this Agreement is required to be done or taken on a day that is not a Business Day, then such action shall not be required to be done or taken on such day but on the first succeeding Business Day thereafter.
7.14   No Ownership Interest.   All rights, Ownership and economic benefits of and relating to the Subject Securities at a given time shall remain vested in and belong to Stockholder as of such time, and neither Parent nor Merger Subsidiary shall have any authority to exercise any power or authority to direct Stockholder in the voting of any of the Subject Securities, except as otherwise specifically provided herein.
7.15   No Agreement Until Executed.   This Agreement shall not be effective unless and until (i) the Merger Agreement is executed by all parties thereto and (ii) this Agreement is executed and delivered by all parties hereto.
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of Parent, Merger Subsidiary, Stockholder and the Company has caused this Voting and Support Agreement to be executed as of the date first written above.
Fair Holdings, Inc.
By:

Name:

Title:

Rapid Merger Subsidiary, Inc.
By:

Name:

Title:

[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, each of Parent, Merger Subsidiary, Stockholder and Company has caused this Voting and Support Agreement to be executed as of the date first written above.
Stockholder

Signature

Printed Name
Address:

Email:

[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, each of Parent, Merger Subsidiary, Stockholder and the Company has caused this Voting and Support Agreement to be executed as of the date first written above.
TrueCar, Inc.
By:

Name:

Title:

[Signature Page to Voting and Support Agreement]

EXHIBIT A
Subject Securities and Company Options
Stockholder:

Total Number of Subject Securities (by type)

Company Stock Owned as of October 14, 2025
Company Options Owned as of October 14, 2025
Company RSUs Owned as of October 14, 2025
Company PSUs Owned as of October 14, 2025

ANNEX E
EQUITY COMMITMENT LETTER
October 14, 2025
Fair Holdings, Inc.
[***]
[***]
Attention:
Scott Painter
Leopold Visser

E-mail:
[***]

with a copy (which shall not constitute notice) to:
Perkins Coie LLP
1301 Second Ave
Seattle, WA 98101
Attention:
Troy Foster
Gina Eiben

E-mail:
TroyFoster@perkinscoie.com
GEiben@perkinscoie.com

Ladies and Gentlemen:
In connection with the Agreement and Plan of Merger dated as of the date hereof (as amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof, the “Merger Agreement”), by and among TrueCar, Inc., a Delaware corporation (the “Company”), Fair Holdings, Inc., a Delaware corporation (“Parent”), and Rapid Merger Subsidiary, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Subsidiary”), the undersigned investor (the “Investor”) commits to purchase, directly or indirectly, securities of Parent, subject only to the terms and conditions herein, for an aggregate purchase price in cash equal to the amount set forth on Exhibit A (the “Commitment”). The proceeds of the Commitment will be used solely for the purposes of Parent acquiring, directly or indirectly, 100% of the outstanding equity interests of the Company, which will be effected by the merger of Merger Subsidiary with and into the Company with the Company surviving such merger as a wholly-owned subsidiary of Parent, in each case, as further set forth in, and subject to the terms and conditions of, the Merger Agreement (the “Transaction”). This letter agreement is referred to herein as this “Equity Commitment Letter”. Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Merger Agreement.
1.   Commitment.
a.   Subject only to the terms and conditions set forth in Section 1(d) hereof, the Investor hereby irrevocably commits and agrees to acquire, directly or indirectly, the securities of Parent set forth on Exhibit A for an aggregate purchase price in cash equal to the Commitment. The proceeds from the Investor’s Commitment shall be used by Parent to pay a portion of the Required Amount at the Closing on the terms and subject to the conditions and limitations of the Merger Agreement, and for no other purpose. The Investor shall not be obligated to fund the Commitment (or any portion thereof) evidenced hereby except as expressly set forth herein. Investor shall not, under any circumstances, be obligated under this Equity Commitment Letter to contribute to Parent or any other Person more than the Investor’s Commitment in the aggregate.
b.   Notwithstanding anything to the contrary in this Equity Commitment Letter, the Investor may, upon prior written notice to Parent, allocate all or a portion of its Commitment (i) to one or more co-investors, subsidiaries, investment vehicles or similar entities who are Affiliates of Investor, or (ii) following fulfillment of the condition set forth in Section 1.d(iii) with respect to the Additional Financing Amount, to one or more co-investors, subsidiaries, investment vehicles or similar entities, whether or not such Person is an Affiliate of Investor (any Person of the type described in clause (i) or (ii), a “Syndicate Entity”), and the Commitment of the Investor will be reduced dollar-for-dollar by any amounts actually contributed in cash to Parent by such Syndicate Entity (and not returned) at or prior to the Closing, and any such Syndicate Entity will be deemed to have agreed to be bound by the terms and conditions of this Equity Commitment Letter and to have made the representations and warranties set forth in Section 4 hereof.
c.   Concurrently with the execution and delivery of this Equity Commitment Letter and the execution and delivery of the Merger Agreement by all parties to the Merger Agreement, the Investor has irrevocably deposited, as an advance against the Commitment, an amount of immediately available funds set forth opposite the caption “Deposited Amount” on Exhibit A (the “Deposited Amount”) with Parent, and Parent has irrevocably deposited (or on the date hereof shall irrevocably deposit) the Deposited Amount with the Company for the sole purpose of either (i) satisfying any obligation of Parent to pay the Parent Termination Fee or (ii) paying a portion of the Required Amount at the Closing pursuant to the Merger Agreement ((i) and (ii), the “Required Uses”). At the time the Investor funds the balance of the Commitment pursuant to this Section 1 hereof, the Deposited Amount shall, to the extent released by the Company in accordance with the Merger Agreement and applied to the payment of the Required Amount, be credited against the amount of the Commitment on a dollar-for-dollar basis. Investor authorizes Parent and the Company to use the Deposited Amount, together with any investment earnings and interest thereon, in whole or in part, in satisfaction of a Required Use (including any requirement to pay the Parent Termination Fee solely to the extent required under Section 10.3(c) of the Merger Agreement and any Enforcement Expenses payable in connection therewith), but no other purpose. In the event of the valid and effective termination of the Merger Agreement pursuant to its terms and the Parent Termination Fee is not payable to the Company in connection with such termination pursuant to the terms of the Merger Agreement, Parent shall exercise such rights under the Merger Agreement as are reasonably necessary to ensure that the Company promptly causes the Deposited Amount, together with any investment earnings and interest thereon, to be refunded to Parent pursuant to the terms of the Merger Agreement, and upon receipt of such amount, Parent shall promptly cause the Deposited Amount, together with any investment earnings and interest thereon, to be refunded to the Investor. Notwithstanding anything herein to the contrary, the Investor’s sole obligations in connection with the payment by Parent of the Parent Termination Fee shall be the deposit of the Deposited Amount with Parent pursuant to the first sentence of this Section 1(c), and in no event shall Investor be responsible for any additional amounts (including any Enforcement Expenses; provided, that any investment earnings or interest on the Deposited Amount may be used by the Company to pay for the Enforcement Expenses, if any, to which it is entitled pursuant to the terms of the Merger Agreement).
d.   Conditions Precedent. The Investor’s obligation to fund such Investor’s Commitment (other than, for clarity, with respect to the Deposited Amount) shall be conditioned solely upon:
(i)   the execution and delivery of the Merger Agreement by all parties to the Merger Agreement;
(ii)   the satisfaction or waiver (to the extent permitted under Applicable Law) of all conditions precedent to the Closing set forth in Section 9.1 and Section 9.2 of the Merger Agreement (other than those conditions that by their nature are to be satisfied at the Closing, which conditions are capable of being satisfied if the Closing were to occur at such time);
(iii)   Parent shall have received duly executed equity and/or debt commitment letters from investors other than the Investor and its Affiliates, in forms reasonably satisfactory to the Investor and Parent, in an aggregate amount of at least $60.0 million (the “Additional Financing Amount”); and
(iv)   the Company has irrevocably confirmed to Parent in writing that the Company is ready and willing to consummate the Merger and the Company stood ready, willing and able to consummate the Merger and the Transactions.
e.   Neither the Investor nor any Affiliate thereof may rely on the failure of any condition set forth in Section 1(d) to be satisfied if such failure was primarily caused by (i) in the case of a failure of any of the conditions set forth in Section 1(d), the failure of Parent or Merger Subsidiary to perform any of their respective obligations under the Merger Agreement and (ii) in the case of a failure of any of the conditions set forth in Section 1.d.(ii) or Section 1.d.(iii), the failure of the Investor or any Affiliate thereof to perform any of their respective obligations under this Equity Commitment Letter.
f.   All obligations of the Investor relating to, arising out of or in connection with this Section 1 of this Equity Commitment Letter shall terminate automatically and immediately, and neither the Investor nor any Affiliate of Investor shall have any liability to any of the Company or any of its Affiliates pursuant to this Equity Commitment Letter or with respect to the Merger Agreement or the transactions contemplated thereby, upon the earliest to occur of: (i) the Investor funding the Commitment required to be funded by it hereunder, the occurrence of the Closing, and the payment of the Required Amount pursuant to the terms of the Merger Agreement, (ii) the valid and effective termination of the Merger Agreement in accordance with its terms or (iii) the initiation by the Company or any of its Affiliates or representatives of any Proceeding alleging or asserting that any provision of this Equity Commitment Letter is illegal, invalid or unenforceable in whole or in part or that the Investor is liable in excess of or to a greater extent than the Commitment or, if the Merger Agreement has been validly and effectively terminated in accordance with its terms and the Parent Termination Fee and any Enforcement Expenses are payable pursuant to the Merger Agreement, the Deposited Amount, together with any investment earnings and interest thereon; provided, that in the case of the preceding clauses (ii) or (iii), if there is a dispute as to whether there has been a valid and effective termination of the Merger Agreement or whether the Parent Termination Fee or any Enforcement Expenses are payable in connection therewith, the obligations of Investor set forth in this Equity Commitment Letter shall not terminate until a court of competent jurisdiction issues a final, non-appealable Order holding that there has been a valid and effective termination of the Merger Agreement.
2.   No Recourse.   Subject to Section 3 below, notwithstanding anything that may be expressed or implied in this Equity Commitment Letter to the contrary, by its acceptance hereof, Parent acknowledges, covenants and agrees, on behalf of itself, its Affiliates, and any Person claiming by, through or on behalf of any of them, that all Proceedings (in each case, whether at law or in equity, and whether sounding in Contract, tort, statute or otherwise) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to this Equity Commitment Letter, or the negotiation, execution, performance, or breach (whether willful, intentional, unintentional or otherwise) of this Equity Commitment Letter, including, without limitation, any representation or warranty made or alleged to be made in, in connection with, or as an inducement to, this Equity Commitment Letter (each of such above-described legal or equitable theories or sources of liability, a “Claim”) may be made only against (and are expressly limited to) the Investor as expressly identified in the preamble to and signature page(s) of this Equity Commitment Letter. No Person other than the Investor including, without limitation, (i) any past, present or future director, officer, employee, incorporator, member, partner, manager, direct or indirect equity holder, management company, Affiliate, agent, attorney, or representative of, and any financial advisor or lender to (all above-described Persons in this subclause (i), collectively, “Affiliated Persons”) the Investor or any Affiliate of the Investor, and (ii) any Affiliated Persons of such Affiliated Persons (the Persons in subclauses (i) and (ii) other than the Investor and any Syndicate Entity, together with their respective successors, assigns, heirs, executors or administrators, collectively, “Non-Parties” and each, individually, a “Non-Party”) shall have any liability or obligation whatsoever in respect of, based upon or arising out of any Claims arising under this Equity Commitment Letter.
3.   Enforcement.   This Equity Commitment Letter shall be binding on the Investor solely for the benefit of Parent, and nothing set forth in this Equity Commitment Letter shall be construed to confer upon or give any Person, other than Parent, any benefits, rights or remedies under or by reason of, or any rights to enforce or cause Parent to enforce, the Commitment or any other provision of this Equity Commitment Letter; provided, however, that subject to (i) the terms and conditions of the Merger Agreement, including, without limitation, Section 11.11 thereof, and (ii) fulfillment of the conditions precedent to Investor funding the Commitment set forth in Section 1(d) hereof, the Company is hereby made a third party beneficiary of the rights granted to Parent hereunder only for the purpose of obtaining specific performance of Parent’s right to cause the Commitment to be funded under Section 1 hereof, which right of specific performance may be sought directly against the Investor or indirectly through Parent, but, in each case, solely pursuant to the terms hereof, and for no other purpose.

4.   Representations and Warranties.   The Investor hereby represents and warrants to Parent that (a) it has all requisite power and authority to execute, deliver and perform this Equity Commitment Letter, (b) the execution, delivery and performance of this Equity Commitment Letter by the Investor (i) has been duly and validly authorized and approved by all necessary action by it, and (ii) shall not result (x) in any material breach or violation of, or constitute a material default (or an event which, with notice or lapse of time or both, would constitute a default) under, any Applicable Law, or (y) in a material breach or violation of, or constitute a material default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in termination of, or accelerate the performance required by, any of the terms, conditions or provisions of (1) any material Contract to which the Investor is a party or otherwise bound or (2) the Investor’s organizational documents, (c) this Equity Commitment Letter has been duly and validly executed and delivered by it and (assuming due execution and delivery of this Equity Commitment Letter by Parent) constitutes a legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other Applicable Laws affecting creditors’ rights generally and general principals of equity, (d) the Investor has, and will have for so long as this Equity Commitment Letter shall remain in effect, available and unrestricted funds in excess of the Commitment hereunder plus the aggregate amount of all other commitments and obligations it has outstanding at such time, (e) payment in full of the sum of its Commitment shall not result in a breach or violation of any applicable concentration limits or similar restrictions applicable to the Investor, and (f) all consents, approvals, authorizations, permits of, filings with and notifications to, any Governmental Authority necessary for the due execution, delivery and performance of this Equity Commitment Letter by the Investor have been obtained or made and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any Governmental Authority is required in connection with the execution, delivery or performance of this Equity Commitment Letter by the Investor.
5.   Certain Waivers.   The Investor agrees that the obligations of the Investor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by: (a) the failure or delay on the part of Parent to assert any claim or demand or to enforce any right or remedy against the Investor (or any permitted assignee); (b) any change in the time, place or manner of payment of the Commitment, or any rescission, waiver, compromise, consolidation or other amendment or modification of any of the terms or provisions of the Merger Agreement made in accordance with the terms thereof (so long as any such amendments or modifications do not increase the amount of the Commitment); (c) any change in the legal existence, structure or ownership of Parent or the Investor (or any permitted assignee); (d) the existence of any claim, set-off or other right which any Investor (or any permitted assignee) may have at any time against Parent, whether in connection with the Commitment or otherwise; (e) the adequacy of any other means Parent may have of obtaining payment related to the Commitment or any other commitment by any other investor executing a substantially similar commitment letter agreement with respect to the Transaction; (f) any right to assert against Parent or any other investor executing a substantially similar commitment letter agreement with respect to the Transaction, as a defense, counterclaim, crossclaim or set-off, any defense, counterclaim, claim, right of recoupment or set-off that it may at any time have against Parent or such other investor (including, without limitation, failure of consideration, fraud, fraudulent inducement, statute of limitations, payment, accord and satisfaction and usury); or (g) any other circumstance that might otherwise constitute a legal or equitable discharge of, or a defense, set-off or counterclaim available to the Investor other than the funding in full of the Investor’s Commitment in accordance herewith or the valid and effective termination of this Equity Commitment Letter in accordance with its terms. The Investor expressly waives any and all rights or defenses arising by reason of any Applicable Law which would otherwise require any election of remedies by Parent other than those available under the Merger Agreement. Except as set forth herein, the Investor waives promptness, diligence, notice of non-performance, default, dishonor and protest, notice of any Commitment incurred and all other notices of any kind (other than notices expressly required to be provided to the Investor hereunder), all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar Applicable Law now or hereafter in effect or any right to require the marshaling of assets of Parent or the Investor (or any permitted assignee hereunder) with respect to the Commitment or the Transaction. The Investor acknowledges that it will receive substantial direct and indirect benefits from the Transaction and that the waivers set forth in this Equity Commitment Letter are knowingly made in contemplation of such benefits.

6.   No Assignment.   The Commitment evidenced by this Equity Commitment Letter shall not be assignable by Parent, on the one hand, or, except to the extent permitted by the express terms by Section 1(b) hereof, the Investor, on the other hand, without the prior written consent of the Investor (in the case of an assignment by Parent) or Parent (in the case of an assignment by Investor), and such consent, if granted, shall not constitute a waiver of this requirement as to any subsequent assignment; provided, that any such permitted assignment shall not relieve the Investor of its obligations hereunder and Parent (and the Company, solely to the extent permitted herein) shall be entitled to pursue all rights and remedies against the Investor subject to the terms and conditions of this Equity Commitment Letter and the Merger Agreement. Any purported assignment of the Commitment in contravention of this Section 6 shall be null and void.
7.   Amendment.   This Equity Commitment Letter may not be amended except pursuant to a written document duly executed by each of the Investor and Parent, and, if required under the terms of the Merger Agreement, consented to in writing by the Company.
8.   Third Party Beneficiary.   Except for the Company (to the extent set forth in Sections 3, 6, 7 and 13 hereof), no Person other than Parent shall be entitled to rely upon this Equity Commitment Letter, and this Equity Commitment Letter shall be binding upon and inure solely to the benefit of each party hereto and nothing herein or in any other agreement (including, without limitation, the Merger Agreement), express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies whatsoever under or by reason of this Equity Commitment Letter. In furtherance of the foregoing, no creditor of Parent or any of its Affiliates (except for the Company, to the extent set forth in Sections 3, 6, 7 and 13 hereof) shall have any right to enforce this Equity Commitment Letter or to cause Parent to enforce this Equity Commitment Letter.
9.   Governing Law.   THIS EQUITY COMMITMENT LETTER SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OR CHOICE OF LAW PRINCIPLES THEREOF.
10.   Submission to Jurisdiction; Consent to Service of Process; Waiver of Jury Trial.
a.   Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom, in the event any dispute arises out of or is related to this Equity Commitment Letter, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any Proceeding relating to this Equity Commitment Letter or any of the transactions contemplated hereby in any court other than the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom, and (iv) waives any objection that it may now or hereafter have to the venue of any such Proceeding in the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom or that such Proceeding was brought in an inconvenient court and agrees not to plead or claim the same. Each party hereto hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 11.1 of the Merger Agreement, or in the case of the Investor on the signature page hereto, shall be effective service of process for any Proceeding in connection with this Equity Commitment Letter.
b.   EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS EQUITY COMMITMENT LETTER IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS EQUITY COMMITMENT LETTER. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY PROCEEDING RELATED TO ANY OF ITS SUBSIDIARIES IN

CONNECTION WITH THIS EQUITY COMMITMENT LETTER. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS EQUITY COMMITMENT LETTER BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10(b).
11.   Severability.   Any term or provision of this Equity Commitment Letter that is invalid or unenforceable in any situation in any jurisdiction will not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction; provided, however, that this Equity Commitment Letter may not be enforced without giving effect to the provisions in Sections 1, 2, and 3. No party hereto shall assert, and each party hereto shall cause its respective Affiliates not to assert, that this Equity Commitment Letter or any part hereof is invalid, illegal or unenforceable.
12.   Miscellaneous.   This Equity Commitment Letter may be executed in any number of counterparts (including by electronic mail portable document format (*.pdf), electronic signature or similar electronic means), and each such counterpart when delivered shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement. The provisions of this Equity Commitment Letter contain the entire agreement of the parties hereto with respect to the subject matter hereof and supersede any prior oral or written agreements, undertakings, understandings, discussions, negotiations or proposals relating to the subject matter hereof. The headings contained in this Equity Commitment Letter are for convenience purposes only and will not in any way affect the meaning or interpretation hereof. All parties hereto acknowledge that each party and its counsel have participated in the drafting and negotiation of this Equity Commitment Letter and that any rules of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Equity Commitment Letter.
13.   Confidentiality.   This Equity Commitment Letter shall be treated as strictly confidential and is being provided to Parent (and made available to the Company) solely in connection with the Merger Agreement and the Transactions. This Equity Commitment Letter may not be used, circulated, quoted or otherwise referred to in any document, except the Merger Agreement or with the written consent of the Investor. Notwithstanding the foregoing, this Equity Commitment Letter may be provided to the Company, its affiliates, advisors and representatives who have been directed to treat this Equity Commitment Letter as confidential, and on the condition that the Company agrees to treat, and shall cause its affiliates, advisors and representatives to so treat, this Equity Commitment Letter as confidential; provided, that the Company, Parent, or the Investor may disclose such information to the extent required in connection with the enforcement of the terms of this Equity Commitment Letter, the Merger Agreement or any ancillary documents, or as required by Applicable Law, any Governmental Authority, the applicable rules of any national securities exchange or in connection with any U.S. Securities and Exchange Commission filings in relation to the Transactions.
[Remainder of Page Intentionally Blank]

If the foregoing is acceptable to you, please sign and return a copy of this Equity Commitment Letter.
Very truly yours,
INVESTOR:
ALPHA AUTO 2, LLC
By:
/s/ Ali Ahmed

Name:
Ali Ahmed

Title:
Manager

Address:
Ali Ahmed
5875 NW 163rd St.
Suite 104
Miami Lakes, Florida 33014
Email: [***]
with a copy (which shall not constitute notice) to each of:
Abbigail Webb, Esq. 5875 NW 163rd St. Suite 105 Miami Lakes, Florida 33014 Email: [***]	Greenberg Traurig, P.A. 401 East Las Olas Blvd., Suite 2000 Fort Lauderdale, FL 33301 Attention: Zach Schlichter Email: schlichterz@gtlaw.com
Accepted and Acknowledged:
PARENT:
FAIR HOLDINGS, INC.
By:
/s/ Scott Painter

Name:
Scott Painter

Title:
President

[Signature Page to Equity Commitment Letter (Investor)]

EXHIBIT A
Commitment Amount: $164,000,000
Security for the Commitment Amount: Series A Preferred Stock of Parent1
Deposited Amount: $15,000,000

1
On the terms reflected in the Project Rapid Term Sheet dated September 30, 2025, duly executed by Investor and Parent.

ANNEX F
SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW
§ 262 Appraisal rights
(a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository; the words “beneficial owner” mean a person who is the beneficial owner of shares of stock held either in voting trust or by a nominee on behalf of such person; and the word “person” means any individual, corporation, partnership, unincorporated association or other entity.
(b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation in a merger, consolidation, conversion, transfer, domestication or continuance to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title (other than, in each case and solely with respect to a converted or domesticated corporation, a merger, consolidation, conversion, transfer, domestication or continuance authorized pursuant to and in accordance with the provisions of § 265 or § 388 of this title):
(1)   Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders, or at the record date fixed to determine the stockholders entitled to consent pursuant to § 228 of this title, to act upon the agreement of merger or consolidation or the resolution providing for the conversion, transfer, domestication or continuance (or, in the case of a merger pursuant to § 251(h) of this title, as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.
(2)   Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation if the holders thereof are required by the terms of an agreement of merger or consolidation, or by the terms of a resolution providing for conversion, transfer, domestication or continuance, pursuant to § 251, § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title to accept for such stock anything except:
a.   Shares of stock of the corporation surviving or resulting from such merger or consolidation, or of the converted entity or the entity resulting from a transfer, domestication or continuance if such entity is a corporation as a result of the conversion, transfer, domestication or continuance, or depository receipts in respect thereof;
b.   Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger, consolidation, conversion, transfer, domestication or continuance will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c.   Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or
d.   Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.
(3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.
(4)   [Repealed.]
(c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation, the sale of all or substantially all of the assets of the corporation or a conversion effected pursuant to § 266 of this title or a transfer, domestication or continuance effected pursuant to § 390 of this title. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.
(d)   Appraisal rights shall be perfected as follows:
(1)   If a proposed merger, consolidation, conversion, transfer, domestication or continuance for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations or the converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and, § 114 of this title, if applicable) may be accessed without subscription or cost. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger, consolidation, conversion, transfer, domestication or continuance, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger, consolidation, conversion, transfer, domestication or continuance shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity shall notify each stockholder of each constituent or converting, transferring, domesticating or continuing corporation who has complied with this subsection and has not voted in favor of or consented to the merger, consolidation, conversion, transfer, domestication or continuance, and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section, of the date that the merger, consolidation or conversion has become effective; or
(2)   If the merger, consolidation, conversion, transfer, domestication or continuance was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent, converting, transferring, domesticating or continuing corporation before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, or the surviving, resulting or converted entity within 10 days after such effective date, shall notify each stockholder of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation who is entitled to appraisal rights of the approval of the merger, consolidation, conversion, transfer, domestication or continuance and that appraisal rights are available for any or all shares of such class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting, transferring, domesticating or continuing corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and § 114 of this title, if applicable) may be accessed without subscription or cost. Such notice may, and, if given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, shall, also notify such stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving, resulting or converted entity the appraisal of such holder’s shares; provided that a demand may be delivered to such entity by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs such entity of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, either (i) each such constituent corporation or the converting, transferring, domesticating or continuing corporation shall send a second notice before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance notifying each of the holders of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation that are entitled to appraisal rights of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance or (ii) the surviving, resulting or converted entity shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation or entity that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation or the converting, transferring, domesticating or continuing corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.
(3)   Notwithstanding subsection (a) of this section (but subject to this paragraph (d)(3)), a beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares in accordance with either paragraph (d)(1) or (2) of this section, as applicable; provided that (i) such beneficial owner continuously owns such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance and otherwise satisfies the requirements applicable to a stockholder under the first sentence of subsection (a) of this section and (ii) the demand made by such beneficial owner reasonably identifies the holder of record of the shares for which the demand is made, is accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by the surviving, resulting or converted entity hereunder and to be set forth on the verified list required by subsection (f) of this section.

(e)   Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity, or any person who has complied with subsections (a) and (d) of this section and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders.
Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance. Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person who has complied with the requirements of subsections (a) and (d) of this section, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the surviving, resulting or converted entity a statement setting forth the aggregate number of shares not voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2) of this title), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand pursuant to paragraph (d)(3) of this section, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of such aggregate number). Such statement shall be given to the person within 10 days after such person’s request for such a statement is received by the surviving, resulting or converted entity or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section, whichever is later.
(f)   Upon the filing of any such petition by any person other than the surviving, resulting or converted entity, service of a copy thereof shall be made upon such entity, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached by such entity. If the petition shall be filed by the surviving, resulting or converted entity, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving, resulting or converted entity and to the persons shown on the list at the addresses therein stated. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving, resulting or converted entity.
(g)   At the hearing on such petition, the Court shall determine the persons who have complied with this section and who have become entitled to appraisal rights. The Court may require the persons who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any person fails to comply with such direction, the Court may dismiss the proceedings as to such person. If immediately before the merger, consolidation, conversion, transfer, domestication or continuance the shares of the class or series of stock of the constituent, converting, transferring, domesticating or continuing corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger, consolidation, conversion, transfer, domestication or continuance for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.
(h)   After the Court determines the persons entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger, consolidation, conversion, transfer, domestication or continuance, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger, consolidation, conversion, transfer, domestication or continuance through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger, consolidation or conversion and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving, resulting or converted entity may pay to each person entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving, resulting or converted entity or by any person entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under this section.
(i)   The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving, resulting or converted entity to the persons entitled thereto. Payment shall be so made to each such person upon such terms and conditions as the Court may order. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving, resulting or converted entity be an entity of this State or of any state.
(j)   The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section who participated in the proceeding and incurred expenses in connection therewith, the Court may order all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal not dismissed pursuant to subsection (k) of this section or subject to such an award pursuant to a reservation of jurisdiction under subsection (k) of this section.
(k)   Subject to the remainder of this subsection, from and after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, no person who has demanded appraisal rights with respect to some or all of such person’s shares as provided in subsection (d) of this section shall be entitled to vote such shares for any purpose or to receive payment of dividends or other distributions on such shares (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger, consolidation, conversion, transfer, domestication or continuance). If a person who has made a demand for an appraisal in accordance with this section shall deliver to the surviving, resulting or converted entity a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s shares in accordance with subsection (e) of this section, either within 60 days after such effective date or thereafter with the written approval of the corporation, then the right of such person to an appraisal of the shares subject to the withdrawal shall cease. Notwithstanding the foregoing, an appraisal proceeding in the Court of Chancery shall not be dismissed as to any person without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just, including without limitation, a reservation of jurisdiction for any application to the Court made under subsection (j) of this section; provided, however that this provision shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, as set forth in subsection (e) of this section. If a petition for an appraisal is not filed within the time provided in subsection (e) of this section, the right to appraisal with respect to all shares shall cease.

(l)   The shares or other equity interests of the surviving, resulting or converted entity to which the shares of stock subject to appraisal under this section would have otherwise converted but for an appraisal demand made in accordance with this section shall have the status of authorized but not outstanding shares of stock or other equity interests of the surviving, resulting or converted entity, unless and until the person that has demanded appraisal is no longer entitled to appraisal pursuant to this section.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV81344-TBD1. To approve and adopt the Merger Agreement by and among the Company, Fair Holdings, Inc. and Rapid Merger Subsidiary, Inc.(the “Merger Proposal”).2. To approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company's namedexecutive officers that is based on or otherwise relates to the Merger (the “Advisory Compensation Proposal”).3. To approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if a quorum is not present orthere are not sufficient votes cast at the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”).For Against Abstain! ! !! ! !The Board of Directors recommends you vote FOR proposals 1, 2 and 3.NOTE: In their discretion, the proxy holder may vote upon such other business as may properly come before the meeting or any adjournment, postponement or rescheduling thereof.TRUECAR, INC.225 SANTA MONICA BLVD, 12TH FLOOR SANTA MONICA, CA 90401TRUECAR, INC.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.! ! !VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on [TBD], 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/TRUE2025SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on [TBD], 2025. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.SCAN TO VIEW MATERIALS & VOTE wPRELIMINARY COPY – SUBJECT TO COMPLETION

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.TrueCar, Inc.SPECIAL MEETING:The TrueCar, Inc. Special Meeting of Stockholders will be held on [TBD], 2025 at [TBD], via the Internet at www.virtualshareholdermeeting.com/TRUE2025SM. As the Company will be hosting the meeting virtually, there will be no physical location for stockholders to attend the meeting in person.V81345-TBDTRUECAR, INC.Special Meeting Proxy Card[TBD], 2025 [TBD] Pacific TimeThis proxy is solicited by the Board of DirectorsThe stockholder(s), revoking all previous proxies, hereby appoint(s) Jantoon Reigersman and Jeffrey Swart, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of TRUECAR, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at [TBD], PT on [TBD], 2025, live via the Internet at www.virtualshareholdermeeting.com/TRUE2025SM and any adjournment, postponement or rescheduling thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is specified, this proxy will be voted FOR proposals 1, 2 and 3, and in the discretion of the proxy holders on such other matters as may properly come before the meeting or any adjournment, postponement or rescheduling thereof.Continued and to be signed on reverse side